Exhibit 10.12

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDED AND RESTATED

MASTER RESEARCH AND COLLABORATION AGREEMENT

by and among

JUNO THERAPEUTICS, INC.

and

CELGENE CORPORATION

and

CELGENE RIVOT LTD.

Dated as of August 13, 2015

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

i

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

v

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page
12.15	Further Assurances	148

EXHIBIT A

EXHIBIT B

EXHIBIT C

EXHIBIT D

LIST OF EXHIBITS

Exhibit A         Form of License Agreement

Exhibit B         Form of Juno Lead Co-Co Agreement

Exhibit C         Form of Celgene Lead Co-Co Agreement

Exhibit D         Form of Material Transfer Agreement

LIST OF SCHEDULES

Schedule 1.25          Celgene [***] Products

Schedule 1.37          Celgene Targets

Schedule 3.1.5         [***] Program - Post-Option Exercise Agreements

Schedule 7.3.6(c)    Core Countries

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDED AND RESTATED MASTER RESEARCH AND COLLABORATION AGREEMENT

This AMENDED AND RESTATED MASTER RESEARCH AND COLLABORATION AGREEMENT (this “Agreement”) is entered into as of August 13, 2015 (the “Execution Date”) by and among Juno Therapeutics, Inc., a Delaware corporation (“Juno”), and Celgene Corporation, a Delaware corporation (“Celgene Corp.”), with respect to all rights and obligations under this Agreement in the United States, and Celgene RIVOT Ltd. (“Celgene RIVOT”), with respect to all rights and obligations under this Agreement outside the United States (Celgene RIVOT and Celgene Corp., together, “Celgene”). Celgene and Juno are each referred to herein by name or as a “Party”, or, collectively, as the “Parties.”

RECITALS

WHEREAS, Juno is a clinical-stage company engaged in the research and development of novel cellular and other immunotherapies, including for the treatment of cancer and diseases and conditions of the immune system;

WHEREAS, Celgene is engaged in the research, development and commercialization of therapeutic products to treat various diseases and conditions, including for the treatment of cancer;

WHEREAS, the Parties desire to collaborate on the research and development of [***] and immune-targeted therapies for the treatment of cancer and immune disorders;

WHEREAS, each Party will conduct certain research and development activities to identify cell therapies, biologic molecules and small molecule therapeutic compounds directed to certain biologic targets, and the other Party will obtain an exclusive option to enter into a license agreement or a co-development and co-commercialization agreement with such other Party with respect to such molecules and compounds, as further described herein;

WHEREAS, upon exercise of such option, the Parties shall enter into such separate license agreement or co-development and co-commercialization agreement, on the terms and subject to the conditions set forth herein;

WHEREAS, Juno and Celgene are parties to that certain Master Research and Collaboration Agreement, entered into on June 29, 2015 (the “Original Execution Date”); and

WHEREAS, the Parties desire to amend and restate such Master Research and Collaboration Agreement in its entirety as set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 1

DEFINITIONS

1.1 “Accounting Principles” means either U.S. generally accepted accounting principles (“GAAP”) or International Financial Reporting Standards (“IFRS”), as designated and used by the applicable Party in preparing its financial statements from time to time.

1.2 “Active Program” means any (i) Program being conducted by Juno or Celgene, respectively, for which [***], or (ii) Program that is [***] a Designated Program (to the extent still subject to a Development & Commercialization Agreement) that[***] for such Designated Program [***].

1.3 “Affiliate” means any Person which, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with a Party to this Agreement, or any Development & Commercialization Agreement, if applicable. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to a Person means (a) direct or indirect ownership of fifty percent (50%) or more of the voting securities or other voting interest of any Person (including attribution from related parties), or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract, as a general partner, as a manager, or otherwise. For purposes of this Agreement and any Development & Commercialization Agreement, neither Celgene nor Juno shall be deemed an Affiliate of the other Party.

1.4 “Antibody” means any monoclonal antibody (e.g., [***]. For clarity, a [***] shall not be an Antibody.

1.5 “Antibody Construct” means (a) a [***] Antibody, and (b) any molecule consisting of an [***].

1.6 “Antitrust Law” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the “HSR Act”), the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other Laws related to merger control or designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, in the following jurisdictions: the United States, all states and territories thereof, Australia, Brazil, Canada, the European Union, Republic of Korea, Japan, Mexico, Taiwan, and any other jurisdiction that Celgene, in its good faith judgment, determines requires a pre-merger notification filing prior to consummation of the transactions contemplated by the Implementing Agreements as defined in Section 3.2 of this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.7 “BD Designated Program” means a Program that becomes a Designated Program by the exercise of a BD Option by a Party for an Eligible BD Program acquired by the other Party, such BD Designated Program [***] the Party delivering the BD Option Exercise Notice for such Eligible BD Program.

1.8 “BD Program” means activities within the Celgene Scope or the Juno Scope conducted with respect to a program of research, Development or Commercialization activities under a license or other rights acquired by Juno or its Affiliate during the Research Collaboration Term or by Celgene or its Affiliate during the Research Collaboration Term from a Third Party [***] with respect to [***], provided that [***] being acquired by a Party from such Third Party, [***]. Notwithstanding the foregoing: (a) BD Program shall exclude any and all [***]; or (b) subject to clause (a), if a Party [***], such Party will not be [***] with respect to such [***] and the activities conducted with respect to such [***] will not be deemed to constitute a BD Program [***], such Program [***], such Program [***], provided that if, [***], a Party [***] that would have [***], then if such Party [***], such Party shall be [***]. Notwithstanding the foregoing, an [***] Program (i) shall not be treated as a BD Program under Section 2.2, [***], and (ii) shall instead be subject to Section 3.1.5.

1.9 “Biologics License Application” or “BLA” means a Biologics License Application (as more fully described in U.S. 21 C.F.R. Part 601.20 or its successor regulation) and all amendments and supplements thereto submitted to the FDA, or any equivalent filing,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

including an MAA, in a country or regulatory jurisdiction other than the U.S. with the applicable Regulatory Authority, or any similar application or submission for Regulatory Approval filed with a Regulatory Authority to obtain marketing approval for a biologic product in a country or in a group of countries.

1.10 “Biologic Therapeutic” means [***], and in each case of [***], excluding any [***].

1.11 “Biomarker” means a parameter or characteristic in a patient or Patient Sample, the measurement of which is useful (a) for purposes of selecting appropriate therapies or patient populations or monitoring therapies for such patient, and/or (b) for predicting the outcome of a particular treatment of such patient.

1.12 “Business Combination” means, with respect to a Party, any of the following events: (a) any Third Party (or group of Third Parties acting in concert) acquires, directly or indirectly, shares of such Party representing at least a majority of the voting power (where voting refers to being entitled to vote for the election of directors) then outstanding of such Party; (b) such Party consolidates with or merges into another corporation or entity which is a Third Party, or any corporation or entity which is a Third Party consolidates with or merges into such Party, in either event pursuant to a transaction in which at least a majority of the voting power of the acquiring or resulting entity outstanding immediately after such consolidation or merger is not held by the holders of the outstanding voting power of such Party immediately preceding such consolidation or merger; or (c) such Party conveys, transfers, licenses and/or leases all or substantially all of its assets to a Third Party.

1.13 “Business Day” means a day on which banking institutions in New York City, New York are open for business, excluding any Saturday or Sunday.

1.14 “Calendar Quarter” means the period beginning on the Effective Date, or the effective date of the applicable Development & Commercialization Agreement, as applicable and ending on the last day of the calendar quarter in which the Effective Date or the effective date of the applicable Development & Commercialization Agreement, as applicable, falls, and thereafter each successive period of three (3) consecutive calendar months ending on the last day of March, June, September, or December, respectively; provided that, the final Calendar Quarter shall end on the last day of the Term, the applicable License Term, or the applicable Co-Co Term, as applicable.

1.15 “Calendar Year” means the period beginning on the Effective Date, or the effective date of the applicable Development & Commercialization Agreement, as applicable, and ending on December 31 of the calendar year in which the Effective Date, or the effective date of the applicable Development & Commercialization Agreement, as applicable, falls, and thereafter each successive period of twelve (12) consecutive calendar months beginning on January 1 and ending on December 31; provided that, the final Calendar Year shall end on the last day of the Term, the applicable License Term, or the applicable Co-Co Term, as applicable.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.16 [***] means a [***]. For example, an [***] is a [***]. An [***] in which the [***] is a “[***]”. For purposes of determining the Parties rights and obligations under Articles 2, 3 and 5, a [***] (a) shall be considered to be [***] and, (b) [***], would result in the [***], to the extent not [***]. Notwithstanding the foregoing, (a) a [***], and (b) [***]. For example, for purposes of determining the Parties rights and obligations under Articles 2, 3, and 5, [***] would result in a [***], to the extent [***], provided that [***].

1.17 “Cancer Target” means a Target that is [***].

1.18 “CAR” means any [***].

1.19 “CAR/TCR Product” means a Product containing or comprising a CAR, TCR, CAR T-Cell or TCR T-Cell.

1.20 “CAR T-Cell” means a T-Cell that expresses one or more CARs on its surface.

1.21 “CD19 Program” means the Juno Program for which the Target is CD19.

1.22 “CD22 Program” means the Juno Program for which the Target is CD22.

1.23 “Celgene Background IP” means Patents and Know-How Controlled by Celgene or its Affiliates that arises from activities conducted prior to or outside of the Collaboration.

1.24 “Celgene Development Candidate(s)” means, on a Celgene Program-by-Celgene Program, Eligible BD Program-by-Eligible BD Program (where Celgene is the BD Acquiring Party) or [***] Program-by-[***] Program ([***]) basis, any [***] Agent that is [***] to the [***] of such [***], [***] Program or [***] Program, and (a) that is [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***], or (b) if such Program is an Eligible BD Program [***]. It is understood and agreed that prior to Juno’s exercise of an Option or BD Option with respect to a [***], [***], or an [***] Program, Celgene Development Candidates refer to [***] of the Celgene Program, Eligible BD Program [***] that is subject to an Option or BD Option. Following the exercise of the Option with respect to a Celgene Program [***], or the BD Option with respect to such Eligible BD Program for which Celgene is the BD Acquiring Party, Celgene Development Candidates within the resulting Designated Program also include any [***] Agents that may be [***] and that are [***] of such Designated Program (including without limitation [***] that are [***]), [***], that are being Developed and Commercialized under the applicable Development & Commercialization Agreement [***], and such Celgene Development Candidates shall be referred to in such Development & Commercialization Agreements as “Co-Co Candidates”. Notwithstanding the foregoing, Celgene Development Candidate shall [***].

1.25 “Celgene Excluded Programs” means:

(a)	[***]:

(i)	[***];

(ii)	[***];

(iii)	[***]; and

(iv)	[***]; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)	[***].

1.26 “Celgene IP” means Celgene Patents and Celgene Know-How.

1.27 “Celgene Know-How” means Know-How Controlled by Celgene or any of its Affiliates as of the Effective Date or at any time during the Term that is (a) [***] any Development Candidate, Product, or related Diagnostic Product, or (b) [***] Development Candidate, Product, or related Diagnostic Product, subject to the following sentence. “Celgene Know-How” shall not include any [***]. Notwithstanding the foregoing, Celgene Know-How shall not include any Know-How that is [***] active ingredients that are not Development Candidates, or Biomarkers in related Diagnostic Products.

1.28 “Celgene Option Exercise Notice” means, on a Juno Program-by-Juno Program basis, the written notice provided to Juno by Celgene pursuant to Section 3.1.3, such notice constituting Celgene’s exercise of its Option with respect to a Juno Program to convert it into a Designated Program.

1.29 “Celgene [***] Program” means any Program under which Celgene or its Affiliates [***] under such Program, where such Program consists of [***] under such Program. For clarity, irrespective of [***], a Celgene [***] Program that [***] shall not be an Eligible BD Program.

1.30 “Celgene Patents” means any and all Patents Controlled by Celgene or its Affiliates as of the Effective Date or at any time during the Term that Cover or claim inventions that are (a) [***] of any Development Candidate, Product, or related Diagnostic Products or (b) [***] any Development Candidate, Product or related Diagnostic Product, subject to the following sentence. “Celgene Patents” shall include any and all Patents within the Celgene Background IP that are within the foregoing subsections (a) and (b), but notwithstanding anything to the contrary in this Section 1.30, shall not include Patents to the extent that such Patents [***]. Notwithstanding anything to the contrary in this Section 1.30, Celgene Patents shall not include any Patents that [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.31 “Celgene Platform Technology” means any and all Know-How Controlled by Celgene or its Affiliates that is [***] (a) [***], each of the foregoing for use in the Field, and/or (b) [***] in the Field, and in each case of (a) and (b), excluding Know-How that is [***] or to [***] or a Target thereof.

1.32 “Celgene Products” means Celgene In Vivo Products and Celgene Cellular Therapy Products.

1.33 “Celgene Program” means any of the following, as applicable:

(a) a Program, [***], in which activities are within the Celgene Scope and have been, prior to the exercise of a Juno Option therefor, conducted by Celgene and/or its Affiliates, including any such Program (i) to which Celgene acquires a license or rights any time after the Original Execution Date and during the Research Collaboration Term that arises as a result of the exercise of an option by Celgene under a written agreement with a Third Party that was entered into prior to the Original Execution Date, and/or (ii) to which Celgene acquires a license or rights under a written agreement with a Third Party any time after the Original Execution Date and during the Research Collaboration Term, in the case of (ii), where [***] at the time of such acquisition;

(b) any Program that was offered by Celgene and/or its Affiliates [***] Program pursuant to Section 3.1.5, for which Juno has not exercised an Option within the time permitted for such exercise following such offer pursuant to Section 3.1.5, provided that such Program will no longer be a Celgene Program if Juno has not exercised an Option for such Program within the time period permitted following the [***], and such Program will thereafter no longer be within the Collaboration; and

(c) any [***] for which Celgene and/or its Affiliates was the BD Acquiring Party and any [***] Program for which Celgene and/or its Affiliates was the BD Acquiring Party,

and “Celgene Programs” means all of the foregoing. Following the exercise of an Option with respect to a Celgene Program, the activities conducted under the Development & Commercialization Agreement with respect to applicable [***] or such Program shall be referred to in such Development & Commercialization Agreements as a “Celgene Co-Co Program”. Notwithstanding the foregoing, a Celgene Program shall exclude any and all activities to identify, research and Develop [***] that are subject to options to acquire a license or other rights required for Commercialization of such [***] under agreements with Third Parties (including under Funding Agreements) unless or until such option is exercised. In no event will a Celgene Program include a Celgene Excluded Program.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.34 “Celgene Resulting Patents” means Collaboration Patents Covering or claiming Inventions [***]. For the avoidance of doubt, Celgene Resulting Patents do not include any Patents [***].

1.35 “Celgene Scope” means (a) the identification, research, Development and Commercialization of [***], prior to exercise of an Option for a Program including such Target, the Celgene Scope with respect to such Target shall [***], and subsequent to exercise of such Option, the Celgene Scope with respect to such Target shall [***] and (b) [***].

1.36 “Celgene Scope Term” means the period of ten (10) years from the Effective Date.

1.37 “Celgene Target” means any Target listed on Schedule 1.37(a), as such list of Targets may be updated or amended by the Parties by mutual agreement from time to time during the Research Collaboration Term. Celgene Targets shall exclude the Target(s) listed on Schedule 1.25. For clarity, a Celgene Target may also be a Juno Target.

1.38 “Celgene Upstream Agreements” means those agreements listed in the applicable Data Package detailing the obligations of Celgene to any Third Party with respect to a given offered Program, and any amendments thereof or successor agreements or agreements entered into pursuant to the terms of any such agreements.

1.39 “Cellular Therapy Development Candidate” means any Development Candidate that is or contains [***] for administration to a patient for use in the Field.

1.40 “Cellular Therapy Products” means any [***] that constitutes, incorporates, comprises or contains a Cellular Therapy Development Candidate [***], and in all forms, presentations and formulations (including manner of delivery and dosage). For example, [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

that constitutes, incorporates, comprises or contains a [***] Cellular Therapy Development Candidate within the Juno Scope is a “Juno Cellular Therapy Product”, and [***] that constitutes, incorporates, comprises or contains a [***] Cellular Therapy Development Candidate within the Celgene Scope is a “Celgene Cellular Therapy Product”.

1.41 “Chemistry, Manufacturing and Controls” or “CMC” means the part of pharmaceutical development that is directed to the Development and Manufacture of Products, the specifications therefor, and other parameters which indicate that the finished drug or biologic product and the manufacturing process are consistent and controlled, in each case, as specified by the FDA or other applicable Regulatory Authorities in the chemistry, manufacturing and controls section of an IND, BLA or NDA in the United States, or the equivalent section of regulatory filings made outside the United States, and “CMC Activities” means all activities relating to CMC.

1.42 “China Territory” means China, its territories and possessions.

1.43 “Claims” means any and all suits, claims, actions, proceedings or demands brought by a Third Party.

1.44 “Clinical Trial” means a human clinical trial, including any Phase 1a Clinical Trial, Phase 1b Clinical Trial, Phase 2 Clinical Trial, Phase 3 Clinical Trial, any study incorporating more than one of these phases (including a Pivotal Clinical Trial), or any clinical trial commenced after Regulatory Approval (including any Phase 4 Clinical Trial).

1.45 “Co-Development and Co-Commercialization Agreement” means a Juno Lead Co-Co Agreement or a Celgene Lead Co-Co Agreement, as applicable.

1.46 “Co-Co Program” means a Juno Co-Co Program or a Celgene Co-Co Program.

1.47 “Co-Co Product” means, with respect to a Co-Co Program, any product that constitutes, incorporates, comprises or contains a Co-Co Candidate arising under such Co-Co Program, whether or not as the sole active ingredient, and in all forms, presentations and formulations (including manner of delivery and dosage).

1.48 “Collaboration IP” means, collectively:

(a) “Collaboration Know-How” which means all Know-How that is [***], pursuant to the conduct of activities under the Collaboration at any time during the Term; and

(b) “Collaboration Patents” which means any Patents that cover or claim any Collaboration Know-How.

For clarity, Collaboration IP does not include either Party’s interest in Joint Collaboration IP.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.49 “Combination Product” means, any Product comprising a Development Candidate and one or more other active ingredient(s) that is not itself a Development Candidate (such other active ingredients, “Other Actives”). For clarification, the term “Other Active,” when referring to an ingredient included in such Product refers to ingredients that are incorporated or included in the Product for [***] (whether in the same or different formulations, or dosed separately or together) for the purpose of [***]; the term excludes such ingredients that are present in such a Product [***].

1.50 “Commercialization” means any and all activities directed to the manufacturing (including Manufacturing) of commercial supply of a product and related diagnostic product, the marketing, detailing, promotion and securing of pricing and reimbursement of such products, whether before or after Regulatory Approval has been obtained (including making, having made, using, importing, selling and offering for sale such product or related diagnostic product), and will include post-launch marketing, promoting, detailing, marketing, research, distributing, customer service, administering and commercially selling such products, importing, exporting or transporting such products for commercial sale, and all regulatory compliance with respect to the foregoing, and “Commercialize” means the performance of any of the foregoing activities. For clarity, “Commercialization” and “Commercialize” do not include any Clinical Trial commenced after Regulatory Approval.

1.51 “Commercialization Activities” means activities conducted by a Party in relation to Commercialization of Products under a Development & Commercialization Agreement in a country where such Party is not the Commercialization Lead Party following the exercise by such Party of (a) the Commercialization Opt-In Right, or (b) the delivery by such Party of a Juno Co-Commercialization Notice pursuant to Section 3.1.2 of the Celgene Lead Co-Co Agreement, or a Celgene Co-Commercialization Notice pursuant to Section 3.1.2 of the Juno Lead Co-Co Agreement, as further described in Section 3.1.6 of the Celgene Lead Co-Co Agreement, Section 3.1.7 of the Juno Lead Co-Co Agreement (each as applicable), and the Commercialization Opt-In Terms for the applicable Development & Commercialization Agreement.

1.52 “Commercialization Opt-In Right” means a Party’s right to opt-in to participate in Commercialization Activities in specified countries where such Party is not the Commercialization Lead Party, in accordance with Section 3.3 of the License Agreement, Section 3.1.3 of the Juno Lead Co-Co Agreement, or Section 3.1.3 of the Celgene Lead Co-Co Agreement, as applicable.

1.53 “Commercialization Opt-In Terms” means the additional terms set forth at Exhibit F to each Development & Commercialization Agreement governing the participation by a Party in Commercialization Activities pursuant to such Development & Commercialization Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.54 “Commercialization Plan” means, on a Program-by-Program basis, a plan for Commercialization of Products prepared by the Commercialization Lead Party of the Program from which such Product originated and submitted to the JCC for review or amendment, the plan setting forth the Commercialization activities to be performed by the Parties.

1.55 “Commercially Reasonable Efforts” means, with respect to either Party in relation to this Agreement or any Development & Commercialization Agreement, such efforts that are consistent with the efforts and resources used by a biopharmaceutical company of similar size and market capitalization in the exercise of its commercially reasonable business practices relating to an exercise of a right or performance of an obligation under this Agreement or any applicable Development & Commercialization Agreement, as applicable, including the research, development, manufacture, supply and commercialization of a pharmaceutical or biologic compound or product, as applicable, at a similar stage in its research, development or commercial life as the relevant compound or Product, and that has commercial and market potential similar to the relevant compound or Product, taking into account issues of intellectual property coverage, safety and efficacy, stage of development, product profile, competitiveness of the marketplace, proprietary position, regulatory exclusivity, anticipated or approved labeling, present and future market and commercial potential, the likelihood of receipt of Regulatory Approval, profitability (including pricing and reimbursement status achieved or likely to be achieved, amounts payable to licensors of patent or other intellectual property rights other than Juno under this Agreement or any Development & Commercialization Agreement, alternative products and legal issues).

1.56 “Confidential Information” means, with respect to a Party, all non-public, confidential and proprietary information and materials, including Know-How, marketing plans, strategies, and customer lists, in each case, that are disclosed by such Party to the other Party, regardless of whether any of the foregoing are marked “confidential” or “proprietary” or communicated to the other Party by the disclosing Party in oral, written, visual, graphic or electronic form.

1.57 “Control”, “Controls” or “Controlled” means, with respect to any intellectual property, Know-How or Confidential Information, the ability of a Party, itself or through an Affiliate, (whether through ownership or license (other than a license granted in this Agreement or a Development & Commercialization Agreement, as applicable) to grant to the other Party and/or its Affiliates, as applicable, the licenses or sublicenses as provided herein, in a Development & Commercialization Agreement, or to otherwise disclose such intellectual property, Know-How or Confidential Information to the other Party without violating the terms of any then-existing agreement with any Third Party or misappropriating such Know-How or Confidential Information. Notwithstanding the foregoing, for the purpose of defining whether intellectual property, Know-How or Confidential Information is Controlled by a Party, if such intellectual property, Know-How or Confidential Information is first acquired, licensed or otherwise made available to such Party after the Effective Date, or the effective date of the applicable Development & Commercialization Agreement, as applicable, and if the use, practice or exploitation thereof by or on behalf of the other Party, its Affiliates or sublicensees would require the first Party to pay any amounts to the Third Party from which the first Party acquired, licensed or otherwise obtained such intellectual property, Know-How or Confidential Information (“Additional Amounts”), such intellectual property, Know-How or Confidential Information shall be deemed to be Controlled by the first Party only if the other Party agrees to pay (if necessary) and does in fact pay all Additional Amounts with respect to such other Party’s use of or license to such intellectual property, Know-How or Confidential Information.

1.58 “Cooperative Efforts” means communications, exchanges of information or materials, or discussions between the Parties in conduct of activities under the Collaboration during the Term.

1.59 “Core Dossier Study” means, on a Program-by-Program basis, a core dossier of Clinical Trials and other studies to support Regulatory Approval in multiple jurisdictions for a given Program.

1.60 “Cover”, “Covering” or “Covered” means, with reference to a Patent and a product, composition, article of manufacture, or method, that the manufacture, practice, use, offer for sale, sale or importation of the product, composition, article of manufacture, or method, would infringe a Valid Claim of such Patent in the country in which such activity occurs without a license thereto (or ownership thereof).

1.61 “Damages” means all claims, threatened claims, damages, losses, suits, proceedings, liabilities, costs (including reasonable legal expenses, costs of litigation and reasonable attorney’s fees), or judgments, whether for money or equitable relief, of any kind and is not limited to matters asserted by Third Parties against a Party, but includes claims, threatened claims, damages, losses, suits, proceedings, liabilities, costs (including reasonable legal expenses, costs of litigation and reasonable attorney’s fees), or judgments incurred or sustained by a Party in the absence of Third Party claims; provided, that no Party shall be liable to hold harmless or indemnify the Juno Indemnitees or Celgene Indemnitees, as applicable, for any claims, threatened claims, damages, losses, suits, proceedings, liabilities, costs or judgments for punitive or exemplary damages, except to the extent the Party seeking indemnification is actually liable to a Third Party for such punitive or exemplary damages in connection with a claim by such Third Party.

1.62 “Data Package” means, on a Program-by-Program basis, a data package prepared by a Party with respect to Development activities conducted under a Program by such Party and its Affiliates within the Juno Scope or the Celgene Scope, as applicable, and provided to the other Party promptly following the occurrence of the following events during Development activities conducted by such Parties (each, a “Data Package Trigger Event”):

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

provided that (i) for the CD19 Program, unless otherwise agreed by the Parties in writing, Juno may provide the [***] Data Package on or before [***], but if Juno [***] following the [***] the CD19 Program, (ii) for the CD22 Program, Juno may provide the [***] Data Package on or before [***], Juno shall [***] following the [***], and (iii) on a Program-by-Program basis, no Data Package shall apply, and neither Party shall have any obligation to provide to the other Party, a Data Package for any Data Package Trigger Event for such Program that has already occurred as of the Effective Date.

Each Data Package shall contain the following, in a form reasonable under the circumstances: (i) a written report [***], (ii) the [***], (iii) the [***], (iv) a list of [***], (v) the [***] Development Candidate that is a [***] Development Candidate that is a [***], as applicable, (vi) to the extent Controlled by a Party, [***] any of the foregoing materials in this subsection (vi) that [***], (vii) a [***] for such Program as of the date upon which such Data Package is provided to the other Party, (viii) a detailed summary of [***], including without limitation [***], and (ix) a [***]. It is understood and agreed that the term “Data Package” is applicable only to a Program that is subject to an Option.

1.63 “Data Package Verification Date” means, with respect to a Data Package prepared by a Development Lead Party (the “Data Package Party”), the date that is the earlier of: (a) [***] after the date of receipt by a Party of such Data Package; provided, that

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

if such Party requests additional reasonable information and clarifications during the first [***] of such [***] period, then such [***] period will be automatically extended (as necessary) for up to an additional [***] period, during which period such Party may continue to request additional reasonable information and clarifications and the Data Package Party shall provide such information and clarifications to such Party; and (b) a date mutually agreed upon by the Parties for such Data Package. For clarity, in requesting additional reasonable information, a Party may not request [***].

1.64 “Defense” means any actions brought to defend a Patent against a challenge to such Patent, including without limitation reexaminations, inter partes reviews or post-grant reviews, excluding any actions included within Prosecution and Maintenance. “Defend” will have the correlative meaning.

1.65 “[***]” means, on a Designated Program-by-Designated Program basis, (a) those [***] at the time (i) an Option is exercised pursuant to Section 3.1.3, or (ii) a BD Option is exercised pursuant to Section 2.2.1, and (b) [***] for which a Party exercises an Option pursuant to Section 3.1.5, in each case of (a) and (b), [***].

1.66 “Development” means preclinical and clinical drug or biologic product development activities with respect to a therapeutic biologic or drug product or diagnostic product, including: test method development and stability testing, toxicology, formulation, process development, qualification and validation, manufacture scale-up, development-stage manufacturing (including Manufacturing), quality assurance/quality control, Clinical Trials (including Clinical Trials commenced after Regulatory Approval), statistical analysis and report writing, the preparation and submission of BLAs and MAAs, regulatory affairs with respect to the foregoing and all other activities necessary or useful or otherwise requested or required by a Regulatory Authority or as a condition or in support of obtaining or maintaining a Regulatory Approval, and “Develop” means the performance of any of the foregoing activities.

1.67 “Development Candidate” means (a) a Juno Development Candidate, (b) a Celgene Development Candidate, (c) any [***] Program or (d) any [***] Program, as applicable.

1.68 “Development & Commercialization Agreement” means a License Agreement in the form attached hereto as Exhibit A, or a “Juno Lead Co-Co Agreement” in the form attached hereto as Exhibit B, or a “Celgene Lead Co-Co Agreement” in the form attached hereto as Exhibit C, as applicable.

1.69 “Development Plan” means on a Program-by-Program basis, the plan setting forth the research and Development activities to be performed by the Parties following the exercise of the Option or BD Option for such Program, which Development Plan shall be

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

prepared by the Development Lead Party and submitted to the JRDC for review and approval in accordance with the terms of the applicable Development & Commercialization Agreement.

1.70 “Diagnostic Product” means, on a Product-by-Product basis, any product that constitutes, incorporates, comprises or contains a composition, process, method or kit that is necessary or reasonably useful [***] in a patient or Patient Sample, and/or (b) to measure Biomarkers in a patient or Patient Sample, in each case developed for use in connection with the applicable Product, and/or (c) to [***] to achieve improved safety or effectiveness.

1.71 “Dollars” or “$” means the legal tender of the United States.

1.72 “Effective Date” means the date on which all waiting periods under any applicable Antitrust Law in the Territory shall have expired or earlier been terminated with respect to this Agreement and the Equity Purchase Agreement.

1.73 “Eligible BD Program” means a BD Program in which a [***] a BD Acquiring Party licenses or acquires rights or exercises its option to license or acquire rights under such BD Program, [***] (a) (i) where [***] the BD Acquiring Party, [***] (a “[***] BD Program”), (ii) solely where [***] is the BD Acquiring Party, any other [***] (a “[***] BD Program”), or (iii) solely where Celgene is the BD Acquiring Party, any [***] (a “[***] BD Program”), or (b) where [***] is the BD Acquiring Party, within any other BD Program [***] for exercise of a BD Option ([***] BD Programs [***], the “[***] BD Programs”).

1.74 “EMA” means the European Medicines Agency, and any successor entity thereto.

1.75 “Engineered T-Cell” means a CAR T-Cell or TCR T-Cell.

1.76 “Equity Purchase Agreement” means the Share Purchase Agreement entered into by Celgene and Juno dated June 29, 2015.

1.77 “EU” means, at any particular time, all countries that are officially recognized as member states of the European Union at such particular time.

1.78 “Ex Vivo Modification” means the [***].

1.79 “[***] Juno Product” means a [***] Juno Product that is [***] Juno or its Affiliates [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.80 “Executive Officers” means Juno’s Chief Executive Officer and Celgene’s Chief Executive Officer.

1.81 “FDA” means the U.S. Food and Drug Administration, and any successor entity thereto.

1.82 “Field” means any use or purpose, including the treatment, palliation, diagnosis or prevention of any human or animal disease, disorder or condition.

1.83 “FTE” means the equivalent of the work of one (1) full-time employee of a Party or its Affiliates for one (1) year (consisting of [***] hours per year) in directly conducting Research, Development, Manufacture and Commercialization activities hereunder. Any Party’s employee who devotes fewer than [***] hours per year on the applicable activities shall be treated as an FTE on a pro-rata basis, calculated by dividing the actual number of hours worked by such employee on such activities by [***]. Any employee who devotes more than [***] hours per year on the applicable activities shall be treated as one (1) FTE. For the avoidance of doubt, FTE shall not include the work of general corporate or administrative personnel, except for the portion of such personnel’s work time actually spent on conducting scientific or technical activities related to the research Development, Manufacture or Commercialization of Products.

1.84 “FTE Rate” means the rate(s) to be agreed upon by the Parties, associated with each full-time scientific or technical person, or in the case of less than a full-time scientific or technical person, a full-time equivalent scientific or technical person year, carried out by an appropriately qualified employee of a Party or its Affiliates, based on [***] person-hours or greater per year, performing services under this Agreement or the applicable Development & Commercialization Agreement.

1.85 “Funding Agreement” means an agreement pursuant to which a Party or its Affiliate provides funding to a Third Party to [***]; provided that (a) such Party or Affiliate has [***] funds for research or development or to otherwise direct or control such research or development, and (b) [***].

1.86 “Good Clinical Practices” or “GCP” means the ethical and scientific quality standards for designing, conducting, recording, and reporting trials that involve the participation of human subjects as are required by applicable Regulatory Authorities or Law in the relevant jurisdiction. In the United States, GCP shall be based on Good Clinical Practices established through FDA guidances (including Guideline for Good Clinical Practice – ICH Harmonized Tripartite Guideline (ICH E6)), and, outside the United States, GCP shall be based on Guideline for Good Clinical Practice – ICH Harmonized Tripartite Guideline (ICH E6).

1.87 “Good Laboratory Practices” or “GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA, as defined in U.S. 21 C.F.R. Part 58 (or such other comparable regulatory standards in jurisdictions outside the United States, as they may be updated from time to time).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.88 “Good Manufacturing Practices” or “GMP” means all applicable standards relating to manufacturing practices for fine chemicals, intermediates, bulk products and/or finished pharmaceutical products, including (a) all applicable requirements detailed in the FDA’s current Good Manufacturing Practices regulations, U.S. 21 C.F.R. Parts 210 and 211 and “The Rules Governing Medicinal Products in the European Community, Volume IV, Good Manufacturing Practice for Medicinal Products”, as each may be amended from time to time, and (b) all applicable Laws promulgated by any Governmental Authority having jurisdiction over the manufacture of any Development Candidate, Product or Diagnostic Product, as applicable.

1.89 “Governmental Authority” means any: (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal); (d) multinational organization or body; or (e) individual, entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

1.90 “Hatch Waxman Act” means Drug Price Competition and Patent Term Restoration Act (Public Law 98-417), as amended and in force during the Term.

1.91 “IIT” means a human clinical study sponsored and conducted by an investigator at a research institution for which a Party or its Affiliate provides develop pharmaceutical compounds or biologic supplies; provided that such Party or Affiliate has no right or ability to direct or control such human clinical study, excluding (a) any human clinical study with a cooperative group, (b) any human clinical study that could reasonably be expected, in and of itself, to be used to obtain a regulatory approval and (c) any human clinical study that includes a head-to-head comparison of any pharmaceutical compound or biologic, either alone or in combination with any other pharmaceutical compound or biologic.

1.92 “Immune Cell Target” means a Target that [***] of the immune system.

1.93 “[***] Agent” or “[***]” means, as to a particular Target, any Specific Agent that:

(a) [***]; or

(b) is a product that [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***].

For clarity, a [***] Agent that is an Antibody that functions by (i) [***], and/or (ii) [***], is not an [***].

1.94 “[***]” or “[***]” means, as to a particular Program, [***] Agents within [***] of such Program, with all such [***] Agents [***]. Each of the following is considered a distinct [***]: (i) [***], (ii) [***], (iii) [***], (iv) [***], (v) [***], (vi) [***], (vii) [***], and (viii) [***], except that, within each category in (i)-(viii), all [***] shall be considered within a [***] of such Program (each such [***] deemed a “[***]”). For example, [***] with respect to [***] would include [***] would be within a [***] would include all [***].

1.95 “[***]” means a [***] (a) [***] and (b) [***]. An [***] in which the [***] are [***] “[***]”. For example, each of the following is an [***]: (i) [***], (ii) [***] and (iii) [***]. For purposes of determining the Parties rights and obligations under Articles 2, 3 and 5, an [***] (a) shall be [***] a Program in which the [***] and (b) [***]. Designation of [***]. If, however, a [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***], for purposes of determining the Parties rights and obligations under Articles 2, 3, and 5. Notwithstanding the foregoing, (a) [***] Development & Commercialization Agreement, and (b) [***] in the applicable Program. For example, [***], for purposes of determining the Parties rights and obligations under Articles 2, 3, and 5 of this Agreement, [***].

1.96 “[***]” means [***]. [***]. For example, an [***] including [***] within a Program, [***] (such Program, an “[***]”). Unless otherwise agreed by the Parties, [***] in the Program. Designation of [***]. [***], for purposes of determining the Parties rights and obligations under Articles 2, 3, and 5 of this Agreement, such [***]. For example, an [***] shall not alone result in [***]. For the avoidance of doubt if one Party were to opt-in to a [***], under no circumstance would [***] either Party to [***] with respect to [***].

1.97 “Immunology Target” means any [***] Target that (a) is, [***] the immune system, [***], and (b) is not an Immuno-Oncology Target.

1.98 “Immuno-Oncology Target” means any [***] Target that is present [***] (for example, any [***] (including without limitation a [***], where the [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.99 “In Vivo Development Candidate” means any Development Candidate that is developed or intended for in vivo administration to a patient or subject for use in the Field.

1.100 “IND” means an investigational new drug application (including any amendment or supplement thereto) submitted to the FDA pursuant to U.S. 21 C.F.R. Part 312, including any amendments thereto. References herein to IND shall include, to the extent applicable, any comparable filing(s) outside the U.S. for the investigation of any product in any other country or group of countries (such as a Clinical Trial Application (“CTA”) in the EU).

1.101 “IND Enabling Studies” means (i) any pharmacokinetic and/or toxicology study conducted under GLP for filing an IND or (ii) in the case of Cellular Therapy Products, initiation of GMP production of the relevant vector.

1.102 “Indication” means any disease or condition, or sign or symptom of a disease or condition.

1.103 “[***] Juno Product” means a [***] Juno Product [***] by Juno or its Affiliates [***].

1.104 “Inventions” means all inventions designed, discovered, generated, invented or conceived by or on behalf of either Party or its respective Affiliates or both Parties or their respective Affiliates, whether solely or jointly with any Third Party, in the course of activities performed under this Agreement or any Development & Commercialization Agreement, as applicable.

1.105 “In Vivo Product” means any therapeutic product or preparation that constitutes, incorporates, comprises or contains an In Vivo Development Candidate. An In Vivo Product within a Juno Program is a “Juno In Vivo Product” and an In Vivo Product within a Celgene Program is a “Celgene In Vivo Product”.

1.106 “Joint Resulting Patents” means any Patents (a) claiming or Covering subject matter arising from [***] and (b) contained in the Joint Collaboration IP. For the avoidance of doubt, Joint Resulting Patents do not include any Patents [***] independently of [***].

1.107 “Juno Background IP” means Patents and Know-How Controlled by Juno or its Affiliates that arises from activities conducted prior to or outside of the Collaboration.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.108 “Juno Component” means any individual element of a Juno Product [***]; it being understood and agreed that such element is not [***] in and of itself.

1.109 “Juno Development Candidate” means, on a Juno Program-by-Juno Program, Eligible BD Program-by-Eligible BD Program (where Juno and/or its Affiliates is the BD Acquiring Party) or [***] Program-by-[***] Program (where Juno and/or its Affiliates is offering such Program to the Collaboration) basis, any of the following, as applicable:

(a) with respect to the CD19 Program, (i) JCAR015, (ii) JCAR014, (iii) JCAR017, (iv) JCAR021, and (v) each [***] Agent that is [***] Juno or any of its Affiliates prior to or after the Effective Date until [***] (the “CD19 Development Candidates”);

(b) with respect to the CD22 Program, (i) JCAR018 and (ii) each [***] Agent that is [***] Juno or any of its Affiliates prior to or after the Effective Date until [***] (the “CD22 Development Candidates”); and

(c) with respect to each other Juno Program, Eligible BD Program (where Juno and/or its Affiliates is the BD Acquiring Party) or [***] Program that is offered by Juno and/or its Affiliates to the Collaboration, each [***] Agent that is [***] such Juno Program, Eligible BD Program [***], and (a) that is [***] Juno or any of its Affiliates prior to or after the Effective Date until [***], or (b) if such Program is an Eligible BD Program [***], that is offered by Juno and/or its Affiliates to the Collaboration prior to [***], and “Juno Development Candidates” means all of the foregoing. It is understood and agreed that prior to Celgene’s exercise of an Option or BD Option with respect to a Juno Program or Eligible BD Program for which Juno is the BD Acquiring Party, Juno Development Candidates refer to [***], Eligible BD Program or [***] Program that is subject to an Option or BD Option. Following the exercise of the Option with respect to a Juno Program or [***] Program, or the BD Option with respect to such Eligible BD Program for which Juno is the BD Acquiring Party, Juno Development Candidates within the resulting Designated Program also include [***] of such Designated Program (including [***], and which may be [***], that are being Developed and Commercialized under the applicable

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Development & Commercialization Agreement [***], and such Juno Development Candidates shall be referred to herein and in such Development & Commercialization Agreements as “Licensed Candidates” (where such Development & Commercialization Agreement is a License Agreement), or as “Co-Co Candidates” (where such Development & Commercialization Agreement is a Co-Development and Co-Commercialization Agreement). Notwithstanding the foregoing, Juno Development Candidate shall [***].

1.110 “Juno IP” means the Juno Patents and the Juno Know-How.

1.111 “Juno Know-How” means all Know-How Controlled by Juno or its Affiliates as of the Effective Date or at any time during the Term that is (a) primarily or directly related to and/or reasonably necessary for the [***], including any such Know-How that is within Juno Background IP, subject to the following sentence. “Juno Know-How” shall not include [***]. Notwithstanding the foregoing, Juno Know-How shall not include any Know-How that is [***] active ingredients that are not [***].

1.112 “Juno Option Exercise Notice” means, on a Celgene Program-by-Celgene Program basis, the written notice provided to Celgene by Juno pursuant to Section 3.1.3, such notice constituting Juno’s exercise of its Option to convert such Celgene Program into a Designated Program.

1.113 “Juno [***] Program” means any Program under which Juno or its Affiliates has [***] under such Program, where such Program consists of [***] under such Program. For clarity, irrespective of [***] Agents, a Juno [***] Program that [***] shall not be an Eligible BD Program.

1.114 “Juno Patents” means any and all Patents Controlled by Juno or its Affiliates as of the Effective Date or at any time during the Term that cover or claim inventions that are (a) [***] of any Development Candidate, Product, or related Diagnostic Product or (b) [***] Development Candidate, Product or related Diagnostic Product, subject to the following sentence. “Juno Patents” shall include any and all Patents [***] that are within the foregoing subsections (a) and (b), but notwithstanding anything to the contrary in this Section 1.114, shall not include Patents to the extent that [***]. Notwithstanding anything to the contrary in this Section 1.114, Juno Patents shall not include any Patents [***].

1.115 “Juno Platform Technology” means any and all Know-How Controlled by Juno or its Affiliates that is [***] (a) [***], each of the foregoing for use in the Field, (b) [***], and/or (c) [***] in the Field, and in each case of (a), (b) and (c), excluding Know-How that is [***].

1.116 “Juno Products” means Juno In Vivo Products and Juno Cellular Therapy Products.

1.117 “Juno Program” means any of the following, as applicable:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a) any Program, [***] in which activities are within the Juno Scope and have been prior to the exercise of a Celgene Option therefor, conducted by Juno and/or its Affiliates, including (i) the CD19 Program, (ii) the CD22 Program, (iii) any Program to which Juno and/or its Affiliates acquires a license or rights any time after the Original Execution Date and during the Research Collaboration Term that arises as a result of the exercise of an option by Juno and/or its Affiliates under a written agreement with a Third Party that was entered into prior to the Original Execution Date, or (iv) any Program to which Juno and/or its Affiliates acquires a license or rights under a written agreement with a Third Party any time after the Original Execution Date and during the Research Collaboration Term, in the case of (iv), where [***] at the time of such acquisition;

(b) any Program that was offered by Juno and/or its Affiliates as [***] Program pursuant to Section 3.1.5, for which Celgene has not exercised an Option within the time permitted for such exercise following such offer pursuant to Section 3.1.5, provided that such Program will no longer be a Juno Program if Celgene has not exercised an Option for such Program within the time period permitted following the [***], and such Program will thereafter no longer be within the Collaboration; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) any [***] Program for which Juno and/or its Affiliates was the BD Acquiring Party,

and “Juno Programs” means all of the foregoing. Following the exercise of an Option with respect to a Juno Program, the activities conducted under a Development & Commercialization Agreement with respect to applicable [***] or such Program shall be referred to herein and in such Development & Commercialization Agreements as a “Licensed Program” (where such Development & Commercialization Agreement is a License Agreement), or a Juno Co-Co Program (otherwise). Notwithstanding the foregoing, a Juno Program shall exclude any and all activities to identify, research and Develop [***] that are subject to options to acquire a license or other rights required for Commercialization of such [***] under agreements with Third Parties (including under Funding Agreements) unless or until such option is exercised.

1.118 “Juno Reagents” means [***] Juno Products, or are [***]. For clarity, Juno Reagents may include agents present within a Juno Product solely as a result of their application or inclusion during production, generation or preparation of the Juno Product, such as for ex vivo modification or treatment of cells.

1.119 “Juno Resulting Patents” means Collaboration Patents Covering or claiming Inventions [***]. For the avoidance of doubt, Juno Resulting Patents do not include any Patents [***].

1.120 “Juno Scope” means (i) the identification, research, Development and Commercialization of [***], and (ii) the [***] Commercialization of [***] that (A) [***]. In no event shall activities with respect to Specific Agents Specifically Directed to BCMA be considered within the Juno Scope.

1.121 “Juno Scope Term” means the period of [***] from the Effective Date.

1.122 “Juno Target” means any Immuno-Oncology Target or any Immunology Target, including CD19 and CD22, but excluding BCMA.

1.123 “Juno Upstream Agreements” means those agreements listed in the applicable Data Package detailing the obligations of Juno to any Third Party with respect to a given offered Program, and any amendments thereof or successor agreements or agreements entered into pursuant to the terms of any such agreements.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.124 “Know-How” means all tangible and intangible: (a) information, techniques, technology, practices, trade secrets, inventions (whether patentable or not), methods, knowledge, skill, experience, data, results (including pharmacological, toxicological and clinical test data and results, chemical structures, sequences, processes, formulae, techniques, research data, reports, standard operating procedures and batch records), analytical and quality control data, analytical methods (including applicable reference standards), full batch documentation, packaging records, release, stability, storage and shelf-life data, and manufacturing process information, results or descriptions, software and algorithms; and (b) compositions of matter, cells, cell lines, assays, animal models and any other physical, biological or chemical material, including physical embodiments of any Biologic Therapeutic, Small Molecule Compound or Engineered T-Cell, as applicable. As used in this definition, “clinical test data” shall include all information related to clinical or non-clinical testing, including patient report forms, investigators’ reports, biostatistical, pharmaco-economic and other related analyses, regulatory filings and communications, and the like.

1.125 “Law” or “Laws” means all laws, statutes, rules, regulations, orders, judgments, or ordinances having the effect of law of any national, multinational, federal, state, provincial, county, city or other political subdivision.

1.126 “Lead Development Candidate” means a Development Candidate in a Program for which IND Enabling Studies have been commenced.

1.127 “Licensed Product” means, with respect to a Licensed Program, any product that constitutes, incorporates, comprises or contains a Licensed Candidate arising under such Licensed Program, whether or not as the sole active ingredient, and in all forms, presentations, and formulations (including manner of delivery and dosage).

1.128 “Litigation Conditions” means, with respect to a Claim, (a) such Claim does not seek injunctive relief or non-monetary damages from the Indemnitee and (b) the Indemnitor expressly agrees in writing that as between the Indemnitor and Indemnitee, the Indemnitor shall be solely obligated to satisfy and discharge such Claim in full and is able to reasonably demonstrate that it has sufficient financial resources to meet such indemnification obligations.

1.129 “MAA” means a regulatory application filed with the EMA seeking Regulatory Approval of a biological, pharmaceutical or diagnostic product, and all amendments and supplements thereto filed with the EMA.

1.130 “Major EU Market Countries” means any of the following countries: [***].

1.131 “Manufacture” means all activities related to the manufacturing of a product or diagnostic product or, in either case, any component or ingredient thereof, including test method development and stability testing, formulation, process development, manufacturing scale-up whether before or after Regulatory Approval, manufacturing any product or diagnostic product in bulk or finished form for Development or Commercialization (as applicable), including filling and finishing, packaging, labeling, shipping and holding, in-process and finished product testing, release of a product or diagnostic product or, in either case, any component or ingredient thereof,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

quality assurance and quality control activities related to manufacturing and release of a Product, and Regulatory Activities related to any of the foregoing. “Manufacturing” has a corresponding meaning.

1.132 “MHLW” means the Ministry of Health, Labour and Welfare of Japan, or the Pharmaceuticals and Medical Devices Agency of Japan, or any success or to either of them, as the case may be.

1.133 “NK Cells” means natural killer cells.

1.134 “New Drug Application” or “NDA” means a New Drug Application (as more fully described in U.S. 21 C.F.R. Parts 314.50 et seq. or its successor regulation) and all amendments and supplements thereto, submitted to the FDA, or any equivalent filing, including an MAA, in a country or regulatory jurisdiction other than the U.S. with the applicable Regulatory Authority, or any similar application or submission for Regulatory Approval filed with a Regulatory Authority to obtain marketing approval for a product containing a Small Molecule Compound or diagnostic product, in a country or in a group of countries.

1.135 “North America Territory” means the United States, Canada and Mexico, and their territories and possessions.

1.136 “Option” means a Celgene Option, or a Juno Option or [***], but excluding a BD Option.

1.137 “Option Exercise Notice” means a Celgene Option Exercise Notice or a Juno Option Exercise Notice, as applicable.

1.138 “Option Exercise Window” means the time period within which a Party may exercise its Option with respect to a Program [***] as follows:

(a) With respect to each Program, including any [***] Program and any [***] Program, but excluding (i) the CD19 Program (which shall be subject to Section 1.137(b), (ii) the CD22 Program, (which shall be subject to Section 1.137(c), and (iii) any [***] Program (which shall be subject to Section 2.2.1), for each Data Package Trigger Event for such Program, the period commencing upon the date upon which the relevant Data Package is provided to such Party and expiring upon the relevant Data Package Verification Date for such Program, with the Option Exercise Window with respect to the [***], as applicable, for each Program; provided however that with respect to the CD22 Program, only the [***] Option Exercise Window shall apply.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) With respect to the CD19 Program, the Option Exercise Window shall commence upon the date upon which Celgene receives the Data Package for the CD19 Program and shall expire upon the Data Package Verification Date for the CD19 Program (“CD19 Option Exercise Window”).

(c) With respect to the CD22 Program, the Option Exercise Window shall commence upon (i) [***], or (ii) [***], and shall expire [***] following the corresponding Data Package Verification Date for the CD22 Program (each a “CD22 Option Exercise Window”). For clarity, if Juno [***], and Celgene does not exercise its Option for the CD22 Program [***], the CD22 Option Term shall expire, [***] for the CD22 Program, and the CD22 Program shall thereafter no longer be subject to the Collaboration or to Article 5.

1.139 “Option Term” means, on a Program-by-Program basis, any of the following, as applicable, subject to the extensions set forth in the definition of “Data Package Verification Date”:

(a) with respect to the CD19 Program, the period commencing upon the Original Execution Date and ending on the date that is the later of [***] after the Data Package Verification Date for the CD19 Program, or the date that is [***] after the Effective Date (the “CD19 Option Term”);

(b) with respect to the CD22 Program, subject to Section 1.137(c), the period commencing upon the Original Execution Date and ending on the expiration of the CD22 Option Exercise Window (the “CD22 Option Term”);

(c) with respect to each other Program, and subject to Section 3.2, the period commencing upon the Effective Date, and ending [***] following the Data Package Verification Date for the [***] Data Package with respect to each such Program;

and “Option Terms” means all of the foregoing. The Option Term for each Program shall terminate in any event upon the date on which the relevant Option or BD Option is exercised for such Program.

1.140 “Patent” means (a) all patents and patent applications in any country or supranational jurisdiction worldwide, (b) any substitutions, divisionals, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like of any such patents and patent applications, and (c) any foreign counterparts of any of the foregoing.

1.141 “Patient Sample” means tissue, fluid, or cells collected from a patient, or components of the foregoing.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.142 “Permitted Pre-Option Obligations” means activities performed or to be performed or rights granted or to be granted to a Third Party (a) under an agreement between a Party and a Third Party that are required under such agreement (where such agreement is not prohibited under Sections 3.1.6, 3.1.7, 5.1 and 5.2, and as such agreement is in effect as of the date of the exercise of the applicable Option (provided that such agreement was not entered into in any manner that fundamentally frustrates the purposes of this Agreement)), or (b) that are required under an agreement between X-BODY, Inc. or Juno Therapeutics GmbH (together, the “Juno Subsidiaries”), on the one hand, and a Third Party, on the other, that was entered into prior to the Original Execution Date, as such agreement exists as of the Original Execution Date (provided that such agreement was not entered into in any manner that fundamentally frustrates the purposes of this Agreement), including in each of (a) and (b) even if any activities performed under such agreements would violate or would cause a violation of Sections 3.1.6 or 3.1.7 or Article 5, if such Party or Juno Subsidiary does not have the ability to control the use of funds relating to, or to otherwise direct or control, any activities conducted by such Third Party in connection with such agreement.

1.143 “Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, governmental authority or agency, or any other entity not specifically listed herein.

1.144 “Phase 1a Clinical Trial” means a human clinical trial of a compound, the principal purpose of which is a preliminary determination of safety, pharmacokinetics, and pharmacodynamic parameters in healthy individuals or patients, as described in 21 C.F.R. 312.21(a), or a similar clinical study prescribed by the Regulatory Authorities in a foreign country.

1.145 “Phase 1b Clinical Trial” means a human clinical trial of a compound, the principal purpose of which is a further determination of safety and pharmacokinetics of the compound whether or not in combination with concomitant treatment after an initial Phase 1a Clinical Trial, prior to commencement of Phase 2 Clinical Trials or Phase 3 Clinical Trials, and which provides (itself or together with other available data) sufficient evidence of safety to be included in filings for a Phase 2 Clinical Trial or a Phase 3 Clinical Trial with Regulatory Authorities, or a similar clinical study prescribed by the Regulatory Authorities in a foreign country For studies of CAR/TCR agents, a Phase 1b Clinical Trial may include assessments of the expansion and persistence of the transferred T-Cells, immunological behavior of the transferred cells and evidence of clinical activity based on cellular, molecular and/or radiographic evidence of anti-tumor response.

1.146 “Phase 2 Clinical Trial” means a human clinical trial of a product in any country that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(b) and is intended to explore a variety of doses, dose response, and duration of effect, and to generate evidence of clinical safety and effectiveness for a particular Indication or Indications in a target patient population, or a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.

1.147 “Phase 3 Clinical Trial” means a human clinical trial of a product in any country that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(c) and is intended to (a)

establish that the product is safe and efficacious for its intended use, (b) define contraindications, warnings, precautions and adverse reactions that are associated with the product in the dosage range to be prescribed, and (c) support Regulatory Approval for such product, or a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.

1.148 “Phase 4 Clinical Trial” means a human clinical trial (other than a Phase 1 Clinical Trial, Phase 2 Clinical Trial or Phase 3 Clinical Trial) which is conducted on a product and after Regulatory Approval of the product has been obtained from an appropriate Regulatory Authority, and includes trials conducted voluntarily after Regulatory Approval for enhancing marketing or scientific knowledge of the product for an approved indication, or trials conducted after Regulatory Approval due to a request or requirement of a Regulatory Authority or as a condition of a previously granted Regulatory Approval.

1.149 “Pivotal Clinical Trial” means a human clinical trial of a product on a sufficient number of subjects that, prior to commencement of the trial, satisfies both of the following ((a) and (b)):

(a) such trial is designed to establish that such product has an acceptable safety and efficacy profile for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such product in the dosage range to be prescribed, which trial is intended to support Regulatory Approval of such product, or a similar clinical study prescribed by the U.S. or EMA; and

(b) such trial is a registration trial sufficient to support the filing of an application for a Regulatory Approval for such product in the U.S. or another country or some or all of an extra-national territory, as evidenced by (i) an agreement with or statement from the FDA or the EMA on a Special Protocol Assessment or equivalent, or (ii) other guidance or minutes issued by the FDA or EMA, for such registration trial.

1.150 “Post Option Costs” means, on a Designated Program-by-Designated Program basis, all [***] incurred in relation to [***] under such Designated Program after the exercise of an Option that are included in the calculation of Operating Profits & Losses pursuant to the terms of the Juno Lead Co-Co Agreement, or the Celgene Lead Co-Co Agreement, as applicable.

1.151 “Products” means (a) Celgene Products and (b) Juno Products.

1.152 “Product Liability” means any product liability claims asserted or filed by a Third Party (without regard to their merit or lack thereof), seeking Damages or equitable relief of any kind, relating to personal injury, wrongful death, medical expenses, an alleged need for medical monitoring, consumer fraud or other alleged economic losses, allegedly caused by any Co-Co Product (under a Co-Development and Co-Commercialization Agreement) or Licensed Product (under a License Agreement), and including claims by or on behalf of users (including spouses, family members and personal representatives of such users) of any Co-Co Product or Licensed Product (as applicable) relating to the use, sale, distribution or purchase of any Co-Co Product or Licensed Product (as applicable) sold by a Party, its Affiliates, sublicensees or distributors, including claims by Third Party payers, such as insurance carriers and unions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.153 “Profit & Loss Share” means each Party’s share of Operating Profits and Losses pursuant to Section 5.2 of the Juno Lead Co-Co Agreement and/or the Celgene Lead Co-Co Agreement, as applicable.

1.154 “Program” means activities directed to the research, Development and Commercialization of [***] Agents (which, for example, may include [***]) directed (i) in the case of Programs other than [***], to a given Target or (ii) in the case of [***], to a given combination of two or more Immune Cell Targets. Programs include Celgene Programs, Juno Programs, [***] Programs, Designated Programs and BD Programs. A Program for which an Option or a BD Option has been exercised is deemed a “Designated Program.”

1.155 “Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent, the preparation, filing, prosecution and maintenance of such Patent, as well as reissues, appeals, and requests for patent term adjustments (but not in connection with requests or applications for patent term extensions based on regulatory review periods for approved products, such as those provided in the United States under 35 U.S.C. § 156 and Supplementary Protection Certificates provided under the European Patent Convention, and similar extensions, where applicable, in other jurisdictions), and any appeal of a decision, holding or action in the course of any of the foregoing, with respect to such Patent, together with the initiation or defense of interferences, oppositions and other similar proceedings with respect to the particular Patent, and any appeals therefrom. For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” shall not include any other enforcement actions taken with respect to a Patent.

1.156 “Regulatory Approval” means the approval, license or authorization of the applicable Regulatory Authority necessary for the marketing and sale of a product for a particular Indication in a country in the world (including, with respect to each Major EU Market, separate pricing or reimbursement approvals whether or not legally required in order to sell the product in such country), and including the approval by the applicable Regulatory Authority of any expansion or modification of the label for such Indication.

1.157 “Regulatory Authority” means any national or supranational Governmental Authority, including the FDA in the U.S., the EMA in Europe and the MHLW in Japan, or any health regulatory authority in any country in the Territory that is a counterpart to the foregoing agencies and holds responsibility for development and commercialization of, and the granting of Regulatory Approval for, a Development Candidate, a Product or Diagnostic Product, as applicable, in such country.

1.158 “Regulatory Materials” means the regulatory registrations, applications, authorizations and approvals (including approvals of NDAs or BLAs, supplements and amendments, pre- and post-approvals, pricing and Third Party reimbursement approvals, and labeling approvals), Regulatory Approvals or other submissions made to or with any Regulatory Authority necessary for the research, Development (including the conduct of Clinical Trials), Manufacture, or Commercialization of a Development Candidate, Product, or Diagnostic Product

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

in a regulatory jurisdiction, together with all related correspondence to or from any Regulatory Authority and all documents referenced in the complete regulatory chronology for each NDA or BLA, including all Drug Master File(s) (if any), IND, CTA in the EU, MAA and supplemental new drug applications (sNDAs) or foreign equivalents of any of the foregoing.

1.159 “Reimbursable Costs” means, with respect to a Program, the following costs incurred by the Developing Party and its Affiliates in licensing or acquiring rights to, or carrying out research and Development activities for, such Program prior to the exercise of the Option for such Program:

(a) all (i) [***] costs [***] to such Program, including [***], and (ii) [***] incurred in relation to the [***] for such Program;

(b) all [***] costs, and all [***] costs [***] incurred in connection with (i) [***], and (ii) the [***], in each case to the extent [***] under such Program; and

(c) all [***] costs [***] with respect to [***] under such Program [***] in such Program,

in each case calculated in accordance with IFRS/GAAP.

1.160 “Research” means the performance of activities relating to Products or Development Candidates under this Agreement or any Development & Commercialization Agreement prior to commencement of IND Enabling Studies (or, for Diagnostic Products, commencement of IND Enabling Studies for the associated Product or Development Candidate), to identify, discover and characterize Development Candidates, Products and Diagnostic Products, or the equivalent of Development Candidates, Products and Diagnostic Products under the applicable Development & Commercialization Agreement.

1.161 “Research Collaboration Term” means the period of the Juno Scope Term, or such longer period as may be mutually agreed by the Parties.

1.162 “Resulting Patents” means collectively, Juno Resulting Patents, Celgene Resulting Patents and Joint Resulting Patents.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.163 “ROW Territory” means worldwide excluding (a) the North America Territory, and (b) solely with respect to Juno Cellular Therapy Products and Celgene Cellular Therapy Products, the China Territory.

1.164 “Small Molecule Compound” means any molecule or molecular structure that [***]. For clarity, a “Small Molecule Compound” is not a Biologic Therapeutic, and vice versa.

1.165 “Specific Agent” means, with respect to a particular Target, [***].

1.166 “Specifically Directed” means, with respect to a Target, [***].

1.167 “Sublicensee” means, with respect to a Party, a Third Party to whom such Party has granted a license under Know-How or Patents Controlled by the other Party, or a sublicense under Know-How or Patents licensed to such Party pursuant to a Development & Commercialization Agreement to Develop, Manufacture, have Manufactured, use, offer for sale, sell, import and otherwise Commercialize Development Candidates, or Products in the Field worldwide or in a particular territory or field, in accordance with the applicable Development & Commercialization Agreement, but excluding any Third Party acting solely as a distributor and excluding the other Party, its Affiliates, sublicensees and other licensees to the extent such sublicense or license is received from the other Party.

1.168 “Target” means a [***]. For example, with respect to CD19, a “Target” includes [***]. Unless otherwise specified, [***], a Target encompasses [***]. Where specified, [***]. Following the exercise of the Option for a Juno Program or a Celgene Program, as applicable, a Target will become a “Licensed Target”, if the Parties enter into a License Agreement, and a “Co-Co Target”, if the Parties enter into a Juno Lead Co-Co Agreement or a Celgene Lead Co-Co Agreement, as applicable.

1.169 “T-Cell” means a T-lymphocyte.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.170 “TCR” means a T-Cell receptor or antigen-binding fragment thereof that confers the ability of the T-Cell to recognize and bind to any protein of interest or a peptide epitope thereof when complexed with an MHC (major histocompatibility complex) molecule. A TCR may be a naturally-occurring T-Cell receptor or fragment thereof and/or a recombinant T-Cell receptor or fragment thereof.

1.171 “TCR T-Cell” means a T-Cell that expresses one or more TCRs on the surface of such cell.

1.172 “Territory” means worldwide.

1.173 “Third Party” means any Person other than Juno or Celgene that is not an Affiliate of Juno or of Celgene.

1.174 “United States” or “U.S.” means the United States of America and all of its territories and possessions.

1.175 “[***] BD Program” means activities conducted by a Third Party directed to Research, Development and/or Commercialization of [***] Program, in which [***] to the Target of such [***] Program with respect to which rights [***], including by way of [***]. For clarity a Program that is [***] BD Program if at the time such [***] occurs (a) there is a [***] Program [***] and (b) [***] Program are within an [***] of such [***] Program.

1.176 “[***] Program” means (a) activities conducted [***] by a Party and/or its Affiliates directed to Research, Development and/or Commercialization of [***] Program, in which the [***] to the Target of such [***] Program, where at least one such [***]. For clarity, Programs [***] in which [***] directed to Research, Development and/or Commercialization of [***], and where [***] has been [***] at the time such Party [***] only upon the [***] for such Program, and shall thereafter be subject to the [***] Section 3.1.5.

1.177 “[***] Program” means an [***] Program or an [***] BD Program.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.178 “[***] Celgene Background Patents” means Patents Covering [***] to the extent not included in the Celgene Patents.

1.179 “[***] Juno Background Patents” means Patents Covering [***] to the extent not included in the Juno Patents.

1.180 “Upfront Payment” means any consideration paid by the Offering Party within the first [***] following the effective date of the agreement pursuant to which the Offering Party acquired a license or other rights to the relevant Program, [***], as described in Section 2.2.1, excluding any amounts paid by the Offering Party that are [***] attributable to amounts paid by the Offering Party as the purchase price for [***], for such [***] equity securities (including [***]) of the Third Party. It being understood and agreed that [***] shall be included in the Upfront Payment.

1.181 “Vaccine” means any substance used to stimulate the production of Antibodies or other adaptive immune system-derived effect in vivo to provide immunity against one or several diseases, which is prepared from the causative agent of a disease, its products, or a synthetic substitute, and designed to act as an antigen without inducing the disease.

1.182 “Valid Claim” means a claim of (a) an issued patent in the U.S. or in a jurisdiction outside the U.S., as applicable, that has not expired, lapsed, been cancelled or abandoned, or been dedicated to the public, disclaimed, or held unenforceable, invalid, revoked or cancelled by a court or administrative agency of competent jurisdiction in an order or decision from which no appeal has been or can be taken, including through opposition, reexamination, reissue or disclaimer; or (b) a pending patent application that has not been finally abandoned, or expired and which has been pending for no more than [***] from the date of filing of the earliest patent application to which such pending patent application is entitled to claim priority.

1.183 “[***] Juno Products” means a Juno Development Candidate [***]. For clarity, [***] is not a [***] Juno Product.

1.184 Additional Definitions. Each of the following terms has the meaning described in the corresponding section of this Agreement indicated below:

Definition:	Section:
AAA	12.8.1
[***]	5.3.1
Acquirer Program	5.3.3(c)
[***]	1.93
Additional Amounts	1.57
Agreement	Preamble
Alliance Manager	4.1.3
[***]	2.2.1(c)
Antitrust Clearance Date	3.2.2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Definition:	Section:
Arbitration Eligible Dispute	12.8.1
Arbitration Issue	12.8.1(a)
Arbitration Notice	12.8.1(a)
Assignee Party	7.2.7
Assignor Party	7.2.7
Bankruptcy Code	7.1.7
[***]	5.1.1(d)(iv)
BD Acquiring Party	2.2.1(a)
BD Evaluating Party	2.2.1(a)
BD Evaluation Period	2.2.1(a)
BD Opt-In Payment	2.2.1(c)
BD Option	2.2.1(a)
BD Option Exercise Notice	2.2.1(a)
[***]	2.2.1(b)
BD Technology	2.2.2
[***]	1.16
[***]	5.1.1(e)
[***] BD Program	1.73
[***] Program	2.2.1(e)
[***] Product	5.1.1(a)
CD19 Development Candidates	1.109(a)
CD19 Option Exercise Window	1.138(b)
CD19 Option Term	1.139(a)
CD22 Development Candidates	1.109(b)
CD22 Option Exercise Window	1.138(c)
CD22 Option Term	1.139(b)
Celgene	Preamble
[***]	7.1.2(c)
Celgene Cellular Therapy Product	1.40
Celgene Co-Promote Program	3.1.4(a)
Celgene Co-Promote Right	3.1.4(a)
Celgene Component	5.1.2(b)
Celgene Corp.	Preamble
Celgene In Vivo Product	1.105
Celgene Indemnitees	10.2
[***]	9.4.1(e)(ii)
Celgene Lead Co-Co Agreement	1.68
[***]	9.4.1(e)(ii)
[***]	9.4.1(e)(ii)
Celgene Option	3.1.1
Celgene Option Exercise Notice	3.1.3(c)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Definition:	Section:
[***]	5.1.2(d)
Celgene Program Assets	3.1.7
Celgene Reagent	5.1.2(b)
[***] BD Program	1.73
[***]	2.2.1(e)
[***]	1.35
Celgene Reversion Compounds	11.9.1
Celgene RIVOT	Preamble
Celgene Upstream Agreement Patents	7.3.7(b)
[***]	7.2.5
[***]	7.2.5
[***]	11.5
CMC Activities	1.41
Co-Co Agreement	9.4.1(e)(iii)
Co-Co Candidate	1.24, 1.109
Co-Co Target	1.168
Collaboration	2.1
Collaboration Committees	4.1.1(a)
Collaboration Material Transfer Agreement	2.8.1
[***]	3.1.5(a)
Commercialization Lead Party	4.2.4(b)
Commercialize	1.50
Competitive Program	5.3.2
Competitive Program Party	5.3.2
Core Countries	7.3.6
CTA	1.100
Cure Period	11.2.1
Data Package Party	1.63
Data Package Trigger Event	1.62
Defend	1.64
Designated Program	1.154, 3.1.3(d)
Designating Party	3.1.3(d)
Designation Payment	6.4.1
Develop	1.66
Development Lead Party	2.3.2(a)
[***]	3.1.4(e)
Disclosing Party	8.1
[***] BD Program	1.73
DOJ	3.2.2
Electronic Delivery	12.11
[***]	5.2.1
Existing Confidentiality Agreement	8.8

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Definition:	Section:
Expert	12.8.1(b)
[***]	9.4.1(e)(iv)
Force Majeure	12.3
FTC	3.2.2
GAAP	1.1
HSR Act	1.6
HSR/Antitrust Filing	3.2.2
IFRS	1.1
[***]	3.1.3(a)
[***]	1.95
[***]	1.96
[***]	1.96
Implementing Agreements	3.2.1
Implementation Date	3.2.2
[***]	1.61(b)
[***]	1.138(a)
Indemnification Claim	10.3
Indemnitee	10.3
Indemnitor	10.3
[***]	6.7.1(a)
JBDC	4.1.1(a)
JCC	4.1.1(a)
JMC	4.1.1(a)
Joint Collaboration IP	7.2.3
Joint Collaboration Patents	7.3.2(a)
JRDC	4.1.1(a)
JSC	4.1.1(a)
Juno	Preamble
[***]	7.1.1(b)
Juno Cellular Therapy Product	1.40
Juno In Vivo Product	1.105
Juno Indemnitees	10.1
[***]	9.4.1(e)(i)
Juno Lead Co-Co Agreement	1.68
[***]	9.4.1(e)(i)
[***]	9.4.1(e)(i)
Juno Option	3.1.2
Juno Option Exercise Notice	3.1.3(c)
[***] BD Program	1.73
[***]	5.1.1(e)
Juno Program Assets	3.1.6

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Definition:	Section:
Juno Reversion Compounds	11.8.1
Juno Subsidiaries	1.142
Juno Upstream Agreement Patents	7.3.7(a)
Licensed Candidates	1.109
Licensed Program	1.117(c)
Licensed Target	1.168
Manufacturing	1.128
Manufacturing Agreement	2.10
Manufacturing Plans	4.4.3
[***]	2.10.1(c)
[***]	2.10.1(c)
Material Receiving Party	2.8.1
Materials	2.8.1
Maximum Number of Co-Promote Rights	3.1.4(d)
[***]	1.93
[***]	1.94
Negotiation Period	5.5
New Committee	4.1.1(a)
New Prosecution Patent	7.3.6
[***]	1.62(a)
[***]	1.138(a)
Notice of Interest	5.5
Notice of Interest Period	5.5
Offering Party	3.1.3(d)
Option Extending Party	3.1.8(a)
Original Execution Date	Preamble
Other Actives	1.49
Other Juno Programs	3.1.1(c)
Party or Parties	Preamble
Patent Committee	4.1.1(a)
Patent Liaison	4.1.4
Patent Strategy	4.7.6(c)
Payee Party	6.7.1(a)
Paying Party	6.7.1(a)
Pharmacovigilance Agreement	2.4.1
[***]	1.62(c)
[***]	1.138(a)
[***]	1.62(d)
[***]	1.138(a)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Definition:	Section:
[***]	3.1.5(a)
[***] Notice	3.1.3(e)
Proposed Resolution	12.8.1(c)
Prosecuting Party	11.5
Publishing Party	8.7.1
Purpose	2.8.1
[***]	2.2.1(c)
Receiving Party	8.1
Regulatory Activities	2.3.3(a)
Regulatory Lead Party	2.3.3(a)
Research Term Expiration	3.1.8
[***]	8.2.2
[***]	5.5
[***] Expiration	5.5
[***] Term	5.5
ROW Manufacturing Facilities	2.10.1(b)
SEC	8.3.1(a)
Securities Regulators	8.5
Selected Party	7.3.2(a)
[***]	12.8.2(a)
Subcommittee	4.1.1(b)
[***]	6.7.2
[***]	5.1.1(e)
Term	11.1
Third Party License	7.9.3
[***]	5.5
Transferring Party	2.8.1
[***] BD Opt-In Payment	6.5.3
[***]	6.5.3
[***] Data Package	3.1.5(c)(2)
[***] Option Exercise Notice	3.1.5(d)
[***]	3.1.3(a)
Voting and Standstill Agreement	11.6
[***] Product	5.1.2(b)

ARTICLE 2

COLLABORATION AND DEVELOPMENT

2.1 Scope and Collaboration Overview. Pursuant to this Agreement and as further provided in this Article 2, during the Research Collaboration Term, Juno and Celgene shall (a) conduct the Juno Programs and the Celgene Programs, [***], respectively, with the intention of identifying and Developing Development Candidates arising from such Juno Programs or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Celgene Programs, and offer such Programs to the other Party in accordance with Section 3.1.3, (b) evaluate and offer to the other Party Eligible BD Programs [***] in accordance with Section 2.2.1 and 3.1.5 respectively, and (c) evaluate and discuss BD Technology. The foregoing activities, as well as activities conducted pursuant to the Development & Commercialization Agreements, together, shall be the “Collaboration”.

2.1.1. Juno Responsibility. Commencing on the Effective Date, on a Juno Program-by-Juno Program basis during the Research Collaboration Term, until the earlier of (a) the exercise by Celgene of the Option with respect to a Juno Program, or (b) the expiration of the Option Term for such Juno Program, Juno may, in its discretion, conduct research and Development activities under the Juno Programs with the goal of identifying Juno Development Candidates and thereafter Developing and progressing such Juno Development Candidates [***]. At specified points following the [***] such Juno Program, Celgene shall have the right to exercise its Option to participate in the further Development and Commercialization of such [***], as further set forth in Section 3.1.1 and 3.1.3, and in the applicable Development & Commercialization Agreement.

2.1.2. Celgene Responsibility. Commencing on the Effective Date, on a Celgene Program-by-Celgene Program basis during the Research Collaboration Term, until the earlier of (a) the exercise by Juno of the Option with respect to a Celgene Program, or (b) the expiration of the Option for such Celgene Program, Celgene will, in its discretion, conduct research and Development activities under the Celgene Programs with the goal of identifying lead Celgene Development Candidates and thereafter Developing and progressing such lead Celgene Development Candidates [***]. At specified points following the identification of a Celgene Development Candidate in each such Celgene Program, Juno shall have the right to exercise its Option to participate in the further Development and Commercialization of such Celgene Development Candidate, as further set forth in Sections 3.1.2 and 3.1.3, and in the applicable Development & Commercialization Agreement.

2.1.3. Conduct of Programs Prior to Option Exercise. Each Party shall have sole discretion regarding which Programs it selects to progress during the Research Collaboration Term, and the research and Development activities performed thereunder. Each Juno Program undertaken by Juno, and each Celgene Program undertaken by Celgene, shall be included in the Collaboration except as provided in Section 2.1.4. Each Party may decide to cease activities under any Program it conducts prior to the exercise of the Option by the other Party at any time.

2.1.4. Excluded Programs. The Celgene Excluded Programs shall not be part of the Collaboration (including for purposes of Section 3.1.5) and shall not be subject to Juno’s rights under this Agreement or any Development & Commercialization Agreement.

2.1.5. China Territory. Celgene acknowledges that Juno [***] in the China Territory, [***] in the China Territory. Accordingly, while the Parties intend for the Collaboration to operate in general on a worldwide basis, they have excluded from the scope of the Collaboration activities with respect to the Development, Manufacture and Commercialization of Cellular Therapy Products in the China Territory. [***] for the Development, Manufacture and Commercialization of Cellular Therapy Products for sale in the China Territory.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.2 Business Development Activities.

2.2.1. BD Programs. During the Research Collaboration Term, either Party or its Affiliates may identify certain opportunities to in-license or acquire rights in Programs owned or Controlled by Third Parties that are within the Juno Scope or the Celgene Scope, including Eligible BD Programs and [***]. This Section 2.2.1 shall apply solely to the in-license or acquisition of rights in Eligible BD Programs where at the time of acquisition of rights or license thereto by a Party, [***] Eligible BD Program. Where [***], and a Party licenses or acquires rights in a BD Program that [***] the Designated Program, such BD Program shall be [***] and each Party’s rights and obligations with respect to such [***]. The following provisions will apply to Eligible BD Programs:

(a) During the Research Collaboration Term, subject to Section 2.2.1(b) with respect to [***] BD Programs, if either Party or its Affiliates (i) licenses or acquires rights (other than by way of an option to acquire rights in a Program, before such Program becomes a Celgene [***] Program or a Juno [***] Program) to an Eligible BD Program pursuant to an agreement with a Third Party entered into after the Effective Date, or (ii) exercises an option to license or acquire rights in an Eligible BD Program under an agreement with a Third Party entered into after the Effective Date with respect to a Celgene [***] Program or a Juno [***] Program (the Party entering into such license, acquiring such rights or exercising such option, the “BD Acquiring Party”), the BD Acquiring Party shall provide to the other Party (the “BD Evaluating Party”), within [***] following the licensing or acquisition of such rights or exercise of such option, through the JBDC, [***] such Eligible BD Program as is [***] such BD Evaluating Party to decide whether it wishes to exercise an option (the “BD Option”) to include such Eligible BD Program within the scope of the Collaboration. Such offer to the BD Evaluating Party shall be subject to reasonable confidentiality restrictions and the terms of the agreement between the BD Acquiring Party and the Third Party from which the rights in such Eligible BD Program were licensed or acquired. The BD Evaluating Party shall have [***] after the BD Evaluating Party receives such information (or such longer period as the Parties may mutually agree in writing) (such [***] or longer period, the “BD Evaluation Period”), in which to consider such Eligible BD Program. The BD Evaluating Party may, during the BD Evaluation Period, provide written notice to the BD Acquiring Party that the BD Evaluating Party desires to exercise its Option to include such Eligible BD Program within the Collaboration, such notice [***] the BD Evaluating Party is [***] such Eligible BD Program as a BD Designated Program (a “BD Option Exercise Notice”). During such BD Evaluation Period, the BD Acquiring Party will provide any additional information Controlled by the BD Acquiring Party that may be reasonably requested by the BD Evaluating Party in order to assist such BD Evaluating Party in determining whether to exercise its Option for such Eligible BD Program. If at the time a Party licenses or acquires rights to (other than by way of an option to acquire rights in a Celgene [***] Program or Juno [***] Program) with respect to one or more [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Agent from a Third Party [***], such Program [***] an Eligible BD Program and (i) in the case of a Program licensed or acquired by Juno, shall be deemed a Juno Program (pursuant to Section 1.117(a)), and (ii) in the case of a Program licensed or acquired by Celgene, shall be deemed a Celgene Program.

Notwithstanding anything to the contrary, on [***] within each Program under this Section 2.2, if pursuant to Sections 5.1.1(d)(i), 5.1.2, 5.1.3 or 5.2.2 either Party’s [***], then neither Party would thereafter [***].

(b) Notwithstanding the foregoing paragraph, if a [***] BD Program contains any product (i) that is [***] or (ii) for which a [***], then the Party to whom such [***] BD Program is being offered shall not have a right to exercise a BD Option to [***].

(c) If the BD Evaluating Party delivers a BD Option Exercise Notice to the BD Acquiring Party within the BD Evaluation Period for a given Eligible BD Program, which thereby becomes a BD Designated Program, then within the later of [***] following the delivery of such BD Option Exercise Notice or Antitrust Clearance Date, the BD Evaluating Party shall also pay to the BD Acquiring Party, as partial consideration for the rights granted to the BD Evaluating Party in relation to such BD Designated Program a lump sum payment equal to [***] in relation to such BD Designated Program prior to such date (the “BD Opt-In Payment”), except, where the BD Acquiring Party is [***]. For the purposes of calculating [***], it is understood and agreed that if [***] include any [***] then the Parties shall [***] for which a Party is seeking to exercise an Option [***] for a period of [***]. In the event the Parties [***] as promptly as practicable [***]. The BD Evaluating Party shall notify the BD Acquiring Party in writing within [***] following [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***], whether the BD Evaluating Party wishes to exercise its Option for such Eligible BD Program. For clarity, the BD Evaluating Party shall have no obligation to proceed to exercise its Option with respect to any Eligible BD Program [***]. The following shall apply to and following the payment of the BD Opt-In Payment:

(i) with respect to any BD Designated Program that is a [***] BD Program, the BD Opt-In Payment, if applicable, shall be paid by the BD Evaluating Party as set forth in this Section 2.2.1(c) above, and the Parties shall simultaneously with such payment enter into (A) except for a [***] Program [***], a [***] Lead Co-Co Agreement, and (B) for a [***] BD Program [***], a [***] Lead Co-Co Agreement. Upon the exercise of a BD Option by a Party for an Eligible BD Program under this Section 2.2.1, the Parties will update Exhibit B of the applicable Development & Commercialization Agreement [***] for such BD Designated Program.

(ii) with respect to any Eligible BD Program that is a [***] BD Program for which [***] wishes to exercise the BD Option, (A) the Parties shall [***] following the delivery of the BD Option Exercise Notice, the [***] such Eligible BD Program. [***].

(iii) with respect to any BD Designated Program that is a [***] BD Program, the BD Opt-In Payment if applicable, shall be paid by Juno as set forth in this Section 2.2.1(c) above, and the Parties shall simultaneously with such payment enter into: (A) a [***] Lead Co-Co Agreement, [***] BD Program, and (B) if the [***] BD Designated Program include Programs [***], then the Parties shall enter into (x) a Celgene Lead Co-Co Agreement [***] BD Program, and (y) a Celgene Lead Co-Co Agreement [***]. In such case, the Parties will [***] BD Designated Program.

(d) Notwithstanding the foregoing subsections (a) through (c), neither Party shall be required to offer any Eligible BD Program to the other Party pursuant to Section 2.2.1(a)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

for exercise of a BD Option if such offer would require the BD Acquiring Party to breach its agreement with the Third Party from which it in-licensed or acquired such rights for such Eligible BD Program; [***] such Eligible BD Program pursuant to this Section 2.2.1, or (ii) [***] pursuant to this Section 2.2.1, the [***] by (A) with respect to a [***] Program, [***], (B) with respect to a [***] Program [***] in accordance with the [***], or (C) with respect to a [***] Program, [***], provided that with respect to (A) and (C) if [***] under such Eligible BD Programs, then at [***] request, [***] shall [***] in (A) and (C)).

(e) If the BD Evaluating Party decides not to exercise its BD Option with respect to an Eligible BD Program that is a [***] or a [***] BD Program within the BD Evaluation Period, then such [***] BD Program [***] and such [***] BD Program [***], upon the effective date of such BD Acquiring Party’s agreement with such Third Party. Thereafter, [***], with respect thereto as provided in [***], including [***] each such [***] Program [***] ([***] in the case of a [***] Program) for [***] for such [***] Program or [***] Program, as applicable. If the BD Evaluating Party has not exercised its BD Option with respect to an Eligible BD Program, and the [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***], then, solely with respect to the [***] such Eligible BD Program shall no longer be subject to the other Party’s BD Option with respect thereto pursuant to Section 3.1, and the BD Acquiring Party shall no longer be required to [***] such Eligible BD Program to the other Party for exercise of the Option following the date of expiration of the BD Evaluation Period and [***] such Eligible BD Program [***]. Upon exercise by a Party of an Option for a [***] Program, or by [***] for a [***] Program, the payments for exercise of the Option set forth in Section 6.4.2(b) shall apply as if such Program was a Juno Program or a Celgene Program, as applicable. With respect to any other Eligible BD Program that is [***] Program or [***] Program for which the BD Evaluating Party does not exercise a BD Option, such Eligible BD Program, the [***] Agents, and [***] such Eligible BD Program will not be included within the Collaboration and the provisions of Article 5 shall not apply to such Eligible BD Program, [***].

2.2.2. BD Technology. If during the Research Collaboration Term either Party identifies any intellectual property or Know-How Controlled by a Third Party that is not included in the Juno IP, Juno Background IP, Celgene IP (solely during the Research Collaboration Term) or Celgene Background IP (solely during the Research Collaboration Term), and that would, if Controlled by a Party, [***], as applicable, excluding Know-How that is [***] (“BD Technology”), or a Party in-licenses or acquires rights to BD Technology during the Research Collaboration Term, such Party shall, except to the extent it is restricted from doing so pursuant to its agreements with Third Parties, use reasonable efforts to notify the JBDC of such BD Technology and provide information in such Party’s Control that is reasonably useful to evaluate such BD Technology for use in the Collaboration. The JBDC shall discuss and consider whether such BD Technology would be useful for the conduct of the Juno Programs or the Celgene Programs. Subject to any restrictions in Article 5, each Party shall have the right to in-license or acquire rights to BD Technology at any time, without an obligation to first consult with the JBDC under this Section 2.2.2 with respect thereto.

2.3 Development and Regulatory Responsibilities.

2.3.1. Pre-Option Exercise. During the Research Collaboration Term prior to the exercise of the Option:

(a) by Celgene for any Juno Program, on a Juno Program-by-Juno Program basis, and at Juno’s expense (i) Juno may conduct research and Development activities under a Juno Program at its sole discretion with the aim of achieving the goals described in Section 2.1.1 with respect to each Juno Program, and (ii) Juno shall be responsible for preparing and filing all Regulatory Materials for, and for obtaining and maintaining all Regulatory Approvals relating to, Juno Development Candidates and/or Juno Products arising therefrom; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) by Juno for any Celgene Program, on a Celgene Program-by-Celgene Program basis, and at Celgene’s expense (i) Celgene may conduct research and Development activities under a Celgene Program at its sole discretion with the aim of achieving the goals described in Section 2.1.2 with respect to each Celgene Program, and (ii) Celgene shall be responsible for preparing and filing all Regulatory Materials for, and for obtaining and maintaining all Regulatory Approvals relating to, Celgene Development Candidates and/or Celgene Products arising therefrom.

2.3.2. Development Post-Option Exercise. Following the exercise of the Option, or the BD Option, as applicable, and subject to the terms of any applicable Development & Commercialization Agreement:

(a) by Celgene for any Juno Program [***], Juno shall be the lead party for all Development activities (the “Development Lead Party”) conducted under such Juno Programs [***] with respect to the Juno Development Candidates arising in such Juno Program in the North America Territory, and Celgene shall be the Development Lead Party and Commercialization Lead Party in the ROW Territory for all Development activities conducted under such Juno Programs [***] with respect to the Juno Development Candidates arising in such Juno Program;

(b) by Juno for any Celgene Program [***], Celgene shall be the Development Lead Party and Commercialization Lead Party in the ROW Territory and the North America Territory for all Development activities conducted under such Celgene Programs [***] with respect to the Celgene Development Candidates arising in such Celgene Program;

(c) by either Party with respect to any Eligible BD Program [***] that is a [***] Juno shall be the Development Lead Party and Commercialization Lead Party with respect to such [***] BD Program in the North America Territory and Celgene shall be the Development Lead Party and Commercialization Lead Party with respect to such [***] BD Program in the ROW Territory;

(d) by Celgene for any [***] BD Program, [***], Celgene shall be the Development Lead Party and Commercialization Lead Party for such BD Designated Program in the ROW Territory and the North America Territory, and [***], then Juno shall be the Development Lead Party and Commercialization Lead Party in the ROW Territory and the North America Territory for such BD Designated Program, unless the Parties mutually agree otherwise in writing; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(e) by Juno with respect to any [***] BD Program, then (i) [***], then Celgene shall be the Development Lead Party and the Commercialization Lead Party in the ROW Territory and the North America Territory for such BD Designated Program, unless the Parties mutually agree otherwise in writing.

2.3.3. Regulatory Filings and Activities Post-Option Exercise.

(a) Following Celgene’s exercise of the Option for a Juno Program, or a BD Option for a BD Program for which Juno was the BD Acquiring Party, other than a BD Program for which [***], and subject to the terms of any applicable Development & Commercialization Agreement: (i) Juno shall be the lead party for the conduct of all activities directed to obtaining Regulatory Approval (including the preparation and filing of all Regulatory Materials) (the “Regulatory Lead Party”, and such activities the “Regulatory Activities”) for Juno Development Candidates and Juno Products arising from such Juno Program in the North America Territory, and shall be the holder of all such Regulatory Approvals, and (ii) Celgene shall be the Regulatory Lead Party for the conduct of all Regulatory Activities for Juno Development Candidates and Juno Products arising from such Juno Programs in the ROW Territory, and shall be the holder of all such Regulatory Approvals.

(b) Following Juno’s exercise of its BD Option for an Eligible BD Program [***], and subject to the terms of any applicable Development & Commercialization Agreement, Celgene shall be the Regulatory Lead Party for the Regulatory Activities for Celgene Development Candidates and Celgene Products arising from such Celgene Program in the ROW Territory and in the North America Territory, and shall be the holder of all such Regulatory Materials and Regulatory Approvals.

(c) For any BD Designated Program [***], Celgene shall be the Regulatory Lead Party in both the North America Territory and ROW Territory. For any BD Designated Program [***], Juno shall be the Regulatory Lead Party in the North America Territory, and Celgene shall be the Regulatory Lead Party in the ROW Territory.

(d) Notwithstanding the foregoing subsections (a), (b) and (c), in each case, the Regulatory Lead Party shall provide the other Party with a reasonable opportunity to substantively comment on all material filings and communications with any Regulatory Authorities in the Regulatory Lead Party’s territory, and shall permit such other Party to attend meetings with Regulatory Authorities to the extent reasonably practical. The Regulatory Lead Party will in good faith consider any comments by and actions recommended by the other Party; provided however that the Regulatory Lead Party will do so promptly and consistent with any applicable filing deadlines.

2.3.4. Right of Reference.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a) Each Party shall have access and a right of reference to all data contained or referenced in any Regulatory Materials Controlled by the other Party that is [***] a Celgene Program, a Juno Program and any Designated Program (including any Regulatory Approvals) necessary for the research, Development, Manufacture or Commercialization of Juno Development Candidates and Juno Products, or Celgene Development Candidates and Celgene Products (and in each case, related Diagnostic Products), as applicable and as may be reasonably necessary to enable each Party to perform its obligations hereunder and in the applicable Development & Commercialization Agreement (if executed, and as set forth therein).

(b) Juno shall have access and a right of reference to all data contained or referenced in any Regulatory Materials Controlled by Celgene specifically related to a Celgene Program, a Juno Program or any Designated Program (including any Regulatory Approvals) necessary for the research, Development, Manufacture or Commercialization of Cellular Therapy Development Candidates and Cellular Therapy Products (and in each case, related Diagnostic Products), as applicable and as may be reasonably necessary to enable Juno to research, Develop, Manufacture or Commercialize Cellular Therapy Development Candidates and Cellular Therapy Products in the China Territory.

2.4 Safety Information.

2.4.1. Pharmacovigilance Agreement. With respect to all Programs, the Development Lead Party therefor shall inform the other Party during the Research Collaboration Term prior to expiration of the applicable Option Term for such Program of the side effect profiles for Development Candidates in such Program, including pregnancy and suspected pregnancy, Damages, toxicity or sensitivity reactions associated with the use of any Development Candidate, regardless of whether these effects are attributable to such Development Candidate. The Parties shall work together in good faith to develop pharmacovigilance communication procedures to facilitate the exchange of such information and set them forth in a separate pharmacovigilance agreement between Juno and Celgene (or an Affiliate of either Party, as designated by such Party) (“Pharmacovigilance Agreement”). Each Development Lead Party shall have the right to take any reasonable action, including the right to [***] of such Development Candidate, if there are [***].

2.4.2. Communication. Each Party shall cooperate with the other Party and share information concerning the pharmaceutical safety of each Development Candidate. Each Party shall: (i) promptly advise the other Party of [***] of such Development Candidate and any actions taken in response to such information; (ii) promptly advise the other Party of [***] of such Development Candidate [***], as far as this concerns [***]; and (iii) timely provide the other Party with [***] such Development Candidate of which [***], as far as this relates to [***]. Treatment of safety information, standard operating procedures and training, as well as a statement of respective regulatory obligations shall be agreed in the Pharmacovigilance Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.5 Reports; Results; Testing by the Parties. Each Party shall maintain complete, current and accurate records of all research and Development activities conducted by it hereunder, and all data and other information resulting from such activities. Such records shall fully and properly reflect all work done and results achieved in the performance of the research and Development activities in good scientific manner appropriate for regulatory and patent purposes. Each Party shall document all non-clinical studies and Clinical Trials for Programs in formal written study records according to applicable Laws, including national and international guidelines such as ICH, GCP, GLP and GMP. Each Party shall have the right to review and copy such records maintained by the other Party at reasonable times, as reasonably requested by a Party. Each Party shall provide the other Party written progress reports on the status of its activities under each Program during the Research Collaboration Term as set forth below, or, following the exercise of the Option for a given Program, as set forth in the applicable Development & Commercialization Agreement, including (a) the identification of any [***], and (b) summaries of data associated with each Party’s activities with respect to its respective scope, such reports to be provided at least [***] in advance of each JSC meeting, with respect to matters that are within the purview of the JSC.

2.6 No Representation. Neither Party makes any representation, warranty or guarantee that the Collaboration will be successful, or that any other particular results will be achieved with respect to the Collaboration, any Program, any Target, Celgene Target, Juno Target, any [***] any Development Candidate, or any Product hereunder.

2.7 Subcontracting.

2.7.1. Generally. Subject to the terms of this Agreement or any Development & Commercialization Agreement, as applicable, each Party shall have the right to engage Affiliates or Third Party subcontractors to perform certain of its obligations under this Agreement or any Development & Commercialization Agreement, as applicable. Any such Affiliate or subcontractor shall meet the qualifications typically required by such Party for the performance of work similar in scope and complexity to the subcontracted activity and perform such work consistent with the terms of this Agreement or any Development & Commercialization Agreement, as applicable; provided however that any Party engaging an Affiliate or subcontractor hereunder shall remain fully responsible and obligated for such activities. The foregoing requirements of this Section 2.7.1 shall not apply with respect to [***]. For clarity, this Section 2.7.1 does not apply to academic collaborators, who are subject to Section 5.3.1.

2.7.2. [***]. Each Party shall have the right to [***], which shall include [***] as reasonably requested by the requesting Party [***]. Such [***]. Each Party shall [***]. If a Party cannot [***].

2.8 Material Transfer.

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2.8.1. Transfer. On a Program-by-Program basis, commencing on the Effective Date until expiration of the applicable Option Term, either Party (the “Transferring Party”) shall transfer, if specified in a Development Plan, or if such Party otherwise agrees in writing to make such transfer (such agreement not to be unreasonably withheld) upon reasonable request by the other Party (the “Material Receiving Party”), certain [***] (the “Materials”) for use by the Material Receiving Party in furtherance of its rights and the conduct of its obligations under this Agreement, as mutually agreed by the Parties and set forth in the relevant material transfer agreement (the “Purpose”). All transfers of such Materials by the Transferring Party to the Material Receiving Party shall be documented in a material transfer agreement substantially in the form of Exhibit D, which sets forth the type and name of the Material transferred, the amount of the Material transferred, the date of the transfer of such Material and the Purpose (each, a “Collaboration Material Transfer Agreement”). The Parties agree that the exchanged Materials shall be used in compliance with applicable Law and the terms and conditions of this Agreement, and shall not be reverse engineered or chemically analyzed, except if provided for in the applicable Development Plan or as required for verification purposes (if needed).

2.8.2. License; Ownership. At the time the Transferring Party provides Materials to the Material Receiving Party as provided herein and to the extent not separately licensed under this Agreement, the Transferring Party hereby grants to the other Party a non-exclusive license under the Patents and Know-How Controlled by it to use such Materials solely for the Purpose, and such license, upon termination of this Agreement (subject to Article 11), completion of the Purpose, or discontinuation of the use of such Materials (whichever occurs first), shall automatically terminate. Except as otherwise provided under this Agreement, all such Materials delivered by the Transferring Party to the Material Receiving Party shall remain the sole property of the Transferring Party, shall only be used by the Material Receiving Party in furtherance of the Purpose, and shall be returned to the Transferring Party or destroyed, in the Transferring Party’s sole discretion, upon the termination of this Agreement (subject to Article 11), the expiration of the Option Term with respect to any Development Candidate to which such Materials solely relate (unless the Option is exercised for the Program for which such transfer occurred), or upon the discontinuation of the use of such Materials (whichever occurs first). The

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Material Receiving Party shall not cause the Materials to be used by or delivered to or for the benefit of any Third Party without the prior written consent of the Transferring Party unless such Third Party is a Third Party subcontractor as set forth in Section 2.7.

2.8.3. No Warranties; Liability. THE MATERIALS SUPPLIED BY THE TRANSFERRING PARTY UNDER THIS SECTION 2.8 ARE SUPPLIED “AS IS” AND, EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, THE TRANSFERRING PARTY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE MATERIALS OR USE THEREOF DO NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS OF A THIRD PARTY. The Material Receiving Party assumes all liability for Damages that may arise from its use, storage or disposal of the Materials. Except as otherwise set forth in this Agreement, the Transferring Party shall not be liable to the Material Receiving Party for any loss, claim or demand made by the Material Receiving Party, or made against the Material Receiving Party by any Third Party, due to or arising from the use of the Materials, except to the extent such loss, claim or demand is caused by the gross negligence or willful misconduct of the Transferring Party.

2.9 Reversion of Rights.

2.9.1. Juno Programs. If Celgene does not exercise its Option with respect to any Juno Programs within the applicable Option Term for such Juno Program, upon expiration of the Option Term for such Juno Program, (a) all rights granted by Juno to Celgene with respect to such Juno Program, if any, shall revert to Juno, and (b) subject to Article 8, Celgene shall return to Juno, or destroy, at Juno’s option, all Confidential Information and/or Materials provided by Juno to Celgene in relation to such Juno Program during the applicable Option Term, unless related to another then-existing Juno Program, and Section 11.8 shall apply.

2.9.2. Celgene Programs. If Juno does not exercise its Option with respect to any Celgene Programs within the applicable Option Term for such Celgene Program, upon expiration of the Option Term for such Celgene Program, (a) all rights granted by Celgene to Juno with respect to such Celgene Program, if any, shall revert to Celgene, and (b) subject to Article 8, Juno shall return to Celgene, or destroy, at Celgene’s option, all Confidential Information and/or Materials provided by Celgene to Juno in relation to such Celgene Program during the applicable Option Term, unless related to another then-existing Celgene Program, and Section 11.9 shall apply.

2.9.3. Expiration of Options. Notwithstanding anything to the contrary in this Agreement, [***], each and every Option and BD Option granted by one Party to the other Party pursuant to this Agreement, and each and every Option and Option Term for any Program for which a Party has not delivered an Option Exercise Notice pursuant to Section 3.1.3 or BD Option Exercise Notice pursuant to Section 2.2.1(a), shall expire on the expiration of the Research Collaboration Term. On a Program-by-Program or BD Program-by-BD Program basis, if a Party does not exercise its Option with respect to a Program within the Option Period for

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

such Program or the expiration of the BD Option pursuant to Section 2.2.1, then Sections 11.8.1 and 11.8.2, with respect to Juno Programs, or 11.9.1 and 11.9.2, with respect to Celgene Programs, shall apply to [***] of such Program.

2.9.4. Optioned Programs. For the avoidance of doubt, none of the reversion events described in this Section 2.9 shall affect either Party’s rights with respect to any other Program for which such Party has delivered a Celgene Option Exercise Notice or a Juno Option Exercise Notice pursuant to Section 3.1.3(b) or 3.1.3(c), or a BD Option Exercise Notice pursuant to Section 2.2.1(a), as applicable, including such Party’s rights with respect to the applicable Juno Program Assets or Celgene Program Assets, as applicable (including any Development Candidates and related Diagnostic Products).

2.10 Manufacture and Supply.

The Parties intend to enter into one or more agreements that will govern the terms of manufacture and supply of Cellular Therapy Products and In Vivo Products for Programs following the exercise of an Option or BD Option for each such Program (each, a “Manufacturing Agreement”). Notwithstanding the foregoing, the Parties understand and agree (1) that the following principles do not set forth all of the material terms and conditions of any such Manufacturing Agreement, and (2) the Parties shall not be obligated to enter into any Manufacturing Agreement unless pursuant to definitive terms and conditions that the Parties shall mutually agree upon. If the Parties decide to enter into a Manufacturing Agreement, such Manufacturing Agreement shall incorporate the following principles, as set forth below in Sections 2.10.1 and 2.10.2, and other material terms such as pricing, as the Parties shall mutually agree upon.

2.10.1. Cellular Therapy Products.

(a) Juno will establish, itself or through Third Party contractors, [***], manufacturing facilities for Cellular Therapy Development Candidates and Products that are Cellular Therapy Products in the North America Territory. Juno [***]. Juno will have the right to establish, itself or through Third Party contractors, [***] and, as between the Parties, own and operate (directly or through Third Parties), manufacturing facilities for Cellular Therapy Development Candidates and Cellular Therapy Products in the China Territory, and shall be solely responsible for performing all regulatory activities and obtaining and maintaining all Regulatory Approvals with respect thereto; and

(b) Juno shall assist Celgene or its Third Party contractor, as further set forth in this Section 2.10.1 and in the Manufacturing Agreement, in establishing manufacturing facilities for Development Candidates and Cellular Therapy Products in the ROW Territory (the “ROW Manufacturing Facilities”), [***]. Celgene [***]. [***], in relation to such regulatory activities.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) In connection with Celgene’s establishment of manufacturing facilities in the ROW Territory pursuant to subsection (b), [***] shall (i) [***] arising from activities under this Agreement or any Development & Commercialization Agreement [***], and (ii) [***] in connection with manufacturing operations. The Parties agree that [***]. [***]. [***]. The specific terms and conditions governing such [***], including any [***], shall be set forth in the Manufacturing Agreement, but such terms shall include, at a minimum, terms relating to [***].

(d) During the Research Collaboration Term, following Celgene’s establishment of ROW Manufacturing Facilities, Celgene shall [***] of the ROW Manufacturing Facilities [***]. [***] such ROW Manufacturing Facilities in connection with the foregoing, [***] in connection with such activities. The terms and conditions upon which [***] shall be set forth in the Manufacturing Agreement. For a period of [***] to be mutually agreed by the Parties [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(e) The JMC shall remain established during the Research Collaboration Term and during any period following the expiration of the Research Collaboration Term [***], and shall be responsible for the successful establishment of Manufacturing facilities in the ROW Territory and the Manufacture and supply of Cellular Therapy Development Candidates and Cellular Therapy Products in the ROW Territory pursuant to the Manufacturing Agreement. Any disputes arising from issues discussed by the JMC shall be subject to the dispute resolution mechanism set forth in Section 4.2.5.

2.10.2. In Vivo Products. Celgene shall be responsible for the Manufacture and supply (itself or through an Affiliate or a Third Party) of Development Candidates and Products that are In Vivo Products throughout the Territory, except as otherwise provided in the Manufacturing Agreement. Celgene shall supply In Vivo Products to Juno for Development and Commercialization outside the ROW Territory at a supply price to be agreed in the Manufacturing Agreement or in the applicable Development & Commercialization Agreement. For clarity, In Vivo Products as used in this Section 2.10.2 refers to both Juno In Vivo Products and Celgene In Vivo Products.

2.11 Obligations of Affiliates. The Parties hereby covenant and agree that the obligations of each Party under this Agreement to offer any Option or BD Option related to any Program under this Article 2 shall also be deemed to be an obligation of its Affiliates.

ARTICLE 3

OPTION EXERCISE;

DEVELOPMENT & COMMERCIALIZATION AGREEMENTS

3.1 Option Grant and Exercise.

3.1.1. Option Grant by Juno. Subject to the terms and conditions of this Agreement on a Juno Program-by-Juno Program basis, Juno hereby grants to Celgene the following exclusive options (each, a “Celgene Option”):

(a) with respect to the CD19 Program, an exclusive option, exercisable at any time during the CD19 Option Exercise Window, to enter into a License Agreement with respect to Development Candidates [***] for the CD19 Program and any related Diagnostic Products developed therefor, as set forth in and on the terms and conditions set forth in such agreement, the form of which is attached hereto as Exhibit A (and in such case CD19 shall be deemed the “Licensed Target” thereunder and the Development Candidates in the CD19 Program shall be deemed “Licensed Candidates” thereunder).

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(b) with respect to the CD22 Program, an exclusive option, exercisable at any time during the CD22 Option Exercise Window, to enter into a License Agreement with respect to Development Candidates [***] for the CD22 Program and any related Diagnostic Products developed therefor, as set forth in and on the terms and conditions set forth in such agreement, the form of which is attached hereto as Exhibit A (and in such case CD22 shall be deemed the “Licensed Target” thereunder and the Development Candidates in the CD22 Program shall be deemed “Licensed Candidates” thereunder).

(c) with respect to any Juno Program other than the CD19 Program and the CD22 Program (“Other Juno Programs”), an exclusive option, exercisable at any time during each Option Exercise Window for such Program, to enter into either (i) for any Other Juno Program that is designated by Celgene, [***], as a Celgene Co-Promote Program pursuant to Section 3.1.4, a Co-Development and Co-Commercialization Agreement with respect to the Development Candidates in such Other Juno Program and any related Diagnostic Products developed therefor, as set forth in and on the terms and conditions set forth in such agreement, the form of which is attached hereto as Exhibit B (and in such case the Target for such Other Juno Program shall be deemed the “Juno Program Co-Co Target” thereunder and the Development Candidates for such Other Juno Program shall be deemed “Juno Program Co-Co Candidates” thereunder), or (ii) except as provided in Section 3.1.5, for any Other Juno Program that is not described in subsection (i), a License Agreement with respect to the Development Candidates [***] for such Other Juno Program and any related Diagnostic Products developed therefor, as set forth in and on the terms and conditions set forth in such agreement, the form of which is attached hereto as Exhibit A (and in such case the Target for such Other Juno Program shall be deemed the “Licensed Target” thereunder and the Development Candidates for such Other Juno Program shall be deemed “Licensed Candidates” thereunder). Notwithstanding anything to the contrary, [***] within each Program under this Section 3.1.1, [***], then neither Party would thereafter be obligated to grant to the other Party any Options [***] of such Program.

3.1.2. Option Grant by Celgene. Subject to the terms and conditions of this Agreement, on a Celgene Program-by-Celgene Program basis, Celgene hereby grants to Juno an exclusive option (each, a “Juno Option”), exercisable at any time during the relevant Option Exercise Window in accordance with Section 3.1.3, to enter into a Celgene Lead Co-Co Agreement with respect to the Development Candidates [***] in such Celgene Program and any related Diagnostic Products developed therefor, as set forth in and on the terms and conditions set forth in such agreement, the form of which is attached hereto as Exhibit C (and in such case the Target for such Celgene Program shall be deemed the “Celgene Program Co-Co Target” thereunder and the Development Candidates for such Celgene Program shall be deemed “Celgene Program Co-Co Candidates” thereunder). Notwithstanding anything to the contrary, [***] within each Program under this Section 3.1.2, [***], then neither Party would thereafter be obligated to grant to the other Party any Options [***] of such Program.

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3.1.3. Option Exercise.

(a) Within [***] (or such longer period as may be mutually agreed by the Parties) after the receipt of the applicable Data Package by a Party for a given Program the JRDC shall [***]. At any time following the [***], either Party may request that [***] in relation to [***] relating thereto. The JRDC shall [***]. Any [***] shall be [***] shall be subject to [***] Section 3.1.5. Notwithstanding any of the foregoing, if a Party exercises its Option or a BD Option for a Program with respect to [***], and such Party subsequently [***] shall nonetheless be [***] subject to [***] Section 3.1.5.

(b) On a Juno Program-by-Juno Program basis, within [***] following the occurrence of each Data Package Trigger Event for each such Juno Program, unless Celgene waives such obligation in writing in advance, Juno shall provide to Celgene the applicable Data Package. During the applicable Option Exercise Window for such Juno Program during the applicable Option Term, Celgene shall have the right, but not the obligation, to exercise the Option for such Program, which shall thereby become a Designated Program, [***] by delivering written notice of such exercise (the “Celgene Option Exercise Notice”) to Juno within the applicable Option Exercise Window. Simultaneously with the delivery of the Celgene Option Exercise Notice, Celgene shall also [***] shall determine (i) the scope of the Parties’ respective exclusivity obligations pursuant to Article 5 with respect to such Juno Program, and (ii) shall define the scope of each Party’s Development and Commercialization rights and responsibilities under the applicable Development & Commercialization Agreement for such Juno Program. Within [***]

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[***] following each Celgene Option Exercise Notice delivery, or if later the Antitrust Clearance Date (if applicable), subject to Section 3.2, Celgene (or an Affiliate designated by Celgene) and Juno will enter into a License Agreement with respect to such Designated Program [***], unless Section 3.1.4(b) applies, in which case Celgene and Juno shall enter into a Juno Lead Co-Co Agreement, and in either case will update the exhibits and schedules thereto. Simultaneous with the entry into the applicable Development & Commercialization Agreement, Celgene shall pay the applicable amount due upon exercise of such Option, in accordance with Section 6.4 and as set out in Exhibit C to such Development & Commercialization Agreement. Any [***] such Juno Program, [***] at the time Celgene exercises the Option for such Designated Programs [***] for such Designated Program, and [***], including any Programs that [***] shall be subject to [***] Section 3.1.5.

(c) On a Celgene Program-by-Celgene Program basis, unless Juno waives such obligation in writing in advance, within [***] following the occurrence of each Data Package Trigger Event for each such Celgene Program, Celgene shall provide to Juno the applicable Data Package. During each applicable Option Exercise Window for such Celgene Program during the applicable Option Term, Juno shall have the right, but not the obligation, to exercise the Option for such Program, which shall thereby become a Designated Program, [***] by delivering written notice of such exercise (the “Juno Option Exercise Notice”) to Celgene within the applicable Option Exercise Window for such Celgene Program. Simultaneously with the delivery of the Juno Option Exercise Notice, Juno [***] such Celgene Program for which it is exercising its Option, [***] for such Designated Program. Such [***] shall determine (a) the scope of the Parties’ respective exclusivity obligations pursuant to Article 5 with respect to such Designated Program, and (b) shall define the scope of each Party’s Development and Commercialization rights and responsibilities under the applicable Development & Commercialization Agreement for such Designated Program. Within [***] following each Juno Option Exercise Notice delivery, or any relevant Antitrust Clearance Date, if later, and subject to Section 3.2, Celgene (or an Affiliate designated by Celgene) and Juno will enter into the applicable Development & Commercialization Agreement with respect to such Designated Program, and will update the exhibits and schedules thereto. Juno shall pay the applicable amount due upon exercise of such Option, in accordance with Section 6.4 and as set out in Exhibit C to such Development & Commercialization Agreement. Any [***] such Celgene Program, [***] at the time Juno exercises the Option for such Celgene Programs [***] for such Designated Program, and [***], including any Programs that [***], shall be subject to [***] Section 3.1.5.

(d) If a Party exercises its Option with respect to a particular Program offered to the Collaboration by the other Party (“Offering Party”), or BD Option for any Eligible BD

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Program pursuant to Section 2.2.1, including [***] pursuant to Section 3.1.5, such Party shall, upon such exercise, be deemed the “Designating Party” for such Program, and such Program shall, upon such exercise, be deemed the Designated Program. Upon the exercise of (i) an Option by Celgene for a Juno Program, or Juno for a Celgene Program, as applicable, pursuant to this Section 3.1.3, (ii) a BD Option by a BD Evaluating Party for an Eligible BD Program pursuant to Section 2.2.1, or (iii) an Option by either Party [***] pursuant to Section 3.1.5, the Parties will update Exhibit B of the applicable Development & Commercialization Agreement [***] for each such Designated Program.

(e) Notwithstanding subsections (a) through (c), if a Data Package Party delivers a [***] Data Package for a Program to the other Party, such other Party does not exercise its Option or BD Option during the [***] Option Exercise Window for such Program, and the Data Package Party subsequently elects [***] for a Development Candidate in such Program, but [***] for such Program, the Data Package Party shall, within [***] of [***] for such Program, notify the other Party in writing of such [***] (the “[***] Notice”), and such other Party shall have an additional right, but not the obligation, to exercise the Option or BD Option for such Program in its sole discretion within [***] following its receipt of the [***] Notice, by delivering an Option Exercise Notice to the Data Package Party in accordance with Section 3.1.3(a) or Section 3.1.3(c), or BD Option Exercise Notice in accordance with Section 2.2.1(a), as applicable, provided that if such other Party elects not to exercise its Option or BD Option with respect to such Program within such [***] period, unless such Data Package Party did not [***], in which case the Data Package Party shall continue to have the applicable obligations under this Section 3.1.3 for such Program.

(f) If a Party has the right to exercise an Option or BD Option with respect to [***], such Party shall also have the right to exercise its Option or BD Option with respect to [***].

(g) Notwithstanding anything to the contrary, the Parties shall not be required to enter into a Development & Commercialization Agreement for the Program until the Antitrust Clearance Date.

3.1.4. Celgene Right to Elect to Co-Promote.

(a) Simultaneous with, or following Celgene’s exercise of the Option for a [***] Program (other than the CD19 Program and the CD22 Program), including [***] Program for which Celgene exercises an Option pursuant to Section 3.1.5, Celgene shall have the right (the “Celgene Co-Promote Right”), exercisable by written notice to Juno at any time prior to the later to occur of (a) the [***] such Juno Program or [***] Program, as

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applicable, or (b) [***] after Celgene receives notice, including if such matter is discussed at the JRDC or JSC, that [***], to designate such [***] Program, as applicable, as a “Celgene Co-Promote Program”;

(b) If Celgene designates such a [***] Program, as applicable, as a Celgene Co-Promote Program at the time Celgene delivers a Celgene Option Exercise Notice for such Juno Program or an [***] Option Exercise Notice for such [***] Program, as applicable, then the Parties shall enter into a Juno Lead Co-Co Agreement for such Program at the time of the exercise of the Option;

(c) If Celgene does not elect to designate such [***] Program as a Celgene Co-Promote Program at the time of its exercise of the Option for such Program other than the CD19 Program or the CD22 Program, then the Parties shall enter into a License Agreement with respect to such [***] Program, and if Celgene exercises the Celgene Co-Promote Right at a later date in accordance with Section 3.1.4(a), then at such time, the Parties will terminate such License Agreement and simultaneously enter into a Juno Lead Co-Co Agreement; and

(d) The Celgene Co-Promote Right shall apply to up to two (2) Programs (subject to subsection (e) below) that are [***] provided that [***], as set forth in Section 3.1.4(e) below, unless [***], in which case Celgene may exercise the Celgene Co-Promote Right for one (1) additional [***] Program [***] described in (i) or (ii) (other than a CD19 Program or the CD22 Program) (such number of Programs for which Celgene Co-Promote Rights apply, the “Maximum Number of Co-Promote Rights”). Furthermore, where Celgene exercises the Celgene Co-Promote Right for a Designated Program, (A) such Celgene Co-Promote Right shall apply to all other Designated Programs for which Celgene has already exercised its Option [***], and (B) if Celgene subsequently exercises an Option with respect to [***], then (1) such [***], (2) Celgene shall be deemed [***], and (3) such [***] shall be subject to the terms of, the existing Juno Lead Co-Co Agreement for the Designated Program, and Exhibit B of such Juno Lead Co-Co Agreement will be updated [***], and for each of (A) and (B) such [***] Program, as applicable, shall not count against the Maximum Number of Co-Promote Rights.

(e) Solely for purposes of determining the Maximum Number of Co-Promote Rights available to Celgene pursuant to Section 3.1.4(d), [***], the following shall apply:

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(i) where [***] Program are [***], including without limitation any [***], then such [***] shall be [***]. [***];

(ii) where a [***] Program for which Celgene exercises its Option [***] Program [***], on the one hand, and [***], on the other hand, [***], and such [***] will not be [***];

(iii) where a [***] Program for which Celgene exercises its Option includes a [***] a Program [***], on the one hand, and[***], on the other hand, , [***], and such [***] will not be [***], but will be [***];

(iv) where a [***] Program for which Celgene exercises its Option includes a [***] Program [***], on the one hand, and [***], on the other hand, [***], and such [***] will not be [***], but will be [***]; and

(v) where a [***] Program for which Celgene exercises its Option includes a [***] Program [***], on the one hand, and [***], on the other hand, [***], and such [***] will be [***] (i) [***], (ii) [***], and (iii) [***].

(f) Notwithstanding the foregoing (a) through (e), Celgene may not exercise the Celgene Co-Promote Right for any Designated Program that [***] for which Celgene or its Affiliate has [***] and for which [***].

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3.1.5. Option for Existing or Later Acquired or Developed Programs; Offer Back and Opt-In.

(a) For so long as [***] within any Designated Program remain in effect, if at or after the Designating Party’s delivery of an Option Exercise Notice or a BD Option Exercise Notice, as applicable, for such Designated Program, either Party [***], then solely with respect to such [***] Program(s), such Party shall be required to offer to the other Party the right to exercise an Option with respect to such [***] Program; provided that (A) if the [***], then the Party offering such [***] Program shall [***], and (B) if [***] BD Program contains any Product [***] that is either (x) a Product [***], or, (y) [***], then (1) the Party to whom such [***] Program (other than [***]) is being offered shall [***] the Development and Commercialization of [***], and (2) if with respect to such [***] the Party offering such [***] Program is [***], and where the Designated Program is the [***], then [***] would not [***]. For clarity, the other Party may exercise an Option for [***] Program that [***]. Notwithstanding the foregoing, a Party shall not be obligated to offer to the other Party pursuant to this Section 3.1.5 any [***] Program that [***].

(b) Notwithstanding Section 3.1.5(a), if a Party [***] during the Research Collaboration Term an [***] with respect to [***] Program that are [***], such Party will not be deemed to have acquired a license or other rights with respect to [***] BD Program unless and until such Party [***] (and such

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Program becomes a Celgene [***] Program or a Juno [***] Program, as applicable). Notwithstanding the previous sentence and subject to Section 3.1.5(a), if, [***], a Party retains the right to [***] with respect to a program of activities [***], to the extent still subject to a Development & Commercialization Agreement, that would have become [***], then if such Party [***] at any time [***], such Party shall [***] this Section 3.1.5, and such activities shall [***].

(c) If the [***] Program is (i) an [***] Program of a Party, then (A) within [***] Program, or (B) within [***] of the exercise of an Option for a Designated Program offered by the other Party that [***] Program (if at the time of the exercise of such Option, such [***]), or (ii) an [***] licensed or acquired by either Party, within [***] after the acquisition of rights in, in-license of, or exercise of an option under, such [***] BD Program, the Party offering such [***] Program shall provide to the other Party:

(1) information relating to such [***] Program that [***] Program if such [***] Program [***], and all information, including any [***] of such Product) in the Control of the Party offering such [***] Program that is [***] the research and Development of such [***] Program; or

(2) if the [***] Agent has (x) progressed beyond the [***] (determined as if such [***]), or (y) has progressed beyond the [***] (such that Section 3.1.3(e) would not apply to such [***] Program) all information in the Control of the Party offering such [***] Program that is [***] the research and Development of such [***] Program, subject to limitations on offering Products pursuant to Section 3.1.5(a) with respect to [***], in each case to enable the other Party to determine whether it wishes to exercise an Option in accordance with the procedure set forth in Section 3.1.3 for such [***] Program.

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The information and materials provided by the Party offering such [***] Program to the other Party shall be deemed the “[***] Data Package”.

(d) Following the provision by a Party of [***] Data Package to the other Party, such other Party shall have the right, but not the obligation, to exercise an Option for such [***] Program by delivering written notice of such exercise (the “[***] Option Exercise Notice”) to the offering Party within the applicable Option Exercise Window for such [***], or for [***] Programs described in Section 3.1.5(c) above, [***] after the provision of such required information, provided that in each case, if the other Party requests additional reasonable information and clarifications during the first [***] of such [***] period, then such [***] period will be automatically extended (as necessary) for up to an additional [***] period, during which period such other Party may continue to request additional reasonable information and clarifications and the Party offering such [***] Program shall provide such information and clarifications to such other Party.

(e) If a Party delivers an [***] Option Exercise Notice to the other Party for an [***] Program pursuant to subsection (d), then the Party exercising such Option shall be required to pay either (i) where the [***] Program is an [***] Program, a Designation Payment with respect to such Option as set forth in Section 6.4, or (ii) where the [***] Program is an [***] Program, an [***] BD Opt-In Payment as set forth in Section 6.5.3.

(f) Following the exercise by a Party of an Option in accordance with subsection (d) above, such [***] Program shall be considered [***] Development & Commercialization Agreement or a [***] under the Collaboration, as applicable; provided that, solely for purposes of the exercisable Celgene Co-Promote Rights granted under Section 3.1.4, any such designation or new Designated Program [***], and the Parties shall enter into, and shall be subject to the terms of a Development & Commercialization Agreement as set forth in Schedule 3.1.5.

(g) If a Party does not exercise its Option for an [***] Program [***] such [***] Program is offered to such Party pursuant to subsection (a), then (i) if such [***] Program has [***] at the time such Party elects not to exercise the Option for such [***] Program, then the Party Developing or acquiring such [***] Program shall [***] Program within the Collaboration, and [***] to such [***] Program, and (ii) if such [***], then such [***] Program shall thereafter [***], and shall be subject to each Party’s right to exercise its Option for such [***] Program as set forth in Section 3.1.3.

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(h) Notwithstanding the foregoing, if, as of the date of a Party’s delivery of an Option Exercise Notice, such Party (A) [***] or (B) [***] that with respect to a [***] ([***] subject to the Collaboration) but [***], then if [***], such [***] will not [***] within an [***] for a Program [***].

(i) Notwithstanding anything to the contrary, on [***] within each Program under this Section 3.1.5, if pursuant to Sections 5.1.1(d)(i), 5.1.2, 5.1.3 or 5.5.2, either Party’s exclusivity obligations have expired [***], then [***] of such Program.

3.1.6. Juno Covenants During Option Term. Except to the extent expressly permitted under Article 5, on a Juno Program-by-Juno Program basis, commencing on the Effective Date until expiration of the applicable Option Term, neither Juno nor its Affiliates will, other than to an Affiliate of Juno who agrees in writing to be bound by the terms and conditions of this Agreement (a) assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject of subsection (b), below) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject of subsection (b), below) or dispose of, any assets [***] (with respect to each Juno Program, the “Juno Program Assets”), except to the extent such assignment, transfer, conveyance, encumbrance or disposition [***] of this Agreement or any applicable Development & Commercialization Agreement with respect to such Juno Program, (b) license or grant to any Third Party, or agree to license or grant to any Third Party, any rights to any Juno Program Assets if such license or grant would [***] this Agreement or any applicable Development & Commercialization Agreement with respect to such Juno Program, or (c) [***]

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[***] the Juno Program Assets to any Third Party if such [***] would [***] with respect to such Juno Program. Notwithstanding Section 3.1.6(a), Juno and/or its Affiliates shall have the right to assign, transfer, convey or dispose of any assets specifically related to such Juno Program to any Affiliate of Juno; provided that (i) such Affiliate is bound by the terms and conditions of this Agreement, and (ii) such assignment, transfer, conveyance or disposal does not [***] this Agreement or any applicable Development & Commercialization Agreement with respect to such Juno Program.

3.1.7. Celgene Covenants During Option Term. Except to the extent expressly permitted under Article 5, on a Celgene Program-by-Celgene Program basis, commencing on the Effective Date until expiration of the applicable Option Term, neither Celgene nor its Affiliates will, other than to an Affiliate of Celgene who agrees in writing to be bound by the terms and conditions of this Agreement, (a) assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject of subsection (b), below) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject of subsection (b), below) or dispose of, any assets [***] (with respect to each Celgene Program, the “Celgene Program Assets”), except to the extent such assignment, transfer, conveyance, encumbrance or disposition would [***] this Agreement or any applicable Co-Development & Co-Commercialization Agreement with respect to such Celgene Program, (b) license or grant to any Third Party, or agree to license or grant to any Third Party, any rights to any Celgene Program Assets if such license or grant [***] this Agreement or any applicable Co-Development & Co-Commercialization Agreement with respect to such Celgene Program, or (c) [***] the Celgene Program Assets to any Third Party if [***] would [***] this Agreement with respect to such Celgene Program. Notwithstanding Section 3.1.7(a), Celgene and/or its Affiliates shall have the right to assign, transfer, convey or dispose of any assets specifically related to such Celgene Program to any Affiliate of Celgene; provided that (i) such Affiliate is bound by the terms and conditions of this Agreement, and (ii) such assignment, transfer, conveyance or disposal does not [***] this Agreement or any applicable Development & Commercialization Agreement with respect to such Celgene Program.

3.1.8. Expiration of Option Term. The Option Terms for all Programs for which the Option has not previously been exercised shall expire on the expiration of the Research Collaboration Term (the “Research Term Expiration”), provided that with respect to any Juno Program or Celgene Program that is an Active Program for which the Option has not been exercised as of the Research Term Expiration, and [***] as of such date, the Option Term may be extended for a limited period as follows:

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(a) if the Offering Party has [***] for such Program but [***] for such Active Program [***] Data Package prior to the Research Term Expiration, then upon the Research Term Expiration, the Option Term for such Active Program shall remain open, and within [***] following the Research Term Expiration, the Offering Party shall provide to the other Party (the “Option Extending Party”) information relating to such Active Program [***] such Active Program, and all information, including [***] Data Package [***] in the Offering Party’s Control that is [***] such Active Program, in order to enable the other Party to decide whether it wishes to exercise an Option for such Active Program by delivery of an Option Exercise Notice in accordance with the procedure set forth in Section 3.1.3. The Option Extending Party shall have [***] in which to deliver an Option Exercise Notice in accordance with Section 3.1.3(a) (if the Active Program is a Juno Program) or Section 3.1.3(c) (if the Active Program is a Celgene Program), provided, that if the Option Extending Party requests additional reasonable information and clarifications during the [***] period, during which period such Party may continue to request additional reasonable information and clarifications and the Offering Party shall provide such information and clarifications to such Option Extending Party. If the Option is exercised, the Option Exercise Notice shall include a [***] such Active Program for which the Option Extending Party is exercising its Option;

(b) if, as of the Research Term Expiration, the [***] has expired without the Option being exercised, [***] has not yet occurred, then the Option Term for such Active Program shall extend until the occurrence of the next to occur Data Package Trigger Event for such Active Program, provided that the Option Term shall not extend beyond the [***] the Research Term Expiration. In such case, the Offering Party shall present the applicable Data Package to the Option Extending Party, and the Option Extending Party shall have a final right to exercise its Option for such Active Program (and to [***] such Active Program [***] for such Program simultaneously with such Option exercise), in accordance with Section 3.1.3(b) (if the Active Program is a Juno Program), or Section 3.1.3(c) (if the Active Program is a Celgene Program) during the time periods set forth therein; and

(c) if an Option Extending Party does not exercise such Option during the time periods provided in (a) and (b) above, then the Option Term shall expire [***], or the time periods set forth therein, and such Program shall no longer be subject to the Option Extending Party’s rights under this Agreement, including Article 5.

3.1.9. Financial Participation for Programs that are not Eligible BD Programs. If a Celgene Program or Juno Program, [***] that one Party is obligated to offer to the other Party for exercise of an Option pursuant to Section 3.1.3 or 3.1.5,

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[***] include such Program in the Collaboration and grant to the other Party the right to exercise an Option and enter into a Development & Commercialization Agreement with respect thereto, [***]. In such case, the [***] (i) with respect to a Celgene Program [***], (ii) except as described in (i), (iii) and (iv), with respect to a Juno Program [***], in each case with respect to [***], or (iii) with respect to a Juno Program [***], (iv) with respect to [***], provided that for each of (ii) through (iv), if [***] such Juno Programs, then [***] (and the [***]). For clarity, any Juno Program that [***].

3.2 Government Approvals.

3.2.1. Efforts. Each of Juno and Celgene will use its commercially reasonable good faith efforts to eliminate any concern on the part of any Governmental Authority regarding the legality of any proposed Development & Commercialization Agreement and the Share Purchase Agreement (the “Implementing Agreements”) including, if required by Governmental Authorities, promptly taking all steps to remove any and all impediments to consummation of the

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transactions contemplated by the Implementing Agreements, including obtaining government antitrust clearance, cooperating in good faith with any Governmental Authority investigation, promptly producing any documents and information and providing witness testimony if requested by a Governmental Authority. Notwithstanding anything to the contrary in this Agreement and the Implementing Agreements, this Section 3.2 and the term “commercially reasonable good faith efforts” do not require that either Party (i) [***], (ii) [***], or (iii) [***].

3.2.2. HSR/Antitrust Filings. Each of Juno and Celgene will, within [***] after the execution of the relevant Implementing Agreement (or such later time as may be agreed to in writing by the Parties) file with the U.S. Federal Trade Commission (“FTC”) and the Antitrust Division of the U.S. Department of Justice (“DOJ”) any HSR/Antitrust Filing required of it under the HSR Act and, as soon as practicable, file with the appropriate Governmental Authority any other HSR/Antitrust Filing required of it under any other Antitrust Law as determined in the reasonable opinion of either Party with respect to the transactions contemplated by the relevant Implementing Agreement. The Parties shall cooperate with one another to the extent necessary in the preparation of any such HSR/Antitrust Filing. Each Party shall be responsible for its own costs, expenses, and filing fees associated with any HSR/Antitrust Filing; provided, however, the Parties shall [***]. In the event that the Parties make an HSR/Antitrust Filing under this Section 3.2, the relevant Implementing Agreement shall terminate (i) at the election of either Party, immediately upon notice to the other Party, in the event that the FTC, DOJ or other Governmental Authority obtains a preliminary injunction or final order under Antitrust Law enjoining the transactions contemplated by such Implementing Agreement, or (ii) at the election of either Party, immediately upon notice to the other Party, in the event that the Antitrust Clearance Date shall not have occurred on or prior to [***] after the effective date of the last HSR/Antitrust Filing submitted to a Governmental Authority in relation to the relevant Implementing Agreement. Notwithstanding anything to the contrary contained herein, except for the terms and conditions of this Section 3.2, none of the terms and conditions contained in the relevant Implementing Agreement shall be effective until the “Implementation Date,” which is agreed and understood to mean the later of (A) the execution date of the relevant Implementing Agreement, (B) if a determination is made pursuant to this Section 3.2 that an HSR/Antitrust Filing is not required to be made under any Antitrust Law for the relevant Implementing Agreement, the date of such determination, or (C) if a determination is made pursuant to this Section 3.2 that an HSR/Antitrust Filing is required to be made under any Antitrust Law for the relevant Implementing Agreement, the Antitrust Clearance Date. As used herein: (x) “Antitrust Clearance Date” means the earliest date on which the Parties have actual knowledge that all applicable waiting periods under the HSR Act and any comparable waiting periods as required

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under any other Antitrust Law, in each case with respect to the transactions contemplated by the relevant Implementing Agreement have expired or have been terminated; and (y) “HSR/Antitrust Filing” means (a) a filing by Juno and Celgene with the FTC and the DOJ of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act), together with all required documentary attachments thereto or (b) any comparable filing by Juno or Celgene required under any other Antitrust Law, in each case ((a) and (b)) with respect to the transactions contemplated by the Implementing Agreements.

3.2.3. Information Exchange. Each of Juno and Celgene will, in connection with any HSR/Antitrust Filing, (i) reasonably cooperate with each other in connection with any communication, filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) keep the other Party and/or its counsel informed of any communication received by such Party from, or given by such Party to, the FTC, the DOJ or any other U.S. or other Governmental Authority and of any communication received or given in connection with any proceeding by a private party, in each case regarding the transactions contemplated by any Implementing Agreement; (iii) consult with each other in advance of any meeting or conference with the FTC, the DOJ or any other Governmental Authority or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the FTC, the DOJ or such other Governmental Authority or other Person, give the Parties and/or their counsel the opportunity to attend and participate in such meetings and conferences; and (iv) to the extent practicable, permit the other Party and/or its counsel to review in advance any submission, filing or communication (and documents submitted therewith) intended to be given by it to the FTC, the DOJ or any other Governmental Authority; provided, that materials may be redacted to remove references concerning the [***]. Juno and Celgene, as each deems advisable and necessary, may reasonably designate any competitively sensitive material to be provided to the other under this Section 3.2.3 as “Antitrust Counsel Only Material.” Such materials and the information contained therein shall be given only to the outside antitrust counsel of the recipient and will not be disclosed by such outside counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials (Juno or Celgene, as the case may be) or its legal counsel.

3.2.4. Assistance Unrelated to Antitrust Law. Subject to this Section 3.2, Juno and Celgene shall cooperate and use respectively all reasonable efforts to make all other registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications, authorizations, permits and waivers, if any, and to do all other thing necessary or desirable for the consummation of the transactions as contemplated hereby.

3.2.5. No Further Obligations. If an Implementing Agreement is terminated pursuant to this Section 3.2, then, notwithstanding any provision in this Agreement to the contrary, neither Party shall have any further obligation to the other Party with respect to the subject matter of the relevant Implementing Agreement; provided, that Celgene shall be permitted to [***], if required to comply with any Antitrust Law.

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3.3 Obligations of Affiliates. The Parties hereby covenant and agree that the obligations of each Party under this Agreement to offer any Option or BD Option related to any Program under this Article 3 shall also be deemed to be an obligation of its Affiliates.

ARTICLE 4

GOVERNANCE

4.1 Generally.

4.1.1. Committees.

(a) Establishment. Pursuant to this Article 4, the Parties will establish a joint steering committee (“JSC”), a joint research and development committee (“JRDC”), a joint manufacturing committee (“JMC”), a joint patent committee (the “Patent Committee”), a joint commercialization committee (“JCC”), and a joint business development committee (“JBDC”) (collectively, along with any New Committee, the “Collaboration Committees”) within the timeframes set forth in Sections 4.2.1, 4.3.1, 4.4.1, 4.5.1, 4.6.1 and 4.7.1. The Parties may also determine to establish additional new committees to oversee particular phases of the Collaboration (each, a “New Committee”). Unless otherwise agreed upon by the Parties (including with respect to when such New Committee shall disband), each New Committee shall follow the provisions set forth for the JSC, and shall be subject to the authority of the JSC. Each Collaboration Committee shall have decision-making authority with respect to the matters within its purview to the extent expressly and as more specifically provided herein.

(b) Subcommittees. From time to time, any of the Collaboration Committees may establish subcommittees to oversee particular projects or activities, as it deems necessary or advisable (each, a “Subcommittee”). Each Subcommittee shall consist of such number of members as the applicable Collaboration Committee determines is appropriate from time to time. Such members shall be individuals with expertise and responsibilities in the relevant areas within the purview of such Collaboration Committee, such as [***], as applicable to the stage of the project or activity. Such Subcommittees shall operate under the same principles as are set forth in this Article 4 for the committee forming such Subcommittee.

4.1.2. Execution of Development & Commercialization Agreement. On a Program-by-Program basis, upon execution of the applicable Development & Commercialization Agreement for such Program, respectively, such Program and matters related thereto shall continue to be within the purview of the Collaboration Committees, in accordance with, and solely pursuant to, the terms of Section 4.2.4 and such Development & Commercialization Agreement, as applicable.

4.1.3. Alliance Managers. Promptly after the Effective Date, each Party shall appoint an individual to act as alliance manager for such Party, which may be one of the representatives of such Party on the JSC (each, an “Alliance Manager”). The Alliance Managers shall be the primary point of contact for the Parties regarding the activities

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contemplated by this Agreement and shall facilitate all such activities hereunder. The Alliance Managers shall attend all meetings of the JSC and shall be responsible for assisting the JSC in performing its oversight responsibilities. The name and contact information for each Party’s Alliance Manager, as well as any replacement(s) chosen by such Party, in its sole discretion, from time to time, shall be promptly provided to the other Party in accordance with Section 12.2.

4.1.4. Patent Liaisons. Promptly after the Effective Date, each Party shall appoint an individual to act as a patent liaison for such Party, which may be one of the representatives of such Party on the Patent Committee (each, a “Patent Liaison”). The Patent Liaisons shall be the primary point of contact for the Parties regarding intellectual property-related activities and matters contemplated by this Agreement and shall facilitate all such activities and matters hereunder. The Patent Liaisons shall attend all meetings of the Patent Committee and shall be responsible for assisting the Patent Committee in performing its oversight responsibilities. The name and contact information for each Party’s Patent Liaison, as well as any replacement(s) chosen by such Party, in its sole discretion, from time to time, shall be promptly provided to the other Party in accordance with Section 12.2.

4.2 Joint Steering Committee.

4.2.1. Establishment; Meetings. Within [***] after the Effective Date, the Parties shall establish the JSC as more fully described in this Section 4.2. The JSC shall have review, oversight and decision-making responsibilities for all activities performed under the Collaboration, to the extent expressly and as more specifically provided herein. Each Party agrees to keep the JSC informed of its progress and activities under the Collaboration. The first scheduled meeting of the JSC shall be held no later than [***] after establishment of the JSC unless otherwise agreed by the Parties. After the first scheduled meeting of the JSC and continuing thereafter until the JSC is disbanded, the JSC shall meet in person or telephonically at [***], and more or less frequently as the Parties mutually deem appropriate, on such dates and at such places and times as provided herein or as the Parties shall agree. The chairperson shall coordinate with the other Party to establish an agenda reasonably in advance of each meeting of the JSC. The JSC shall disband upon the expiration or termination of this Agreement in its entirety. Meetings that are held in person shall alternate between the offices of the Parties, or such other location as the Parties may agree. The members of the JSC also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate. Each Party will bear all expenses it incurs in regard to participating in all meetings of the JSC, including all travel and living expenses.

4.2.2. Membership. The JSC shall be comprised of three (3) representatives (or such other number of representatives as the Parties may mutually agree) from each of Celgene and Juno. Each representative of a Party shall have sufficient seniority and expertise in biotechnology and pharmaceutical drug discovery, development and/or commercialization to participate on the JSC. [***] shall have the right to designate the initial chairperson of the JSC, who shall serve for an initial term of [***], and thereafter the selection of the chairperson shall alternate between the Parties every year. Each Party may replace any or all of its representatives on the JSC at any time upon written notice to the other Party in accordance with Section 12.2. The chairperson of the JSC shall have no final decision making authority with regard to any matters within the jurisdiction of the JSC. Each Party may, subject to the other Party’s prior

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approval, invite non-member representatives of such Party and any Third Party to attend meetings of the JSC as non-voting participants; provided, that any such representative or Third Party is bound by obligations of confidentiality, non-disclosure and non-use consistent with those set forth herein prior to attending such meeting and provided, further, that such Third Party shall not have any voting or decision-making authority on the JSC.

4.2.3. General Responsibilities. Except as otherwise set forth in this Section 4.2, the JSC shall perform the following general functions, subject to the final decision-making authority of the Person set forth in Section 4.2.5: (a) review and monitor progress of the Collaboration and the Parties’ activities under each executed Development & Commercialization Agreement (as further set forth in each such Development & Commercialization Agreement), as applicable, including serving as a forum for exchanging information and facilitating discussions regarding the conduct of the Collaboration; (b) on a Program-by-Program basis, [***] any amendments to the applicable Development Plan proposed by the JRDC; (c) review and comment on any BD Program that is identified and presented to the JBDC, as applicable; (d) manage the strategic direction of the Collaboration; (e) oversee implementation of the Collaboration in accordance with this Agreement; (f) discuss and attempt to resolve any disputes in any Collaboration Committees and any Subcommittees; (g) approve proposals for Development of Diagnostic Products with respect to a Program prior to exercise of an Option for such Program; (h) discuss material issues and provide input to each Party regarding the enforcement and defense of applicable Collaboration IP and Joint Collaboration IP; (i) [***] proposed by the JMC; and (j) such other responsibilities as may be mutually agreed by the Parties from time to time. For purposes of clarity, the JSC shall not have any authority beyond the specific matters set forth in Sections 4.2.3 and 4.2.4, and in particular shall not have any power to amend, modify or waive the terms of this Agreement or any Development & Commercialization Agreement, or to alter, increase, expand or waive compliance by a Party with a Party’s obligations under this Agreement or any Development & Commercialization Agreement. In any case where a matter within the JSC’s authority arises, the JSC shall convene a meeting and consider such matter as soon as reasonably practicable, but in no event later than [***] after the matter is first brought to the JSC’s attention (or, if earlier, at the next regularly scheduled JSC meeting).

4.2.4. Responsibilities under Specific Agreements. Following the execution of a Development & Commercialization Agreement for a given Program, the JSC shall perform, in addition to the general responsibilities set forth in Section 4.2.3, the following functions to further Development and Commercialization of Development Candidates for a specified Program:

(a) [***] Development and Commercialization for Co-Co Products submitted to the JSC;

(b) discuss strategies for [***], in the North America Territory and the ROW Territory and review and comment on the plans of the Party responsible for leading Commercialization activities in the applicable territory (the “Commercialization Lead Party”) [***];

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(c) review and approve proposals from the JCC relating to Commercialization activities with global implications, including marketing materials, labeling and branding;

(d) review and approve plans and strategy for Manufacturing of Licensed Products and Co-Co Products, including plans relating to the establishment of Manufacturing and supply capabilities for Licensed Products and Co-Co Products for the North America Territory and the ROW Territory;

(e) review and comment on updates and reports on Development and Commercialization of the applicable Co-Co Products and Licensed Products; and

(f) review and comment on the Commercialization Lead Party’s strategy for the Development and Commercialization of Co-Co Products in the applicable territories.

4.2.5. Decisions. Except as otherwise set forth in this Agreement, all decisions of the JSC shall be made by consensus, with each Party having one (1) vote. If the JSC cannot agree on a matter for which the JSC has decision-making authority within [***] after it has met and attempted to reach such decision, then, either Party may, by written notice to the other, have such issue referred to the Executive Officers for resolution. The Parties’ respective Executive Officers shall meet within [***] after such matter is referred to them, and shall negotiate in good faith to resolve the matter. If the Executive Officers are unable to resolve the matter within [***], or such other longer time frame the Executive Officers may otherwise agree upon, after the matter is referred to them in accordance with this Section 4.2.5, then if the matter in dispute relates to (a) [***], (b) [***], then the [***] to which such dispute relates, shall have the final decision making authority, (c) activities or matters arising [***], and that [***], then the [***] shall have final decision making authority, or (d) activities or matters [***], including without limitation [***], the [***] shall have the final decision making authority, (e) activities or matters arising [***] shall be submitted for resolution by expert arbitration pursuant to Section 12.8.2(a), and (f) the [***] will be made by mutual agreement of the Parties, with any unresolved matters under this Section 4.2.5(f) being submitted for resolution pursuant to Section 12.8.2(a). Notwithstanding the foregoing, the Party having final decision-making authority shall not have the right to exercise its final decision-making authority to unilaterally: (i) determine that it has fulfilled any obligations under this Agreement or any Development & Commercialization Agreement or that the other Party has breached any obligation under this Agreement or any Development & Commercialization Agreement; (ii) make a decision that is expressly stated to require the mutual agreement or mutual consent of the Parties; (iii) require the conduct of, or restrict the other Party from conducting, Development activities specifically related only to such Party’s territory under a Co-Development and Co-Commercialization Agreement; (iv) otherwise expand its rights or reduce its obligations under this Agreement or any Development &

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Commercialization Agreement, or (v) decide a matter in a manner that could adversely affect the other Party’s interests in such Product, or require the other Party to incur significant expenses outside of the then-applicable Development Plan or Commercialization Plan in any material respect.

4.2.6. Minutes. The Party who designates the chairperson of the JSC shall be responsible for preparing and circulating minutes of each meeting of the JSC, setting forth, inter alia, an overview of the discussions at the meeting and a list of any actions, decisions or determinations approved by the JSC. Such minutes shall be effective only after such minutes have been approved by both Parties in writing. Definitive minutes of all JSC meetings shall be finalized no later than [***] after the meeting to which the minutes pertain.

4.3 Joint Research and Development Committee.

4.3.1. Establishment; Meetings. Within [***] after the Effective Date, the Parties shall establish the JRDC as more fully described in this Section 4.3. The JRDC shall have review, oversight and decision-making responsibilities for all activities performed under the Development Plans for each Designated Program, to the extent expressly and as more specifically provided herein. Each Party agrees to keep the JRDC informed of its progress and activities with respect to research activities performed under each Designated Program. The first scheduled meeting of the JRDC shall be held no later than [***] after the Effective Date unless otherwise agreed by the Parties. After the first scheduled meeting of the JRDC and continuing thereafter until the JRDC is disbanded, the JRDC shall meet in person or telephonically at least once each Calendar Quarter, and more or less frequently as the Parties mutually deem appropriate, on such dates and at such places and times as provided herein or as the Parties shall agree. The JRDC shall disband upon the expiration or termination of this Agreement in its entirety. Meetings that are held in person shall alternate between the offices of the Parties, or such other location as the Parties may agree. The members of the JRDC also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate. Each Party will bear all expenses it incurs in regard to participating in all meetings of the JRDC, including all travel and living expenses.

4.3.2. Membership. The JRDC shall be comprised of three (3) representatives (or such other number of representatives as the Parties may mutually agree) from each of Celgene and Juno. Each representative of a Party shall have sufficient seniority and expertise in biotechnology and pharmaceutical drug research and Development to participate on the JRDC. [***] shall have the right to designate the initial chairperson of the JRDC, who shall serve for an initial term of one (1) year, and thereafter the selection of the chairperson shall alternate between the Parties every year. Each Party may replace any or all of its representatives on the JRDC at any time upon written notice to the other Party in accordance with Section 12.2. Each Party may, subject to the other Party’s prior approval, invite non-member representatives of such Party and any Third Party to attend meetings of the JRDC as non-voting participants; provided,

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that any such representative or Third Party is bound by obligations of confidentiality, non-disclosure and non-use consistent with those set forth herein prior to attending such meeting and provided, further, that such Third Party shall not have any voting or decision-making authority on the JRDC.

4.3.3. General Responsibilities – Research and Development Activities. Except as otherwise set forth in this Section 4.3, the JRDC shall perform the following general functions with respect to research and Development activities carried out under each Program following the exercise of the Option for each such Program, subject to the decision-making process set forth in Section 4.3.4:

(a) prepare and submit for approval by the JSC the Development Plan prepared by the Development Lead Party for each Designated Program, including the associated budget and allocation of responsibilities between the Parties for research and Development activities in association with such Designated Program;

(b) review and oversee implementation of the Development Plans, including monitoring progress of the Parties’ activities under each Development Plan;

(c) serving as a forum for exchanging information and facilitating discussions regarding the conduct of research and Development activities under a Designated Program;

(d) on a Program-by-Program basis, prepare and submit to the JSC for approval amendments to the applicable Development Plan proposed by either Party;

(e) discuss and attempt to resolve any disputes between the Parties relating to the Development Plans or implementation thereof, including determining whether to refer disputes for resolution by the JSC;

(f) approve [***]; and

(g) carry out such other responsibilities relating to research and Development activities as may be mutually agreed by the Parties from time to time.

4.3.4. Decisions of the JRDC. Except as otherwise set forth in this Agreement, all decisions of the JRDC shall be made by consensus, with each Party having one (1) vote. If the JRDC cannot agree on a matter for which the JRDC has decision-making authority within [***] after it has met and attempted to reach such decision, then such issue shall be referred to the JSC for resolution in accordance with Section 4.2.5. For purposes of clarity, the JRDC shall not have any authority beyond the specific matters set forth in Sections 4.3.3 and 4.3.4, and in particular shall not have any power to amend, modify or waive the terms of this Agreement or any Development & Commercialization Agreement, or to alter, increase, expand or waive compliance by a Party with a Party’s obligations under this Agreement or any Development & Commercialization Agreement. In any case where a matter within the JRDC’s authority arises, the JRDC shall convene a meeting and consider such matter as soon as reasonably practicable, but in no event later than [***] after the matter is first brought to the JRDC’s attention (or, if earlier, at the next regularly scheduled JRDC meeting).

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4.3.5. Minutes. The Party who designates the chairperson of the JRDC shall be responsible for preparing and circulating minutes of each meeting of the JRDC, setting forth, inter alia, an overview of the discussions at the meeting and a list of any actions, decisions or determinations approved by the JRDC. Such minutes shall be effective only after such minutes have been approved by both Parties in writing. Definitive minutes of all JRDC meetings shall be finalized no later than [***] after the meeting to which the minutes pertain.

4.4 Joint Manufacturing Committee.

4.4.1. Establishment; Meetings. Within [***] following the Effective Date, the Parties shall establish the JMC as more fully described in this Section 4.4. The JMC shall have review, oversight and decision-making responsibilities for all activities performed in relation to the establishment of Manufacturing and supply capabilities for Cellular Therapy Products and In Vivo Products in each Party’s territory pursuant to this Agreement and the applicable Development & Commercialization Agreement, to the extent expressly and as more specifically provided herein. Each Party agrees to keep the JMC informed of its progress and activities with respect to Development activities performed under each Program. The first scheduled meeting of the JMC shall be held no later than [***] after the Effective Date, unless otherwise agreed by the Parties. After the first scheduled meeting of the JMC and continuing thereafter until the JMC is disbanded, the JMC shall meet in person or telephonically at least once each Calendar Quarter, and more or less frequently as the Parties mutually deem appropriate, on such dates and at such places and times as provided herein or as the Parties shall agree. The JMC shall disband upon the expiration or termination of this Agreement in its entirety. Meetings that are held in person shall alternate between the offices of the Parties, or such other location as the Parties may agree. The members of the JMC also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate. Each Party will bear all expenses it incurs in regard to participating in all meetings of the JMC, including all travel and living expenses.

4.4.2. Membership. The JMC shall be comprised of two (2) representatives (or such other number of representatives as the Parties may mutually agree) from each of Celgene and Juno. Each representative of a Party shall have sufficient seniority and expertise in biotechnology and pharmaceutical drug research and Development to participate on the JMC. [***] shall have the right to designate the initial chairperson of the JMC, who shall serve for an initial term of one (1) year, and thereafter the selection of the chairperson shall alternate between the Parties every year. Each Party may replace any or all of its representatives on the JMC at any time upon written notice to the other Party in accordance with Section 12.2. Each Party may, subject to the other Party’s prior approval, invite non-member representatives of such Party and any Third Party to attend meetings of the JMC as non-voting participants; provided, that any such representative or Third Party is bound by obligations of confidentiality, non-disclosure and non-use consistent with those set forth herein prior to attending such meeting and provided, further, that such Third Party shall not have any voting or decision-making authority on the JMC.

4.4.3. General Responsibilities – Manufacturing Activities. Except as otherwise set forth in this Section 4.4, the JMC shall perform the following general functions, subject to the

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decision-making process set forth in Section 4.4.4: (a) prepare plans for the establishment of capabilities for Manufacture and supply of (i) Cellular Therapy Products and (ii) In Vivo Products for clinical and commercial purposes, including the budget and timelines therefor (the “Manufacturing Plans”), (b) oversee the implementation of the Manufacturing Plans by the Parties, including the conduct of regulatory activities direct to obtaining Regulatory Approvals for any Manufacturing facilities in each Party’s territory, (c) serve as a forum for exchanging information and facilitating discussions regarding the initial establishment of Manufacturing facilities and capabilities, and the ongoing conduct of Manufacturing activities under a Designated Program; (d) discuss and attempt to resolve any disputes between the Parties relating to the Manufacturing Plans or implementation thereof, including determining whether to refer disputes for resolution by the JSC, and (e) discuss and agree upon the allocation between the Parties of (i) costs incurred or to be incurred to establish Manufacturing capabilities for Cellular Therapy Products in the ROW Territory, including capital expenditures incurred in relation thereto, and (ii) capital expenditures incurred or to be incurred to establish Manufacturing capabilities for In Vivo Products worldwide, in each case consistent with Section 2.10. For purposes of clarity, the JMC shall not have any authority beyond the specific matters set forth in this Section 4.4.3, and in particular shall not have any power to amend, modify or waive the terms of this Agreement or any Development & Commercialization Agreement, or to alter, increase, expand or waive compliance by a Party with a Party’s obligations under this Agreement or any Development & Commercialization Agreement. In any case where a matter within the JMC’s authority arises, the JMC shall convene a meeting and consider such matter as soon as reasonably practicable, but in no event later than [***] after the matter is first brought to the JMC’s attention (or, if earlier, at the next regularly scheduled JMC meeting).

4.4.4. Decisions of the JMC. Except as otherwise set forth in this Agreement, all decisions of the JMC shall be made by consensus, with each Party having one (1) vote. If the JMC cannot agree on a matter for which the JMC has decision-making authority within [***] after it has met and attempted to reach such decision, then such issue shall be referred to the JSC for resolution in accordance with Section 4.2.5.

4.4.5. Minutes. The Party who designates the chairperson of the JMC shall be responsible for preparing and circulating minutes of each meeting of the JMC, setting forth, inter alia, an overview of the discussions at the meeting and a list of any actions, decisions or determinations approved by the JMC. Such minutes shall be effective only after such minutes have been approved by both Parties in writing. Definitive minutes of all JMC meetings shall be finalized no later than [***] after the meeting to which the minutes pertain.

4.5 Joint Business Development Committee.

4.5.1. Establishment; Meetings. Within [***] following the Effective Date, the Parties shall establish the JBDC as more fully described in this Section 4.5. The JBDC shall provide a forum for the Parties to discuss BD Programs in-licensed or acquired by a Party and BD Technology identified by either Party, or acquired or in-licensed by a Party as set forth in Section 2.2.2. The first scheduled meeting of the JBDC shall be held no later than [***] after the Effective Date unless otherwise agreed by the Parties. After the first scheduled meeting of the

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JBDC until the JBDC is disbanded, the JBDC shall meet in person or telephonically at least once each Calendar Quarter, and more or less frequently as the Parties mutually deem appropriate, on such dates and at such places and times as provided herein or as the Parties shall agree. The JBDC shall disband upon the expiration or termination of this Agreement in its entirety. Meetings that are held in person shall alternate between the offices of the Parties, or such other location as the Parties may agree. The members of the JBDC also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate. Each Party will bear all expenses it incurs in regard to participating in all meetings of the JBDC, including all travel and living expenses.

4.5.2. Membership. The JBDC shall be comprised of one (1) representative (or such other number of representatives as the Parties may mutually agree) from each of Celgene and Juno. Each representative of a Party shall have sufficient seniority and expertise in business development activities in the fields of biotechnology and pharmaceutical drug Development and Commercialization. [***] shall have the right to designate the initial chairperson of the JBDC, who shall serve for an initial term of one (1) year, and thereafter the selection of the chairperson shall alternate between the Parties every year. Each Party may replace any or all of its representatives on the JBDC at any time upon written notice to the other Party in accordance with Section 12.2. Each Party may, subject to the other Party’s prior approval, invite non-member representatives of such Party and any Third Party to attend meetings of the JBDC as non-voting participants; provided, that any such representative or Third Party is bound by obligations of confidentiality, non-disclosure and non-use consistent with those set forth herein prior to attending such meeting and provided, further, that such Third Party shall not have any voting or decision-making authority on the JBDC.

4.5.3. General Responsibilities – Business Development Activities. Except as otherwise set forth in this Section 4.5, the JBDC shall perform the following general functions, subject to the decision-making process set forth in Section 4.5.4: (a) provide a forum for discussion and consideration of any BD Program in-licensed or acquired by either Party, (b) evaluation of any BD Technology identified, or in-licensed or acquired, by a Party as set forth in Section 2.2.2, (c) determine [***], and (d) such other responsibilities as may be mutually agreed by the Parties from time to time. For purposes of clarity, the JBDC shall not have any authority beyond the specific matters set forth in this Section 4.5.3, and in particular shall not have any power to amend, modify or waive the terms of this Agreement or any Development & Commercialization Agreement, or to alter, increase, expand or waive compliance by a Party with a Party’s obligations under this Agreement or any Development & Commercialization Agreement. In any case where a matter within the JBDC’s authority arises, the JBDC shall convene a meeting and consider such matter as soon as reasonably practicable, but in no event later than [***] after the matter is first brought to the JBDC’s attention (or, if earlier, at the next regularly scheduled JBDC meeting).

4.5.4. Decisions of the JBDC. Except as otherwise set forth in this Agreement, all decisions of the JBDC shall be made by consensus, with each Party having one (1) vote. If the JBDC cannot agree on a matter for which the JBDC has decision-making authority within [***] after it has met and attempted to reach such decision, then such issue shall be referred to the JSC for resolution in accordance with Section 4.2.5.

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4.5.5. Minutes. The Party who designates the chairperson of the JBDC shall be responsible for preparing and circulating minutes of each meeting of the JBDC, setting forth, inter alia, an overview of the discussions at the meeting and a list of any actions, decisions or determinations approved by the JBDC. Such minutes shall be effective only after such minutes have been approved by both Parties in writing. Definitive minutes of all JBDC meetings shall be finalized no later than [***] after the meeting to which the minutes pertain.

4.6 Joint Commercialization Committee. No later than the earlier of (a) the date upon which the Parties commence the first Phase 3 Clinical Trial, and (b) the date upon which the Parties commence the first Pivotal Clinical Trial, in either case for a Product in a Program, the Parties shall establish the JCC, which will have the responsibilities and decision-making rights set forth in this Section 4.6.

4.6.1. Meetings. The first scheduled meeting of the JCC shall be held no later than [***] after establishment of the JCC unless otherwise agreed by the Parties. After the first scheduled meeting of the JCC until the JCC is disbanded, the JCC shall meet in person or telephonically at least once each Calendar Quarter, and more or less frequently as the Parties mutually deem appropriate, on such dates and at such places and times as provided herein or as the Parties shall agree. The JCC shall disband upon the expiration or termination of all Co-Co Agreements. Meetings that are held in person shall alternate between the offices of the Parties, or such other location as the Parties may agree. The members of the JCC also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate. Each Party will bear all expenses it incurs in regard to participating in all meetings of the JCC, including all travel and living expenses.

4.6.2. Membership. The JCC shall be comprised of three (3) representatives (or such other number of representatives as the Parties may mutually agree) from each of Celgene and Juno. Each representative of a Party shall have sufficient seniority and expertise in the commercialization of pharmaceuticals to participate on the JCC. [***] shall have the right to designate the initial chairperson of the JCC, who shall serve for an initial term of one (1) year, and thereafter the selection of the chairperson shall alternate between the Parties every year. Each Party may replace any or all of its representatives on the JCC at any time upon written notice to the other Party in accordance with Section 12.2 of this Agreement. Each Party may, subject to the other Party’s prior approval, invite non-member representatives of such Party and any Third Party to attend meetings of the JCC as non-voting participants; provided, that any such representative or Third Party is bound by obligations of confidentiality, non-disclosure and non-use consistent with those set forth herein prior to attending such meeting and provided, further, that such Third Party shall not have any voting or decision-making authority on the JCC.

4.6.3. General Responsibilities – Commercialization Activities. The JCC shall perform the following functions, subject to the final decision-making process set forth in Section 4.6.4:

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(a) discuss and prepare the Commercialization Plan for Co-Co Product, including any amendments thereto;

(b) oversee implementation of the Commercialization Plan;

(c) review and coordinate the Commercialization activities of Celgene and Juno with respect to Co-Co Products, including pre-launch and post-launch activities in the North America Territory;

(d) review and comment on approaches and plans proposed by the Commercialization Lead Party in each applicable country and territory [***], in the North America Territory and the ROW Territory

(e) review and comment on approaches and plans proposed by the Commercialization Lead Party in the applicable territory [***], in the North America Territory and the ROW Territory;

(f) discuss any branding and/or co-branding matters;

(g) establish target numbers regarding reach and frequency of sales performance; (f) discuss and attempt to resolve any disputes in the JCC; and

(h) such other responsibilities as may be mutually agreed by the Parties from time to time. For purposes of clarity, the JCC shall not have any authority beyond the specific matters set forth in this Section 4.6.3, and in particular shall not have any power to amend, modify or waive the terms of this Agreement or any Development & Commercialization Agreement, or to alter, increase, expand or waive compliance by a Party with a Party’s obligations under this Agreement or any Development & Commercialization Agreement. In any case where a matter within the JCC’s authority arises, the JCC shall convene a meeting and consider such matter as soon as reasonably practicable, but in no event later than [***] after the matter is first brought to the JCC’s attention (or, if earlier, at the next regularly scheduled JCC meeting).

4.6.4. Decision-Making. The three (3) JCC representatives of each Party (or other number as agreed upon by the Parties pursuant to Section 4.6.2) will collectively have one (1) vote, and the JCC will make decisions only by unanimous consent of each Party with respect to its vote, and each Party will act reasonably in exercising its vote. Any matters unresolved by the JCC shall be submitted for resolution to the JSC. For the avoidance of doubt, the JCC will have no right to supervise or direct the Commercialization of Co-Co Candidates, Co-Co Products and Diagnostic Products and such activities shall be conducted by the Commercialization Lead Party for such Co-Co Candidates, Co-Co Products and Diagnostic Products, or as otherwise agreed between the parties.

4.6.5. Minutes. The Party who designates the chairperson of the JCC shall be responsible for preparing and circulating minutes of each meeting of the JCC, setting forth, inter alia, an overview of the discussions at the meeting and a list of any actions, decisions or

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determinations approved by the JCC. Such minutes shall be effective only after such minutes have been approved by both Parties in writing. Definitive minutes of all JCC meetings shall be finalized no later than [***] after the meeting to which the minutes pertain.

4.7 Patent Committee.

4.7.1. Establishment. Within [***] after the Effective Date, the Parties shall establish the Patent Committee as more fully described in this Section 4.7. The Patent Committee shall facilitate the discussion and coordination of Patent Prosecution and Maintenance matters, in accordance with Article 7.

4.7.2. Meetings. The Patent Committee shall convene at such times, places and frequencies as the Patent Committee determines is necessary. The Patent Committee shall disband upon the expiration or termination of this and all Development & Commercialization Agreements in their entirety. Meetings of the Patent Committee that are held in person shall alternate between the offices of the Parties, or such other location as the Parties may agree. The members of the Patent Committee also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate. Each Party will bear all expenses it incurs in regard to participating in all meetings of the Patent Committee, including all travel and living expenses.

4.7.3. Membership. The Patent Committee shall be comprised of two (2) representatives (or such other number of representatives as the Parties may mutually agree) from each of Celgene and Juno. Each Party may replace any or all of its representatives on the Patent Committee at any time upon written notice to the other Party in accordance with Section 12.2. Each representative of a Party shall have sufficient seniority and expertise in the Prosecution and Maintenance of Patents to participate on the Patent Committee. Each Party may, subject to the other Party’s prior approval, invite non-member representatives of such Party to attend meetings of the Patent Committee as non-voting participants; provided, that any such representative is bound by obligations of confidentiality, non-disclosure and non-use consistent with those set forth herein prior to attending such meeting and provided, further, that such Third Party shall not have any voting or decision-making authority on the Patent Committee. [***] shall have the right to designate the initial chairperson of the Patent Committee, who shall serve for an initial term of one (1) year, and thereafter the selection of the chairperson shall alternate between the Parties every year. Each Party may replace any or all of its representatives on the Patent Committee at any time upon written notice to the other Party in accordance with Section 12.2.

4.7.4. General Responsibilities – Patent Activities. The Patent Committee shall perform the following functions, subject to the final decision-making process set forth in Section 4.7.6: (a) discuss ownership of Inventions and Patents thereon, in the event of a dispute in relation to the application of the terms of Section 7.2; (b) discuss material issues and provide input to each other regarding the Prosecution and Maintenance of Patents under this Agreement or any Development & Commercialization Agreement; (c) serve as a forum for exchanging information and facilitating discussions regarding patentability and freedom to operate assessments; and (d) perform such other responsibilities as may be mutually agreed by the Parties from time to time. The Patent Committee shall be responsible for coordinating the

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implementation of each Party’s strategies for the protection of the foregoing intellectual property rights related to [***] developed for the foregoing. For clarity, the Patent Committee shall not have any authority beyond the specific matters set forth in this Section 4.7.4, and in particular shall not have any power to amend, modify or waive the terms of this Agreement or any Development & Commercialization Agreement, or to alter, increase, expand or waive compliance by a Party with, a Party’s obligations under this Agreement or any Development & Commercialization Agreement. In any case where a matter within the Patent Committee’s authority arises, the Patent Committee shall convene a meeting and consider such matter as soon as reasonably practicable, but in no event later than [***] after the matter is first brought to the Patent Committee’s attention (or, if earlier, at the next regularly scheduled Patent Committee meeting).

4.7.5. Minutes. The Party who designates the chairperson of the Patent Committee shall be responsible for preparing and circulating minutes of each meeting of the Patent Committee, setting forth, inter alia, an overview of the discussions at the meeting and a list of any actions, decisions or determinations approved by the Patent Committee. Such minutes shall be effective only after such minutes have been approved by both Parties in writing. Definitive minutes of all Patent Committee meetings shall be finalized no later than [***] after the meeting to which the minutes pertain.

4.7.6. Decisions.

(a) Decision Making. Except as otherwise provided in this Section 4.7.6, all decisions of the Patent Committee shall be made by consensus, with each Party having one (1) vote. If the Patent Committee cannot agree on a matter within the Patent Committee’s authority within [***] after it has met and attempted to reach such decision, then, either Party may, by written notice to the other, have such issue referred to the Executive Officers for resolution. The Parties’ respective Executive Officers shall meet within [***] after such matter is referred to them, and shall negotiate in good faith to resolve the matter. If the Executive Officers are unable to resolve the matter within [***], or such other longer timeframe the Executive Officers may otherwise agree upon, after the matter is referred to them in accordance with this Section 4.7.6(a), then the decision shall be resolved as set forth in Sections 4.7.6(b) and 4.7.6(c); provided, that the time periods set forth in this Section 4.7.6 may be shortened as necessary to prevent adversely affecting the interests of a Party in a material respect with respect to the Prosecution and Maintenance of the Patents described in Section 4.7.4.

(b) IP Ownership. The Patent Committee shall review and discuss ownership of Inventions and Patents thereon, specifically with respect to the application of the terms of Section 7.2; provided, that [***] with the terms of Section 7.2, so long as the Parties mutually agree to such [***]. In the event the Patent Committee cannot agree on a matter regarding ownership of an item of intellectual property, and Executive Officers are unable to resolve such matter, then either Party may submit such dispute to the courts in accordance with Section 12.7.

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(c) Patent Prosecution. The Patent Committee shall discuss material issues and provide input to each Party regarding the Prosecution and Maintenance of Patents pursuant to this Agreement or any Development & Commercialization Agreement. The Patent Committee shall be responsible for coordinating the implementation of each Party’s strategies for the protection of the foregoing intellectual property rights related to Targets, Development Candidates, Products and Diagnostic Products Developed for the foregoing Products; provided, that both Parties may request the filing and prosecution of divisional Patent applications as set forth in Section 7.3.4(b) (the foregoing referred to herein as the “Patent Strategy”). All final decisions related to the Prosecution and Maintenance of any Patent pursuant to this Agreement or any Development & Commercialization Agreement shall be made by the Party with the right to control such Prosecution and Maintenance as set forth in Article 7.

(d) Additional Restrictions. Notwithstanding anything to the contrary in this Section 4.7.6, neither Party shall have the right to exercise its final decision-making authority to unilaterally: (i) determine that any obligations have been fulfilled under this Agreement or that a Party has breached any obligation under this Agreement or any Development & Commercialization Agreement; (ii) make a decision that is expressly stated to require the mutual agreement or mutual consent of the Parties; and (iii) otherwise expand a Party’s rights or reduce a Party’s obligations under this Agreement or any Development & Commercialization Agreement.

4.8 Exceptions to Decision-Making Authority.

4.8.1. [***]. Notwithstanding anything to the contrary in this Agreement or any Development & Commercialization Agreement, in no event shall the JSC or Patent Committee have any decision-making authority with respect to Patents covering or claiming the [***], the Prosecution and Maintenance, enforcement and defense of which shall, as between the Parties, remain solely with the Party Controlling such technology. For clarity, the foregoing does not restrict the determination of ownership of Inventions and Patents thereon [***] pursuant to Section 7.2.

4.8.2. [***] IP. Notwithstanding anything to the contrary in this Agreement or any Development & Commercialization Agreement, in no event shall the JSC or Patent Committee have any decision-making authority with respect to [***], the Prosecution and Maintenance, enforcement and defense of which shall, as between the Parties, remain solely with Celgene (with respect to [***] Patents) or Juno (with respect to [***] Patents). For clarity, the foregoing does not restrict the determination of ownership of Inventions and Patents thereon that would be deemed [***] Patents, as applicable, pursuant to Section 7.2.

4.8.3. [***] Products. Notwithstanding anything to the contrary in this Agreement or any Development & Commercialization Agreement, [***] shall not, by virtue of this Agreement or any Development & Commercialization Agreement, acquire any right to make any decision, whether through the JSC, Patent Committee or otherwise, regarding [***].

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ARTICLE 5

EXCLUSIVITY; [***]

5.1 Exclusivity.

5.1.1. General [***] Covenants.

(a) Subject to Section 5.3, commencing upon the Effective Date [***], except as expressly permitted in this Agreement or any Development & Commercialization Agreement, or mutually agreed in writing by the Parties, [***].

(b) Subject to Section 5.3, commencing upon the Effective Date and continuing until the expiration or earlier termination of [***], except as expressly permitted in this Agreement or any Development & Commercialization Agreement, or mutually agreed in writing by the Parties, neither [***]. Notwithstanding the foregoing, [***] shall not be deemed to have breached this Section 5.1.1 by way of any [***].

(c) Subject to Section 5.3, commencing upon the Effective Date and continuing until the expiration or earlier termination of [***], except as expressly permitted in this Agreement or any Development & Commercialization Agreement, or mutually agreed in writing by the Parties, [***]

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[***]. Without limiting the foregoing and subject to the immediately preceding sentence and subject to Section 5.3, and without limiting [***], commencing upon the Effective Date and continuing until the expiration or earlier termination of [***], except as expressly permitted in this Agreement or any Development & Commercialization Agreement, or mutually agreed in writing by the Parties, neither [***] nor its Affiliates shall [***], in a way that would [***]. Notwithstanding the foregoing, [***] shall not be deemed to have breached this Section 5.1.1(c) by way of [***] or the performance of [***].

(d) The foregoing provisions of this Section 5.1.1 shall be subject to the following exceptions:

(i) Sections 5.1.1(a), (b) and (c) shall apply until the earliest of (1) the expiration or termination of [***], (2) on [***] each Program, for such[***] such Program, (3) on [***] each Program, the expiration of [***] such Program, or (4) on [***] does not [***] for a [***] within the applicable [***].

(ii) Notwithstanding the foregoing, [***] shall have the right to [***], and to [***] (other than [***]) [***], so long as the [***].

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(iii) Furthermore, notwithstanding anything to the contrary in this Article 5, [***] for which [***], but not to [***], in each case in the [***], provided that [***] has complied with its obligations to provide to [***].

(iv) For avoidance of doubt, the [***] in this Section 5.1.1 shall not apply to [***] B-cell maturation antigen (“BCMA”).

(e) Notwithstanding anything to the contrary herein, solely with respect to [***], or an [***] does not exercise an Option [***] for a [***] such a [***], or (ii) if [***] declines a BD Option for a [***], within an Eligible BD Program that was [***] for such Eligible BD Program in accordance with Article 2 (either (i) or (ii), a “[***]”), [***] shall both be [***] under this Article 5, [***] within the [***], as applicable, but [***]; provided that on or before the date that is [***] after the [***] occurs, [***] may, at its sole discretion, elect to [***], as applicable, [***], by providing [***] with written notice [***], and provided further that unless the parties mutually agree otherwise, [***] of such [***] period after such [***].

(f) For purposes of this Section 5.1.1, references to [***] shall not be deemed to refer to [***].

5.1.2. General [***] Covenants.

(a) Subject to Section 5.3, commencing upon the Effective Date [***], neither [***] may [***] with respect to [***] that are [***].

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(b) Commencing upon the Effective Date and continuing until [***], except as expressly permitted in this Agreement or any Development & Commercialization Agreement, or mutually agreed in writing by the Parties, neither [***] may [***] that are (i) [***], or (ii) any [***] (other than [***]), but only to the extent that (1)[***], and/or (ii) if [***]; it being understood and agreed that in no event: (A) [***]; or (B) will any divesture required by Antitrust Law be deemed a breach of this Section 5.1.2.

For purposes of this Article 5, the following definitions have the following meanings: “[***] Product” means a [***] Development Candidate [***]. For clarity, [***] is not a “[***] Product. “[***] Component” means any individual element of a Celgene Product ([***]); it being understood and agreed that such element is not [***] in and of itself. “[***] Reagent” means [***] Products, or are intended for such purposes ([***]). For clarity, [***] Reagents may include agents present within a [***] Product [***].

(c) The restrictions in this Section 5.1.2 shall apply until [***] (i) the expiration or termination of [***], (ii) on an [***] each Program, for such [***] Products, in each case [***] in the case of item (1) [***], as applicable, until the [***] Option Exercise Window (or if a [***] for which no [***] Option Exercise Window was applicable, then [***]) for any such [***] Development Candidate or [***] Product, or (iii) on [***] each Program, the expiration of the period set forth in [***] such Program.

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(d) Notwithstanding anything to the contrary herein, solely with respect to [***], (i) if [***] does not exercise an Option [***] for a [***] such a [***], or (ii) if [***] declines a BD Option for a [***], within an Eligible BD Program that was [***] for such Eligible BD Program in accordance with Article 2 (either (i) or (ii), a “[***]”), [***] shall both be [***] within the [***], as applicable, but [***]; provided that on or before the date that is [***] after the [***] occurs, [***], may, at its sole discretion, elect to [***], as applicable, [***], by providing [***] with written notice [***], and provided further that unless the Parties mutually agree otherwise, [***] of such [***] period after such [***].

5.1.3. During the Research Collaboration Term, [***]. Moreover, during the Research Collaboration Term, [***] shall not [***] with respect to a [***] or otherwise that would result in [***] to Develop or Commercialize [***], provided that the foregoing shall not apply [***] to BCMA.

5.1.4. Notwithstanding anything to the contrary in this Agreement, [***] and its Affiliates shall have the right at all times to make, use, sell, offer for sale and otherwise exploit any and all products, which, for clarity, [***], and provide any and all services, that are in development or being Commercialized by its Affiliate [***] as of the Effective Date, without any payment or other obligation to [***] under this Agreement.

5.2 Post-Option. Subject to Section 5.3, on a Program-by-Program basis, commencing upon the date upon which a Party exercises its Option or BD Option with respect to a Program, which thereby becomes a Designated Program or a BD Designated Program and continuing thereafter:

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5.2.1. for [***], for [***] such Program, neither Party nor its Affiliates shall, except as expressly permitted in this Agreement or any Development & Commercialization Agreement, or mutually agreed in writing by the Parties: (a) [***] for such Program, or any [***], (b) [***], or (c) [***]; and

5.2.2. for [***] such Designated Program, until the earliest of (i) [***], (ii) [***] Option Exercise Window for such [***], (iii) [***] following the [***], or (iv) [***] a Development & Commercialization Agreement following the exercise of an Option for such [***], neither Party nor its Affiliates shall, except as expressly permitted in this Agreement or any Development & Commercialization Agreement, or mutually agreed in writing by the Parties: (a) [***] such Program, or [***], in a manner that would [***] or the obligation of [***], as provided in Section 3.1.5, or (b) [***], provided that: (i) the foregoing in each of Sections 5.2.1 and 5.2.2 shall [***] following the exercise of an Option or BD Option for any Program, and (ii) notwithstanding the foregoing, for any [***] Program as applicable, and any [***] entered into by a Party [***], such Party and its Affiliates shall [***] that include (x) any[***] within such [***] such Program, or any [***], or (y) any [***] within such [***] such Program, or any [***], if, but only if, such [***] are included by such Party [***] for which Juno has an Option or BD Option, or as a Juno

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Program, [***] Program or BD Program for which Celgene has an Option or BD Option, as applicable, hereunder (subject to any applicable “hold separate” or divestitures required under Antitrust Laws).

5.3 Other Exceptions. Notwithstanding anything to the contrary contained herein, neither Party shall be deemed in breach of this Article 5 as follows:

5.3.1. Academic Collaborations. Notwithstanding the provisions of Section 5.1 and 5.2, each Party shall be permitted to perform any of the activities that would otherwise be prohibited under Section 5.1 or 5.2 in relation to a given Target, if such activities are (a) the subject of an existing agreement between such Party and an academic institution or academic collaborator entered into prior to the Effective Date, provided that such Party shall not be permitted to amend any such agreement unless such amendment contains provisions consistent with the terms and conditions of such agreement in effect as of the Effective Date with respect to (i) [***], or (b) the subject of a new agreement entered into between such Party and an academic institution or academic collaborator that contains terms and conditions with respect to the Academic Essential Provisions consistent with the terms and conditions of [***]; provided that if any [***] of an amendment described in (a) or an agreement described in (b) would not be [***] the agreements between such Party and an academic institution or academic collaborator entered into prior to the Effective Date, such Party [***].

5.3.2. Competitive Programs. Section 5.1 and 5.2 shall not apply if, during the [***], any Party or its Affiliates merges or consolidates with, or otherwise acquires, a Third Party that is then engaged in activities that would otherwise constitute a breach of this Article 5 by any Party or its Affiliates (a “Competitive Program”) or acquires by license or otherwise a Competitive Program from a Third Party; it being understood and agreed that, unless the Parties agree otherwise in writing, such Party that is engaged in a Competitive Program (the “Competitive Program Party”) shall, within [***] after the date of such merger, consolidation or acquisition, notify the other Party that it intends to either: (i) terminate, or cause its relevant Affiliate to terminate, the Competitive Program or (ii) divest, or cause its relevant Affiliate to divest, whether by license or otherwise, the Competitive Program. If the Competitive Program Party notifies the other Party within such[***] period that it intends to [***], such Competitive Program, the Competitive Program Party or its relevant Affiliate, shall (i) terminate such Competitive Program as quickly as possible, and in any event within [***] (unless applicable Law requires a longer termination period) after the Competitive Program Party delivers such notice to the other Party; and (ii) confirm to the other Party when such termination has been completed, and the Competitive Program Party’s

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continuation of the Competitive Program during such [***] (or, as required by applicable Law, longer) period shall not constitute a breach of the Competitive Program Party’s exclusivity obligations under Article 5. If the Competitive Program Party notifies the other Party within such [***] period that it intends to divest such Competitive Program, the Competitive Program Party or its relevant Affiliate shall use all reasonable efforts to effect such divestiture as quickly as possible, and in any event within [***] after the Competitive Program Party delivers such notice to the other Party, and shall confirm to the other Party when such divestiture has been completed. If the Competitive Program Party or its relevant Affiliate fails to complete such divestiture within such [***] period, but has used reasonable efforts to effect such divestiture within such [***] period, then, unless otherwise required by applicable Law, such [***] period shall be extended for such additional reasonable period thereafter as is necessary to enable such Competitive Program to be in fact divested, not to exceed an additional [***]; provided that such additional [***] period shall be extended for such period as is necessary to obtain any governmental or regulatory approvals required to complete such divestiture if the Competitive Program Party or its relevant Affiliate is using good faith efforts to obtain such approvals. The Competitive Program Party’s continuation of the Competitive Program during such divestiture period shall not constitute a breach of the Competitive Program Party’s exclusivity obligations under Article 5.

5.3.3. Certain Permitted Activities.

(a) The [***] shall not constitute a breach of Article 5. The [***] by either Party or its Affiliates and the performance by such Party or its Affiliates of any obligations thereunder shall not constitute a breach of Article 5; it being understood and agreed that [***] by either Party or any of its Affiliates shall be subject to Section 5.1 and Section 5.2.

(b) On a Program-by-Program basis, the restrictions set forth in Article 5 shall not be deemed to prevent either Party and its respective Affiliates from (a) fulfilling its obligations under this Agreement, or any Development & Commercialization Agreement with respect to such Program or any other Program and (b) engaging any subcontractors in accordance with Section 2.7 of this Agreement.

(c) On a Program-by-Program basis, if a Business Combination occurs with respect to either Party with a Third Party and the Third Party already is conducting or is planning to conduct activities that would cause a Party or an Affiliate to violate Article 5 (an “Acquirer Program”), then such Third Party [***]; provided, that (i) [***] in any Acquirer Program, (ii) [***] in any Acquirer Program, (iii) [***] in any such Acquirer Program, and (iv) [***]

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[***] to such Acquirer Program, including by [***] the activities under this Agreement, and the activities covered under such Acquirer Program (except that this requirement shall not apply to [***] activities under such Acquirer Program).

5.3.4. Rights in China Territory. Notwithstanding anything to the contrary in this Article 5, Juno retains all rights to Develop, Manufacture and Commercialize [***] Cellular Therapy Products in the China Territory.

5.4 Clinical Combinations. Notwithstanding anything in the contrary in this Agreement, [***] shall, at all times, have the right to conduct clinical Development of [***] Products, alone or with Third Parties, in which the [***]’s regulatory filings for purposes of enabling both [***] and such Third Party to include the relevant use of [***] Products in combination with such other therapeutic product in the approved label for such [***] Products and such other therapeutic product, provided that [***] does not grant to such Third Party the right to sell, offer for sale and otherwise commercially exploit such [***] Products. Notwithstanding anything to the contrary in this Agreement, [***] shall, at all times, have the right to conduct clinical Development of [***] Products, alone or with Third Parties, in which the [***] Products are used in combination with other therapeutic products, and to grant to any such Third Parties the right to use and reference [***]’s regulatory filings for purposes of enabling both [***] and such Third Party to include the relevant use of [***] Products in combination with such other therapeutic product in the approved label for such [***] Products and such other therapeutic product, provided that [***] does not grant to such Third Party the right to sell, offer for sale and otherwise commercially exploit such [***] Products.

5.5 [***]. At any time beginning on the Effective Date until the expiration of the Term or the earlier termination of the Agreement pursuant to Article 11 (the “[***] Term”), [***] will have the [***] for each [***] that is subject to a Program for which [***] holds an unexercised and unexpired Option or a BD Option, or is subject to a Development & Commercialization Agreement (the “[***]”). Accordingly, [***] with any [***] shall notify [***] in writing [***] with a [***] for the purposes of [***], and [***] shall have [***] from the receipt of such notice (“Notice of Interest Period”) to provide [***] written notice (“Notice of Interest”) that it [***] with [***] regarding a [***]. If [***] gives a timely Notice of Interest, then the Parties shall [***] for a period of[***] (“Negotiation Period”).If [***] (i) gives notice that it [***], (ii) fails to give a timely Notice of Interest, or (iii) gives a timely Notice of Interest but [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] prior to the expiration of the Negotiation Period, then [***] shall expire (the “[***] Expiration”) and [***] shall be [***] under this Agreement with respect thereto, to [***] with any Third Party. Notwithstanding the foregoing, [***] may [***] without complying with this Section 5.5 for a period of [***].

As used in this Section 5.5, “[***]” means any [***] pursuant to which [***] intends to [***] with respect to the [***]; provided, however, that a [***] shall not include a [***].

ARTICLE 6

FINANCIAL TERMS

6.1 Upfront Payment. In consideration for the rights granted to Celgene under this Agreement, within [***] after the Effective Date, Celgene will make a total upfront payment to Juno of one hundred fifty million one hundred ninety six thousand five hundred and four U.S. Dollars ($150,196,504) in cash.

6.2 Research Expenses. As between the Parties, except as expressly set forth herein or otherwise agreed by the Parties, on a Program-by-Program basis until the exercise of the Option for a specific Program, (a) Juno shall be solely responsible for any and all costs and expenses it incurs in connection with the conduct of research and Development activities for Juno Programs, and (b) Celgene shall be solely responsible for any and all costs and expenses it incurs in connection with the conduct of research and Development activities for Celgene Programs.

6.3 Option Exercise Payments for Certain Programs.

6.3.1. CD19 Program. If Celgene exercises the Option for the CD19 Program, pursuant to Section 3.1.3, Celgene shall, within [***] after delivery of the Celgene Option Exercise Notice pay to Juno a one-time Option exercise fee in an amount equal to [***] if the Option Exercise Notice for the CD19 Program is delivered on or before the date which is [***] after the Original Execution Date, or [***] if the Option Exercise Notice is delivered thereafter. For the avoidance of doubt, if Celgene exercises its option for [***] with respect to the CD19 Program after a payment has been made pursuant to this Section 6.3.1, no additional payment shall be required under this Section 6.3.1 in connection with such exercise.

6.3.2. CD22 Program. If Celgene exercises the Option for the CD22 Program, pursuant to Section 3.1.3, Celgene shall, within [***] after delivery of the Celgene Option Exercise Notice, pay to Juno a one-time Option exercise fee in an amount equal

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to [***] if the Option Exercise Notice for the CD22 Program is delivered [***] for the CD22 Program, or [***] if the Option Exercise Notice is delivered thereafter. For the avoidance of doubt, if Celgene exercises its option for [***] with respect to the CD22 Program after a payment has been made pursuant to this Section 6.3.2, no additional payment shall be required under this Section 6.3.2 in connection with such exercise.

6.4 Designation Payments.

6.4.1. Designation Payment. With respect to all other Programs other than (a) the CD19 Program, (b) the CD22 Program (c) any [***] Program (which shall be subject to Section 6.5.3), or (d) any Eligible BD Program for which a Party delivers a BD Option Exercise Notice (which shall be subject to Section 2.2.1(c)), within [***] following the exercise of the Option by a Designating Party for each such Program pursuant to Section 3.1.3(b) or 3.1.3(c) the Designating Party shall pay to the Offering Party a designation payment (the “Designation Payment”) equal to [***] the Offering Party in [***] such Program, and in [***], prior to the exercise of the Option for such Program. The Designation Payment for each Program for which an Option is exercised shall be calculated [***] in accordance with the remainder of this Section 6.4, as the Designating Party shall elect in writing at the time it exercises the relevant Option. Notwithstanding the foregoing, neither Party shall be entitled to be reimbursed more than once for any elements of [***] for which such Party has previously been reimbursed.

6.4.2. Calculation of Designation Payment.

(a) The Designation Payment shall be equal to the [***] the Offering Party prior to the exercise of the Option in relation to [***] each Designated Program (other than the CD19 Program and the CD22 Program) multiplied by the Designation Percentage set forth in Table 1 below. The Designation Percentage shall be determined on a [***] by (i) for [***] such Designated Program, the percentage associated with [***] that resulted in the delivery of the Juno Option Exercise Notice, the Celgene Option Exercise Notice, or the [***] Option Exercise Notice, during the relevant Option Exercise Window, as applicable, pursuant to Section 3.1.3 (for any Juno Program or Celgene Program), or Section 3.1.5 (for any [***] Program), as set forth in Table 1 below, and (ii) for [***] such Designated Program, applying the percentage associated with the Data Package Trigger Event that [***], as set forth in Table 1 below, provided that if [***] in such [***] at the time of exercise of the Option, the Designation Percentage for [***] shall apply:

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Table 1: Calculation of Designation Payment.

Data Package Trigger Event	Juno Program (other than CD19 and CD22) Designation Percentage	Celgene Program Designation Percentage
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(b) Notwithstanding the foregoing:

(i) for any Option exercised by a Designating Party following the [***], the Designation Payment shall be calculated by multiplying the Designation Percentage for [***] the date of delivery of the Option Exercise Notice for such Program;

(ii) for any Option exercised for (A) any [***] Program that was (1) an [***] BD Program (as specified [***]) or (2) a [***] Program or a [***] Program (each as specified in Section [***]), or (B) any [***] Program that was (1) an [***] BD Program (as specified in Section [***]), or (2) a [***] Program (as specified in Section [***], the [***] such Program shall be deemed to be a component of [***], and for purposes of calculating the amounts due with respect thereto pursuant to the table above, such [***] shall be included in the calculation of the Designation Payment by [***]; and

(iii) for any Option exercised by a Party in relation to [***] Program offered by the other Party pursuant to Section 3.1.5(a), the Designation Payment shall be calculated by [***] as of the date of delivery of the Option Exercise Notice for such Program by the Designation Percentage that [***], or, in the case of any [***] Program for which the [***]. By way of example with respect to this subsection (iii), if the [***] Program is made available by [***], but during the conduct of [***] with respect to such [***] Internal Program, then the Designation Percentage shall be that applicable to [***] Data Package, or [***];

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provided that [***] the Designation Payment for any Program falling within subsection (ii) above [***], then the Parties shall negotiate an appropriate allocation of the [***] for such Program for a period of [***]. Such [***], as of the [***], and not [***]. In the event the Parties do not agree upon the [***] period, then the Parties shall [***]. The [***]. The Party seeking to exercise its Option for such [***] BD Program, [***] Program and/or [***] BD Program, as applicable, shall notify the other Party in writing within [***] following [***], whether such Party wishes to exercise its Option for such Program. For clarity, such Party shall have no obligation to proceed to exercise its Option under Sections 3.1.3 or 3.1.5 with respect to any Program falling within subsection (ii) above [***].

6.5 Designation Payment Structure. In the Juno Option Exercise Notice, Celgene Option Exercise Notice or [***] for a Program (as applicable), the Party exercising its Option for such Program shall also elect a structure for the payment to the other Party of the Designation Payment, from one of the two options set forth in Sections 6.5.1 and 6.5.2 below:

6.5.1. Designation Payment Structure A

(i) The Party exercising its Option for such Program shall pay to the Party offering such Program, within [***] following the delivery of the Celgene Option Exercise Notice, the Juno Option Exercise Notice, [***] as applicable, for such Program, an amount equal to the Designation Payment calculated in accordance with Section 6.4.2; and

(ii) Following the exercise of the Option for such Program, each Party would bear its share of all Post Option Costs incurred in connection with activities performed under the Development Plan for such Program following the exercise of the Option for such Program, in accordance with the relevant Development & Commercialization Agreement.

6.5.2. Designation Payment Structure B

(i) Alternatively, except with respect to an Option exercised for a Juno Program or [***] Program for which the Parties are required to

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enter into a License Agreement, the Party exercising its Option for such Program may [***], but in lieu of the paying Party’s bearing its allocated share of Post Option Costs under such Program following the exercise of the applicable Option pursuant to the relevant Development & Commercialization Agreement that such Party would otherwise bear, such Party would [***] pursuant to the applicable Development & Commercialization Agreement for such Program following the exercise of the Option, [***] for which such Party would have been responsible for bearing under the Profit & Loss Share pursuant to the applicable Development & Commercialization Agreement [***]; and

(ii) Following the payment in full of the Designation Payment under this Designation Payment Structure B, each Party would bear its share of all Post Option Costs incurred in connection with activities performed under the Development Plan for such Program, in accordance with the relevant Development & Commercialization Agreement.

6.5.3. [***] BD Opt-In Payment. Within [***] following a Party’s delivery of an [***] Option Exercise Notice with respect to any [***] BD Program, the Party exercising the Option shall pay to the other Party a lump sum payment equal to [***] incurred by the Offering Party in relation to such [***] BD Program prior to such date (the “[***] BD Opt-In Payment”), [***]. [***], if [***] included in the calculation of the [***] BD Opt-In Payment include any [***] then the Parties shall [***] BD Program for a period of [***]. In the event the Parties [***] as promptly as practicable [***]. The Party seeking to exercise its Option for such [***] BD Program shall notify the other Party in writing within [***] following [***], whether such Party wishes to exercise its Option for such [***] BD Program. For clarity, such Party shall have no obligation to proceed to exercise its Option with respect to any [***] BD Program for which [***].

6.6 Additional Payment Terms.

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6.6.1. Accounting. All payments hereunder shall be made in the United States in U.S. Dollars by wire transfer to a bank in the U.S. designated in writing by Juno.

6.6.2. Late Payments. Any payments or portions thereof due hereunder that are not paid on the date such payments are due under this Agreement shall bear interest at an annual rate equal to the lesser of: (a) [***], or any successor thereto, at 12:01 a.m. on the first day of each Calendar Quarter in which such payments are overdue or (b) the maximum rate permitted by applicable Law; in each case calculated on the number of days such payment is delinquent, compounded monthly.

6.6.3. No Multiple Payments. The Parties understand and agree that (a) in calculating [***] for the purpose of calculating the Designation Payment, costs and expenses that have been previously paid by the Party making such Designation Payment shall not be included in the calculation of any subsequent Designation Payment made by such Party, and (b) there shall be only one royalty payment due pursuant to the License Agreement with respect to the sale of any given unit of a Product.

6.7 Tax Withholding.

6.7.1. Tax Withholding.

(a) Each Party shall be entitled to deduct and withhold from any amounts payable under this Agreement or any License Agreement such taxes as are required to be deducted or withheld therefrom under any provision of applicable Law. The Party that is required to make such withholding (the “Paying Party”) will: (i) deduct those taxes from such payment, (ii) timely remit the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of tax payment to the recipient Party (the “Payee Party”) on a timely basis following that tax payment; provided, however, that before making any such deduction or withholding, the Paying Party shall give the Payee Party notice of the intention to make such deduction or withholding (such notice, which shall include the authority, basis and method of calculation for the proposed deduction or withholding, shall be given at least a reasonable period of time before such deduction or withholding is required, in order for such Payee Party to obtain reduction of or relief from such deduction or withholding). Each Party agrees to cooperate with the other Parties in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect to ensure that any amounts required to be withheld pursuant to this Section 6.7.1 are reduced in amount to the fullest extent permitted by applicable Laws. In addition, the Parties shall cooperate in accordance with applicable Laws to minimize [***] in connection with this Agreement or a License Agreement, as applicable.

(b) The Parties acknowledge and agree that [***] (and its Affiliates) will not, absent a change in Law or relevant circumstance between the date of this Agreement and the Effective Date, deduct or withhold from the amounts payable pursuant to Section 6.1 any amount in respect of any taxes provided that [***] provides [***] with a properly completed and duly executed IRS Form W-9.

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(c) In the event that a liability is imposed by a taxing authority upon [***] in respect of a failure to withhold on an amount payable pursuant to Section 6.7.1(b) (except to the extent that, if [***] had withheld on such amounts, it would have been required to gross-up with respect to such amounts under Section 6.7.2), then [***] shall indemnify and hold harmless [***] from any and all liabilities, claims and losses with respect to such failure to withhold, provided that (i) [***] shall notify [***] promptly upon the receipt of any claim from a taxing authority which might give rise to an indemnification under this Section 6.7.1(c) (although [***] delay in promptly notifying [***] shall only reduce [***]’s liability to indemnify [***] to the extent that [***] is prejudiced by such delay); (ii) [***] shall be entitled to participate, at its own expense, and with counsel of its choosing, in the defense of any claim which may give rise to liability under this Section; and (iii) [***] may not settle any liability with a Taxing Authority, to the extent such settlement would create a liability for [***] under this Section 6.7.1(c) without the prior written consent of [***], which consent will not be unreasonably withheld, conditioned or delayed.

6.7.2. Tax [***]. Notwithstanding the foregoing, if (a) any Party [***], (b) as a result of [***], such Party [***], and (c) [***] (i) [***] or (ii) [***]. To the extent [***]. The foregoing sentence shall not [***].

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Furthermore, [***]. Solely for purposes of this Section 6.7.2, (A) [***] and (B) [***].

6.7.3. Tax Documentation. Each Party has provided a properly completed and duly executed IRS Form W-9 or applicable Form W-8 to the other Parties. Each Party and any other recipient of payments under this Agreement shall provide to the other Party, at the time or times reasonably requested by such other Parties or as required by applicable Law, such properly completed and duly executed documentation (for example, IRS Forms W-8 or W-9) as will permit payments made under this Agreement to be made without, or at a reduced rate of, withholding for taxes.

6.7.4. Withholding Indemnity. In the event that a liability is imposed by a taxing authority upon a Paying Party in respect of a failure to withhold U.S. federal withholding tax (for which tax no additional amounts are or would have been required to be paid by the Paying Party under Section 6.7.2) in respect of any payment or deemed payment to a non-U.S. Payee Party under this Agreement or any License Agreement, such non-U.S. Payee Party shall indemnify and hold the Paying Party harmless from any and all liabilities, claims and losses with respect to such failure to withhold U.S. federal withholding taxes, provided that such non-U.S. Payee Party shall be entitled to the same notification, participation, consent and other rights afforded Juno under clauses (i) through (iii) of Section 6.7.1(c).

6.7.5. Cooperation. Celgene and Juno shall use commercially reasonable efforts to cooperate with each other to minimize any adverse tax consequences that may arise with regard to the transactions contemplated by this Agreement and related agreements, including furnishing to the other Party, as promptly as practicable, information regarding a non-U.S. Affiliate’s tax profile and operating activities as is reasonably requested by the other Party.

ARTICLE 7

INTELLECTUAL PROPERTY

7.1 Licenses.

7.1.1. License to Celgene.

(a) On a Program-by-Program basis, commencing on the Effective Date and extending until expiration of the applicable Option Term, subject to the terms and on the conditions set forth in this Agreement, Juno hereby grants and shall cause (within [***] after the Effective Date) its Affiliates to grant to Celgene (i) a non-exclusive, worldwide, royalty-free right and license, with the right to grant sublicenses (subject to Section 7.1.4(a)), under the Juno IP (including any Collaboration IP solely owned by Juno and/or its Affiliates) and Juno’s and its Affiliates’ interest in the Joint Collaboration IP, solely to permit Celgene to conduct its

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activities or perform its responsibilities with respect to each Program that is subject to a Juno Option, a BD Option exercisable by Juno or an Option exercisable by Juno under Section 3.1.5, and (ii) a non-exclusive, worldwide, royalty-free right and license, with the right to grant sublicenses [***] (subject to Section 7.1.4(a)), under Patents and Know-How Controlled by Juno and/or its Affiliates Covering or claiming the [***], solely to permit Celgene to conduct its activities or perform its responsibilities with respect to each Program that is subject to a Juno Option, a BD Option exercisable by Juno, or an Option exercisable by Juno under Section 3.1.5.

(b) Subject to the terms and on the conditions set forth in this Agreement, Juno hereby grants and shall cause (within [***] after the Effective Date) its Affiliates to grant to Celgene a non-exclusive, irrevocable, perpetual, worldwide, royalty-free license (with the right to sublicenses solely as provided in Section 7.1.4(a)), under any [***] Patents [***], to make, have made, use, sell, offer for sale, import and otherwise exploit any and all products and services (except that this license shall not include any right to make or have made [***]). For the avoidance of doubt, [***]. During the term of this Agreement, [***]. This [***]. For the purposes of this Section 7.1.1(b), “[***].

(c) Subject to the terms and on the conditions set forth in this Agreement, Juno hereby grants and shall cause (within [***] after the Effective Date) its Affiliates to grant to Celgene a non-exclusive, irrevocable, perpetual, worldwide, royalty-free license, with the right to sublicense [***], under [***]. If Juno or any of its Affiliates has [***].

7.1.2. License to Juno.

(a) On a Program-by-Program basis, commencing on the Effective Date and extending until expiration of the applicable Option Term subject to the terms and on the conditions set forth in this Agreement, Celgene hereby grants and shall cause (within [***] after the Effective Date) its Affiliates to grant to Juno (i) a non-exclusive, worldwide, royalty-free right and license, with the right to grant sublicenses (subject to Section 7.1.4(b)), under the Celgene IP (including any Collaboration IP solely owned by Celgene and/or its

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Affiliates) and Celgene’s and its Affiliates’ interest in the Joint Collaboration IP, solely to permit Juno to conduct its activities or perform its responsibilities with respect to each Program that is subject to a Celgene Option, a BD Option exercisable by Celgene or an Option exercisable by Celgene under Section 3.1.5, and (ii) a non-exclusive, worldwide, royalty-free right and license, with the right to grant sublicenses [***] (subject to Section 7.1.4(b)), under Patents and Know-How Controlled by Celgene and/or its Affiliates Covering or claiming the [***], solely to permit Juno to conduct its activities or perform its responsibilities with respect to each Program that is subject to a Celgene Option, a BD Option exercisable by Celgene or an Option exercisable by Celgene under Section 3.1.5.

(b) Subject to the terms and on the conditions set forth in this Agreement, Celgene hereby grants and shall cause (within [***] after the Effective Date) its Affiliates to grant to Juno a non-exclusive, royalty-free right and license, with the right to grant sublicenses [***], under any Collaboration IP solely owned by Celgene and/or its Affiliates and Celgene’s and/or its Affiliates’ interest in the Joint Collaboration IP, to make, have made, use, sell, offer for sale, import and otherwise exploit Cellular Therapy Development Candidates, Cellular Therapy Products, and Cellular Therapy Regulatory Compounds for use therewith, in the Field in the China Territory. The Parties [***]. If the Parties agree that [***].

(c) Subject to the terms and on the conditions set forth in this Agreement, Celgene hereby grants and shall cause (within [***] after the Effective Date) its Affiliates to grant to Juno a non-exclusive, irrevocable, perpetual, worldwide, royalty-free license (with the right to sublicense [***]), under any [***] Patents [***], to make, have made, use, sell, offer for sale, import and otherwise exploit any and all products and services ([***]). During the term of this Agreement, [***]. This [***]. For the purposes of this Section 7.1.2(c), [***].

(d) Subject to the terms and on the conditions set forth in this Agreement, Celgene hereby grants and shall cause (within [***] after the Effective Date) its Affiliates to grant to Juno an exclusive license (subject only to the extent set forth below in this Section 7.1.2(d)), with the right to sublicense [***], under [***]

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[***]. If Celgene or any of its Affiliates has [***]. Notwithstanding the foregoing, Celgene [***]; and (ii) to grant non-exclusive licenses to Third Party subcontractors engaged by Celgene in accordance with Section 2.7, provided that [***].

(e) Subject to the terms and on the conditions set forth in this Agreement, Celgene hereby grants and shall cause (within [***] after the Effective Date) its Affiliates to grant to Juno a nonexclusive license (with the right to sublicense through multiple tiers), under [***]. If Celgene or any of its Affiliates has [***].

7.1.3. Additional Licenses. Each Development & Commercialization Agreement will specify additional licenses granted by each Party to the other Party for the research, Development, Manufacture and/or Commercialization of [***] Agents [***] for the Programs that are subject to such agreements that are within [***] for such Programs.

7.1.4. Sublicenses.

(a) Celgene shall have the right to grant sublicenses under the rights granted to it under Section 7.1.1(a)(i) [***], and under Sections 7.1.1(a)(ii) and 7.1.1(b), [***], provided that the foregoing restrictions on [***] shall terminate upon the expiration or termination of the Research Collaboration Term.

(b) Juno shall have the right to grant sublicenses under the rights granted to it under Sections 7.1.2(a)(i) [***], and under Section 7.1.2(a)(ii) [***].

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(c) Each sublicense granted by either Party under Section 7.1.4(a) or 7.1.4(b) shall be subject to and consistent with the terms and conditions of this Agreement.

7.1.5. Rights Retained by the Parties. For purposes of clarity, each Party retains all rights under Know-How and Patents Controlled by such Party not expressly granted to the other Party pursuant to this Agreement.

7.1.6. No Implied Licenses. Except as explicitly set forth in this Agreement, neither Party shall be deemed by estoppel, implication or otherwise to have granted the other Party any license or other right to any intellectual property of such Party.

7.1.7. Section 365(n) of the Bankruptcy Code. All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined in Section 101 of such Code. Each Party, as licensee, may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, if a Party elects to retain its rights as a licensee under any Bankruptcy Code, such Party shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology. Such embodiments of the technology shall be delivered to the licensee Party not later than: (a) the commencement of bankruptcy proceedings against the licensor, upon written request, unless the licensor elects to perform its obligations under the Agreement, or (b) if not delivered under clause (a), upon the rejection of this Agreement by or on behalf of the licensor, upon written request. Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this Agreement for purposes of Section 365(n) of the Bankruptcy Code. As used herein, “Bankruptcy Code” means the U.S. Bankruptcy Code and any foreign equivalent thereto in any country having jurisdiction over a Party or its assets.

7.2 Ownership.

7.2.1. Inventions. Inventorship of Inventions shall be determined by application of U.S. patent law pertaining to inventorship.

7.2.2. Background IP. As between the Parties, Celgene will retain all right, title and interest in and to the Celgene Background IP and Juno will retain all right, title and interest in and to the Juno Background IP, except, in each case, to the extent that any such rights are expressly licensed by one Party to the other Party under this Agreement or any Development & Commercialization Agreement.

7.2.3. General. As between the Parties, and except as otherwise provided in Sections 7.2.4 and 7.2.5: (a) each Party shall solely own all Inventions and intellectual property rights therein that are Collaboration IP designed, discovered, generated, invented or conceived by or on behalf of such Party and/or its Affiliates, whether solely or jointly with any Third Party, but not jointly by or on behalf of the other Party or such other Party’s respective Affiliates and (b) both Parties shall jointly own all Inventions and intellectual property rights therein that are designed, discovered, generated, invented or conceived jointly by or on behalf of both Parties and/or their respective Affiliates (“Joint Collaboration IP”), such that, as between the Parties

(including any respective Affiliates), each Party and/or its respective Affiliates has an undivided joint interest in such Joint Collaboration IP, and subject to Section 7.1.4 and subject to any assignment of rights or licenses granted by one Party and/or its Affiliates to the other Party and/or its Affiliates under this Agreement or any Development & Commercialization Agreement, shall have no duty of accounting to the other Party and/or its Affiliates and no requirement to obtain consent from the other Party and/or its Affiliates in connection with any licenses granted by either Party and/or its Affiliates to Third Parties with respect to such Joint Collaboration IP or the enforcement of such Joint Collaboration IP.

7.2.4. Assignment to Juno. Notwithstanding Section 7.2.3, Celgene shall assign, and shall cause (within [***] after the Effective Date) its Affiliates to assign, and hereby assigns to Juno, effective upon issuance, all of Celgene’s interest in any [***] and in any [***], if either: (a) the Parties have agreed, in any Collaboration Material Transfer Agreement, that Celgene will assign its interest, or (b) [***]. For clarity, unless otherwise agreed or provided in this Section 7.2, in no event shall Celgene or its Affiliates be required to assign to Juno a Patent [***].

7.2.5. Assignment to Celgene. Notwithstanding Section 7.2.3, Juno shall assign, and shall cause (within [***] after the Effective Date) its Affiliates to assign, and hereby assigns to Celgene, effective upon issuance, all of Juno’s interest in any [***] and in any [***], if either (a) the Parties have agreed, in any Collaboration Material Transfer Agreement, that Juno will assign its interest, or (b) [***]: (A) are [***] and (B) are [***], and (ii) any [***]. For the purposes of this Section 7.2.5, a [***]. For clarity, unless otherwise agreed or provided in this Section 7.2, in no event shall Juno or its Affiliates be required to assign to Celgene [***].

7.2.6. Other Assignments; Dispute Resolutions as to Assignments. The Patent Committee may recommend to the JSC assignment of Patents within any [***] Patents, [***] Patents and Joint Collaboration IP that is not otherwise assigned by

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one Party to the other Party pursuant to Sections 7.2.4 or 7.2.5. If the Parties are unable to agree whether the criteria set out in Sections 7.2.4 or 7.2.5 for assignment of Patents by one Party to the other Party has been met, such matter shall be referred to the JSC for resolution pursuant to the process set forth in Section 4.2.5. Notwithstanding anything to the contrary in Section 4.2.5, if following escalation, the Parties’ respective Executive Officers are unable to resolve the matter within [***] or such longer timeframe as the Executive Officers may agree upon, then the matter in dispute shall be referred for resolution pursuant to Section 12.8.2(b).

7.2.7. Cooperation. For any Invention which, in accordance with Section 7.2, is to be assigned by one Party (the “Assignor Party”) to the other Party (“Assignee Party”), the Assignor Party shall (i) cause its Affiliates, employees, consultants, sublicensees (and Sublicensees), agents, and/or independent contractors to disclose to such Assignor Party, the design, discovery, generation, invention or conception of any such Invention, (ii) promptly disclose such design, discovery, generation, invention, or conception of any such Invention to the Assignee Party, (iii) cause such Affiliates, employees, consultants, sublicensees (and Sublicensees), agents, and independent contractors to assign to such Assignor Party, such person’s or entity’s right, title and interest in and to any such Inventions, and intellectual property rights therein, as is necessary to enable such Assignor Party to fully assign the ownership of such Inventions, and intellectual property rights therein, as provided for in Sections 7.2.3, 7.2.4 and 7.2.5 (as relevant), and (iv) effect assignment of such Assignor Party’s full rights, title, and interest, in and to such Inventions, and intellectual property rights therein, to the Assignee Party. Each Party shall also include provisions in its relevant agreements with Third Parties performing activities on its behalf pursuant to this Agreement and any Development & Commercialization Agreement, that effect the intent of this Section 7.2. Each Party agrees to provide reasonable cooperation to the other Party, and shall cause its Affiliates, employees, consultants, sublicensees, agents, and independent contractors to cooperate with the other Party and take all reasonable additional actions and execute such agreements, instruments and documents as may be reasonably required to perfect such other Party’s right, title and interest in and to Inventions, and intellectual property rights therein, as set forth in this Section 7.2, including by executing and delivering all documents reasonably required to evidence or record any assignment pursuant to this Agreement or any Development & Commercialization Agreement.

7.2.8. Allocation. Notwithstanding Sections 7.2.1 through 7.2.5, inclusive, and subject to Section 7.2.6, the Patent Committee [***]. Any such proposal by the Patent Committee shall not be effective unless and until the Parties mutually agree in writing to such allocation.

7.3 Prosecution and Maintenance of Patents.

7.3.1. Patents Owned by One Party. Except as otherwise provided by this Article 7 or mutually agreed in writing between the Parties, each Party (as between such Party and the other Party) shall have the first right (but not the obligation) to Prosecute and Maintain, in the Territory, all Patents that are solely owned or Controlled (other than by way of this Agreement)

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by such Party and/or its Affiliates. Subject to Sections 7.7 and 7.8, as between the Parties, (a) Juno shall have the first right (but not the obligation) to Prosecute and Maintain in the Territory Juno Patents, and (b) Celgene shall have the first right (but not the obligation) to Prosecute and Maintain in the Territory Celgene Patents. As between the Parties, (a) Juno shall have the sole right (but not the obligation) to Prosecute and Maintain in the Territory all Patents Covering the [***], and (b) Celgene shall have the sole right (but not the obligation) to Prosecute and Maintain in the Territory all Patents Covering the [***].

7.3.2. Joint Collaboration Patents.

(a) Subject to Section 7.3.2(b), as between the Parties, the Patent Committee shall determine which Party shall have the first right (but not the obligation) to Prosecute and Maintain the Patents within the Joint Collaboration IP (“Joint Collaboration Patents”), based on [***]. The Party selected to have the right to Prosecute and Maintain such a Joint Collaboration Patent shall be the “Selected Party.”

(b) Notwithstanding the foregoing in Section 7.3.2(a), except as otherwise provided or mutually agreed by the Parties, (i) [***] shall have the right (but not the obligation) to Prosecute and Maintain [***], and (ii) [***] shall have the right (but not the obligation) to Prosecute and Maintain [***] Patents [***].

7.3.3. Other Allocation of Prosecution and Maintenance Rights. The Patent Committee may recommend that the right to Prosecute and Maintain a [***] Patent, a [***] Patent, or a Joint Collaboration Patent in a manner other than as provided under Section 7.3.2(a) and 7.3.2(b), such recommendation to take effect only upon mutual agreement by the Parties. To the extent that a Patent application to be filed after the Original Execution Date comprises subject matter [***] without the mutual agreement of the Parties. If [***].

7.3.4. Communication and Cooperation.

(a) Juno shall (i) keep Celgene informed as to material developments with respect to the Prosecution and Maintenance of Patents for which Juno controls Prosecution and Maintenance, [***], including by providing copies of all

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substantive office actions or any other substantive documents in connection with such Patents that Juno receives from any patent office, including notice of all interferences, reissues, oppositions or requests for patent term extensions, and (ii) provide Celgene with a reasonable opportunity to comment substantively on the Prosecution and Maintenance of such Patents, prior to taking material actions (including the filing of initial applications), and will in good faith consider any comments made by and actions recommended by Celgene, provided however that Celgene does so promptly and consistently with any applicable filing deadlines. Juno shall not be required under this Agreement to inform, provide information on or an opportunity to comment to Celgene with respect to [***].

(b) Celgene shall (i) keep Juno informed as to material developments with respect to the Prosecution and Maintenance of Patents for which Celgene controls Prosecution & Maintenance, [***] including by providing copies of all substantive office actions or any other substantive documents in connection with such Patents that Juno receives from any patent office, including notice of all interferences, reissues, oppositions or requests for patent term extensions, and (ii) provide Juno with a reasonable opportunity to comment substantively on the Prosecution and Maintenance of such Patents, prior to taking material actions (including the filing of initial applications), and will in good faith consider any comments made by and actions recommended by Juno, provided however that Juno does so promptly and consistently with any applicable filing deadlines. Celgene shall not be required under this Agreement to inform, provide information on or an opportunity to comment to Juno with respect to any [***].

7.3.5. Back-Up Right.

(a) If Juno decides not to file (or intends to allow to become abandoned without first filing a continuing or substitute Patent) a Juno Patent or Collaboration Patent (other than a [***]) that Juno has the right to Prosecute and Maintain and that [***], Juno shall notify and consult with Celgene of such decision or intention at least [***] prior to the date of a public disclosure, filing deadline, or other event after which patentability of the subject matter could be substantially impaired, or after which such Patent shall become abandoned. Celgene shall thereupon have the right (but not the obligation) to assume the Prosecution and Maintenance thereof at Celgene’s expense with counsel of its choice.

(b) If Celgene decides not to file (or intends to allow to become abandoned without first filing a continuing or substitute Patent) a Celgene Patent or Collaboration Patent (other than a [***]) that Celgene has the right to Prosecute and Maintain and that [***]

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[***], Celgene shall notify and consult with Juno of such decision or intention at least [***] prior to the date of a public disclosure, filing deadline, or other event after which patentability of the subject matter could be substantially impaired, or after which such Patent shall become abandoned. Juno shall thereupon have the right (but not the obligation) to assume the Prosecution and Maintenance thereof at Juno’s expense with counsel of its choice.

7.3.6. New Applications. For any subject matter to which a Patent has not yet [***], the Party having the right to Prosecute and Maintain Patents directed to such subject matter pursuant to Section 7.3.1(a) (unless such Party has elected not to exercise such right, pursuant to Section 7.3.5) shall, where possible, file new patent applications (each, a “New Prosecution Patent”) on such subject matter and shall Prosecute and Maintain Patents with respect to such New Prosecution Patents in every country or jurisdiction listed in Schedule 7.3.6(c) (the “Core Countries”), within the period of time permitted for effecting such filing in each respective Core Country. If the other Party wishes to Prosecute and Maintain such Patent in countries other than the Core Countries, it may [***] the Party [***]. Following such Party’s [***], such Party [***] such Patent [***], and [***] shall [***] in connection with the Prosecution and Maintenance [***].

7.3.7. Prosecution and Maintenance of Third Party Patents.

(a) Notwithstanding Section 7.3.1, Celgene acknowledges that the counterparties to the Juno Upstream Agreements may have the first right to prosecute and maintain the Patents licensed to Juno pursuant to such Juno Upstream Agreements (the “Juno Upstream Agreement Patents”). If such counterparty decides to refrain from or to cease prosecuting or maintaining the Juno Upstream Agreement Patents, then under the relevant Juno Upstream Agreement, Juno may have the right to continue such prosecution or maintenance. If Juno continues such activities, then Juno shall proceed as provided in this Section 7.3 with respect to the Juno Upstream Agreement Patents, subject to any obligations of Juno to any Third Party licensees with respect to the Juno Upstream Agreement Patents; provided that Celgene agrees and acknowledges that Juno may be obligated to provide to such counterparty any and all draft filings and applications for the Juno Upstream Agreement Patents, as well as responses to patent authorities in connection therewith, before filing such items, for review and comment by such counterparty.

(b) Notwithstanding Section 7.3.1, Juno acknowledges that the counterparties to the Celgene Upstream Agreements may have the first right to prosecute and maintain the Patents licensed to Celgene pursuant to such Celgene Upstream Agreements (the “Celgene Upstream Agreement Patents”). If such counterparty decides to refrain from or to cease prosecuting or maintaining the Celgene Upstream Agreement Patents, then under the relevant Celgene Upstream Agreement, Celgene may have the right to continue such prosecution or maintenance. If Celgene continues such activities, then Celgene shall proceed as provided in this

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Section 7.3 with respect to the Celgene Upstream Agreement Patents, subject to any obligations of Celgene to any Third Party licensees with respect to the Celgene Upstream Agreement Patents; provided that Juno agrees and acknowledges that Celgene may be obligated to provide to such counterparty any and all draft filings and applications for the Celgene Upstream Agreement Patents, as well as responses to patent authorities in connection therewith, before filing such items, for review and comment by such counterparty.

7.3.8. Cooperation in Prosecution and Maintenance.

(a) Each Party agrees to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), [***], and shall assist in any license registration processes with applicable Governmental Authorities that may be available for the protection of a Party’s interests in this Agreement or any Development & Commercialization Agreement. In the event of any termination of a Party’s license rights under this Agreement or any Development & Commercialization Agreement, the Party with a license registration related to such terminated license rights shall promptly cooperate with any request by the other Party to terminate any such registration relating to the terminated license rights.

(b) The Parties shall reasonably cooperate with one another, through the Patent Committee and their respective Patent Liaisons, to file and prosecute the Patents, for which either Party is responsible for Prosecution and Maintenance pursuant to this Section 7.3. At either Party’s reasonable request, the Parties shall reasonably cooperate with one another to file and prosecute continuing or divisional Patent applications with respect to Juno Patents, Joint Collaboration Patents and Celgene Patents, in each case that are [***], or [***].

7.3.9. Costs of Prosecution and Maintenance. Each Party shall be responsible for all costs and expenses associated with its Prosecution and Maintenance activities under Section 7.3 with respect to Patents for which it is responsible pursuant to Sections 7.3.1 or 7.3.2, as applicable, except that the Parties shall share equally all costs and expenses of Prosecuting and Maintaining Joint Collaboration Patents.

7.4 Defense of Claims Brought by Third Parties. If a Party becomes aware of any actual or potential claim that the research, Development, Manufacture or Commercialization of any [***] being researched, Developed, Manufactured or Commercialized pursuant to this Agreement (and that is the subject of a Juno Option, Celgene Option, a BD Option or an Option exercisable under Section 3.1.5) infringes or misappropriates the intellectual property rights of any Third Party, such Party shall [***]. Certain additional rights and obligations of the Parties with respect to any such claim will be set forth in the Development & Commercialization Agreement for such Program (in each case, if applicable).

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7.5 Enforcement of Patents Prior to Exercise of Option.

7.5.1. Notice. If any Party learns of an infringement or threatened infringement by a Third Party of any [***], by reason of the manufacture, use or sale of a [***], or product constituting, incorporating, comprising, made using or containing [***], or any such Patent is challenged in any action or proceeding relating to any [***] or product (including by way of any inter partes review proceedings or reexaminations, but excluding any oppositions, cancellations, interferences or reissue proceedings, which are addressed above under the rules for Prosecution and Maintenance), in each case that is the subject of a Juno Option, Celgene Option, a BD Option or an Option exercisable under Section 3.1.5, such Party shall [***] and shall [***] and following such [***].

7.5.2. Enforcement and Defense of Juno Patents. As between the Parties, unless otherwise explicitly provided under a Development & Commercialization Agreement [***], Juno shall have the sole right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to any infringement or Defense of any Juno Patent, [***], by counsel of its own choice, in Juno’s own name and under Juno’s direction and control. In no event shall Celgene have the right to enforce or Defend Patents solely Covering or claiming Juno Platform Technology.

7.5.3. Enforcement and Defense of Celgene Patents. As between the Parties, unless otherwise explicitly provided under a Development & Commercialization Agreement [***], Celgene shall have the sole right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to any infringement or Defense of any Celgene Patent [***], by counsel of its own choice, in Celgene’s own name and under Celgene’s direction and control. In no event shall Juno have the right to enforce or Defend Patents [***].

7.5.4. Enforcement and Defense of Joint Collaboration Patents. Promptly after notice under Section 7.5.1 with respect to a Joint Collaboration Patent, the Parties shall meet to discuss whether they wish to enforce or Defend such Patent. Absent agreement within twenty (20) days and notwithstanding anything to the contrary herein, each Party shall have the right to enforce or Defend such Patent.

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7.5.5. Settlement. A settlement or consent judgment or other voluntary final disposition of an action or proceeding under this Section 7.5 may be entered into without the consent of the Party not bringing or Defending such action or proceeding; provided, however, that any such settlement, consent judgment or other disposition of any action or proceeding by a Party under this Section 7.5 shall not, without the consent of the Party not bringing or Defending such action or proceeding, (a) [***] the Party not bringing or Defending such action or proceeding, (b) include [***] the Party not bringing or Defending such action or proceeding [***], (c) [***] the Party not bringing or Defending such action or proceeding, or (d) [***] the Party not bringing or Defending such action or proceeding [***].

7.5.6. Joinder. In the case of any action or proceeding in accordance with this Section 7.5, at the enforcing Party’s written request, and at such enforcing Party’s expense (subject to Section 7.5.9), the other Party will join any such action or proceeding as a party and will use Commercially Reasonable Efforts to cause any Third Party as necessary to join such action or proceeding as a party if doing so is necessary for the purposes of establishing standing or is otherwise required by applicable Law to pursue such action or proceeding.

7.5.7. Cooperation. In addition to the obligations set forth in Sections 7.5.1 through 7.5.6, (a) each Party will provide to the Party enforcing or Defending any such rights under Sections 7.5.2, 7.5.3, or 7.5.4, as applicable, reasonable assistance and cooperation in such enforcement, at such enforcing or Defending Party’s reasonable request and expense (subject to Section 7.5.9), (b) the enforcing or Defending Party will keep the other Party regularly informed of the status and progress of such enforcement efforts, and (c) each Party bringing or Defending any such action or proceeding in accordance with this Section 7.5 shall have an obligation to consult with the other Party and will take comments of such other Party into good faith consideration with respect to the infringement, claim construction, or Defense of the validity or enforceability of any claim in any Patent that is the subject of such proceeding, provided that the obligations in Sections 7.5.7(a) through (c) shall not apply to any such action or proceeding relating to Patents Covering the [***].

7.5.8. Enforcement of Third Party Patents. Notwithstanding Sections 7.5.1 and 7.5.2, Celgene acknowledges that the Juno Upstream Agreements may govern enforcement of the Juno Upstream Agreement Patents. Accordingly, Celgene agrees that the applicable provisions of the Juno Upstream Agreements, and any obligations of Juno to any Third Party licensees with respect to the Juno Upstream Agreement Patents, shall be given effect before the provisions of this Section 7.5 apply as to actions involving the Juno Upstream Agreement Patents. Notwithstanding Sections 7.5.1 and 7.5.2, Juno acknowledges that the Celgene Upstream Agreements may govern enforcement of the Celgene Upstream Agreement Patents. Accordingly, Juno agrees that the applicable provisions of the Celgene Upstream Agreements,

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and any obligations of Celgene to any Third Party licensees with respect to the Celgene Upstream Agreement Patents, shall be given effect before the provisions of this Section 7.5 apply as to actions involving the Celgene Upstream Agreement Patents.

7.5.9. Costs and Recoveries. Each Party shall bear all of its own internal costs incurred in connection with its activities under this Section 7.5. If a Party commences or Defends an action under this Section 7.5, it shall [***]such action or proceeding. Any Damages or other monetary awards recovered in any enforcement action or proceeding brought under this Section 7.5 shall be shared as follows:

(a) the amount of such recovery actually received by the Party controlling such action shall first be applied to costs and expenses incurred by each Party in connection with such action (including, for this purpose, a reasonable allocation of expenses of internal counsel); and

(b) any remaining proceeds shall be allocated between the Parties, such that the Party bringing suit under this Section 7.5 retains [***] and the other Party retains [***] of such amount.

(c) For clarity, the external costs and expenses of Defending any inter partes review proceeding, reexamination or post-grant proceeding shall be borne solely by the Party owning such Patent; provided that the Parties shall share equally all such external costs and expenses of Defending any such action involving a jointly owned Patent.

7.5.10. Enforcement after Option Exercise. The Development & Commercialization Agreements provide separately for each Party’s rights to enforce Patents claiming or covering [***] and products containing or made using such [***] that are the subject of such other agreements.

7.6 Patent Term Extensions. On a Program-by-Program basis, in the course of conducting activities pursuant to this Agreement or the relevant Development & Commercialization Agreement, if either Party wishes to apply for or obtain any patent term extensions, restorations, or supplementary protection certificates (in each case based on delays or activities associates with seeking regulatory approval) under applicable Laws for any Patent within the [***], in each case that Covers or claims [***], or Products containing or made using [***], then Juno and Celgene shall discuss and seek to reach mutual agreement regarding any such action with respect to any such Patents [***] of such [***] Products; it being understood and agreed that, (a) if Celgene seeks a patent term extension, then Juno agrees to [***] for Celgene to obtain such extension and (b) if Juno seeks a patent term extension, then Celgene [***] for Juno to obtain such extension. If the Parties are unable to reach mutual agreement, (i) prior to exercise of the Option for such Program, [***] such Patent shall have the right to make the final decision with respect to such Patent; and (ii) after exercise of the Option for such Program, except as otherwise provided in the applicable Development & Commercialization Agreement(s), the [***] shall have the right to make the final decision.

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7.7 [***]. Notwithstanding anything to the contrary in Sections 7.3 through 7.6, in no event may Celgene assume the Prosecution and Maintenance, enforcement or Defense of any Patent that [***] and in no event may Juno assume the Prosecution and Maintenance, enforcement or Defense of any Patent that [***].

7.8 Limitation as to [***] Patents. Notwithstanding anything to the contrary in this Agreement or any Development & Commercialization Agreement, in no event may Juno Prosecute, Maintain, enforce or Defend any [***] Patent. Notwithstanding anything to the contrary in this Agreement or any Development & Commercialization Agreement, in no event may Celgene Prosecute, Maintain, enforce or Defend any [***] Patent.

7.9 Third Party Licenses.

7.9.1. Notice. On a Program-by-Program basis, if, at any time during the Term, either Party reasonably determines that [***] for the Development, Manufacture or Commercialization of any Development Candidate, [***] Product that is the subject of research, Development, Manufacture and/or Commercialization efforts under this Agreement (and that is the subject of a Juno Option, Celgene Option, a BD Option or an Option exercisable under Section 3.1.5), then such Party will [***].

7.9.2. Pre-Option. Prior to the exercise of the Option, on a Program-by-Program basis, the Development Lead Party with respect to each such Program shall have the right, but not the obligation, at its sole discretion, to determine whether such Party wishes to obtain one or more licenses from one or more Third Parties for such activities or take other appropriate measures in view of such Third Party rights, such as whether [***]. In each case, such Party shall have the right, [***] with respect to such Third Party rights [***].

7.9.3. Post-Option. On a Program-by-Program basis, following the exercise of the Option for such Program, after receiving the notification provided in Section 7.9.1, the Patent Committee, in consultation with the Patent Liaisons will discuss whether the Parties should [***], such as whether [***]. If [***] reasonably determines that any Third Party intellectual property rights may be

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[***] the Development, Manufacture, or Commercialization of a Development Candidate, [***] Product that is the subject of research, Development, Manufacture and/or Commercialization efforts under this Agreement or such Development & Commercialization Agreement with respect to such Program, [***] shall have the right, but not the obligation, to obtain a license to such Third Party intellectual property (a “Third Party License”), with the right to sublicense, in order to permit each Party to conduct its obligations and exercise its rights under such Development & Commercialization Agreement. Notwithstanding the foregoing, [***] shall consider in good faith the other Party’s comments with respect to obtaining such a Third Party License. The terms and conditions involved in obtaining such rights [***]; provided, however, that if the other Party would [***] to perform its obligations and exercise its rights under this Agreement or any Development & Commercialization Agreement, [***] shall structure such Third Party License to allow [***] to grant to the other Party a sublicense thereunder./

7.9.4. Costs. The costs associated with the exercise of rights under any Third Party License obtained under this Section 7.9 shall be borne as follows:

(a) Unless otherwise agreed by the Parties in writing, [***] shall bear the costs associated with negotiating and obtaining such Third Party License, provided that if such Third Party License is obtained pursuant to a Co-Development and Co-Commercialization Agreement, such costs shall be [***]; and

(b) If the Offering Party elects to obtain a Third Party License pursuant to Section 7.9.3, then following the execution of such Third Party License all fees, expenses and royalties associated with the exercise of rights under such Third Party License shall be borne (A) under a License Agreement, [***] under such License Agreement, and (B) under a Co-Development and Co-Commercialization Agreement, [***] such Co-Development and Co-Commercialization Agreement.

ARTICLE 8

CONFIDENTIALITY

8.1 Nondisclosure. Each Party agrees that a Party (the “Receiving Party”) receiving Confidential Information of any other Party (the “Disclosing Party”) shall (a) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary information of similar kind and value, but in no event less than a reasonable degree of efforts, (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted below, and (c) not use such Confidential Information for any purpose except those permitted by this Agreement (it being understood that this clause (c) shall not create or imply any rights or licenses not expressly granted under this Agreement). The obligations of confidentiality, non-disclosure and non-use under this Section 8.1 shall be in full

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force during the Term and for a period of [***] thereafter. Each Party, upon the request of the other Party, will return all copies of or destroy (and certify such destruction in writing) the Confidential Information disclosed or transferred to it by the other Party pursuant to this Agreement, within [***] of such request or, if earlier, the termination or expiration of this Agreement; provided however that a Party may retain (i) Confidential Information of the other Party which expressly survives such termination pursuant to this Agreement, and (ii) one (1) copy of all other Confidential Information in archives solely for the purpose of establishing the contents thereof.

8.2 Exceptions.

8.2.1. Exceptions. The obligations in Section 8.1 shall not apply with respect to any portion of the Confidential Information of the Disclosing Party that the Receiving Party can show by competent written proof:

(a) was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;

(b) is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;

(c) is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party, without any breach by the Receiving Party of its obligations hereunder; or

(d) is independently developed by or for the Receiving Party or its Affiliates without reference to or reliance upon the Disclosing Party’s Confidential Information.

8.2.2. Residuals. Notwithstanding anything to the contrary in this Agreement or any Development & Commercialization Agreement, a Receiving Party may use any learning, skills, ideas, concepts, techniques, know-how and information, including general chemistry methodologies and general SAR (structure-activity relationship) concepts, retained in intangible form in the unaided memory of the Receiving Party’s directors, employees, contractors, advisors, agents and other personnel of the Receiving Party who had access to the Disclosing Party’s Confidential Information (collectively, “Residual Information”) for any purpose, provided that this right to use Residual Information does not represent a license to any Patents Controlled by the Disclosing Party. For purposes of clarity, nothing contained in the preceding sentence gives the Receiving Party the right to publish or otherwise disclose or use the tangible source of any Residual Information for any purpose other than as provided for in this Agreement or any Development & Commercialization Agreement, as applicable.

8.3 Authorized Disclosure.

8.3.1. Disclosure. Notwithstanding Section 8.1, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party, and Confidential Information deemed to belong to both the Disclosing Party and the Receiving Party, to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:

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(a) subject to Section 8.5, complying with applicable Laws (including the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) or any national securities exchange) and with judicial process, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance;

(b) disclosure of the other Party’s Confidential Information to any of its officers, employees, consultants, agents or Affiliates or sublicensees [***]; provided that each such person is bound by written confidentiality obligations to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement;

(c) disclosure, solely on a “need to know basis,” to (i) Affiliates, potential or actual research and development collaborators, subcontractors, advisors (including attorneys and accountants), (ii) subject to Section 8.3.1(d), actual or potential acquirers, investment bankers, investors, lenders, or other potential financial partners, and (iii) in each case of (i) and (ii), their and each of the Parties’ respective directors, employees, contractors and agents; provided, that in all cases of (i), (ii) and (iii), prior to any such disclosure, each disclosee must be bound by written obligations of confidentiality, non-disclosure and non-use no less restrictive than the obligations set forth in this Article 8 (provided, however, that in the case of prospective investment bankers, investors, lenders or other financial partners, the term of confidentiality may be [***] from the date of disclosure and in the case of legal advisors, no written agreement shall be required), which for the avoidance of doubt, will not permit use of such Confidential Information for any purpose except those permitted by this Agreement; provided, however, that, in each of the above situations, the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information pursuant to this Section 8.3.1(c) to treat such Confidential Information as required under this Article 8; and

(d) in the case of any disclosure of this Agreement, or any executed Development & Commercialization Agreement, to any actual or potential acquirer, or prospective investment bankers, investors, lenders or other financial partners, such disclosure shall solely be [***]; it being understood and agreed that only [***] this Agreement or such Development & Commercialization Agreement, as applicable, to such Third Party.

8.3.2 Terms of Disclosure. If and whenever any Confidential Information is disclosed in accordance with this Section 8.3, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

results in a public disclosure of such information (other than by breach of this Agreement). Where reasonably possible and subject to Section 8.5, the Receiving Party shall notify the Disclosing Party of the Receiving Party’s intent to make any disclosures pursuant to Section 8.3.1(a) sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information, and the Receiving Party will provide reasonable assistance to the Disclosing Party with respect thereto; provided that, in the event, the Receiving Party will use reasonable measures to ensure confidential treatment of such information and shall only disclose such Confidential Information of the Disclosing Party as is necessary to comply with such Laws or judicial process.

8.4 Terms of this Agreement. The Parties agree that this Agreement, and all Development & Commercialization Agreements (if and when executed), and all of the respective terms hereof and thereof shall be deemed to be Confidential Information of Juno and Celgene, and each Party agrees not to disclose any of them without the prior written consent of the other Party, except that each Party may disclose any of them in accordance with the procedures of Section 8.3 (and the provisions related thereto, including, to the extent applicable, the provisions of Section 8.5).

8.5 Securities Filings. Each Party acknowledges and agrees that the other Party may submit this Agreement or any executed Development & Commercialization Agreement to the SEC or any national securities exchange in any jurisdiction (collectively the “Securities Regulators”), and if a Party does submit this Agreement or any such Development & Commercialization Agreement to any Securities Regulators, such Party agrees to consult with the other Party with respect to the preparation and submission of, a confidential treatment request for such agreement. Notwithstanding the foregoing, if a Party is required by applicable Law or any Securities Regulator to make a disclosure of the terms of this Agreement or any Development & Commercialization Agreement in a filing with or other submission to such Securities Regulator, and (a) such Party has provided copies of the disclosure to the other Party as far in advance of such filing or other disclosure as is reasonably practicable under the circumstances, (b) such Party has promptly notified the other Party in writing of such requirement and any respective timing constraints, and (c) such Party has given the other Party a reasonable time under the circumstances from the date of notice by such Party of the required disclosure to comment upon, request confidential treatment or approve such disclosure, then such Party will have the right to make such public disclosure at the time and in the manner reasonably determined by its counsel to be required by applicable Law. Notwithstanding anything to the contrary herein, it is hereby understood and agreed that if a Party seeking to make a disclosure to a Securities Regulator as set forth in this Section 8.5, and the other Party provides comments within the respective time periods or constraints specified herein or within the respective notice, the Party seeking to make such disclosure or its counsel, as the case may be, will in good faith consider incorporating such comments.

8.6 Publicity.

8.6.1. Press Release.The Parties agree to issue a mutually agreed upon press release promptly after execution of this Agreement. Promptly following the exercise of the Option for a Program, the Parties shall discuss and mutually agree upon a form of press release that may be issued by each Party following the execution of a Development & Commercialization Agreement for such Program. Notwithstanding the foregoing, any disclosure that is required by applicable Laws (including the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) or the rules of any Securities Regulator or the securities regulations of any state or other jurisdiction, or by judicial process shall be in accordance with Sections 8.3 and 8.5, as applicable. Without limiting the foregoing, each Party agrees to provide to the other Party a copy of any public announcement covered by this Section 8.6 as soon as reasonably practicable under the circumstances prior to its scheduled release. Except under extraordinary circumstances, each Party shall provide the other Party with an advance draft of any such announcement at least [***] prior to its scheduled release. Each Party shall have the right to expeditiously review and recommend changes to any such announcement and, except as otherwise required by applicable Laws or such rules or regulations, the Party whose announcement has been reviewed [***] within the applicable review period (not to exceed [***]).

8.6.2. Restrictions on Disclosure. Notwithstanding anything to the contrary in this Agreement, other than the permitted disclosures addressed in Section 8.5:

(a) on a Program-by-Program basis, for any press release or other public statement proposed to be made, if such press release or public statement discloses any information with respect to the research, development, manufacture or commercialization of any [***], or products constituting, incorporating, comprising, made using or containing [***], including any information related to [***] under this Agreement or any Development & Commercialization Agreement, [***] with respect thereto, such press release or other public statement may not be issued without [***] prior written consent (in the case of information relating to any [***] Program or any Program under a License Agreement or Juno Lead Co-Co Agreement), or [***] prior written consent (in the case of information relating to any [***] Program or any Program under a Celgene Lead Co-Co Agreement), except, for such disclosures by [***], and without limiting Section 8.3.1(a), solely and to the extent [***] determines such disclosure is required to be disclosed by applicable Law; provided that in such case [***] shall use reasonable efforts to allow [***] to have a reasonable period of time to review any such disclosure and any reasonable comments made by[***] will be incorporated in good faith; provided that [***] prior to the exercise of the Option shall have final decision-making authority with respect to the content of such disclosure;

(b) in the event a Party proposes that the other Party use specific wording or language regarding any compound or product that the proposing Party or any of its Affiliates develops or commercializes as of the Effective Date or during the Term outside the scope of the Collaboration, with respect to any press release or other public statement, the other Party shall use reasonable efforts to incorporate such wording or language; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) the contents of any press release or other public statement that has been reviewed and approved by a reviewing Party may be re-released by such reviewing Party or publishing Party without a requirement for re-approval.

8.7 Permitted Publications.

8.7.1. By Either Party Post Option Exercise. Subject to Sections 8.7.2 and 8.7.3, on a Program-by-Program basis, in the event either Party (the “Publishing Party”) desires to publish or present any information with respect to any [***], the Publishing Party shall provide the other Party with a copy of such proposed publication or presentation no less than [***] prior to its intended submission for publication or public disclosure. The other Party shall respond in writing promptly and in no event later than [***] after receipt of the proposed material, with one or more of the following: (a) comments on the proposed material, which the Publishing Party shall consider in good faith; (b) a [***], or any research or Development activities conducted under this Agreement, in which event the Publishing Party agrees not to submit such publication or make such presentation that contains such information until the other Party is given a reasonable period of time, and in no event less than [***] to seek patent protection for any material in such publication or presentation which it believes is patentable or to resolve any other issues or to abandon such proposed publication or presentation if such other Party reasonably determines in good faith that maintaining such information as a trade secret is a commercially-reasonable priority; or (c) an identification of the other Party’s Confidential Information that is contained in the material reviewed, which the Publishing Party shall remove, if requested by the other Party.

8.7.2. Specified Language. In the event a Party proposes that the other Party use specific wording or language regarding any compound or product that the proposing Party or any of its Affiliates develops or commercializes as of the Effective Date or during the Term outside of the Collaboration, with respect to any publication or presentation, the other Party shall use reasonable efforts to incorporate such wording or language.

8.7.3. Re-Publication; Re-Presentation. The contents of any publication or presentation that has been reviewed and approved by a reviewing Party may be re-released by such reviewing Party or Publishing Party without a requirement for re-approval.

8.8 Relationship to Existing Confidentiality Agreement. This Agreement supersedes that certain Mutual Confidentiality Agreement entered into between Juno and Celgene, dated [***] (the “Existing Confidentiality Agreement”); provided that all “Confidential Information” disclosed by the “Disclosing Party” thereunder shall be deemed

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Information of the Disclosing Party hereunder and shall be subject to the terms and conditions of this Agreement and the “Receiving Party” thereunder shall be bound by and obligated to comply with such terms and conditions as if they were the Receiving Party hereunder. The foregoing shall not be interpreted as a waiver of any remedies available to the “Disclosing Party” as a result of any breach, prior to the Effective Date, by the “Receiving Party,” respectively, of its obligations pursuant to the Existing Confidentiality Agreement.

8.9 Relationship with Other Agreements. The confidentiality, non-disclosure and non-use obligations of this Article 8 shall apply equally to the Parties’ activities under (a) this Agreement, and (b) on a Program-by-Program basis, each Development & Commercialization Agreement entered into by the Parties following a Party’s exercise of an Option for such Program.

8.10 Reversion of Rights upon Expiration of the Option Term. On a Program-by-Program basis, in the event a reversion of rights occurs pursuant to Sections 2.9.1 or 2.9.2, as a result of expiration of the Option Term, with respect to such Program, any Confidential Information solely related to such Program, or relating to [***], shall be deemed the Confidential Information of [***]; provided, that with respect to any data or information (a) generated or disclosed solely by the other Party hereunder in relation to such Program, or (b) generated by or on behalf of [***] that references or uses any Confidential Information of the other Party shall, in each case, be deemed the Confidential Information of such other Party.

8.11 Clinical Trials Registry. Notwithstanding anything to the contrary in this Article 8, either Party shall have the right to publish registry information and summaries of data and results from any human Clinical Trials conducted by either Party in connection with activities under this Agreement or any Development & Commercialization Agreement, if applicable, on its clinical trials registry or on a government-sponsored database such as www.clinicaltrials.gov or other publicly available websites such as www.clinicalstudyresults.org, without requiring the consent of the other Party. The Parties shall reasonably cooperate if required or reasonably requested by the Party seeking such publication in order to facilitate any such publication by either Party.

ARTICLE 9

REPRESENTATIONS AND WARRANTIES

9.1 Representations and Warranties of Both Parties. Each Party hereby represents and warrants to the other Party, as of the Original Execution Date, or the effective date of the applicable Development & Commercialization Agreement, as applicable, that:

(a) such Party is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation and has full corporate power and authority to enter into this Agreement or any applicable Development & Commercialization Agreement, and to carry out the provisions hereof or thereof, as applicable;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) such Party has taken all necessary action on its part to authorize the execution and delivery of this Agreement or any applicable Development & Commercialization Agreement, and the performance of its obligations hereunder or thereunder, as applicable;

(c) this Agreement or any applicable Development & Commercialization Agreement, has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof or thereof, as applicable;

(d) the execution, delivery and performance of this Agreement or any applicable Development & Commercialization Agreement, by such Party does not conflict with any agreement or any provision thereof, or any contract, oral or written, to which it is a party or by which it is bound, nor violate any Law of any Governmental Authority having jurisdiction over such Party; and

(e) except for any HSR/Antitrust Filings that may be required under the HSR Act as addressed in Section 3.2.2, no authorization, consent, approval, license, exemption of, or filing or registration with, in each case any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any applicable Laws currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement or any other agreement or instrument executed in connection herewith, or for the performance by it of its obligations under this Agreement and such other agreements except as may be required to conduct Clinical Trials or to seek or obtain Regulatory Approvals or applicable Regulatory Materials.

9.2 Representations and Warranties of Juno. Juno hereby represents and warrants to Celgene, as of the Original Execution Date, that:

(a) Juno has all rights, authorizations and consents (other than government consents, which are covered in Section 3.2) necessary to grant all rights and licenses it purports to grant to Celgene with respect to the Juno IP under this Agreement;

(b) neither Juno nor any of its Affiliates has granted any right or license to any Third Party relating to any of the Juno IP that would conflict with or limit the scope of any of the rights or licenses granted to Celgene hereunder;

(c) neither Juno nor any of its Affiliates has granted any liens or security interests on the Juno IP and the Juno IP is free and clear of any mortgage, pledge, claim, security interest, covenant, easement, encumbrance, lien or charge of any kind, except in each case with respect to licenses, covenants not to sue, immunities from suit, standstills, releases and options which would not, in the aggregate, fundamentally frustrate the purposes of the Collaboration;

(d) except as disclosed in writing to Celgene prior to the Original Execution Date, neither Juno nor its Affiliates has received any written notice of any claim that any Patent or trade secret right owned or controlled by a Third Party would be infringed or misappropriated by the research, Development, Manufacture, or Commercialization of any [***], by either Party or its Affiliates or sublicensees as [***] this Agreement (including pursuant to a Development & Commercialization Agreement);

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(e) there are no claims litigations, suits, actions, disputes, arbitrations, or legal, administrative or other proceedings or governmental investigations pending or, to Juno’s knowledge, threatened against Juno, nor is Juno a party to any judgment or settlement, which would be reasonably expected to adversely affect or restrict the ability of Juno to consummate the transactions contemplated under this Agreement (including pursuant to a Development & Commercialization Agreement) and to perform its obligations under this Agreement, or which would affect the Juno IP, or Juno’s Control thereof, or any Target or Development Candidate; and

(f) solely with respect to the [***].

9.3 Representations and Warranties of Celgene. Celgene hereby represents and warrants to Juno, as of the Original Execution Date, that:

(a) Celgene has all rights, authorizations and consents (other than government consents, which are covered in Section 3.2) necessary to grant all rights and licenses it purports to grant to Juno with respect to the Celgene IP under this Agreement;

(b) neither Celgene nor any of its Affiliates has granted any right or license to any Third Party relating to any of the Celgene IP that would conflict with or limit the scope of any of the rights or licenses granted to Juno hereunder;

(c) neither Celgene nor any of its Affiliates has granted any liens or security interests on the Celgene IP and the Celgene IP is free and clear of any mortgage, pledge, claim, security interest, covenant, easement, encumbrance, lien or charge of any kind, except in each case with respect to licenses, covenants not to sue, immunities from suit, standstills, releases and options which would not, in the aggregate, fundamentally frustrate the purposes of the Collaboration;

(d) neither Celgene nor its Affiliates has received any written notice of any claim that any Patent or trade secret right owned or controlled by a Third Party would be infringed or misappropriated by the research, Development, Manufacture, or Commercialization of [***], by either Party or its Affiliates or sublicensees [***] this Agreement (including [***]); and

(e) there are no claims litigations, suits, actions, disputes, arbitrations, or legal, administrative or other proceedings or governmental investigations pending or, to

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Celgene’s knowledge, threatened against Celgene, nor is Celgene a party to any judgment or settlement, which would be reasonably expected to adversely affect or restrict the ability of Celgene to consummate the transactions contemplated under this Agreement (including pursuant to any Development & Commercialization Agreement) and to perform its obligations under this Agreement, or which would affect the Celgene IP, or Celgene’s Control thereof, or any Target or Development Candidate.

9.4 Covenants.

9.4.1. Mutual Covenants. Each Party hereby covenants to the other Party that:

(a) all employees of such Party or its Affiliates or Third Party subcontractors working under this Agreement, or any Development & Commercialization Agreement, as applicable, will be under appropriate confidentiality provisions at least as protective as those contained in this Agreement, or any Development & Commercialization Agreement, as applicable, and,, to the extent permitted under applicable Law, the obligation to assign all right, title and interest in and to their inventions and discoveries, whether or not patentable, to such Party as the sole owner thereof;

(b) to its knowledge, such Party will not (i) employ or use, nor hire or use any contractor or consultant that employs or uses, any individual or entity, including a clinical investigator, institution or institutional review board, debarred or disqualified by the FDA (or subject to a similar sanction by any Regulatory Authority outside the United States) or (ii) employ any individual who or entity that is the subject of an FDA debarment investigation or proceeding (or similar proceeding by any Regulatory Authority outside the United States), in each of subclauses (i) and (ii) in the conduct of its activities under this Agreement and any Development & Commercialization Agreement, as applicable;

(c) neither Party nor any of its Affiliates shall, during the Term, grant any right or license to any Third Party relating to any of the intellectual property rights it owns or Controls which would conflict with any of the rights or licenses granted to the other Party hereunder or under any Development & Commercialization Agreement; and

(d) such Party and its Affiliates shall perform its activities pursuant to this Agreement and any Development & Commercialization Agreement, as applicable, in compliance (and shall ensure compliance by any of its subcontractors) in all material respects with all applicable Laws, including GCP, GLP and GMP as applicable and with respect to the research, Development, Manufacturing and Commercialization activities hereunder.

(e)

(i) The Parties shall, within [***] after the Effective Date, [***]; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii) The Parties shall, within [***] after the Effective Date, [***].

(iii) The Parties agree and acknowledge that (A) Exhibits B-1, B-2 and B-3, and Exhibit C-1,C-2 and C-3, shall supersede Exhibits B and C (as applicable) for all purposes of this Agreement, and (B) as applicable, references to the Juno Lead Co-Co Agreement and the Celgene Lead Co-Co Agreement in the other provisions of this Agreement shall be [***], in the case of the Juno Lead Co-Co Agreement, and to the [***], in the case of the Celgene Lead Co-Co Agreement. The Parties further agree that each entry into a [***] (each, a “Co-Co Agreement”) shall be [***]. For the avoidance of doubt, the revision contemplated in this Section 9.4.1(e) shall include any necessary or incidental changes to Exhibits thereof. Neither Party shall [***], unless otherwise required by applicable Law.

(iv) The Parties agree and acknowledge that, notwithstanding any other provision in this Agreement or the Co-Co Agreements, (A) any [***], and (B) [***]; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(v) The Parties agree and acknowledge that (A) the terms of this Agreement with respect to the Research Collaboration Term and (B) the terms of the form of License Agreement attached hereto as Exhibit A [***]. Neither Party shall [***], unless otherwise required by applicable Law.

(f) The Parties agree to cooperate in good faith to (i) take such actions and execute such documents to [***] and (ii) incorporate the following additional concepts into the Exhibits to this Agreement as soon as reasonably practicable following the Original Execution Date: [***].

9.4.2. Upstream Agreement Covenants. Juno hereby covenants to Celgene that Juno shall maintain the Juno Upstream Agreements, and shall not amend or terminate such agreements, and will not breach such agreements, if such amendment, modification, termination or breach would [***], as applicable. Celgene hereby covenants to Juno that Celgene shall maintain the Celgene Upstream Agreements, and shall not amend or terminate such agreements, and will not breach such agreements, if such amendment, modification, termination or breach would [***], as applicable.

9.5 Disclaimer. Except as otherwise expressly set forth in this Agreement or any executed Development & Commercialization Agreement or the Equity Purchase Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY THAT ANY PATENTS ARE VALID OR ENFORCEABLE, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. Without limiting the generality of the foregoing, each Party disclaims any warranties with regards to: (a) the success of any study or test, including any Program, commenced under this Agreement; (b) the safety or usefulness for any purpose of the technology or materials, including any Development Candidate, Product or Diagnostic Product, it provides or discovers under this Agreement; or (c) the validity, enforceability, or non-infringement of any intellectual property rights or technology it provides or licenses to the other Party under this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 10

INDEMNIFICATION; INSURANCE

10.1 Indemnification by Celgene. Celgene shall indemnify, defend and hold harmless Juno and its directors, officers, employees and agents (collectively, the “Juno Indemnitees”), from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, from any Claim based upon:

10.1.1. the [***], in connection with [***] under this Agreement;

10.1.2. any [***] under this Agreement; or

10.1.3. the [***], including any [***] resulting from any of the foregoing [***];

in each case, provided however that, such indemnity shall not apply to the extent Juno has an indemnification obligation pursuant to Section 10.2 for such Damages.

10.2 Indemnification by Juno. Juno shall indemnify, defend and hold harmless Celgene and its directors, officers, employees and agents (collectively, the “Celgene Indemnitees”), from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, from any Claim based upon:

10.2.1. the [***] in connection with [***] under this Agreement;

10.2.2. any [***] under this Agreement; or

10.2.3. the [***], including any [***]resulting from any of the foregoing [***];

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

in each case, provided however that, such indemnity shall not apply to the extent Celgene has an indemnification obligation pursuant to Section 10.1 for such Damages.

10.3 Notice of Claims. A Claim to which indemnification applies under Section 10.1 or Section 10.2 shall be referred to herein as an “Indemnification Claim.” If the Indemnitee intends to claim indemnification under this Article 10, the Party claiming indemnification (the “Indemnitee”) shall notify the indemnifying Party (the “Indemnitor”) in writing, promptly upon becoming aware of an Indemnification Claim, describing in reasonable detail the facts giving rise to the Indemnification Claim; provided, that an Indemnification Claim in respect of any action at law or suit in equity by or against a Third Party as to which indemnification shall be sought shall be given promptly after the action or suit is commenced (provided that the Indemnitee is aware of such commencement); and provided further, that the failure by an Indemnitee to give such notice shall not relieve the Indemnitor of its indemnification obligation under this Agreement except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice.

10.4 Indemnification Procedures. If an Indemnitee receives written notice of a Claim that the Indemnitee believes may result in a claim for indemnification under this Article 10, such Indemnitee shall deliver an Indemnification Claim to the Indemnitor in accordance with the provisions of Section 10.3. If [***], then the Indemnitor shall have the right to assume and control the defense of the Claim, at its own expense with counsel selected by it and reasonably acceptable to the Indemnitee, by delivering written notice of its assumption of such defense to the Indemnitee within [***] of its receipt of notice of such Claim from the Indemnitor (but the Indemnitor shall in any event have the right to assume and control the defense of a Claim that [***], whichever is first); provided, however, that the Indemnitee shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the Indemnitor, if (a) representation of the Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflict of interests between such Indemnitee and Indemnitor, (b) the Indemnitor has failed within a reasonable time to retain counsel, (c) the Indemnitee shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnitor, or (d) [***]. If the Indemnitor assumes and controls the defense of such Claim, the Indemnitor shall keep the Indemnitee reasonably apprised of the status of the Claim and the Indemnitee shall be entitled to otherwise monitor such Claim at its sole cost and expense. If the Claim [***] against or from the Indemnitee or if the Indemnitor does not assume the defense of the Claim as described in this Section 10.4, the Indemnitee shall be permitted to assume and control the defense of such Claim (but shall have no obligation to do so) and in such event shall be entitled to settle or compromise the Indemnification Claims in its sole and reasonable discretion, provided that if the Indemnitee is entitled to assume the defense of the Claim pursuant to this Section 10.4 solely because the Claim [***] against or from the Indemnitee, then the Indemnitee shall not settle or compromise such Indemnification Claims in any manner that [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] without the prior written consent of the Indemnitor, which consent the Indemnitor shall not unreasonably withhold, condition or delay. If the Indemnitor has assumed and controls the defense of the Claim in accordance with this Section 10.4, (i) the Indemnitee shall not settle or compromise the Indemnification Claim without the prior written consent of the Indemnitor, such consent not to be unreasonably withheld, conditioned or delayed and (ii) the Indemnitor shall not settle or compromise the Indemnification Claim in any manner that would result in the payment of amounts by the Indemnitee, impose any other obligation on the Indemnitee or otherwise have an adverse effect on the Indemnitee’s rights or interests (including any rights under this Agreement or the Equity Purchase Agreement or the scope or enforceability of any Patents or Know-How licensed by one Party to another Party pursuant to this Agreement or a Development & Commercialization Agreement), without the prior written consent of the Indemnitee. In each case, the Party that is not controlling the defense of any Claim shall reasonably cooperate with the Party that is controlling the defense of such Claim, at the non-controlling Party’s expense and shall make available to the controlling Party all pertinent information under the control of the non-controlling Party, which information shall be subject to Article 8 (Confidentiality). Each Party shall use commercially reasonable efforts to avoid production of Confidential Information of the other Party (consistent with applicable Law and rules of procedure), and to cause all communications among employees, counsel and other representatives of such Party to be made so as to preserve any applicable attorney-client or work-product privileges.

10.5 Indemnification Following Exercise of the Option. The Development & Commercialization Agreements provide separately for each Party’s indemnification obligations with respect to each Development Candidate, Product or Diagnostic Product, that is the subject of such agreement following exercise of the Option for such Program.

10.6 LIMITATION OF LIABILITY. EXCEPT (A) FOR A BREACH OF SECTIONS [***]. AS APPLICABLE, OR [***] OR (B) FOR CLAIMS THAT ARE SUBJECT TO INDEMNIFICATION UNDER THIS Article 10 OR (C) FOR DAMAGES DUE TO THE [***] OF THE LIABLE PARTY, NEITHER JUNO NOR CELGENE, NOR ANY OF THEIR RESPECTIVE AFFILIATES WILL BE LIABLE TO THE OTHER PARTY TO THIS AGREEMENT OR ITS AFFILIATES FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE OR EXEMPLARY DAMAGES OR LOST PROFITS OR LOST DATA, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 11

TERM AND TERMINATION

11.1 Term; Expiration. Unless earlier terminated in accordance with this Article 11, the term of this Agreement (the “Term”) shall commence as of the Effective Date and remain in force until the later of (a) the expiration of the last-to-expire of all Option Terms and (b) if one or more Options is exercised, the termination or expiration of the last to expire Development & Commercialization Agreement executed with respect to any Program hereunder.

11.2 Termination for Breach.

11.2.1. Material Breach. Subject to the other terms of this Agreement, this Agreement and the rights granted herein may be terminated by either Party (a) on a Program-by-Program basis prior to the exercise of an Option or BD Option for such Program, as applicable, for the material breach by the other Party of this Agreement with respect to such Program that frustrates the fundamental purpose of this Agreement, or (b) on a Program-by-Program basis after a Party’s exercise of an Option or BD Option for such Program, if a Development & Commercialization Agreement for such Program is terminated for material breach by a Party that frustrates the fundamental purpose of this Agreement; provided in each of (a) or (b), that the breaching Party has not cured such breach within [***] after the date of written notice to the breaching Party of such breach (or [***] in the case of a breach as a result of non-payment of any amounts due under this Agreement or a Development & Commercialization Agreement, as applicable) (the “Cure Period”), which notice shall describe such breach in reasonable detail and shall state the non-breaching Party’s intention to terminate this Agreement with respect to a given Program, pursuant to this Section 11.2.1 with respect to such Program. For clarity, the Cure Period for any allegation made in good faith as to a material breach under this Agreement with respect to a given Program for events described in this Section 11.2.1 will run from the date that written notice was first provided to the breaching Party by the non-breaching Party. Any such termination of this Agreement with respect to a given Program under this Section 11.2.1 shall become effective at the end of the Cure Period, unless the breaching Party has cured any such breach or default prior to the expiration of such Cure Period, or, if such breach is not susceptible to cure within the Cure Period, then, the non-breaching Party’s right of termination shall be [***]. For the avoidance of doubt, termination of any particular Program(s) pursuant to this Section 11.2.1 shall not terminate (i) this Agreement with respect to any other Program(s), or (ii) any Development & Commercialization Agreement for any other Program. The Parties understand and agree that the totality of this Agreement with respect to a given Program, and the [***].

11.2.2. Disagreement as to Material Breach. If the Parties reasonably and in good faith disagree as to whether there has been a material breach pursuant to Section 11.2.1, subject

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

to Section 12.7, the Party that disputes that there has been a material breach may contest the allegation by referring such matter, within [***] for resolution to the Executive Officers, who shall meet promptly to discuss the matter, and determine, within [***] following referral of such matter, whether or not a material breach has occurred pursuant to Section 11.2.1, as applicable. If the Executive Officers are unable to resolve a dispute within such [***] period after it is referred to them, the matter will be resolved as provided in Section 12.7. It is understood and agreed that (a) during the pendency of any such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder), and (b) if it is finally and conclusively determined that the breaching Party committed such material breach, then the breaching Party shall have the right to cure such material breach after such determination within the Cure Period provided above, less [***].

11.3 Voluntary Termination.

11.3.1. Termination by Celgene. Celgene may terminate this Agreement in its entirety (but, for clarity, not on Program by Program basis) at will, subject to Section 11.3.2, at any time during the Term upon [***] prior written notice to the other Party hereunder.

11.3.2. Restrictions. For clarity, neither Party may terminate this Agreement pursuant to this Section 11.3 with respect to any Program for which such Party has exercised its Option during the term of any applicable Development & Commercialization Agreement for such Program, unless it also terminates such Development & Commercialization Agreement.

11.4 Termination for Bankruptcy. If either Party makes a general assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not dismissed, discharged, bonded or stayed within ninety (90) days after the filing thereof, the other Party may terminate this Agreement in its entirety effective immediately upon written notice to such Party, provided that this Agreement may only be terminated in its entirety pursuant to this Section 11.4 in connection with the termination of all Development & Commercialization Agreements (if any), executed hereunder. In connection therewith, the provisions of Section 7.1.7 shall apply.

11.5 Termination for Patent Challenge. Either Party shall have the right to terminate this Agreement solely on a Program-by-Program basis upon written notice if the other Party or any Affiliate (as defined in Section 1.2(a)) challenges the validity, scope or enforceability of or otherwise opposes any Patent (a) included in the [***] and that is licensed to Celgene under this Agreement, or (b) included in the [***] and that is licensed to Juno under this Agreement (other than in either case as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order) it being understood and agreed that either Party’s right to terminate this Agreement under this Section 11.5 shall not apply to any

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

actions undertaken by an Affiliate (as defined in Section 1.2(a)) of the other Party (the “Challenging Party”) that first becomes such an Affiliate as a result of or after the effective date of a Business Combination involving the Challenging Party, where such new Affiliate was undertaking any of the activities described in the foregoing clause prior to such Business Combination; provided that a Party’s right to terminate this Agreement under this Section 11.5 shall apply to actions undertaken by such new Affiliate if the Challenging Party is the acquiror in such Business Combination and such new Affiliate does not terminate or otherwise cease such challenge or opposition within [***] after the effective date of such Business Combination. If a Sublicensee of a Party challenges the validity, scope or enforceability of or otherwise opposes any Patent (i) included in the [***] (in the case of a Sublicensee of Celgene), or (ii) included in the [***] (in the case of a Sublicensee of Juno), in each case under which such Sublicensee is sublicensed, then such Party shall, [***], terminate such sublicense. For the avoidance of doubt, an action by a Party or any Affiliate (as defined in Section 1.2(a)) (collectively the “Prosecuting Party”) in accordance with Article 7 to amend claims within a pending patent application of the other Party during the course of the Prosecuting Party’s Prosecution and Maintenance of such pending patent application or in defense of a Third Party proceeding, or to make a negative determination of patentability of claims of a patent application of the other Party or to abandon a patent application of the other Party during the course of the Prosecuting Party’s Prosecution and Maintenance of such pending patent application, shall not constitute a challenge under this Section 11.5.

11.6 Termination for Failure to Close Share Purchase Agreement or Breach of Standstill. Juno may terminate this Agreement immediately upon written notice to Celgene, in the event that (i) either Juno or Celgene terminates the Equity Purchase Agreement pursuant to Section 6.1 thereof prior to the first acquisition of shares of capital stock of Juno pursuant to Section 2.1 of the Equity Purchase Agreement, other than by reason of a Terminating Company Breach (as defined therein), or (ii) Juno exercises its right to terminate this Agreement under Section 2.2 of the Voting and Standstill Agreement dated as of the Original Execution Date (“Voting and Standstill Agreement”), by and between Juno and Celgene resulting in the termination of the Voting and Standstill Agreement.

11.7 Effects of Expiration or Termination.

11.7.1. Termination by Juno Pursuant to Section 11.2, 11.411.5, or 11.6, or by Celgene pursuant to Section 11.3. In the event of termination of this Agreement in part with respect to any one or more Programs, or in its entirety, as applicable, (i) by Celgene pursuant to Section 11.3, or (ii) by Juno pursuant to any of Sections 11.2, 11.4, 11.5 and 11.6, notwithstanding anything contained in this Agreement to the contrary, upon the effective date of such termination:

(a) subject to Section 11.7.1(e) and Sections 11.8, 11.9, and 11.10, all rights (including all Options and BD Options granted to Celgene hereunder) and licenses granted herein to Celgene with respect to any such terminated Programs [***] shall terminate, Celgene shall cease any and all research, Development, Manufacture and Commercialization activities under this Agreement with respect to all terminated Juno Programs and [***] Development Candidates within such terminated Programs, and all rights in such terminated [***] Juno Development Candidates granted by Juno to Celgene shall revert to Juno;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) with respect to termination by Juno pursuant to [***] for each Celgene Program for which Juno is exercising its termination right, [***];

(c) all Development & Commercialization Agreements previously entered into by the Parties for Programs for which either Party exercised its Option or BD Option shall continue in full force, in accordance with the terms and conditions of such Development & Commercialization Agreements;

(d) each Party shall return or destroy all Confidential Information of the other Party with respect to any terminated Programs [***] being researched, Developed, Manufactured or Commercialized under this Agreement, as required by Article 8;

(e) Section 7.1.1(b), 7.1.1(c), 7.1.2(c), 7.1.2(d) and 7.1.2(e) shall survive; and

(f) Section 11.8 shall apply.

11.7.2. Termination by Celgene Pursuant to Section 11.2, 11.4 or 11.5. In the event of termination of this Agreement with respect to any one or more Programs conducted hereunder or in its entirety by Celgene pursuant to Sections 11.2, 11.4 or 11.5, notwithstanding anything contained in this Agreement to the contrary, upon the effective date of such termination:

(a) subject to Section 11.7.2(c) and Sections 11.8, 11.9, and 11.10, all rights (including all Options and BD Options granted to Juno hereunder) and licenses granted herein to Juno with respect to any such terminated Programs [***] shall terminate, Juno shall cease any and all research, Development, Manufacture and Commercialization activities under this Agreement with respect to all terminated Celgene Programs and all Development Candidates [***] within such terminated Programs, and all rights in such [***] Celgene Development Candidates granted by Celgene to Juno shall revert to Celgene;

(b) with respect to termination by Celgene pursuant to [***], for each Juno Program for which Celgene is exercising its termination right, [***];

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) Section 7.1.1(b), 7.1.1(c), 7.1.2(c), 7.1.2(d) and 7.1.2(e) shall survive such termination;

(d) all Development & Commercialization Agreements previously entered into by the Parties for Programs for which either Party exercised its Option shall continue in full force, in accordance with the terms and conditions of such Development & Commercialization Agreements, as applicable;

(e) each Party shall return or destroy all Confidential Information of the other Party with respect to any terminated Programs [***] in the terminated Programs being researched, Developed, Manufactured or Commercialized under this Agreement, as required by Article 8; and

(f) Section 11.9 shall apply.

11.8 Juno Reversion Compounds.

11.8.1. Reversion. If this Agreement terminates with respect to one or more Juno Programs and/or Eligible BD Programs for which Juno is the BD Acquiring Party [***], or if rights revert to Juno pursuant to Sections 2.9.1, then [***] such terminated Juno Programs, Eligible BD Programs [***] shall be deemed “Juno Reversion Compounds” and Celgene shall grant, shall (within [***] after the Effective Date) cause its Affiliates to grant, and hereby grants to Juno a non-exclusive, worldwide, royalty-free, non-transferable (except as provided in Section 12.4) license, with the right to grant sublicenses, [***], in each case that are [***], to research, develop, manufacture, use, import, offer for sale, sell, and commercialize Juno Reversion Compounds and products containing such Juno Reversion Compounds in the Territory in the Field, in each case solely to the extent that [***], as applicable.

11.8.2. Effects of Reversion. With respect to any [***] that becomes a Juno Reversion Compound:

(a) Celgene shall return to Juno within a reasonable time, at no cost to Juno, all tangible embodiments of Juno Know-How transferred by Juno to Celgene with respect to each such Juno Reversion Compound;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) Except to the extent not permitted pursuant to any agreements between Celgene and a Third Party, Celgene shall provide to Juno, within a reasonable time, at Juno’s request, subject to [***] pertaining to the applicable Juno Reversion Compounds [***] of such Juno Reversion Compounds under the terms of this Agreement;

(c) With respect to [***] that becomes a Juno Reversion Compound as a result of termination of this Agreement or termination as to all Programs at a time during which Celgene is conducting a preclinical study or Clinical Trial [***], Celgene will [***], if such termination is pursuant to Section 11.2 (by Juno), 11.3, 11.4 (by Juno), 11.5 (by Juno), or 11.6 (by Juno), and otherwise [***]; and

(d) If Celgene has obtained a Third Party License with respect to such Juno Reversion Compound and Juno is a sublicensee under such Third Party License, then [***] under such Third Party License to the extent [***].

11.9 Celgene Reversion Compounds.

11.9.1. Reversion. If this Agreement terminates with respect to one or more Celgene Programs and/or Eligible BD Programs for which Celgene is the BD Acquiring Party [***], or if rights revert to Celgene pursuant to Section 2.9.2, then [***] such terminated Celgene Programs, Eligible BD Programs [***] shall be deemed “Celgene Reversion Compounds” and Juno shall grant, shall (within [***] after the Effective Date) cause its Affiliates to grant, and hereby grants to Celgene a non-exclusive, worldwide, royalty-free, non-transferable (except as provided in Section 12.4) license, with the right to grant sublicenses, [***], under [***], in each case that are [***], to research, develop, manufacture, use, import, offer for sale, sell, and commercialize Celgene Reversion Compounds and products containing such Celgene Reversion Compounds or Products made using such Celgene Reversion Compounds in the Territory in the Field, in each case solely to the extent that [***], as applicable.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.9.2. Effects of Reversion. With respect to any [***] that becomes a Celgene Reversion Compound:

(a) Juno shall return to Celgene within a reasonable time, at no cost to Celgene, all tangible embodiments of Celgene Know-How transferred by Celgene to Juno with respect to each such Celgene Reversion Compound;

(b) Except to the extent not permitted pursuant to any agreements between Juno and a Third Party, Juno shall provide to Celgene, within a reasonable time, at Celgene’s request, subject to [***] pertaining to the applicable Celgene Reversion Compounds [***] of such Celgene Reversion Compounds under the terms of this Agreement;

(c) With respect to [***] that becomes a Celgene Reversion Compound as a result of termination of this Agreement or termination as to all Programs at a time during which Juno is conducting preclinical studies or a Clinical Trial [***], Juno will [***], if such termination is pursuant to Section 11.2 (by Celgene), 11.3, or 11.4 (by Celgene), or 11.5 (by Celgene), and otherwise [***]; and

(d) If Juno has obtained a Third Party License with respect to such Celgene Reversion Compound and Celgene is a sublicensee under such Third Party License, then [***] under such Third Party License to the extent [***].

11.10 Surviving Provisions.

11.10.1. Accrued Rights; Remedies. Termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination, relinquishment or expiration, including the payment obligations under Article 6 hereof, and any and all Damages or remedies (whether in law or in equity) arising from any breach hereunder. Such termination, relinquishment or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination of this Agreement. Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article 11 are in addition to any other relief and remedies available to either Party under this Agreement and at Law.

11.10.2. Survival. Notwithstanding any provision herein to the contrary, any rights or obligations otherwise accrued hereunder (including any accrued payment obligations) shall survive the expiration or termination of this Agreement. Further, the rights and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

obligations of the Parties set forth in the following Sections and Articles shall survive the expiration or termination of this Agreement, in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this Agreement:

(a) Sections 1.7 (with respect to a Party’s right to exercise a BD Option following the expiration of this Agreement), 2.5 (as to activities conducted during the Term and activities conducted by either Party following termination, where such Party retains rights to Develop, Manufacture and Commercialize Products or Development Candidates pursuant to Section 11.7.1 (with respect to Celgene) or Section 11.7.2 (with respect to Juno)), 2.6, 2.7 (to the extent that either Party retains rights to Develop, Manufacture and Commercialize Products or Development Candidates pursuant to Section 11.7.1 (with respect to Celgene) or Section 11.7.2 (with respect to Juno)), 2.8.2 (to the extent that the Materials Receiving Party retains a license to use such Materials following termination), 2.8.3 (as to Materials transferred during the Term), 2.9, 3.1.5(b) (with respect to a Party’s right to exercise its Option for [***] following the expiration of this Agreement), 3.1.8, 7.1.1(b), 7.1.1(c), 7.1.2(b), 7.1.2(c), 7.1.2(d), 7.1.2(e), 7.1.4, 7.1.5, 7.1.6, 7.1.7, 7.2 (with the exception of Section 7.2.8), 7.3.2, 7.3.4 (to the extent applicable to Section 7.3.2), 7.3.8 (to the extent applicable to Section 7.3.2), 7.3.9 (to the extent applicable to Section 7.3.2), 7.5.4, 7.5.5 (to the extent applicable to Section 7.5.4), 7.5.6 (to the extent applicable to Section 7.5.4), 7.5.7 (to the extent applicable to Section 7.5.4), , 7.7, 7.8, Article 8 (excluding Section 8.7.1 (as to activities conducted during the Term with respect to the terminated Program or Programs), and with respect to Sections 8.6, 8.7.1 and 8.7.2, only with respect to any Programs that are the subject of executed Development & Commercialization Agreements remaining in effect), 9.4.1(e)(v), Article 10 (to the extent applicable to claims arising during the Term or any claims relating to breaches of provisions that are deemed to survive pursuant to this Agreement), and Sections 11.7, 11.8, 11.9, 11.10 and 12;

(b) With respect to any Programs that are the subject of executed Development & Commercialization Agreements remaining in effect, Sections 2.3.4, 4, 5.1, 5.2, 5.3, 5.4, and 9.4; and

(c) Additionally, if Section 11.7.1 or 11.7.2 apply to a given Program that is terminated, 2.4.2 and 3.2 (with respect to any Programs that are the subject of any executed Development & Commercialization Agreements then remaining in effect), 7.6 and Article 10 (to the extent applicable to claims arising after such expiration or termination), to the extent that a Party retains a license from the other Party to Develop, Manufacture or Commercialize Products or Development Candidates thereafter, provided that such survival shall be limited to any specific time periods set forth in such Articles and Sections, if any.

11.10.3. Relationship to Other Agreements. Termination of this Agreement with respect to a Program shall not affect in any way the terms or provisions of any then-existing executed Development & Commercialization Agreement for any other Program, or the Equity Purchase Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 12

MISCELLANEOUS

12.1 Severability. If any one or more of the terms or provisions of this Agreement is held by a court of competent jurisdiction or arbitrator to be void, invalid or unenforceable in any situation in any jurisdiction, such holding shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the invalid, void or unenforceable term or provision in any other situation or in any other jurisdiction and the term or provision shall be considered severed from this Agreement, unless the invalid or unenforceable term or provision is of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid or unenforceable term or provision. If the final judgment of such court or arbitrator declares that any term or provision hereof is invalid, void or unenforceable, the Parties agree to (a) reduce the scope, duration, area or applicability of the term or provision or to delete specific words or phrases to the minimum extent necessary to cause such term or provision as so reduced or amended to be enforceable, and (b) make a good faith effort to replace any invalid or unenforceable term or provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

12.2 Notices. Any notice required or permitted to be given by this Agreement shall be in writing and in English and shall be (a) delivered by hand or by overnight courier with tracking capabilities, (b) mailed postage prepaid by first class, registered, or certified mail, or (c) delivered by facsimile followed by delivery via either of the methods set forth in Sections 12.2 (a) and (b), in each case, addressed as set forth below unless changed by notice so given:

If to Celgene:

Celgene Corporation

86 Morris Avenue

Summit, NJ 07901

Attention:      Senior Vice President Business Development

Telephone:    [OMITTED]

Facsimile:     [OMITTED]

If to Celgene RIVOT:

Celgene RIVOT Ltd.

Clarendon House, 2 Church Street

Hamilton, HM 11

Bermuda

Attention:      Chief Operations Officer

Telephone:    [OMITTED]

Facsimile:     [OMITTED]

With copies to (in the case of either Celgene or Celgene RIVOT ):

Celgene Corporation

86 Morris Avenue

Summit, New Jersey 07901

Attention:      General Counsel

Telephone:    [OMITTED]

Facsimile:     [OMITTED]

And:

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Attention:      David E. Schulman and Thomas Rayski

Telephone:    (202) 261-3440

Facsimile:     (202) 261-3333

If to Juno:

Juno Therapeutics, Inc.

307 Westlake Avenue North, Suite 300

Seattle, Washington 98109

Attention:     General Counsel

Telephone:   [OMITTED]

Email: legalnotice@junotherapeutics.com

With copies to:

Latham & Watkins, LLP

140 Scott Drive

Menlo Park, CA 94025

Attention: Robert Koenig and Judith Hasko

Telephone: (650) 328-4600

Facsimile: (650) 463-2600

Any such notice shall be deemed given on the date received, except any notice received after 5:30 p.m. (in the time zone of the receiving party) on a Business Day or received on a non-Business Day shall be deemed to have been received on the next Business Day. A Party may add, delete, or change the person or address to which notices should be sent at any time upon written notice delivered to the other Party in accordance with this Section 12.2.

12.3 Force Majeure. Except for the payment of money, no Party shall be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to a cause beyond the reasonable control of a Party, including acts of God, fires, earthquakes, acts of war, terrorism, or civil unrest, or hurricane or other inclement weather (“Force Majeure”); provided, however, that the affected Party promptly notifies the other Party and further provided that the affected Party shall use its commercially reasonable efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the Parties shall negotiate in good faith any modifications of the terms of this Agreement that may be necessary or appropriate in order to arrive at an equitable solution.

12.4 Assignment.

12.4.1. Generally. This Agreement may not be assigned by any Party, nor may any Party delegate its obligations or otherwise transfer licenses or other rights created by this Agreement, except as expressly permitted hereunder without the prior written consent of the other Party, which consent will not be unreasonably withheld, delayed or conditioned

12.4.2. Celgene. Notwithstanding the limitations in Section 12.4.1, Celgene Corp. and Celgene RIVOT may assign this Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates solely as provided in this Section 12.4.2 or (b) its successor in interest in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement; provided however that, except in the case where Celgene Corp., or Celgene RIVOT, as applicable, [***], (i) Celgene Corp. or Celgene RIVOT, as applicable, provides Juno with at least [***] advance written notice of any such assignment(s), (ii) prior to such assignment(s), Celgene Corp. or Celgene RIVOT, as applicable, agrees in a written agreement delivered to Juno (and upon which Juno may rely) to remain fully liable for the performance of its obligations under this Agreement by its assignee(s), and (iii) prior to such assignment(s), the assignee(s) agree in a written agreement delivered to Juno (and upon which Juno may rely) to assume performance of all such assigned obligations. If Celgene Corp. or Celgene RIVOT, as applicable, wishes to assign [***], it will be permitted to do so conditioned on [***], pursuant to which [***].

12.4.3. Juno. Notwithstanding the limitations in Section 12.4.1, Juno may assign this Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates solely as provided in this Section 12.4.3 or (b) its successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement; provided however that, except in the case where Juno[***], (i) Juno provides Celgene with at least [***] advance written notice of any such assignment(s), (ii) prior to such assignment(s), Juno agrees in a written agreement delivered to Celgene (and upon which Celgene may rely) to remain fully liable for the performance of its obligations under this Agreement by its assignee(s), (iii) prior to such assignment(s), the assignee(s) agree in a written agreement delivered to Celgene (and upon which Celgene may rely) to assume performance of all such assigned obligations; (iv) in the case of any assignment(s) by Juno, [***], and (v) all of the matters referred to in clauses (i), (ii), (iii)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

and (iv), as applicable, will be set forth in documentation [***] prior to any such assignment(s) ([***]) and in all cases will provide [***]. If Juno wishes to assign any [***], it will be permitted to do so conditioned on [***], pursuant to which such [***].

12.4.4. All Other Assignments Null and Void. The terms of this Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators and permitted assigns of the Parties. Any purported assignment in violation of this Section 12.4 will be null and void ab initio.

12.4.5. Business Combinations. Notwithstanding anything to the contrary in this Agreement, with respect to any intellectual property rights controlled by the acquiring party or its Affiliates (if other than one of the Parties to this Agreement) involved in any Business Combination of either Party, such intellectual property rights shall not be included in the technology and intellectual property rights licensed to the other Party hereunder to the extent held by such acquirer or its Affiliate (other than the relevant Party to this Agreement) prior to such transaction, or to the extent such technology is developed outside the scope of activities conducted with respect to the Collaboration, any Program, Development Candidates, Products or related Diagnostic Products. The Juno IP and the Celgene Background IP shall exclude any intellectual property owned or controlled by a permitted assignee or successor and not developed in connection with the Collaboration, any Program, Development Candidates, Products, or related Diagnostic Products, researched, Developed or Commercialized pursuant to this Agreement or any Development & Commercialization Agreement. The following modifications to the Parties rights and obligations shall apply upon the occurrence of a Business Combination of a Party:

(a) Business Combination of Celgene. If Celgene undergoes a Business Combination, effective upon the closing of the Business Combination:

(i) Section 6.2 of the Equity Purchase Agreement shall apply.

(ii) Celgene’s right to exercise an Option with respect to [***] pursuant to Section 3.1.3 shall terminate, and [***].

(iii) Celgene’s right to exercise a BD Option for a [***] BD Program pursuant to Section 2.2.1 shall terminate.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(iv) Effective upon the closing of such Business Combination, if the Parties enter into a new Development & Commercialization Agreement thereafter with respect to a Program, Celgene’s rights to exercise an Option with respect to [***] pursuant to Section 3.1.5 shall terminate, and [***] with respect to such Program.

(v) Sections 12.4.3 (iv) and (v) shall no longer apply.

(vi) Any [***] upon the closing of such Business Combination.

(b) Business Combination of Juno. If Juno undergoes a Business Combination, effective upon the closing of the Business Combination:

(i) Juno’s obligations to offer to Celgene rights to exercise a BD Option for a [***] Program pursuant to Section 2.2.1 shall terminate, and [***] will no longer apply.

(ii) Effective upon the closing of such Business Combination, after the Parties have entered into a new Development & Commercialization Agreement thereafter with respect to a Program, Juno’s rights to exercise an Option with respect to [***] pursuant to Section 3.1.5 shall terminate, and [***] with respect to such Program.

(iii) Celgene shall have [***].

12.5 Waivers and Modifications. The failure of any Party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of such obligation. Waiver of any breach of any provision hereof shall not be deemed to be a waiver of any other breach of such provision or any other provision on such occasion or any succeeding occasion. No waiver, modification, release, or amendment of any obligation under or provision of this Agreement shall be valid or effective unless in writing and signed by the Parties against whom enforcement is sought.

12.6 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

12.7 Choice of Law; Jurisdiction; Venue. This Agreement shall be governed by, enforced, and shall be construed in accordance with the Laws of the State of New York without regard to any conflicts of law provision that would result in the application of the Laws of any State other than the State of New York and excluding the United Nations Convention on Contracts for the International Sales of Goods; provided however that with respect to matters

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

involving the enforcement, validity or scope of intellectual property rights, the Laws of the applicable country shall apply. Each Party hereby irrevocably and unconditionally (a) consents to submit to the non-exclusive jurisdiction of the state and federal courts located in New York, New York, for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby and (b) waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the state and federal courts of New York, New York, and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. In addition, during the pendency of any dispute under this Agreement initiated before the end of any applicable cure period, (i) this Agreement will remain in full force and effect, (ii) the provisions of this Agreement relating to termination will not be effective, (iii) the time periods for cure as to any termination notice given prior to the initiation of the court proceeding will be tolled, and (iv) neither of the Parties will issue a notice of termination pursuant to this Agreement based on the subject matter of the court proceeding (and no effect will be given to previously issued termination notices), until the court has confirmed the existence of the facts claimed by a Party to be the basis for the asserted material breach.

12.8 Arbitration.

12.8.1. General Rules. Solely with respect to any dispute under this Agreement that is expressly designated for final resolution by arbitration pursuant to this Section 12.8 (“Arbitration Eligible Dispute”), such dispute shall be resolved between the parties in accordance with the American Arbitration Association (“AAA”) Commercial Arbitration Rules (or the AAA International Arbitration Rules, if recommended under the AAA guidelines), as such rules and procedures may be modified by this Section 12.8 below or by agreement between the Parties:

(a) The Party seeking final resolution of an Arbitration Eligible Dispute pursuant to this Section 12.8, shall deliver to the other Party a written notice of such intent, such notice to include each issue for which the delivering Party seeks resolution (“Arbitration Notice”). Following receipt of the Arbitration Notice, the receiving Party shall have [***] to the Arbitration Notice. All issues included on the Arbitration Notice by either Party must be expressly designated for arbitration under this Agreement, or the Parties must agree to such inclusion in writing. The issues listed in the Arbitration Notice and in such reply will be the only issues submitted to such arbitration (the “Arbitration Issue(s)”).

(b) Within [***] following finalization of the Arbitration Issues, the Parties shall mutually select a single independent, conflict-free arbitrator, who shall have sufficient scientific background and experience to resolve the matter in dispute (the “Expert”). For any dispute pursuant to Section 7.2.6 or 4.7.6(b), the Expert must also be an experienced patent attorney or retired judge with substantial patent prosecution experience who is knowledgeable in the field of intellectual property law relating to the worldwide Development and Commercialization of pharmaceuticals and biologic therapeutics. If the Parties are unable to reach agreement on the selection of the Expert within [***] following finalization of the Arbitration Issues, then either or both Parties shall immediately request the AAA to select an Expert with the requisite scientific background, experience and expertise. The place of arbitration shall be Seattle, Washington, and all proceedings and communications shall be in English.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) Within [***] after the designation of the Expert, each of Juno and Celgene shall to submit its proposed resolution of each Arbitration Issue to the Expert, as well as a summary of its position with respect to each such issue (each such proposed resolution, a “Proposed Resolution”). Upon receipt of each Party’s Proposed Resolution, the Expert shall provide copies of the same to the other Party.

(d) Each party shall submit a written rebuttal to the other Party’s Proposed Resolution to the Expert within [***] of receiving the other Party’s Proposed Resolution. Within [***] after the Expert’s receipt of both Parties written response, the Expert shall set a date for a hearing for the presentation of evidence and legal argument concerning each Arbitration Issue.

(e) The Expert shall use all reasonable efforts to provide a final determination as to each Arbitration Issue within [***] of the hearing date, pursuant to Section 12.8.2(a) or (b), as applicable. The Parties understand and agree that any determination rendered by the Expert shall be final and binding on the Parties.

12.8.2. Final Decision.

(a) Expert Arbitration. For any dispute under this Agreement that is expressly designated to be submitted for expert arbitration pursuant to this Section 12.8.2(a), the provisions of Section 12.8.1 shall apply, except as follows: In making a final decision pursuant to Section 12.8.1(e), the Expert is authorized to and shall propose any resolution to each Arbitration Issue that, to the extent possible, reflects the terms and conditions of this Agreement, the Expert’s views as to how each Arbitration Issue should be resolved in the global pharmaceutical industry between two (2) independent companies focused on research, Development and Commercialization of therapeutics, and is fair and reasonable to the Parties in light of the totality of the circumstances and, where applicable, reflects financial valuation methodologies customarily utilized by leading investment banking firms who deliver so-called “fairness opinions” (the “Standard”).

(b) Baseball Arbitration. For any dispute under this Agreement that is expressly designated to be submitted for baseball arbitration pursuant to this Section 12.8.2(b), the provisions of the Section 12.8.1 shall apply, except as follows: In making the final decision pursuant to Section 12.8.1(e), the Expert’s final decision making authority will be limited to, selecting whichever of either Juno’s or Celgene’s Proposed Resolution more closely reflects the terms and conditions of this Agreement and, for those matters not addressed by the terms and conditions of this Agreement, more closely reflects the Standard.

12.8.3. Arbitration Costs. Each Party shall bear its own counsel fees, costs, and disbursements arising out of the dispute resolution procedures described in this Section 12.8, and shall pay an equal share of the fees and costs of the Expert and all other general fees related to any arbitration described in Section 12.8.1. Unless the Parties otherwise agree in writing, during the period of time that any arbitration proceeding described in this Section 12.8 is pending under

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

this Agreement, the Parties shall continue to comply with all those terms and provisions of this Agreement that are not the subject of such pending arbitration proceeding. All arbitration proceedings and decisions of the Expert under this Section 12.8 shall be deemed Confidential Information of both Parties under Article 8.

12.9 Relationship of the Parties. Juno and Celgene are independent contractors under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute (a) Juno as partner, agent, or joint venturer of Celgene or (b) Celgene as a partner, agent or joint venturer of Juno. Neither Juno nor Celgene shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of Celgene or Juno, respectively, or to bind Celgene or Juno, respectively, to any contract, agreement, or undertaking with any Third Party. There are no express or implied third party beneficiaries hereunder.

12.10 Entire Agreement. This Agreement, together with the attached Exhibits (including the form of each Development & Commercialization Agreement, and the Equity Purchase Agreement) and Schedules, contains the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior express or implied agreements, understandings and representations, either oral or written, which may have related to the subject matter hereof in any way, including the Existing Confidentiality Agreement (as set forth in Section 8.8) and any and all term sheets relating to the transactions contemplated by this Agreement and exchanged between the Parties prior to the Effective Date.

12.11 Counterparts. This Agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a fax machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a claim or defense with respect to the formation of a contract, and each Party forever waives any such claim or defense, except to the extent that such claim or defense relates to lack of authenticity.

12.12 Equitable Relief. Notwithstanding anything to the contrary herein, the Parties shall be entitled to seek equitable relief, including injunction and specific performance, as a remedy for any breach of this Agreement. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement but shall be in addition to all other remedies available at law or equity. The Parties further agree not to raise as a defense or objection to the request or granting of such relief that any breach of this Agreement is or would be compensable by an award of money damages.

12.13 Interpretation.

12.13.1. Generally. This Agreement has been diligently reviewed by and negotiated by and among the Parties, and in such negotiations each of them has been represented by competent counsel, and the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

12.13.2. Definitions; Pronouns. The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined and where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “any” shall mean “any and all” unless otherwise clearly indicated by context. The word “including,” “includes,” “include,” “for example,” and “e.g.” will be deemed to be followed by the words “without limitation.” The word “or” is disjunctive but not necessarily exclusive. The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

12.13.3. Subsequent Events. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein or therein), (ii) any reference to any Laws herein shall be construed as referring to such Laws as from time to time enacted, repealed, or amended, (iii) any reference herein to any Person shall be construed to include the Person’s successors and assigns, and (iv) all references herein to Articles, Sections, Schedules or Exhibits, unless otherwise specifically provided, shall be construed to refer to Articles, Sections, Schedules and Exhibits of this Agreement.

12.13.4. Headings. Headings, captions and the table of contents are for convenience only and are not to be used in the interpretation of this Agreement.

12.13.5. Prior Drafts. No prior draft of this Agreement nor any course of performance or course of dealing shall be used in the interpretation or construction of this Agreement.

12.13.6. Independent Significance. Although the same or similar subject matters may be addressed in different provisions of this Agreement, the Parties intend that, except as reasonably apparent on the face of the Agreement or as expressly provided in this Agreement, each such provision shall be read separately, be given independent significance and not be construed as limiting any other provision of this Agreement (whether or not more general or more specific in scope, substance or content).

12.14 Celgene Parties. The Parties hereby acknowledge and agree that (a) Celgene Corp. is the party to this Agreement with respect to all rights and obligations (including payment obligations) under this Agreement in the United States; and (b) Celgene RIVOT is the party to this Agreement with respect to all rights and obligations (including payment obligations and the right to enter into any [***] Co-Co Agreement or any License Agreement) under this Agreement outside of the United States.

12.15 Further Assurances. Each Party shall execute, acknowledge and deliver such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.

[Signature Page Follows]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this AMENDED AND RESTATED MASTER RESEARCH AND COLLABORATION AGREEMENT to be executed by their respective duly authorized officers as of the Execution Date.

CELGENE CORPORATION

By:	/s/ Robert J. Hugin
Name: Robert J. Hugin
Title: CEO

[Signature Page to Amended and Restated Master Research and Collaboration Agreement]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this AMENDED AND RESTATED MASTER RESEARCH AND COLLABORATION AGREEMENT to be executed by their respective duly authorized officers as of the Execution Date.

CELGENE RIVOT LTD.

By:	/s/ Kevin Mello
Name: Kevin Mello
Title: Director

[Signature Page to Amended and Restated Master Research and Collaboration Agreement]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this AMENDED AND RESTATED MASTER RESEARCH AND COLLABORATION AGREEMENT to be executed by their respective duly authorized officers as of the Execution Date.

JUNO THERAPEUTICS, INC.

By:	/s/ Hans Bishop
Name: Hans Bishop
Title: President & CEO

[Signature Page to Amended and Restated Master Research and Collaboration Agreement]

EXHIBIT A

FORM OF LICENSE AGREEMENT

LICENSE AGREEMENT

by and among

JUNO THERAPEUTICS, INC.

and

CELGENE CORPORATION

and

CELGENE RIVOT LTD.

Dated as of [●], [●]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-i-

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-ii-

-iii-

LIST OF EXHIBITS

Exhibit A	Licensed Program
Exhibit B	Licensed Target, Licensed Candidates and [***]
Exhibit C-1	Financial Terms – CD19 Program
Exhibit C-2	Financial Terms – CD22 Program
Exhibit C-3	Financial Terms – Other Juno Programs and [***] Programs
Exhibit D	Press Release
Exhibit E	Form of License Material Transfer Agreement
Exhibit F	Commercialization Opt-In Terms

LIST OF SCHEDULES

Schedule 6.1.1	Patents Licensed to Celgene
Schedule 6.1.2	Patents Licensed to Juno

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-iv-

LICENSE AGREEMENT

This LICENSE AGREEMENT (this “License Agreement”) is entered into and made effective as of [●], 20             (the “License Agreement Effective Date”) by and among Juno Therapeutics, Inc., a Delaware corporation (“Juno”), and Celgene Corporation, a Delaware corporation (“Celgene Corp.”), with respect to all rights and obligations under this License Agreement in the United States, and Celgene RIVOT Ltd. (“Celgene RIVOT”), with respect to all rights and obligations under this License Agreement outside of the United States, (Celgene RIVOT and Celgene Corp. together, “Celgene”). Celgene and Juno are each referred to herein as a “Party” or, collectively, as the “Parties.”

RECITALS

WHEREAS, Juno, Celgene Corp. and Celgene RIVOT entered into that certain Master Research and Collaboration Agreement, dated as of June 29, 2015 (as amended, the “Master Collaboration Agreement”), pursuant to which Celgene has an exclusive option to obtain an exclusive license to develop, manufacture and commercialize Development Candidates arising out of activities conducted pursuant to certain Juno Programs in the ROW Territory (each, as defined in the Master Collaboration Agreement);

WHEREAS, pursuant to the terms of the Master Collaboration Agreement, upon exercise by Celgene of certain options with respect to a Juno Program, the Parties are obligated to enter into either a license agreement or a co-development and co-commercialization agreement with respect to such Juno Program;

WHEREAS, pursuant to Section 3.1.1 (where the Program is a Juno Program), or Section 3.1.5 (where the Program is an [***] Program (as defined in the Master Collaboration Agreement) [***]) of the Master Collaboration Agreement, with respect to the Licensed Program, the Parties are obligated to enter into a license agreement upon exercise by Celgene of an Option with respect to such Program;

WHEREAS, Celgene has delivered an Option Exercise Notice pursuant to Section 3.1.3 or 3.1.5, in each case of the Master Collaboration Agreement for the Licensed Program, and accordingly, Celgene and Juno are obligated to enter into this License Agreement for such Licensed Program pursuant to which Juno grants to Celgene (a) exclusive rights in the ROW Territory with respect to the development, manufacture and commercialization of Development Candidates, Products and Diagnostic Products (as defined in the Master Collaboration Agreement), and (b) under certain circumstances set forth in this License Agreement, the right to exercise an option to co-Commercialize (with Juno and Juno’s Affiliates) such Licensed Products in the North America Territory in certain Indications (as defined in the Master Collaboration Agreement), in each case on the terms and subject to the conditions set forth herein;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

WHEREAS, under certain circumstances set forth in this License Agreement, Celgene grants to Juno the right to exercise an option to co-Commercialize (with Celgene and Celgene’s Affiliates) such Licensed Products in the Major EU Market Countries; and

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used, but not defined, herein will have the meanings ascribed to them in the Master Collaboration Agreement.

1.1 “Celgene Relevant Licensed IP” means, with respect to the Licensed Program, all Celgene IP Controlled by Celgene and/or its Affiliates as of the License Agreement Effective Date or at any time thereafter during the License Term that (i) [***] (1) Licensed Candidates, (2) Licensed Products and/or (3) Licensed Diagnostic Products for such Licensed Candidates or Licensed Products, or (ii) is [***] (1) Licensed Candidates, (2) Licensed Products and/or (3) Licensed Diagnostic Products for such Licensed Candidates or Licensed Products, [***], and in each case subject to the following sentence. Notwithstanding anything to the contrary in this Section 1.1, Patents included in the Celgene Relevant Licensed IP shall not include (A) any Patents to the extent such Patents [***], or (B) any Patents to the extent such Patents [***].

1.2 “Commercialization Opt-In Terms” means the additional terms of participation by a Party in Commercialization Activities relating to Licensed Products following exercise of the Commercialization Opt-In Right pursuant to Section 3.3.1 (by Juno with respect to the Major EU Market Countries), or Section 3.3.2 (by Celgene with respect to the North America Territory), as set forth on Exhibit F.

1.3 “Comparable License Third Party Product” means, on a Licensed Product-by-Licensed Product and country-by-country basis:

(a) For any Licensed Product containing a Licensed Candidate [***], any pharmaceutical product (i) that contains [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

[***] such approved Licensed Product; (ii) [***], or (b) [***]; and (iii) is sold in the [***] country [***] Licensed Product by [***]. A pharmaceutical product that is [***] shall be a Comparable License Third Party Product with respect to such Licensed Product in such country; and

(b) For any Licensed Product containing a Licensed Candidate [***], any pharmaceutical or biological product (i) that contains (a) [***] such Licensed Product, or (b) [***], (ii) for which [***], (iii) is [***], or any other equivalent [***] in such country, and (iv) is sold in the [***] country [***] Licensed Product by [***].

1.4 “First License Sale” means, on a Licensed Product-by-Licensed Product and Licensed Diagnostic Product-by-Licensed Diagnostic Product basis, the first sale [***] by Celgene or its Affiliates or Sublicensees for use or consumption by [***] of such Licensed Product (or Licensed Diagnostic Product, as applicable) in the ROW Territory for which [***] Regulatory Approvals [***] to sell such Licensed Product (or Licensed Diagnostic Product, as applicable) [***] have been granted; in each case, provided, however, that the following shall not constitute a First License Sale: (a) any sale to an Affiliate or Sublicensee unless the Affiliate or Sublicensee is the last entity in the distribution chain of the Licensed Product (or Licensed Diagnostic Product, as applicable); (b) any use of such Licensed Product or Licensed Diagnostic Product in Clinical Trials, non-clinical development activities or other development activities with respect to such Licensed Product or Licensed Diagnostic Product by or on behalf of a Party, or disposal or transfer of such Licensed Product or Licensed Diagnostic Product for a bona fide charitable purpose; and (c) compassionate use, in each case for which no payment is received by Celgene, its Affiliates or Sublicensees.

1.5 “Juno Licensed IP” means, with respect to the Licensed Program, all Juno IP Controlled by Juno and/or its Affiliates as of the License Agreement Effective Date or at any time thereafter during the License Term that (i) [***] (1) Licensed Candidates, (2) Licensed Products and/or (3) Diagnostic Products for such Licensed Candidates or Licensed Products (such Diagnostic Products, “Licensed Diagnostic Products”) or (ii) [***], and in each case subject to the following sentence. Notwithstanding anything to the contrary in this Section 1.6 Patents included in the Juno Licensed IP shall not include (A) any Patents to the extent such Patents [***], or (B) any Patents to the extent such Patents [***].

1.6 “License Annual Unit Sales” means, on a Licensed Product-by-Licensed Product and Licensed Diagnostic Product-by-Licensed Diagnostic Product basis, the total number of units of such Licensed Product or such Licensed Diagnostic Product sold by Celgene, its Affiliates and Sublicensees in the Territory in a particular [***].

1.7 “License Commercialization Plan” means, on a Licensed Product-by-Licensed Product basis, the plan for the Commercialization of such Licensed Product (and corresponding Licensed Diagnostic Products if applicable) in the ROW Territory and North America Territory during a given [***], as prepared by Celgene (with respect to the ROW Territory) and by Juno (with respect to the North America Territory) and approved by the JCC in accordance with Section 3.4.2.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

1.8 “License Development Plan” means, on a Licensed Product-by-Licensed Product basis, the plan for the Development of such Licensed Product (and corresponding Licensed Candidates and if applicable Licensed Diagnostic Products) in the ROW Territory and the North America Territory during a given [***], as prepared by Celgene (with respect to the ROW Territory) and by Juno (with respect to the North America Territory) and approved by the JRDC in accordance with Section 2.2.5.

1.9 “License [***]” means the [***] for the Licensed Program listed on Exhibit B, as such list may be amended from time to time if Celgene exercises its Option with respect to an [***] Program that includes [***] (where such [***] Program was internally developed by Juno), pursuant to Section 3.1.5 of the Master Collaboration Agreement.

1.10 “License Net Sales” means, with respect to any Licensed Product or Licensed Diagnostic Product, the [***] amounts [***] by Celgene, its Affiliates and Sublicensees (each, a “License Selling Party”) to Third Party customers for sales of such Licensed Product or Licensed Diagnostic Product, less the following deductions [***] in accordance with (as applicable to the License Selling Party) the Accounting Principles, for:

(a) [***];

(b) [***];

(c) [***];

(d) [***];

(e) [***]; and

(f) [***].

If non-monetary consideration is received by a License Selling Party for any Licensed Product or Licensed Diagnostic Product in the relevant country, License Net Sales will be calculated based on the [***]. Notwithstanding the foregoing, License Net Sales shall not be imputed to transfers of Licensed Products or Licensed Diagnostic Products, as applicable, for use in [***].

License Net Sales shall be determined on, and only on, the first sale by Celgene or any of its Affiliates or Sublicensees to a non-Sublicensee Third Party.

If a Licensed Product is sold as part of a Licensed Combination Product, License Net Sales will be the product of (i) License Net Sales of the Licensed Combination Product calculated as above (i.e., calculated as for a non-Licensed Combination Product) and (ii) the fraction [***], where:

[***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

1.11 “Licensed Combination Product” means any Licensed Product comprising a Licensed Candidate and one or more other active ingredient(s) that is not itself a Licensed Candidate (such other active ingredients, “Other Actives”). For clarification, the term “Other Active,” when referring to an ingredient included in such Licensed Product refers to ingredients that are incorporated or included in the Licensed Product for [***] (whether in the same or different formulations, or dosed separately or together) for the purpose of [***]; the term excludes such ingredients that are present in such a Licensed Product [***].

1.12 “Licensed Diagnostic Product Royalty Term” means, with respect to Licensed Diagnostic Products related to Licensed Products, on a Licensed Diagnostic Product-by-Licensed Diagnostic Product and country-by-country basis, the period of time commencing on the First License Sale of such Licensed Diagnostic Product in such country and expiring upon the later of (a) the expiration of the last Valid Claim of a Patent [***] of such Licensed Diagnostic Product in such country, and (b) the [***] anniversary of the date of First License Sale of such Licensed Diagnostic Product in such country.

1.13 “Licensed Product Data” means, subject to Section 2.2.6, all relevant data included in the Know-How Controlled by either Party or its Affiliates in relation to the Licensed Products for use in the Field that: (a) is in existence at the License Agreement Effective Date; (b) is [***], Licensed Products or Licensed Diagnostic Products in the Field; or (c) otherwise relates to any Licensed Product or Licensed Diagnostic Product and is [***] Regulatory Approval of the Licensed Products or Licensed Diagnostic Products in the Field. Licensed Product Data Controlled by Celgene or its Affiliates shall be “Celgene Licensed Product Data” and Licensed Product Data Controlled by Juno or its Affiliates shall be “Juno Licensed Product Data”.

1.14 “Licensed Product Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period of time commencing on the First License Sale of such Licensed Product in such country and expiring upon (a) where the Licensed Product (i) [***], or (ii) [***], or (b) where the Licensed Product [***], upon the latest of (i) the expiration of the last Valid Claim of a [***] of such Licensed Product in such country, (ii) the expiration of License Regulatory-Based Exclusivity of such Licensed Product in such country, and (iii) the [***] of the date of First License Sale of such Licensed Product in such country.

1.15 “Licensed Program” has the meaning set forth in Section 2.1.1.

1.16 “Licensed Regulatory-Based Exclusivity” means, on a Licensed Product-by-Licensed Product and country-by-country basis, that (a) Celgene or any of its Affiliates or Sublicensees has been granted the exclusive legal right by a Regulatory Authority (or is otherwise entitled to the exclusive legal right by operation of Law) in such country to market and sell the Licensed Product or the active ingredient comprising such Licensed Product in such country, or (b) the data and information submitted by Celgene or any of its Affiliates or Sublicensees to the relevant Regulatory Authority in such country for purposes of obtaining Regulatory Approval for such Licensed Product may not be disclosed, referenced or relied upon in any way by any Person other than to support the Regulatory Approval or marketing of any

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

product by a Third Party in such country other than (i) Celgene, its Affiliates or Sublicensees, or (ii) solely to the extent permitted in this License Agreement, Juno, its Affiliates or Sublicensees (including in each case by relying upon the Regulatory Authority’s previous findings regarding the safety or effectiveness of the Licensed Product).

1.17 Additional Definitions. Each of the following terms has the meaning described in the corresponding section of this License Agreement indicated below:

Defined Term:	Section:
Additional Study	2.2.6(c)
Adverse Study Effect	2.2.6(c)(3)
[***]	2.2.7
Celgene	Preamble
Celgene Corp.	Preamble
Celgene Licensed Product Data	1.13
Celgene RIVOT	Preamble
[***]	3.3.2
Commercialization Opt-In Activities	Exhibit F
Commercialization Opt-In Right	3.3.2
Commercialization Report	3.4.4
Cure Period	9.3.1
Floor Royalty	5.4.3
Indemnification Claim	8.3
Indemnitee	8.3
Indemnitor	8.3
[***]	5.5.3
Juno	Preamble
Juno Licensed Product Data	1.13
Juno Reversion Products	9.8.1
[***]	Exhibit C-1
License Agreement	Preamble
License Agreement Effective Date	Preamble
License Competitive Infringement	6.5.1
License Covering Patent	6.6.1
License Enforcement Proceeding	6.5.2(h)
License Material Transfer Agreement	2.6.1
License Material Transfer Agreement Effective Date	Exhibit E
License Materials	2.6.1
License Materials Receiving Party	2.6.1
License Purpose	2.6.1
License Selling Party	1.10

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

Defined Term:	Section:
License Step-In Proceeding	6.5.2(h)
License Term	9.1.1
License Third Party Payment	6.10
License Transferring Party	2.6.1
Licensed Candidates	Exhibit B
Licensed Diagnostic Product	1.5
Licensed Product Patents	6.5.2(a)
Licensed Program	Exhibit A
Licensed Program Assets	2.8
Licensed Target	Exhibit B
Master Collaboration Agreement	Recitals
[***]	3.3.2
Non-Proposing Party	2.2.6(c)(1)
Other Actives	1.11
Package	5.4.5
Party or Parties	Preamble
Patent Term Extension	6.6.1
Paying Party	5.5.3
Payee Party	5.5.3
Research Cost Report	2.2.4
Pharmacovigilance Agreement	2.3.5(a)
Proposing Party	2.2.6(c)
Safety and CMC Data	2.3.3(b)
[***]	9.2.2
[***]	5.5.3(b)

1.18 Definitions from Master Collaboration Agreement. Capitalized terms used herein but not defined, including each of the following terms, have the meaning described in the Master Collaboration Agreement:

Defined Term:

Accounting Principles

Affiliate

Antibody Construct

Antitrust Law

Bankruptcy Code

Biologic Therapeutic

Biologics License Application or BLA

Business Combination

Business Day

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

Defined Term:

Calendar Quarter

Calendar Year

CD19 Program

CD22 Program

Celgene Background IP

Celgene Indemnitees

Celgene IP

Celgene Co-Promote Program

Celgene Co-Promote Right

Celgene Option Exercise Notice

Celgene Patents

Celgene Platform Technology

Celgene Upstream Agreement

Cellular Therapy Development Candidate

Cellular Therapy Products

Clinical Trial

CMC Activities

Collaboration IP

Commercialization

Commercialization Activities

Commercialization Lead Party

Commercialization Opt-In Right

Commercially Reasonable Efforts

Confidential Information

Control, Controls or Controlled

Core Dossier Study

Cover, Covering or Covered

Damages

[***]

Development

Development & Commercialization Agreement

Development Candidate

Development Lead Party

Diagnostic Product

Dollars or $

EMA

Equity Purchase Agreement

Executive Officers

FDA

Field

FTE Rate

Good Clinical Practices or GCP

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

Defined Term:

Good Laboratory Practices or GLP

Good Manufacturing Practices or GMP

Hatch-Waxman Act

[***] Agent or [***]

In Vivo Product

IND

Indication

Inventions

Joint Collaboration IP

JRDC

JSC

Juno Background IP

Juno Indemnitees

Juno IP

Juno Patents

Juno Platform Technology

Juno Program

Juno Program Assets

Juno Upstream Agreements

Know-How

Law or Laws

Licensed Product

Litigation Conditions

MAA

Major EU Market Countries

Manufacture or Manufacturing

Manufacturing Agreement

New Drug Application or NDA

North America Territory

Offering Party

Option

Option Exercise Notice

Patent

Patent Committee

Person

Phase 3 Clinical Trial

Phase 4 Clinical Trial

Pivotal Clinical Trial

Products

Product Liability

Program

Prosecution and Maintenance

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

Defined Term:

Regulatory Approval

Regulatory Authority

Regulatory Materials

Research

Resulting Patents

ROW Territory

Small Molecule Compound

Specifically Directed

Sublicensee

Target

Territory

Third Party

Third Party License

[***]

[***] Program

[***] Option Exercise Notice

[***] Program

United States or U.S.

Valid Claim

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ARTICLE 2

DEVELOPMENT, REGULATORY AND SUPPLY

2.1 Licensed Program, Licensed Target and Candidates.

2.1.1 Licensed Program. The Licensed Program is the Program set forth on Exhibit A.

2.1.2 Licensed Target. The Licensed Target is set forth on Exhibit B.

2.1.3 Licensed Candidates. The Licensed Candidates, as of the License Agreement Effective Date, are set forth on Exhibit B.

2.1.4 [***]. The [***] under this License Agreement are set forth on Exhibit B, as such [***] may be amended from time to time.

2.2 Development.

2.2.1 Diligence. Celgene, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to Develop and Commercialize Licensed Product in the Field in the ROW Territory and otherwise to perform its obligations under the License Development Plan. Juno, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to perform its obligations under the License Development Plan. Juno, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to perform Manufacturing services with respect to Licensed Products that are [***] Products for the ROW Territory, if any, as set forth in Section 2.4 of this License Agreement, Section 2.10 of the Master Collaboration Agreement, and the Manufacturing Agreement, if executed. Celgene, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to Manufacture Licensed Products that are [***] Products for clinical and commercial purposes for use outside the ROW Territory as set forth in Section 2.4 of this License Agreement and Section 2.10 of the Master Collaboration Agreement. Each Party will reasonably cooperate with the other Party in performing the foregoing obligations.

2.2.2 Assistance. During the License Term, each Party will cooperate with the other Party to provide reasonable assistance requested by such other Party, to facilitate the transfer of Development, Manufacture (if applicable) and Commercialization efforts related to Licensed Candidates, Licensed Products and Licensed Diagnostic Products, including assistance with respect to regulatory and Clinical Trial transition matters, and with the transfer to the other Party of any additional Know-How licensed to such other Party under Section 2.6. Such cooperation will include providing the other Party with reasonable access in-person or by teleconference to such Party’s personnel involved in the Research, Development and Manufacture of Licensed Candidates, Licensed Products and Licensed Diagnostic Products. Each Party shall provide the other Party with a reasonable level of assistance and consultation in connection with the transfer described in this Section 2.2.2 [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.2.3 Roles and Responsibility. As of and after the License Agreement Effective Date, except as set forth in Sections 2.2.6, and subject to Section 2.3, Celgene will be the Development Lead Party for Licensed Products pursuant to this License Agreement in the ROW Territory, and will assume sole responsibility for, and control of, all activities relating to the Development of Licensed Candidates, Licensed Products and Licensed Diagnostic Products in the Field in the ROW Territory, and, except as otherwise set forth in this License Agreement, [***]. Juno will be the Development Lead Party of Licensed Products pursuant to this License Agreement outside of the ROW Territory, and will have sole responsibility for, and control of, all activities relating to the Development of Licensed Candidates, Licensed Products and Licensed Diagnostic Products in the Field outside of the ROW Territory, and, except as otherwise set forth in this License Agreement, [***] the Development of Licensed Candidates, Licensed Products and Licensed Diagnostic Products in the Field outside of the ROW Territory.

2.2.4 Research. The Parties shall discuss, through the JRDC, the scope of Research activities, that are to be conducted in relation to the Licensed Candidates, Licensed Products and Licensed Diagnostic Products, and such Research activities and allocation thereof between the Parties shall be set forth in a Research plan that is a component of the License Development Plan. The costs of conducting Research activities in both the ROW Territory and the North America Territory in relation to the License Program shall be reflected in a Research budget approved with the applicable Research plan. Promptly following the License Agreement Effective Date, the JRDC shall agree upon a form of cost report to be prepared and submitted by each Party to the JRDC on a Calendar Quarterly basis setting forth the costs incurred by each Party in conducting Research activities in accordance with the License Development Plan and the Research budget in the previous Calendar Quarter (the “Research Cost Report”). Within [***] after the end of each Calendar Quarter following the License Agreement Effective Date (or the determination by the JRDC of the scope of Research activities to be conducted by the Parties under the License Development Plan, if later), each Party shall submit its Research Cost Report for the previous Calendar Quarter to the other Party. The Parties shall [***] conducting Research activities pursuant to the Research plan. Unless the Parties otherwise agree in writing, each Party shall be [***]. Decisions regarding Research will [***].

2.2.5 License Development Plan.

(a) Scope and Preparation. Promptly after the License Agreement Effective Date, Juno (with respect to Development of the Licensed Candidates, Licensed Products and Licensed Diagnostic Products in the North America Territory) and Celgene (with respect to Development of the Licensed Candidates, Licensed Products and Licensed Diagnostic Products in the ROW Territory) shall each prepare and submit to the JRDC for review and approval a portion of an initial global License Development Plan. All [***] either Party or its Affiliates in conducting Development activities (excluding Research activities, which are addressed in Section 2.2.4) pursuant to the License Development Plan shall be [***], subject to Section 2.2.6. The JRDC will set the required form and contents of the License Development Plan, and will review and approve each updated License Development Plan. Subject to the Development Lead Party’s right to make a final decision pursuant to Section 4.2.5 of the Master Collaboration

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Agreement with respect to its territory (for Juno, outside the ROW Territory and for Celgene, the ROW Territory), the License Development Plan shall incorporate any reasonable comments made by either Party. For clarity, as used in Section 2.2.4 and Section 2.2.5, the term “Research activities” shall not be deemed to include [***].

(b) Updates. Following the initial preparation of the License Development Plan as set forth in Section 2.2.5(a), the JRDC will update the License Development Plan at least [***] during the License Term prior to the grant of Regulatory Approval for the applicable Licensed Products, with Juno proposing the updates for the License Development Plan with respect to Licensed Products in the North America Territory and Celgene proposing the updates for the License Development Plan with respect to Licensed Products in the ROW Territory. In addition, either Party may reasonably request at any time that the JRDC consider and approve other updates to the License Development Plan for Development activities to support Regulatory Approval on a global basis. Neither Party (itself or by or through any others, including any Affiliates or Sublicensees) will perform any material Development activities for any Licensed Candidates, Licensed Products or Licensed Diagnostic Products unless described in the License Development Plan, as specified in Section 2.2.6(c) or required by applicable laws or applicable Regulatory Authorities or independent monitoring boards for Clinical Trials.

2.2.6 Conduct of Certain Development Activities. Notwithstanding Section 2.2.3:

(a) Ongoing Clinical Trials.

(i) If Juno is conducting a Clinical Trial(s) with respect to any Licensed Candidate and/or Licensed Product under the Collaboration which has not been completed as of the License Agreement Effective Date, and [***] then Juno will continue to be responsible for the performance of such Clinical Trial(s) (i) [***] (unless otherwise agreed by the Parties) where such Clinical Trial [***], and (ii) [***] (unless otherwise agreed by the Parties) where such Clinical Trial is [***]; and

(ii) If Juno is conducting a Clinical Trial(s) with respect to any Licensed Candidate and/or Licensed Product under the Collaboration that (A) has been [***], or (B) [***], and in each case that has not been completed as of the License Agreement Effective Date, then Juno will continue to be responsible for the performance of such [***], and the expenses associated with such [***] from and after the License Agreement Effective Date.

(b) New Territory-Specific Clinical Trials and Other Studies. Any Clinical Trial(s) and other Development studies that [***] will be conducted [***] by Celgene, [***], subject to Sections 2.2.6(c) and 2.2.7. Any Clinical Trial(s) and other Development studies that [***] will be conducted [***] by Juno, [***], subject to Sections 2.2.6(c) and 2.2.7. Any Clinical Trial(s) and other Development studies [***] shall be conducted by the Party responsible therefor as set forth in the License Development Plan, with [***] the costs of conducting such [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(c) New Clinical Trials and Other Studies. If (i) a Party (the “Proposing Party”) wishes (A) to Develop Licensed Products in a country for which it is the Development Lead Party for any Indication in the Field other than the Indication for which such Licensed Products are being Developed pursuant to the License Development Plan, (B) to Develop a dosage form or formulation of Licensed Products in a country for which the Proposing Party is the Development Lead Party other than that being studied in the License Development Plan, or (C) to conduct any other Clinical Trial of a Licensed Products in the Field in a country for which the Proposing Party is the Development Lead Party that is not at such time [***] or is not otherwise set forth in the License Development Plan, including any Clinical Trial that the Proposing Party believes may have utility to support Regulatory Approval on a global basis and any Phase 4 Clinical Trial (each such study not already included in a License Development Plan, an “Additional Study”), then the Proposing Party may so notify the other Party and present the proposed design and projected costs of such Additional Study to the JRDC, and the following shall apply:

(1) If the other Party (the “Non-Proposing Party”), through its members of the JRDC, agrees to conduct such co-Development and co-fund such Additional Study, the Parties would amend the License Development Plan to include such Additional Study and to provide a budget for the associated costs. The Parties shall negotiate in good faith to agree upon a [***] such Additional Study between the Parties during the [***] period following the date upon which the Non-Proposing Party agrees [***] such Additional Study, provided that if [***] within such time period, each Party shall [***]. If the Parties agree to [***] any Additional Study, [***].

(2) If the Non-Proposing Party does not wish to [***] such proposed Additional Study, but the Non-Proposing Party has no material objection to such Additional Study as set forth in Section 2.2.6(c)(3), the Proposing Party may proceed with such Additional Study and would be solely responsible for the [***]. In such case, the Non-Proposing Party [***], unless and until a [***];

(3) Notwithstanding subsections (1) and (2), if the Non-Proposing Party believes a proposed Additional Study would be likely to [***], such Non-Proposing Party would have the right to refer such matter to the JRDC and, as needed, the JRDC and JSC (if applicable) shall review such Non-Proposing Party’s concerns and consider mechanisms to mitigate or obviate any such concerns. If the JRDC or, if applicable, the JSC does not agree upon whether or not a proposed Additional Study would have [***], then [***]for such Program [***] such matter.

2.2.7 [***] Right. Notwithstanding Section 2.2.6(c)(2) above, [***], the Non-Proposing Party [***] by written notice to the Proposing Party [***] any Additional Study for Licensed Products for which the Non-Proposing Party [***] (the “[***]”) by (a) [***] such Additional Study after the date that the Proposing Party receives such notice from the Non-Proposing Party, to the extent applicable, provided that if [***] after the Non-Proposing Party provides such written notice to the Proposing Party, each Party shall [***], and (b) [***] Non-

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Proposing Party pursuant to subsection (a), [***] the Proposing Party receives such notice from the Non-Proposing Party. Upon any such [***], the Parties shall [***] as set forth in Section 2.2.6(c)(1). If the Non-Proposing Party [***] the Proposing Party the [***] after the Non-Proposing Party notifies the Proposing Party in writing that the Non-Proposing Party [***] pursuant to this Section 2.2.7.

2.2.8 Development Activities in Licensed Territory. Notwithstanding Section 2.2.3 and 2.2.6, (a) Juno retains the right to conduct Development of Licensed Products in the ROW Territory, and (b) Celgene retains the right to conduct Development of Licensed Products outside the ROW Territory, in each case [***] in connection with Juno’s Commercialization of Product outside the ROW Territory, or Celgene’s Commercialization of Product within the ROW Territory, as applicable. Juno retains the right in the ROW Territory, and Celgene retains the right in the North America Territory, to Manufacture and have Manufactured Licensed Candidates and Licensed Products to the extent reasonably required to [***], provided in each case such Manufacturing activities comply with the terms of the Manufacturing Agreement. If either Party plans to undertake such activities, it shall so notify the other Party and [***]. The rights retained by the Parties in this Section 2.2.8 include the right [***] in the ROW Territory (for Juno) or the North America Territory (for Celgene) [***], provided that the Party seeking to [***], and provided further that if the Parties are [***] will be considered a [***].

2.2.9 Meetings and Reports. During the License Term:

(a) Committees. The JSC, the JMC, the Patent Committee and the JRDC shall remain established as set forth in Article 4 of the Master Collaboration Agreement, and shall be responsible for performing the functions set forth in Article 4 of the Master Collaboration Agreement. Notwithstanding the foregoing, with respect to matters that are [***], the JSC and the JRDC shall serve solely as a forum for exchanging information and facilitating discussions. The Development Lead Party shall have the final decision making right with respect to all activities relating to the Licensed Program that [***]. For any matters arising in relation to the Development and Commercialization of Licensed Candidates, Licensed Products or Licensed Diagnostic Products that [***], the decision shall be referred to the Executive Officers for resolution and shall thereafter be subject to Section 4.2.5 of the Master Collaboration Agreement and this Section 2.2.9(a).

(b) Status Reports. Each Party shall provide a reasonably detailed written progress report to the JRDC, at least [***], on the status of its activities and efforts with respect to the Licensed Program, including the status of any Licensed Candidate being Developed and/or Commercialized under such Licensed Program, including (to the extent not covered in the License Development Plan): (A) the design, status and results of any Clinical Trials and other studies for Licensed Products; and (B) any key development or regulatory events, and any Regulatory Approvals achieved, for Licensed Products. Such report should be provided no later than [***] before the next scheduled meeting of the JRDC, in order to provide the JRDC the opportunity to review such report prior to such meeting.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.3 Regulatory.

2.3.1 Transfer of Regulatory Materials. Juno shall transfer, promptly after the License Agreement Effective Date (but subject to Section 2.3.2), to Celgene any and all Regulatory Materials (including any foreign counterparts of the IND and BLA) for all Licensed Candidates, Licensed Products and Licensed Diagnostic Products in or for the ROW Territory, and thereafter Celgene (or its designee) shall file and hold title to all Regulatory Materials and Regulatory Approvals and supplements thereto relating to Licensed Candidates, Licensed Products and Licensed Diagnostic Products in and for the ROW Territory.

2.3.2 Responsibility. As of and after the date upon which the transfer is effected pursuant to Section 2.3.1, Celgene will lead and have sole control of all efforts with Regulatory Authorities regarding the Development, Manufacture and Commercialization of Licensed Candidates, Licensed Products and Licensed Diagnostic Products in the Field in the ROW Territory, including taking full responsibility for preparing and filing the relevant Regulatory Materials and seeking Regulatory Approval. During the License Term, and in addition to Celgene’s obligations pursuant to Sections 2.2.9(b) and 2.3.3, Celgene shall keep Juno reasonably informed, through updates at each meeting of the JRDC, of material regulatory activities and events that occur with respect to Licensed Candidates, Licensed Products and Licensed Diagnostic Products in the ROW Territory. Notwithstanding the foregoing, in the event Juno continues to be responsible for the performance of a Clinical Trial pursuant to and in accordance with Section 2.2.6(a), Juno will retain ownership of any Regulatory Materials and Regulatory Approvals (including any equivalent of the IND for any country in the ROW Territory) for Licensed Candidates and Licensed Products until completion of such Clinical Trial. In the event of failure to assign such Regulatory Materials and Regulatory Approvals to Celgene as required by Section 2.3.1 and this Section 2.3.2, Juno hereby consents and grants to Celgene the right to access and reference (without any further action required on the part of Juno, whose authorization to file this consent with any Regulatory Authority is hereby granted) any such Regulatory Materials and Regulatory Approvals.

2.3.3 Rights to Use Licensed Product Data.

(a) Each Party, as the Development Lead Party in a given country for Development of Licensed Candidates, Licensed Products and Licensed Diagnostic Products in such country, shall keep accurate records of all Licensed Product Data generated as a result of all activity by or on behalf of such Development Lead Party in performing Development and Commercialization in relation to Licensed Candidates, Licensed Products and Licensed Diagnostic Products, including any data generated pursuant to the Party’s activities under Section 2.2.6(c)(1). Except as provided in Section 2.2.6(c)(2), each Development Lead Party shall provide the other Party with copies of all such Licensed Product Data Controlled by the Development Lead Party during the term of this License Agreement that is [***] the Development and Commercialization of Licensed Candidates, Licensed Products or Licensed Diagnostic Products promptly following the generation of such Licensed Product Data. Celgene Licensed Product Data (other than that to which Juno does not have rights pursuant to Section

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16

2.2.6(c)(2)) shall be included in the license grant to Juno pursuant to Section 6.1.2, and Juno Licensed Product Data [***] shall be included in the Juno Know-How and licensed to Celgene pursuant to Section 6.1.1.

(b) Notwithstanding anything to the contrary in this License Agreement, each Development Lead Party shall promptly provide to the other Party, [***], copies of and rights of reference to and use of all Licensed Product Data that is Controlled by the Development Lead Party, and that are relevant to or necessary to address issues relating to: (i) the safety of Licensed Candidates or Licensed Products within or outside the ROW Territory, including data that is related to adverse effects experienced with Licensed Candidates or Licensed Products, or (ii) CMC Activities relating to Licensed Candidates or Licensed Products, and in each of (i) and (ii), that are required to be reported or made available to Regulatory Authorities within or outside the ROW Territory, when and as such data become available (collectively, “Safety and CMC Data”). Each Party shall use the Safety and CMC Data provided to it pursuant to this Section 2.3.3(b) solely to Develop and Commercialize Licensed Products in the Field in the ROW Territory (in the case of Celgene), and in the Field outside the ROW Territory (in the case of Juno).

2.3.4 Communication with Regulatory Authorities.

(a) Subject to Sections 2.3.5 and 2.3.6, Celgene shall be responsible for handling all complaints and communications (including with Regulatory Authorities) relating to Licensed Candidates, Licensed Products or Licensed Diagnostic Products within the ROW Territory. Celgene shall promptly notify Juno (which may be through the JRDC or the JSC) of any material oral or written communications to or from Regulatory Authorities on matters related to the Licensed Candidates, Licensed Products or Licensed Diagnostic Products, or which may reasonably be deemed to impact the Development, Manufacture, marketing, Regulatory Approval or Commercialization of Licensed Candidates, Licensed Products or Licensed Diagnostic Products outside the ROW Territory, and shall provide Juno with copies of any such material written communications within [***], or earlier as specified in the Pharmacovigilance Agreement, of receipt or delivery of such communication, as the case may be, or such earlier date as required by applicable Laws, the FDA, the EMA or other relevant Regulatory Authority. In addition to the foregoing, Celgene shall give Juno reasonable opportunity to review and comment on any proposed response to any such oral or written communications to or from Regulatory Authorities prior to submitting any response thereto, and provide Juno with a copy of the final response as specified herein.

(b) Subject to Sections 2.3.5 and 2.3.6, Juno shall be responsible for handling all complaints and communications (including with Regulatory Authorities) relating to the Licensed Candidates, Licensed Products or Licensed Diagnostic Products outside the ROW Territory. Juno shall promptly notify Celgene (which may be through the JRDC or the JSC) of any material oral or written communications to or from Regulatory Authorities on matters related to the Licensed Products, or which may reasonably be deemed to impact Development, Manufacture, marketing, Regulatory Approval or Commercialization of Licensed Candidates,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Licensed Products or Licensed Diagnostic Products, within the ROW Territory, and shall provide Celgene with copies of any such material written communications within [***], or earlier as specified in the Pharmacovigilance Agreement, of receipt or delivery of such communication, as the case may be, or such earlier date as required by applicable Laws, the FDA, the EMA or other relevant Regulatory Authority. In addition to the foregoing, Juno shall give Celgene reasonable opportunity to review and comment on any proposed response to any such oral or written communications to or from Regulatory Authorities prior to submitting any response thereto, and provide Celgene with a copy of the final response as specified herein.

2.3.5 Pharmacovigilance.

(a) The Parties will enter into a pharmacovigilance agreement within [***] after the License Agreement Effective Date that shall govern their obligations with respect to the exchange, handling and reporting of adverse events, other safety information and Licensed Product complaints during Development and Commercialization of the Licensed Candidates and Licensed Products in each Party’s territory (the “Pharmacovigilance Agreement”). In general, the Pharmacovigilance Agreement will provide that (i) [***] will be responsible for such obligations within the ROW Territory, and [***] will be responsible for such obligations outside the ROW Territory. [***] will deploy and administer any safety monitoring activity implemented for the Licensed Candidates and Licensed Products in the ROW Territory, and be responsible for all pharmacovigilance activities for the Licensed Candidates and Licensed Products in the ROW Territory, (ii) [***] will deploy and administer any safety monitoring activity implemented for the Licensed Candidates and Licensed Products outside the ROW Territory, and be responsible for all pharmacovigilance activities for the Licensed Candidates and Licensed Product outside the ROW Territory, and (iii) [***] will establish and maintain a global safety database for Licensed Candidates and Licensed Products that will contain all information and data arising from the Parties’ activities with respect to safety matters that is required to be contributed by each Party pursuant to the Pharmacovigilance Agreement, including information and data arising out of any safety monitoring activities.

(b) The Parties shall discuss, through the JRDC, and agree upon standard provisions reasonably acceptable to both Parties regarding: (i) [***] in connection with Licensed Candidates, Licensed Products or Licensed Diagnostic Products [***]; and (ii) [***] which may result in [***] each Party with respect thereto.

(c) Each Party shall inform the other Party during the License Term, in accordance with the Pharmacovigilance Agreement, of the side effect profiles for Licensed Candidates and Licensed Products, including pregnancy and suspected pregnancy, damages, toxicity or sensitivity reactions associated with the use of any Licensed Candidate or Licensed Product, regardless of whether these effects are attributable to such Licensed Candidate or Licensed Product. Each Party shall have the right to take [***], including the right to [***] of such Licensed Candidate or Licensed Product, if there are [***], as determined in accordance with the Pharmacovigilance Agreement, [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(d) In accordance with the procedures established by the Parties under the Pharmacovigilance Agreement, each Party shall cooperate with the other Party and share information concerning the pharmaceutical safety of each Licensed Candidate and Licensed Product. Each Party shall: (i) promptly advise the other Party of [***] of such Licensed Candidate or Licensed Product and any actions taken in response to such information; (ii) promptly advise the other Party of [***] of such Licensed Candidate or Licensed Product [***], as far as this concerns [***]; and (iii) timely provide the other Party with [***] such Licensed Candidate or Licensed Product of which the [***], as far as this relates to [***] to perform their obligations or exercise their rights under this License Agreement. Treatment of safety information, standard operating procedures and training, as well as a statement of respective regulatory obligations shall be agreed in the Pharmacovigilance Agreement.

2.3.6 Right of Reference.

(a) Except as provided in Section 2.2.6(c)(2), Celgene and its Affiliates and Sublicensees shall have access to all data contained or referenced in any Regulatory Materials (including any Regulatory Approvals), including any Juno Licensed Product Data, Controlled by Juno that are [***] Development, Manufacture or Commercialization (as set forth in this License Agreement) of Licensed Candidates and Licensed Products, and related Licensed Diagnostic Products in the ROW Territory; and

(b) Except as provided in Section 2.2.6(c)(2), Juno and its Affiliates and Sublicensees shall have access to all data contained or referenced in any Regulatory Materials (including any Regulatory Approvals), including any Celgene Licensed Product Data, Controlled by Celgene that are [***] Development, Manufacture or Commercialization (as set forth in this License Agreement) of Licensed Candidates and Licensed Products, and related Licensed Diagnostic Products outside the ROW Territory.

2.3.7 Compliance.

(a) Obligations. Each of Celgene and Juno shall reasonably cooperate with the other Party in its efforts to ensure that all government reporting, including price and gift reporting, sales, marketing and promotional practices in respect of each Licensed Product both within and outside the ROW Territory meet the standards required by applicable Laws.

(b) Information. Each of Celgene and Juno shall reasonably cooperate with the other Party to provide the other Party access to any and all information, data and reports required by the other in order to enable the other Party to comply with applicable Laws, including reporting requirements, or the equivalent thereof in the Licensed Territory, in a timely and appropriate manner. Each Party shall ensure that any such reporting is true, complete and correct in all respects; provided however that neither Party shall be held responsible for submitting erroneous reports to the extent such deficiencies result from information provided by the other Party which itself was not true, complete and correct.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(c) Cooperation. Celgene and Juno shall confer with each other on a regular basis through the JCC to discuss and compare their respective procedures and methodologies relating to each Party’s compliance with applicable Laws or fulfilment of any other obligation in this Section 2.3. In the event that the Parties have different understandings or interpretations of this Section 2.3 or of the applicability of, or standards required by any applicable Laws, then the Parties shall confer and seek to reach common agreement on such matters, and in the absence of such agreement, the escalation and decision making procedures set forth in Section 4.2.5 of the Master Collaboration Agreement shall apply.

2.4 Manufacturing and Supply. The provisions of Section 2.10 of the Master Collaboration Agreement and the Manufacturing Agreement shall apply to the Parties’ establishment and operation of manufacturing facilities for [***] Products and [***] Products in the Territory.

2.5 Records; Reports; Results. Each Party shall maintain or cause to be maintained complete, current and accurate records of all Development activities conducted by it (or its Affiliates and subcontractors) hereunder, and all data, results and analyses (including site records and master files) and other information resulting from such activities. Such records shall (i) fully and properly reflect all work done and results achieved in the performance of the Development activities in good scientific manner appropriate for regulatory and patent purposes, and (ii) record only such activities and shall not include or be commingled with records of activities that do not relate to the Development and Commercialization of Licensed Candidates, Licensed Products and/or Licensed Diagnostic Products, or activities carried out pursuant to this License Agreement. Each Party shall document all non-clinical studies and Clinical Trials in formal written study records according to applicable Laws, including national and international guidelines such as ICH, GCP, GLP and GMP. All such records shall be retained by the relevant Party for at least [***] after the termination of this License Agreement or for such longer period as may be required by applicable Law. Each Party shall have the right to review and copy such records maintained by the other Party at reasonable times, as reasonably requested by either Party.

2.6 Materials Transfer and Licenses.

2.6.1 Materials Transfer. During the License Term, either Party (the “License Transferring Party”) shall transfer, if [***] (the “License Materials Receiving Party”) and subject to any Third Party obligations, certain [***] materials, which may include [***] (the “License Materials”) for use by the License Materials Receiving Party in furtherance of its rights and the conduct of its obligations under this License Agreement (the “License Purpose”). All transfers of such License Materials by the License Transferring Party to the License Materials Receiving Party shall be documented in a material transfer agreement substantially in the form of Exhibit E, which sets forth the type and name of the License Material transferred, the amount of the License Material transferred, the date of the transfer of such License Material and the License Purpose (each, a “License Material Transfer Agreement”). Such License Materials will be provided to the License Materials Receiving Party within a reasonable time

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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period after the Parties execute the relevant License Material Transfer Agreement, not to exceed [***]. Neither Party will unreasonably withhold its consent to any request made by the other Party pursuant to this Section 2.6.1, except that subject to the last sentence of this Section 2.6.1, Juno shall have no obligation to transfer to Celgene [***] unless it otherwise agrees in writing, [***] and Celgene shall have no obligation to transfer to Juno [***] unless it otherwise agrees in writing, [***]. The Parties agree that the exchanged License Materials shall be used in compliance with applicable Law and the terms and conditions of this License Agreement, and shall not be reverse engineered or chemically analysed, except if required by the License Purpose or otherwise agreed to by the Parties in writing.

2.6.2 License by License Transferring Party. At the time the License Transferring Party provides the License Materials to the License Materials Receiving Party as provided herein and to the extent not separately licensed under this License Agreement, the License Transferring Party hereby grants, and shall cause (within [***] after the execution of any License Material Transfer Agreement) its Affiliates to grant, to the License Materials Receiving Party a non-exclusive license under the Patents and Know-How Controlled by it to use such License Materials solely for the License Purpose, and such license, upon termination of this License Agreement (subject to Article 9), completion of the License Purpose, or discontinuation of the use of such License Materials (whichever occurs first), shall automatically terminate. Except as otherwise provided under this License Agreement, all such License Materials delivered by the License Transferring Party, shall only be used by the License Materials Receiving Party in furtherance of the License Purpose, and shall be returned to the License Transferring Party or destroyed, in the License Transferring Party’s sole discretion, upon the termination of this License Agreement (subject to Article 9) or upon the discontinuation of the use of such License Materials (whichever occurs first), unless such Party has the right to continue to use such materials under the Master Collaboration Agreement, a Development & Commercialization Agreement for purposes permitted thereunder, including pursuant to intellectual property or material transfer agreements executed in connection therewith. The License Materials Receiving Party shall not [***].

2.6.3 NO WARRANTIES. THE LICENSE MATERIALS SUPPLIED BY THE TRANSFERRING PARTY UNDER THIS SECTION 2.6 ARE SUPPLIED “AS IS” AND, EXCEPT AS OTHERWISE SET FORTH IN THIS LICENSE AGREEMENT, THE TRANSFERRING PARTY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE LICENSE MATERIALS OR USE THEREOF DO NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS OF A THIRD PARTY. The License Materials Receiving Party assumes all liability for damages that may arise from its use, storage or disposal of the License Materials. Except as otherwise set forth in this License Agreement, the Transferring Party shall not be liable to the License Materials Receiving Party for any loss, claim or demand made by the License Materials Receiving Party, or made against the License Materials Receiving Party by any Third Party, due to or arising from the use of the License Materials, except to the extent such loss, claim or demand is caused by the wilful misconduct of the Transferring Party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.7 No Representation. Subject to Section 2.2.1, neither Party makes any representation, warranty or guarantee that the Licensed Program will be successful, or that any other particular results will be achieved with respect to the Licensed Program, Licensed Target, any Licensed Candidate, any Licensed Product or any Licensed Diagnostic Product hereunder.

2.8 Covenant During License Term. Commencing on the License Agreement Effective Date until expiration of each Party’s exclusivity obligations pursuant to Article 4 with respect to the Licensed Program, neither Party nor its Affiliates will, other than to an Affiliate of such Party who agrees in writing to be bound by the terms and conditions of this License Agreement, (a) assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject of subsection (b), below) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject to subsection (b), below) or dispose of, any assets [***] (the “Licensed Program Assets”), except to the extent such assignment, transfer, conveyance, encumbrance or disposition would not conflict with or adversely affect in any respect any of the rights granted to the other Party hereunder, (b) license or grant to any Third Party, or agree to license or grant to any Third Party, any rights to any Licensed Program Assets if such license or grant would conflict with or adversely affect in any respect any of the rights granted to the other Party hereunder, or (c) disclose any Confidential Information relating to the Licensed Program Assets to any Third Party if such disclosure would impair or conflict in any respect with any of the rights granted to the other Party hereunder. Notwithstanding this Section 2.8, either Party and/or its Affiliates shall have the right to assign, transfer, convey or dispose of any assets specifically related to this Licensed Program to [***]; provided that (i) [***] this License Agreement, and (ii) such [***] this License Agreement.

2.9 Additional [***] Programs. If, during the term of this License Agreement, Juno offers to the Collaboration any [***] Program that includes [***], and Celgene exercises its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement with respect to such [***] Program, then (a) such [***] Program shall [***], (b) Celgene shall make the Designation Payment for such [***] Program in accordance with Paragraph 1(b) of Exhibit C-3, and (c) within [***] after Celgene exercises such Option, the Parties shall amend Exhibit B to include the applicable [***] the Licensed Program, [***] as Licensed Candidates, under this License Agreement.

ARTICLE 3

COMMERCIALIZATION; CELGENE RIGHT TO CO-PROMOTE

3.1 Commercialization. Subject to the terms and conditions of this License Agreement, (a) Celgene will have sole responsibility for Commercialization of Licensed Products and Licensed Diagnostic Products in the ROW Territory, subject to Juno’s rights under Section 3.3.1, and except as otherwise set forth in this License Agreement, will have [***], and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(b) Juno will have sole responsibility for Commercialization of Licensed Products and Licensed Diagnostic Products outside of the ROW Territory subject to Celgene’s rights under Sections 3.2 and 3.3.2, and except as otherwise set forth in this License Agreement, will have [***]. For clarity, the Commercialization Lead Party shall retain all right and authority to Commercialize Licensed Products and Licensed Diagnostic Products in the countries for which it serves as the Commercialization Lead Party, subject to Section 3.3. The non-Commercialization Lead Party (itself or by or through any others, including any Affiliates or Sublicensees will not take any action regarding the Commercialization of Licensed Products or Licensed Diagnostic Products in the countries for which it is not the Commercialization Lead Party unless mutually agreed in writing following a Party’s exercise of its right to opt-in to certain Commercialization Activities pursuant to Section 3.3, or described in the License Commercialization Plan, or otherwise approved by the JCC.

3.2 Celgene Right to Co-Promote; Conversion to Juno Lead Co-Co Agreement.

3.2.1 Right to Co-Promote. In accordance with Section 3.1.4 of the Master Collaboration Agreement, Celgene has the right to designate up to two (2) Juno Programs or [***] Programs [***] as Celgene Co-Promote Programs, provided that each such Juno Program or [***] Program [***], unless [***]), in which case Celgene may designate one (1) additional Juno Program (other than the CD19 Program or the CD22 Program) or [***] Program [***] as a Celgene Co-Promote Program, provided that such Juno Program or [***] Program [***], for a total of three (3) Programs that are Celgene Co-Promote Programs.

3.2.2 Exercise of the Celgene Co-Promote Right. At any time prior to the [***] the Licensed Program, if Celgene wishes to designate the Licensed Program as a Celgene Co-Promote Program, and Celgene has not already exercised such Celgene Co-Promote Right with respect to a total of two (2) Programs that were Juno Programs or [***] Programs (or, [***]), a total of three (3) Juno Programs), then Celgene may exercise the Celgene Co-Promote Right with respect to the Licensed Program by written notice to Juno as set forth in Section 3.1.4 of the Master Collaboration Agreement. Within [***] following Juno’s receipt of such written notification from Celgene, the Parties shall terminate this License Agreement and simultaneously enter into a Juno Lead Co-Co Agreement with respect to the Licensed Program, and the following provisions shall apply as of the date that such Celgene Co-Promote Right is exercised:

(a) the Program that was the subject matter of this License Agreement shall no longer be deemed a Licensed Program hereunder, but shall be deemed “Juno Co-Co Program” under the applicable Juno Lead Co-Co Agreement;

(b) the Target that was the subject matter of this License Agreement shall no longer be deemed the Licensed Target hereunder, but shall be deemed the “Juno Program Co-Co Target” under the applicable Juno Lead Co-Co Agreement; and

(c) the Development Candidates and other compounds and products that were the subject matter of this License Agreement shall no longer be deemed the Licensed Candidates, Licensed Products or Licensed Diagnostic Products, as applicable, but shall be deemed the “Juno Program Co-Co Candidates”, “Juno Program Co-Co Products” or “Juno Program Co-Co Diagnostic Products” under the applicable Juno Lead Co-Co Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.3 Opt-In Right for Certain Commercialization Activities under License Agreement.

3.3.1 Juno Right to Opt-In. On a Licensed Product-by-Licensed Product basis Juno shall have the right, exercisable upon written notice to Celgene at any time prior to, or within [***] for such Licensed Product, to elect to exercise a Commercialization Opt-In Right and provide [***] of the Commercialization Activities for such Licensed Product in the Major EU Market Countries. [***]. If Juno exercises the Commercialization Opt-In Right, Celgene shall, after conferring with Juno, update the License Commercialization Plan for such countries to include the rights and obligations with respect thereto, which shall in any event be consistent with the then-existing License Commercialization Plan for such countries prepared by Celgene pursuant to Section 3.4.2, and which shall include the terms set forth in the Commercialization Opt-In Terms attached hereto as Exhibit F. Juno [***].

3.3.2 Celgene Right to Opt-In. If this License Agreement has been entered into with respect to the [***] Program, then if Juno [***], on a Licensed Product by Licensed Product basis, Celgene shall have the right to exercise a Commercialization Opt-In Right upon written notice to Juno within [***] such Licensed Product [***], to elect to participate in [***] of the Commercialization Activities for such Licensed Product for [***] in the [***]. If Celgene exercises a Commercialization Opt-In Right [***], [***]. Following Celgene’s exercise of the Commercialization Opt-In Right for [***], Juno shall, after conferring with Celgene, update the License Commercialization Plan for such countries to include the rights and obligations with respect thereto, which shall in any event be consistent with the then-existing License Commercialization Plan for such countries prepared pursuant to Section 3.4.2, and shall include the terms set forth in the Commercialization Opt-In Terms attached hereto as Exhibit F. If Celgene exercises a Commercialization Opt-In Right under this Section 3.3.2 to perform Commercialization Activities for Licensed Products in [***], Celgene [***]. For clarity, Celgene’s rights under this Section 3.3.2 shall only apply to Licensed Products that are [***] a Licensed Target that is [***], and for such Licensed Products, such rights shall apply only for [***].

3.3.3 Costs of Participation in Commercialization. Following the exercise by a Party of the Commercialization Opt-In Right pursuant to Sections 3.3.1 or 3.3.2, the Commercialization Lead Party in a given territory (for Juno, in the North America Territory and for Celgene, in the ROW Territory) shall continue to [***]. The Commercialization Lead Party [***] (a) [***] and (b) [***], in each case of (a) and (b), [***] pursuant to Section 3.3.1 or 3.3.2, as applicable, in relation to the Commercialization of Licensed Products following the exercise of the Commercialization Opt-In Right.

3.4 Additional Terms of Commercialization.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.4.1 Role of the JCC. The JCC will coordinate the Parties’ efforts with respect to the Commercialization of Licensed Products in the North America Territory and in the ROW Territory. Specifically, the JCC will oversee the development of [***] for Licensed Products, coordinate training of sales representatives and others involved in Commercialization pursuant to Sections 3.3.1 and 3.3.2 and Exhibit F, and coordinate commercial supply of Licensed Products pursuant to this License Agreement.

3.4.2 License Commercialization Plan.

(a) The Commercialization Lead Party for the relevant country(ies) as to which a Commercialization Opt-In Right pursuant to Section 3.3.1 or 3.3.2 has been exercised will prepare an initial License Commercialization Plan for such Licensed Product in such relevant country(ies) covering the first [***] after First License Sale of such Licensed Product in such relevant country(ies). The JCC will review and comment on each Commercialization Lead Party’s plan for Commercialization of Licensed Products the countries in which it is the Commercialization Lead Party. Thereafter, the Commercialization Lead Party ([***]) will update the relevant portion of the License Commercialization Plan ([***], and the JCC will review and comment on any such update or other amendment to such License Commercialization Plan. The Commercialization Lead Party will also update the License Commercialization Plan as provided in Section 3.3. Either Party may request at any time that the JCC consider other updates to such License Commercialization Plan. The JCC will set the required form and contents of any License Commercialization Plan. The License Commercialization Plan will specify, as applicable, among other things, for each applicable country and Licensed Product, the [***] Licensed Products. Furthermore, after a Party’s opt-in pursuant to Section 3.3, the License Commercialization Plan will also specify (a) [***], (b) [***], (c) [***], (d) [***], (e) [***], (f) [***], and (g) [***].

3.4.3 Branding. If and at such time as the JCC deems appropriate, the JCC shall discuss in good faith any branding and/or co-branding of the Licensed Products to be used in connection with the Commercialization of Licensed Products both in the North America Territory and in the ROW Territory and the Parties will enter into appropriate trademark licensing agreements to achieve the foregoing. For the avoidance of doubt, nothing in this License Agreement shall be construed to grant either Party any rights in or to any of the other Party’s trademarks, trade names, logos, or other marks, including use thereof, absent a separate trademark licensing agreement entered into in accordance with this Section 3.4.3.

3.4.4 Commercialization Reports. At least [***] during the License Term, the Commercialization Lead Party shall provide to the other Party, through the JCC, with a [***] on the status of its Commercialization Activities with respect to Licensed Products and related Licensed Diagnostic Products (a “Commercialization Report”) during the applicable [***], and the Commercialization Lead Party’s plans with respect to Commercialization of Licensed Products and Licensed Diagnostic Products during [***] period. Such Commercialization Report shall also describe [***]) with respect to such Licensed Products and Licensed Diagnostic Products, [***]. At least [***] prior to the anticipated First License Sale of a Licensed Product under this License Agreement, the JCC shall discuss and agree upon the form and content for such Commercialization Report.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ARTICLE 4

EXCLUSIVITY

4.1 Exclusivity. Article 5 of the Master Collaboration Agreement shall apply to the Parties’ activities under this License Agreement, in each case to the extent applicable to the License Program that is the subject of this License Agreement, for the time periods, and to the extent expressly set forth therein.

ARTICLE 5

FINANCIAL TERMS

5.1 CD19 Program. In the event the Licensed Program is the CD19 Program, then the financial terms set forth on Exhibit C-1 shall apply.

5.2 CD22 Program. In the event the Licensed Program is the CD22 Program, then the financial terms set forth on Exhibit C-2 shall apply.

5.3 Other Juno Programs and [***] Programs. In the event the Licensed Program is an Other Juno Program or an [***] Program, then the financial terms set forth on Exhibit C-3 shall apply.

5.4 Royalties Payment Terms.

5.4.1 Royalty Reduction for Comparable License Third Party Product Competition.

(a) For Licensed Products, during the Licensed Product Royalty Term for such Licensed Product, on a Licensed Product-by-Licensed Product, country-by-country and Calendar Year-by-Calendar Year basis, if during such Calendar Year one or more Comparable License Third Party Products for such Licensed Product are sold in such country,

(i) the License Annual Unit Sales during such Calendar Year in such country are [***]; or

(ii) the License Annual Unit Sales during such Calendar Year in such country are [***];

then the royalties payable with respect to License Net Sales of such Licensed Product pursuant to Paragraph 2 of Exhibit C-1, C-2 or C-3, as applicable, in such country during such Calendar Year shall be reduced [***] if subsection (i) applies, and [***] if subsection (ii) applies.

(b) For Licensed Products that are described in Section 1.15(a), until the latest of (i) the [***], (ii) the [***], and (iii) the [***] anniversary of the date of First License Sale of

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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such Licensed Product in such country, [***] royalties due with respect to such Licensed Products pursuant to this Section 5.4.1(b), but for clarity, the [***] of this Section 5.4.1(b). After the [***] for such Licensed Products, royalties shall still be payable with respect to License Net Sales of such Licensed Products, on a Licensed Product-by-Licensed Product, country-by-country and Calendar Year-by-Calendar Year basis, provided that if during such Calendar Year:

[***]

(i) the License Annual Unit Sales of such Licensed Product during such Calendar Year in such country are [***];

(ii) the License Annual Unit Sales of such Licensed Product during such Calendar Year in such country are [***]; or

(iii) the License Annual Unit Sales of such Licensed Product during such Calendar Year in such country are [***],

then the royalties payable with respect to License Net Sales of such Licensed Product pursuant to Paragraph 2 of Exhibit C-1, C-2 or C-3, as applicable, in such country during such Calendar Year shall be reduced by [***] if subsection (b)(i) applies, [***] if subsection (b)(ii) applies and [***]. For such Licensed Products, once subsection (b)(iii) applies, no further royalties shall be payable with respect to License Net Sales of such Licensed Products.

For the purposes of this Section 5.4.1, sales of units of such Licensed Product for calculating License Annual Unit Sales shall be those reported by [***], or if such data are not available, [***]. Notwithstanding anything to the contrary, [***].

5.4.2 Royalty Reduction for Third Party Payments. Subject to Section 5.4.3, the royalty rate set forth in Paragraphs 2(a) and 3 of Exhibit C-1, C-2 or C-3, as applicable, shall be reduced, on a Licensed Product-by-Licensed Product and Licensed Diagnostic Product-by-Licensed Diagnostic Product, country-by-country and Calendar Quarter-by-Calendar Quarter basis, by (a) an amount equal to [***] in such Calendar Quarter [***] with respect to sales of such Licensed Product or Licensed Diagnostic Product [***] in such Calendar Quarter; provided that in no event shall the royalty payable by Celgene to Juno pursuant to this Section 5.4.2 and Exhibit C be [***] sales of such Licensed Product or Licensed Diagnostic Product in such Calendar Quarter [***], provided that in no event shall the royalty payable by Celgene to Juno pursuant to this Section 5.4.2 and Exhibit C be [***]. Celgene may [***] as described in this Section 5.4.2 [***].

5.4.3 Cumulative Effect of Royalty Reductions. In no event shall the royalty reductions described in Section 5.4.2 reduce the effective royalty rate payable by Celgene, its Affiliates or Sublicensees with respect to License Net Sales (a) arising from the [***], to less than [***] and (b) arising from [***], to less than [***] (the “Floor Royalty”). For clarity, if [***], and if [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.4.4 Payment of Royalties. Celgene shall: (a) within [***] following the end of each Calendar Quarter in which a royalty payment accrues, provide to Juno a report for each country in the Territory in which sales of Licensed Product or related Licensed Diagnostic Product occurred in the Calendar Quarter covered by such statement, specifying: the gross sales (if available) and License Net Sales in each country’s currency; the applicable royalty rate under this License Agreement; the royalties payable in each country’s currency, including an accounting of deductions taken in the calculation of License Net Sales in accordance with Celgene’s Accounting Principles; the applicable exchange rate to convert from each country’s currency to U.S. Dollars under Section 5.5.1; and the royalties payable in U.S. Dollars, and (b) make the royalty payments owed to Juno hereunder in accordance with such royalty report in arrears, within [***] from the end of each Calendar Quarter in which such payment accrues.

5.4.5 Discounted Sales. It is possible that a Licensed Product could be included as part of a package of products offered to customers by Celgene or its Affiliates or Sublicensees, and that discounts on packages including a Licensed Product (a “Package”) may be offered in the Territory. None of Celgene, its Affiliates or Sublicensees shall discount the price of a Licensed Product sold as part of a Package [***].

5.5 Additional Payment Terms.

5.5.1 Accounting. All payments hereunder shall be made in the United States in U.S. Dollars by wire transfer to a bank in the U.S. designated in writing by Juno. Conversion of sales recorded in local currencies to Dollars shall be performed in a manner consistent with [***].

5.5.2 Late Payments. Any payments or portions thereof due hereunder that are not paid on the date such payments are due under this License Agreement shall bear interest at an annual rate equal to the lesser of: (a) [***], or any successor thereto, at 12:01 a.m. on the first day of each Calendar Quarter in which such payments are overdue or (b) the maximum rate permitted by applicable Law; in each case calculated on the number of days such payment is delinquent, compounded monthly.

5.5.3 Tax Withholding.

(a) Tax Withholding. Each Party shall be entitled to deduct and withhold from any amounts payable under this License Agreement such taxes as are required to be deducted or withheld therefrom under any provision of applicable Law. The Party that is required to make such withholding (the “Paying Party”) will: (i) deduct those taxes from such payment, (ii) timely remit the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of tax payment to the recipient Party (the “Payee Party”) on a timely basis following that tax payment; provided, however, that before making any such deduction or withholding, the Paying Party shall give the Payee Party notice of the intention to make such deduction or withholding (such notice, which shall include the authority, basis and method of calculation for the proposed deduction or withholding, shall be given at least a reasonable period of time before such deduction or withholding is required, in order for such

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Payee Party to obtain reduction of or relief from such deduction or withholding). Each Party agrees to cooperate with the other Parties in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect to ensure that any amounts required to be withheld pursuant to this Section 5.5.3(a) are reduced in amount to the fullest extent permitted by applicable Laws. In addition, the Parties shall cooperate in accordance with applicable Laws to [***] in connection with this License Agreement, as applicable.

(b) Tax [***]. Notwithstanding the foregoing, and subject to Section 6.7.2 of the Master Collaboration Agreement, if (i) any Party [***], (ii) as a result of [***], such Party (or its assignee) [***], and (iii) [***] (A) [***] or (B) [***]. To the extent [***]. The foregoing sentence [***]. Furthermore, [***]. Solely for purposes of this Section 5.5.3(b), (1) [***] and (2) [***].

(c) Tax Documentation. Each Party has provided a properly completed and duly executed IRS Form W-9 or applicable Form W-8 to the other Parties. Each Party and any other recipient of payments under this License Agreement shall provide to the other Party, at the time or times reasonably requested by such other Parties or as required by applicable Law, such properly completed and duly executed documentation (for example, IRS Forms W-8 or W-9) as will permit payments made under this License Agreement to be made without, or at a reduced rate of, withholding for taxes.

5.6 Records Retention by Celgene; Review by Juno.

5.6.1 Royalty Records. With respect to payments to be made under Sections 5.1 through 5.4, inclusive, Celgene agrees to keep, and to require its Affiliates and Sublicensees to keep, for at least [***] from the end of [***], complete and accurate records of transfer and sales by Celgene or its Affiliates or Sublicensees, as the case may be, of each Licensed Product and related Licensed Diagnostic Product, in sufficient detail to allow the accuracy of the payments made thereunder to be confirmed. Notwithstanding the foregoing, if a Juno Upstream Agreement requires such records to be maintained for longer time periods or imposes additional requirements on licensees or sublicensees with respect to the relevant License Net Sales, Juno will disclose to Celgene in advance of the first License Net Sales the applicable requirements, and the Parties will cooperate in good faith to agree upon a manner for complying with such Juno Upstream Agreement.

5.6.2 Review. Subject to the other terms of this Section 5.6.2, at the request of Juno, which shall not be made more frequently than [***] during the License Term, upon at least [***] prior written notice from Juno, and at the expense of Juno, Celgene shall permit an independent, nationally-recognized certified public accountant selected by Juno and reasonably acceptable to Celgene to inspect (during regular business hours) the relevant records required to be maintained by Celgene under Section 5.6.1. In every case the accountant must have previously entered into a confidentiality agreement with both Parties substantially similar to the provisions of Article 8 of the Master Collaboration Agreement and limiting the disclosure and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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use of such information by such accountant to authorized representatives of the Parties and the purposes germane to Section 5.6.1. Results of any such review shall be binding on both Parties absent manifest error. Juno shall treat the results of any such accountant’s review of Celgene’s records as Confidential Information of Celgene subject to the terms of Article 8 of the Master Collaboration Agreement. If any review reveals a deficiency or overpayment in the calculation and/or payment of royalties by Celgene, then (a) Celgene or Juno shall promptly pay the other Party the amount remaining to be paid, and (b) if such underpayment is by [***] or more in any Calendar Year, Celgene shall, within [***] of invoice therefor, pay the reasonable out-of-pocket costs and expenses incurred by Juno in connection with the review.

ARTICLE 6

INTELLECTUAL PROPERTY

6.1 License.

6.1.1 License to Celgene. Subject to the terms and on the conditions set forth in this License Agreement, and solely with respect to the Licensed Candidates, Licensed Products and Licensed Diagnostic Products that are the subject of this License Agreement, Juno hereby grants and shall cause (within [***] after the License Agreement Effective Date) its Affiliates to grant to Celgene (a) an exclusive [***], royalty-bearing right and license, with the right to grant sublicenses through multiple tiers (subject to Section 6.1.3), under (i) the Juno Licensed IP, (ii) Juno’s and its Affiliates’ rights in the Collaboration IP, and (iii) Juno’s and its Affiliates’ interest in the Joint Collaboration IP, and (b) a non-exclusive, royalty-free right and license, with the right to grant sublicenses (subject to Section 6.1.3), under Patents and Know-How [***] Covering or claiming the [***], in each case of (a) and (b) [***] (A) to conduct Research, Development, Manufacture [***], and Commercialization Activities for Licensed Candidates, Licensed Products and Licensed Diagnostic Products in the Field in the ROW Territory in accordance with the License Development Plan and/or License Commercialization Plan, and (B) if Celgene has exercised the Commercialization Opt-In Right pursuant to Section 3.2.2, to conduct Commercialization Activities that are [***] in the North America Territory. Juno shall [***] upon written notice to Celgene [***]; provided that (a) [***], (b) [***], and (c) [***].

6.1.2 License to Juno. Subject to the terms and on the conditions set forth in this License Agreement, and solely with respect to the Licensed Candidates, Licensed Products and Licensed Diagnostic Products that are the subject of this License Agreement, Celgene hereby grants and shall cause (within [***] after the License Agreement Effective Date) its Affiliates to grant to Juno (a) an exclusive [***], royalty-free right and license, with the right to grant sublicenses through multiple tiers (subject to Section 6.1.3), under (i) the Celgene Relevant Licensed IP, (ii) Celgene’s and its Affiliates’ rights in the Collaboration IP, and (iii) Celgene’s and its Affiliates’ interest in the Joint Collaboration IP, and (b) a non-exclusive, royalty-free right and license, with the right to grant sublicenses (subject to Section 6.1.3), under Patents and Know-How [***] Covering or claiming the [***], in each case of (a) and (b) [***] (A) to conduct Research, Development, Manufacture [***] and Commercialization Activities for Licensed Candidates, Licensed Products and Licensed Diagnostic Products in the Field (1) in the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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North America Territory in accordance with the License Development Plan and/or License Commercialization Plan, and (2) in the China Territory, and (B) if Juno has exercised the Commercialization Opt-In Right pursuant to Section 3.3.1, for Juno to conduct Commercialization Activities that are [***] for ROW Territory Administration in the Major EU Market Countries. Celgene shall [***] upon written notice to Juno [***]; provided that (a) [***], (b) [***], and (c) [***].

6.1.3 Sublicenses.

(a) Celgene shall have the right to grant sublicenses within the scope of the license granted to Celgene under Section 6.1.1 as follows: (i) with respect to the right and license granted to Celgene under Section 6.1.1(a), through multiple tiers, [***], (ii) with respect to the right and license granted to Celgene under 6.1.1(b), [***], [***], and (iii) otherwise [***].

(b) Juno shall have the right to grant sublicenses within the scope of the license granted to Juno under Section 6.1.2 as follows: (i) with respect to the right and license granted to Juno under Section 6.1.2(a), through multiple tiers, [***], (ii) with respect to the right and license granted to Juno under Section 6.1.2(b), [***], [***], and (iii) otherwise [***].

(c) Each sublicense granted by either Party under this Section 6.1.3 shall be subject to and consistent with the terms and conditions of this License Agreement. If a Party grants a sublicense to [***], it shall [***].

(d) Notwithstanding the foregoing, if [***] undergoes [***], and [***] thereafter [***], then following the effective date of such [***], [***] shall not be [***] to [***].

6.1.4 Rights Retained by the Parties. For purposes of clarity, each Party retains the rights under Know-How and Patents Controlled by such Party not expressly granted to the other Party pursuant to this License Agreement.

6.1.5 No Implied Licenses. Except as explicitly set forth in this License Agreement, neither Party shall be deemed by estoppel, implication or otherwise to have granted the other Party any license or other right under this License Agreement to any intellectual property of such Party.

6.1.6 Section 365(n) of the Bankruptcy Code. All licenses granted under this License Agreement are deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined in Section 101 of such Code. Each Party, as licensee, may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, if a Party elects to retain its rights as a licensee under any Bankruptcy Code, such Party shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology. Such embodiments of the technology shall be delivered to the licensee Party not later than: (a) the commencement of bankruptcy proceedings against the licensor, upon written request, unless the licensor elects to perform its obligations under this License Agreement, or (b) if not delivered under Section 6.1.6(a), upon the rejection

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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of this License Agreement by or on behalf of the licensor, upon written request. Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this License Agreement for purposes of Section 365(n) of the Bankruptcy Code.

6.2 Ownership.

6.2.1 Inventorship. Inventorship of Inventions shall be determined by application of U.S. patent law pertaining to inventorship.

6.2.2 Ownership. Ownership of Inventions and intellectual property rights therein arising from each of the Parties’ activities under this License Agreement shall be determined in accordance with Sections 7.2.2, 7.2.3, 7.2.4 and 7.2.5 of the Master Collaboration Agreement.

6.2.3 Cooperation and Allocation. Sections 7.2.6, 7.2.7 and 7.2.8 of the Master Collaboration Agreement shall apply to all Inventions and intellectual property rights therein, that arise in whole or in part as a result of the Parties’ activities under this License Agreement.

6.3 Prosecution and Maintenance of Patents. Subject to Section 6.7, Prosecution and Maintenance of all Patents directed to any Inventions [***] shall be carried out in accordance with Section 7.3 of the Master Collaboration Agreement. Additionally, Celgene shall keep Juno informed as to [***] with respect to the Prosecution and Maintenance of Patents licensed to Juno under Section 6.1.2(a), and Juno shall keep Celgene informed as to [***] with respect to the Prosecution and Maintenance of Patents licensed to Celgene under Section 6.1.1(a). Celgene shall [***] with respect to any Patent Controlled by Celgene licensed to Juno under Section 6.1.2(a), and Juno shall provide Celgene [***] with respect to any Patent Controlled by Juno licensed to Celgene under Section 6.1.1(a).

6.4 Defense of Claims Brought by Third Parties.

6.4.1 Notice. If a Party becomes aware of any actual or potential claim alleging that the Research, Development, Manufacture or Commercialization of the Licensed Target, any Licensed Candidate, any Licensed Product or any Licensed Diagnostic Product, does (or would if carried out) infringe the intellectual property rights of any Third Party anywhere in the North America Territory or the ROW Territory, such Party shall [***]. In any such instance, the Parties shall [***].

6.4.2 Costs. The costs and expenses incurred by the Parties in connection with defense of any claim described in Section 6.4.1 shall be [***], unless otherwise agreed in writing by the Parties. For clarity, this Section 6.4.2 is intended to address [***], and if as a result of any such defense of such claim in the [***] Territory, Celgene [***], Section 5.4.2 may apply to [***].

6.5 Enforcement of Patents.

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6.5.1 Notice. If any Party learns of an infringement or suspected or threatened infringement by a Third Party with respect to any Patent licensed to Celgene pursuant to Section 6.1.1 or a Patent that is licensed to Juno pursuant to Section 6.1.2, including actual or alleged infringement under 35 USC §271(e)(2) that is or would be infringing activity involving the using, making, importing, offering for sale or selling of compounds or products that are substantially the same as Licensed Candidates, Licensed Products or Licensed Diagnostic Products (“License Competitive Infringement”), such Party shall [***] of such License Competitive Infringement. For any License Competitive Infringement, each Party shall [***].

6.5.2 Scope of Enforcement Rights. As between the Parties, and subject to Sections 6.5.3, 6.6 and 6.7:

(a) Celgene shall have the [***] right,[***], to institute, prosecute, and control any action or proceeding with respect to any License Competitive Infringement occurring [***] Territory, and Juno shall have the [***] right, [***] to institute, prosecute, and control any action or proceeding with respect to any License Competitive Infringement occurring [***]; in each case, only with respect to any Patent (i) that [***], and (ii) that (A) [***], or (B) is (1) included in the [***], and (2) [***] (the Patents in this Section 6.5.2(a), the “Licensed Product Patents”).

(b) With respect to any Patent that is not a Licensed Product Patent and (i) that (A) [***], and (B) is (1) included in [***], or (2) included in [***], or (ii) that does not [***], and (A) is included in [***] or (B) (1) is included in [***] and (2) [***], then in each of (i) and (ii), (x) [***] institute, prosecute, and control any action or proceeding with respect to any License Competitive Infringement in the North America Territory, and (y) [***] institute, prosecute, or control any action or proceeding with respect to any License Competitive Infringement in the ROW Territory [***].

(c) With respect to any Patent that is not a Licensed Product Patent and (i) that (A) [***], and (B) is (1) included in [***], or (2) included in [***], or (ii) that does not [***], and (A) is included in [***], or (B) (1) is included [***] and (2) [***], in each of (i) and (ii), (x) [***] institute, prosecute, and control any action or proceeding with respect to any License Competitive Infringement in the ROW Territory, and (y) [***] institute, prosecute, or control any action or proceeding with respect to any License Competitive Infringement in the North America Territory [***].

(d) With respect to any Patent that does not [***] Licensed Candidates, Licensed Products, or Licensed Diagnostic Products, [***], or (ii) (A) is [***], (B) is included in [***], and (C) does not [***], in each of (i) and (ii), [***] institute, prosecute, and control any action or proceeding with respect to any License Competitive Infringement relating to such Patent in the ROW Territory and/or the North America Territory, [***].

(e) With respect to any Patent that does not [***] Licensed Candidates, Licensed Products, or Licensed Diagnostic Products, [***] and that (i) is [***], or (ii) (A) is [***], (B) is [***], and (C) does not [***], in each of (i) and (ii), [***] institute, prosecute and control any action or proceeding with respect to any License Competitive Infringement relating to such Patent in the ROW Territory and/or the North America Territory, [***].

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(f) With respect to any Patent that is jointly owned by the Parties and is included in the Collaboration IP or the Joint Collaboration IP (excluding any Licensed Product Patent and excluding any Patent that Covers or claims the [***]):

(i) that [***], [***], to institute, prosecute, and control any action or proceeding with respect to any License Competitive Infringement occurring in the ROW Territory, and [***], to institute, prosecute, and control any such action or proceeding with respect to any License Competitive Infringement occurring in the North America Territory, provided that [***]; and

(ii) that [***] Licensed Candidates, Licensed Products, or Licensed Diagnostic Products, or the [***].

(g) Unless otherwise agreed by the parties, and subject to Sections 6.5.3 and 6.5.4, any rights granted to either Party to institute, prosecute, and control any action or proceeding with respect to any License Competitive Infringement under Sections 6.5.2(a)-(f) are, in each case by counsel of the enforcing Party’s own choice, in such Party’s own name and under such Party’s direction and control, provided that with respect to any such action or proceeding in relation to Licensed Candidates, Licensed Products or Licensed Diagnostic Products, the enforcing Party shall [***], and shall [***]. Such rights granted to such Party shall include, if applicable, the right to perform, with respect to such actions with respect to License Competitive Infringement, [***] reference product sponsor or equivalent set forth in the Hatch-Waxman Act or Public Health Service Act (or applicable ROW Territory equivalent of either of the foregoing), [***], and if the enforcing Party is limited in performing such actions, the other Party shall reasonably cooperate to enable the enforcing Party to perform such actions.

(h) Timing. The Party with the first right (and for clarity, not the sole right) to institute, prosecute, and control any action or proceeding with respect to any Patent described in Section 6.5.1 and involving License Competitive Infringement (each such action or proceeding, a “License Enforcement Proceeding”) will have a period of [***] after its receipt or delivery of notice and evidence pursuant to Section 6.5.1 or receipt of written notice from a Third Party that reasonably evidences License Competitive Infringement, to elect to so enforce the relevant Patent(s) in the applicable jurisdiction (or to settle or otherwise secure the abatement of such License Competitive Infringement), provided however, that such period will be (a) more than [***] to the extent applicable Law prevents earlier enforcement of such Patent (such as the enforcement process set forth in or under the Hatch-Waxman Act), and provided further that if such period is extended because applicable Law prevents earlier enforcement, the enforcing Party shall have until the date that is [***] following the date upon which applicable Law first permits such License Enforcement Proceeding, and (b) less than [***] to the extent that a delay in bringing such License Enforcement Proceeding against such alleged Third Party infringer would limit or compromise the remedies (including monetary relief, and stay of regulatory

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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approval) available against such alleged Third Party infringer. In the event the enforcing Party [***] before the first to occur of (i) the expiration of the applicable period of time set forth in the preceding subsections (a) and (b), or ii) [***] before the expiration of any time period under applicable Law, that would, if a License Enforcement Proceeding was not filed within such time period, limit or compromise the remedies available from such License Enforcement Proceeding, it will [***] and in the case where such other Party [***] the applicable Patent with respect to such License Competitive Infringement in the applicable jurisdiction, such other Party will thereafter [***] enforce the applicable Patent (such action, a “License Step-In Proceeding”) at such other Party’s expense.

6.5.3 Sole Enforcement and Defense for [***]. Notwithstanding anything to the contrary herein, with respect to any License Competitive Infringement:

(a) [***]; and

(b) [***].

6.5.4 Right to Participate; Joinder. The non-enforcing Party in relation to any enforcement action or proceeding set forth in Section 6.5.2 or 6.5.4, will have the right, at its own expense and by counsel of its choice, to be represented in, or participate in any such action or proceeding. In the case of any License Enforcement Proceeding or License Step-In Proceeding, at the enforcing Party’s written request, and at the enforcing Party’s expense (subject to Section 6.5.9), the other Party will join any such action or proceeding as a party and will use Commercially Reasonable Efforts to cause any Third Party as necessary to join such action or proceeding as a party if doing so is necessary for the purposes of establishing standing or is otherwise required by applicable Law to pursue such action or proceeding. All time periods set forth in Section 6.5 shall be subject to applicable Law, which may prevent earlier enforcement.

6.5.5 Cooperation. In addition to the obligations set forth in Sections 6.5.4 and 6.5.5, each other Party will provide to the Party enforcing any such rights under Section 6.5 reasonable assistance and cooperation in such enforcement, at such enforcing Party’s request and expense. The enforcing Party will keep the other Party regularly informed of the status and progress of such enforcement efforts. The Parties will coordinate any License Enforcement Proceeding through the Patent Committee. Each Party bringing any such action or proceeding in accordance with this Section 6.5 shall have an obligation to consult with the other Party and will take comments of such other Party into good faith consideration with respect to the infringement, claim construction, or defense of the validity or enforceability of any claim in any Patent that is the subject of such proceeding, provided that the foregoing shall not apply to any such action or proceeding as it relates to (a) [***], or (b) [***]. Only with respect to any Patent within the [***] that [***], the Parties shall [***].

6.5.6 Third Party Rights. Notwithstanding Sections 6.5.1 through 6.5.6, each Party’s rights to enforce a Patent pursuant to this Section 6.5 or to Defend against a challenge in any action or proceeding described in Section 6.4, shall be subject to the applicable provisions of

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any agreements between a Party and its licensor(s) of such Patent. In the event of any conflict between this Section 6.5 and such other agreements between a Party (and/or its Affiliates) and its/their licensor(s), the provisions of such other agreements shall control.

6.5.7 Inter Partes Review and Re-Examination Proceedings. If either Party becomes aware of any actual or potential inter partes review, re-examination or post grant review proceedings (but excluding [***]) involving any [***], such Party shall so notify the other Party. The Party having the right to bring an enforcement action pursuant to this Section 6.5 with respect to such Patent shall have the right to assume responsibility for the Defense thereof, with the other Party having backup rights therefor to the extent provided to such Party in the context of an action to enforce such Patent, with the costs of such action [***]. If neither Party has a right to bring an enforcement action pursuant to this Section 6.5 with respect to such Patent, then the Party Controlling such Patent shall have the right to assume responsibility for the Defense thereof.

6.5.8 Settlement. A settlement or consent judgment or other voluntary final disposition of an action or proceeding under this Section 6.5 may be [***]; provided, however, that any such settlement, consent judgment or other disposition of any action or proceeding by the Party under this Section 6.5 shall not, without the consent of such other Party (such consent not to be unreasonably withheld), (a) [***] the Party not bringing or Defending such action or proceeding, (b) [***] the Party not bringing or Defending such action or proceeding [***], (c) [***] the Party not bringing or Defending such action or proceeding, or (d) [***] the Party not bringing or Defending such action or proceeding[***].

6.5.9 Costs and Recoveries. Except as otherwise set forth in this Section 6.5, each Party shall [***] in connection with its activities under this Section 6.5. If a Party commences a License Enforcement Proceeding or Defends an action under this Section 6.5, [***] for such action or proceeding. All internal and external costs and expenses [***] in pursuing any License Enforcement Proceeding or Defense of an action or proceeding under this Section 6.5 shall be [***] such action, suit or proceeding. Any [***] in any License Enforcement Proceeding or Defense of an action under this Section 6.5 shall be shared as follows:

(a) the amount of such damages or other sums actually received by the Party controlling such License Enforcement Proceeding or Defense of an action under this Section 6.5, shall first be subject to Article 8, if applicable, and then shall be applied to reimburse all out-of-pocket costs and expenses incurred by each Party directly in connection with such License Enforcement Proceeding or Defense of an action under this Section 6.5 (including, for this purpose, [***]), and if such recovery is insufficient to cover all such costs and expenses of both Parties, it shall be [***]; and

(b) any remaining proceeds in case of suits with respect to a License Enforcement Proceeding or Defense of an action in the North America Territory or the ROW Territory relating to any Licensed Candidate, Licensed Product or Licensed Diagnostic Product under this Section 6.5 shall be allocated such that [***] of such remaining proceeds and [***] of such remaining proceeds, unless the Parties otherwise agree in writing.

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6.6 Patent Term Extensions.

6.6.1 If, during the License Term, either Party wishes to apply for or obtain any patent term extensions, restorations, or supplementary protection certificates (in each case based on delays or activities associates with seeking regulatory approval) under applicable Laws (such extensions, restorations and certificates, collectively, “Patent Term Extensions”) for a Patent [***] any Licensed Candidate, Licensed Product or associated Licensed Diagnostic Product [***], and that [***] (“License Covering Patent”), in the North America Territory or the ROW Territory, subject to Section 6.6.3, then Section 7.6 of the Master Collaboration Agreement shall apply to determine whether such Patent Term Extension shall be sought or obtained, provided that if the Parties are unable to reach mutual agreement regarding whether to seek or obtain such Patent Term Extension then the following shall apply:

(a) if such License Covering Patent is [***], then notwithstanding anything to the contrary in Section 7.6 of the Master Collaboration Agreement, [***] shall have the right to make the final decision as to whether such Patent Term Extension shall be sought or obtained in [***] and [***] shall have the right to make the final decision as to whether such Patent Term Extension shall be sought or obtained in [***];

(b) if such License Covering Patent (i) [***] Licensed Candidates, Licensed Products or Licensed Diagnostic Products, [***] and (ii) (A) is included in [***] or (B) is (1) included in [***] and (2) [***], then (x) if such License Covering Patent is [***], then in [***], [***] shall have the right to make the final decision on whether to seek or obtain a Patent Term Extension, and in [***], [***] may seek or obtain a Patent Term Extension for such License Covering Patent [***], and (y) if such License Covering Patent is [***], then in [***] shall have the right to make the final decision on whether to seek or obtain a Patent Term Extension, and in [***], [***] may seek or obtain a Patent Term Extension for such License Covering Patent [***];

(c) if such License Covering Patent is [***] and [***], then if such License Covering Patent:

(i) is (A) [***] or (B) [***], then (1) in [***], [***] may seek or obtain a Patent Term Extension for such License Covering Patent [***], and (2) in [***], [***] shall have the final decision on whether to seek or obtain a Patent Term Extension for such License Covering Patent;

(ii) is (A) [***] or (B) [***], then (1) in [***], [***] may seek or obtain a Patent Term Extension for such License Covering Patent, [***], and (2) in [***], [***] shall have the final decision on whether to seek or obtain a Patent Term Extension for such License Covering Patent;

(d) if such License Covering Patent is [***] and is [***], then [***] may seek or obtain a Patent Term Extension for such License Covering [***] or in [***]; and

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(e) if such License Covering Patent [***], then if such License Covering Patent:

(i) is (A) [***] or (B) [***], then (1) in [***], [***] shall have the right to make the final decision on whether to seek or obtain a Patent Term Extension for such License Covering Patent, and (2) in [***], [***] shall have the right to make a final decision with respect to such Patent Term Extension, provided that [***]; or

(ii) is (A) [***] or (B) [***], then (1) in the [***] Territory, [***] shall have the right to make the final decision on whether to seek or obtain a Patent Term Extension for such License Covering Patent, and (2) in the [***] Territory, [***] shall have the right to make a final decision with respect to such Patent Term Extension, provided that [***] with respect to such Patent Term Extension.

6.6.2 Notwithstanding anything to the contrary herein or in the Master Collaboration Agreement, Juno shall have no right to seek or obtain Patent Term Extension, without [***], for any Patent [***]; and Celgene have no right to seek or obtain Patent Term Extension, without [***], for any Patent [***].

6.7 [***]. Notwithstanding anything to the contrary in Sections 6.3 through 6.6, or in the Master Collaboration Agreement, (a) in no event shall Celgene have any rights to Prosecute and Maintain, enforce or Defend any Patent [***] and (b) in no event shall Juno have any rights to Prosecute and Maintain, enforce or defend any Patent that [***].

6.8 [***] Patents. Section 7.8 of the Master Collaboration Agreement shall apply.

6.9 Regulatory Data Protection. To the extent required or permitted by applicable Law, the Commercialization Lead Party in a given country will use Commercially Reasonable Efforts to promptly, accurately and completely list, with the applicable Regulatory Authorities in such country during the License Term, all applicable Patents for any Licensed Product that the Commercialization Lead Party [***], Commercialize, such listings to include all so called “Orange Book” listings required under the U.S. Hatch-Waxman Act or the equivalent thereof outside of the U.S., if applicable. Prior to such listings, the Parties will [***] to evaluate and identify all applicable Patents. Notwithstanding the preceding sentence, the Commercialization Lead Party in a country will [***] as to the listing of all applicable Patents for such Licensed Product, regardless of which Party owns such Patent.

6.10 Third Party Payments. Notwithstanding the foregoing, if Juno or its Affiliates are required, pursuant to any agreement with a Third Party, to make any payments to such Third Party based on the sales of Licensed Products by Celgene, its Affiliates and Sublicensees under this License Agreement (a “License Third Party Payment”) pursuant to (a) any Juno Upstream Agreement, or (b) any Third Party License entered into between Juno and any Third Party after the License Agreement Effective Date, then [***], provided that [***].

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ARTICLE 7

UPSTREAM AGREEMENTS

7.1 Upstream Obligations. Celgene and Juno each acknowledge and agree that all licenses granted under this License Agreement, to the extent they constitute sublicenses under intellectual property rights owned by a Third Party and licensed or sublicensed to Juno or Celgene under a Juno Upstream Agreement or a Celgene Upstream Agreement, as applicable, are subject to the relevant terms and conditions of such Juno Upstream Agreements or Celgene Upstream Agreements, as applicable. Any exclusive licenses that are granted under this License Agreement that constitute sublicenses under such Juno Upstream Agreements or Celgene Upstream Agreements, as applicable, are exclusive only to the extent of the exclusive nature of the license granted to Juno or Celgene under such Juno Upstream Agreements or Celgene Upstream Agreements, as applicable.

ARTICLE 8

INDEMNIFICATION; INSURANCE

8.1 Indemnification by Celgene. Celgene shall indemnify, defend and hold harmless the Juno Indemnitees, from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, any Claim based upon:

(a) the [***] under this License Agreement;

(b) any [***] under this License Agreement; or

(c) [***], in each case, resulting from any of the foregoing activities described in this Section 8.1(c); provided that Celgene shall have no obligation to indemnify, defend and hold harmless the Juno Indemnitees under this Section 8.1(c) from or against any Damages arising out of or relating to, directly or indirectly, any Claim [***]; it being understood and agreed that this Section 8.1(c) [***];

in each case, provided however that, such indemnity shall not apply to the extent Juno has an indemnification obligation pursuant to Section 8.2 for such Damage.

8.2 Indemnification by Juno. Juno shall indemnify, defend and hold harmless the Celgene Indemnitees, from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, any Claim based upon:

(a) the [***] under this License Agreement;

(b) any [***]; or

(c) [***], in each case, resulting from any of the foregoing activities described in this Section 8.2(c); provided that Juno shall have no obligation to indemnify, defend and hold harmless the Celgene Indemnitees under this Section 8.2(c) from or against any Damages arising out of or relating to, directly or indirectly, any Claim [***].

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(d) any [***], in each case, resulting from any of the foregoing activities described in this Section 8.2(d);

in each case, provided however that, such indemnity shall not apply to the extent Celgene has an indemnification obligation pursuant to Section 8.1 for such Damage.

8.3 Notice of Claims. A Claim to which indemnification applies under Section 8.1 or Section 8.2 shall be referred to herein as an “Indemnification Claim.” If the Indemnitee intends to claim indemnification under this Article 8, the Party claiming indemnification (the “Indemnitee”) shall notify the indemnifying Party (the “Indemnitor”) in writing, promptly upon becoming aware of an Indemnification Claim, describing in reasonable detail the facts giving rise to the Indemnification Claim; provided, that an Indemnification Claim in respect of any action at law or suit in equity by or against a Third Party as to which indemnification shall be sought shall be given promptly after the action or suit is commenced (provided that the Indemnitee is aware of such commencement); and provided further, that the failure by an Indemnitee to give such notice shall not relieve the Indemnitor of its indemnification obligation under this License Agreement except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice.

8.4 Indemnification Procedures. If an Indemnitee receives written notice of a Claim that the Indemnitee believes may result in a claim for indemnification under this Article 8, such Indemnitee shall deliver an Indemnification Claim to the Indemnitor in accordance with the provisions of Section 8.3. If the [***], then the Indemnitor shall have the right to assume and control the defense of the Claim, at its own expense with counsel selected by it and reasonably acceptable to the Indemnitee, by delivering written notice of its assumption of such defense to the Indemnitee within [***] of its receipt of notice of such Claim from the Indemnitor (but the Indemnitor shall in any event have the right to assume and control the defense of a Claim [***], whichever is first); provided, however, that the Indemnitee shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the Indemnitor, if (a) representation of the Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflict of interests between such Indemnitee and Indemnitor, (b) the Indemnitor has failed within a reasonable time to retain counsel, (c) the Indemnitee shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnitor, or (d) [***]. If the Indemnitor assumes and controls the defense of such Claim, the Indemnitor shall keep the Indemnitee reasonably apprised of the status of the Claim and the Indemnitee shall be entitled to otherwise monitor such Claim at its sole cost and expense. If the Claim [***] against or from the Indemnitee or if the Indemnitor does not assume the defense of the Claim as described in this Section 8.4, the Indemnitee shall be permitted to assume and control the defense of such Claim (but shall have no obligation to do so) and in such event shall be entitled to settle or compromise the Indemnification Claims in its sole and reasonable discretion, provided that if the Indemnitee is entitled to assume the defense of the Claim pursuant to this Section 8.4 solely because the Claim [***]) against or from the Indemnitee, then the Indemnitee shall not settle or compromise such Indemnification Claims in any manner that involves [***] without the prior written consent of the Indemnitor, which

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consent the Indemnitor shall not unreasonably withhold, condition or delay. If the Indemnitor has assumed and controls the defense of the Claim in accordance with this Section 8.4, (i) the Indemnitee shall not settle or compromise the Indemnification Claim without the prior written consent of the Indemnitor, such consent not to be unreasonably withheld, conditioned or delayed and (ii) the Indemnitor shall not settle or compromise the Indemnification Claim in any manner that would result in the payment of amounts by the Indemnitee, impose any other obligation on the Indemnitee or otherwise have an adverse effect on the Indemnitee’s rights or interests (including any rights under this License Agreement or the Equity Purchase Agreement or the scope or enforceability of any Patents or Know-How licensed by one Party to another Party pursuant to this License Agreement or any other Development & Commercialization Agreement, or the Master Collaboration Agreement), without the prior written consent of the Indemnitee. In each case, the Party that is not controlling the defense of any Claim shall reasonably cooperate with the Party that is controlling the defense of such Claim, at the non-controlling Party’s expense and shall make available to the controlling Party all pertinent information under the control of the non-controlling Party, which information shall be subject to Article 8 of the Master Collaboration Agreement. Each Party shall use Commercially Reasonable Efforts to avoid production of Confidential Information of the other Party (consistent with applicable Law and rules of procedure), and to cause all communications among employees, counsel and other representatives of such Party in connection with activities under this Section 8.4 to be made so as to preserve any applicable attorney-client or work-product privileges.

8.5 LIMITATION OF LIABILITY. EXCEPT (A) FOR A BREACH OF [***] OR (B) FOR CLAIMS THAT ARE SUBJECT TO INDEMNIFICATION UNDER THIS ARTICLE 8 OR (C) FOR DAMAGES DUE TO THE [***] OF THE LIABLE PARTY, NEITHER JUNO NOR CELGENE, NOR ANY OF THEIR RESPECTIVE AFFILIATES WILL BE LIABLE TO THE OTHER PARTY TO THIS LICENSE AGREEMENT OR ITS AFFILIATES FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE OR EXEMPLARY DAMAGES OR LOST PROFITS OR LOST DATA, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

ARTICLE 9

LICENSE TERM AND TERMINATION

9.1 License Term; Expiration.

9.1.1 License Term. This License Agreement shall become effective on the License Agreement Effective Date and, unless earlier terminated pursuant to this Article 10, shall remain in effect until it expires (the “License Term”):

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(a) on a Licensed Product-by-Licensed Product and country-by-country basis, this License Agreement shall expire on the date of the expiration of all applicable Licensed Product Royalty Terms with respect to such Licensed Product in such country;

(b) on a Licensed Diagnostic Product-by-Licensed Diagnostic Product and country by country basis, this License Agreement shall expire on the date of the expiration of all applicable Licensed Diagnostic Product Royalty Terms with respect to such Licensed Diagnostic Product in such country; and

(c) in its entirety upon the expiration of all applicable Licensed Product Royalty Terms and Licensed Diagnostic Product Royalty Terms under this License Agreement with respect to all Licensed Products and all Licensed Diagnostic Products in all countries in the ROW Territory.

9.1.2 Effect of Expiration. After the expiration of the License Term pursuant to Section 9.1.1 above, the following terms shall apply:

(a) Licenses after Expiration for Licensed Product or Licensed Diagnostic Product. After expiration of the License Term (but not after early termination) with respect to any Licensed Product or Licensed Diagnostic Product in a country in the Territory pursuant to Section 9.1.1(a), (i) Celgene shall have a fully-paid, royalty-free, irrevocable, non-terminable, worldwide right and license, with the right to grant sublicenses [***], under the [***] to Research, develop, manufacture, have manufactured, use, offer for sale, sell, import and otherwise commercialize such Licensed Product or Licensed Diagnostic Products, as applicable, in the Field in such country in the ROW Territory, for [***], and (ii) Juno shall have a fully-paid, royalty-free, irrevocable, non-terminable, worldwide right and license, with the right to grant sublicenses [***], under the [***], to Research, develop, manufacture, have manufactured, use, offer for sale, sell, import and otherwise commercialize such Licensed Product or Licensed Diagnostic Products, as applicable, in the Field in such country outside the ROW Territory. Such licenses shall be exclusive with respect to the Patents and Know-How that were subject to an exclusive license granted to the relevant Party pursuant to Section 6.1.1 or 6.1.2, and otherwise shall be non-exclusive.

(b) Licenses after Expiration of License Agreement. After expiration of the License Term (but not after early termination) with respect to this License Agreement in its entirety pursuant to Section 9.1.1(c), (i) Celgene shall have a fully-paid, royalty-free, irrevocable, non-terminable, worldwide right and license, with the right to grant sublicenses [***], under the [***] to develop, manufacture, have manufactured, use, offer for sale, sell, import and otherwise commercialize Licensed Products and Licensed Diagnostic Products in the Field in the ROW Territory, for so long as it continues to do so, and (ii) Juno shall have a fully-paid, royalty-free, irrevocable, non-terminable, worldwide right and license, with the right to grant sublicenses [***], under the [***], to develop, manufacture, have manufactured, use, offer for sale, sell, import and otherwise commercialize Licensed Products and Licensed Diagnostic Products in the Field outside the ROW Territory. Such licenses shall be exclusive with respect to the Patents and Know-How that were subject to an exclusive license granted to the relevant Party pursuant to Section 6.1.1 or 6.1.2, and otherwise shall be non-exclusive.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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9.2 Termination Without Cause.

9.2.1 Termination by Celgene for Convenience. At any time during the License Term, Celgene shall have the right, at its sole discretion, to terminate this License Agreement in its entirety, upon [***] prior written notice to Juno hereunder; it being understood and agreed that Celgene shall be entitled to terminate upon [***] written notice at any time it reasonably determines that such termination is necessary to comply with any Antitrust Law.

9.2.2 Termination by Celgene for [***]. Celgene shall have the right to terminate this License Agreement immediately on a Licensed Candidate-by-Licensed Candidate basis upon written notice to Juno based on [***]. Upon such termination for Safety Reasons, subject to the terms and conditions of this License Agreement, Celgene shall be responsible, at its expense, for the wind-down, if any, of any Development of the applicable Licensed Candidate, and corresponding Licensed Product (including any Clinical Trials for the applicable Licensed Candidate or Licensed Product being conducted by or on behalf of Celgene) and any Commercialization activities for the applicable Licensed Candidate or Licensed Product for which it is the Lead Party or for which it is performing other Development and/or Commercialization activities. Such termination shall become effective upon the date that the Parties agree in writing that such wind-down is complete. Upon such termination for [***], all licenses granted by Juno to Celgene under this License Agreement shall terminate solely with respect to the applicable Licensed Candidate or Licensed Product. For purposes of this License Agreement, “[***]” means that [***], determines that Development of Licensed Candidates and/or Licensed Products should be discontinued [***] to Develop or Commercialize or to continue to Develop or Commercialize it. If this License Agreement is terminated pursuant to this Section 9.2.2, then subject to applicable data privacy laws, and on Juno’s request, Celgene shall provide Juno with [***], to the extent not previously provided to Juno, solely for the purposes of [***]. Upon Juno’s [***], Section 9.8 shall apply except for Section 9.8.2(c) and 9.8.2(h).

9.3 Termination for Breach.

9.3.1 Termination by Either Party for Breach. Subject to certain variations set forth in Section 9.3.2 with respect to a material breach by Celgene of its obligation to use Commercially Reasonable Efforts pursuant to Section 2.2.1, this License Agreement and the rights granted herein may be terminated by either Party for the material breach by the other Party of this License Agreement [***], provided, that if the breaching Party has not cured such breach within [***] (or [***], in the case of Celgene’s payment obligations under this License Agreement, or the time period provided in Section 9.3.2 with respect to a material breach by Celgene of its obligation to use Commercially Reasonable Efforts) (the “Cure Period”) after the date of written notice to the breaching Party of such breach, which notice shall describe such breach in reasonable detail and shall state the non-breaching Party’s intention to terminate this

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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License Agreement pursuant to this Section 9.3.1. Notwithstanding the preceding sentence, the Cure Period for any allegation made in good faith as to a material breach under this License Agreement will run from [***].

9.3.2 Any such termination of this License Agreement under this Section 9.3 shall become effective at the end of the Cure Period, unless the breaching Party has cured any such breach or default prior to the expiration of such Cure Period, or, if such breach is not susceptible to cure within the Cure Period, then, the non-breaching Party’s right of termination shall be [***]. The Parties understand and agree that [***] for purposes of determining [***].

9.3.3 Additional Procedures for Termination by Juno for Failure of Celgene to Use Commercially Reasonable Efforts. If Juno wishes to exercise its right to terminate this License Agreement pursuant to Section 9.3.1 for Celgene’s material breach of its obligations to use Commercially Reasonable Efforts as set forth in Section 2.2.1, it shall provide to Celgene a written notice of its intent to exercise such right, which notice shall be labelled as a “notice of material breach for failure to use Commercially Reasonable Efforts,” and shall state the reasons and justification for such termination and [***]. For any such notice of breach by Juno, the Cure Period shall be [***], and shall become effective in accordance with Section 9.3.2.

9.3.4 Disagreement as to Material Breach. If the Parties reasonably and in good faith disagree as to whether there has been a material breach pursuant to either Section 9.3.1 or 9.3.2, the Party that disputes that there has been a material breach may contest the allegation by referring such matter, within thirty [***] for resolution to the Executive Officers, who shall meet promptly to discuss the matter, and determine, within [***], whether or not a material breach has occurred pursuant to Section 9.3.1 or 9.3.2, as applicable. If the Executive Officers are unable to resolve a dispute within such [***] period after it is referred to them, the matter will be resolved as provided in Section 12.7 of the Master Collaboration Agreement.

9.4 Termination for Patent Challenges.

9.4.1 Termination by Celgene for Patent Challenge. Celgene shall have the right to terminate this License Agreement upon written notice if Juno or any of its Affiliates (as defined in Section 1.2(a) of the Master Collaboration Agreement) challenges the validity, scope or enforceability, or otherwise opposes any Patent included in the [***] that is licensed to Juno under this License Agreement (other than as [***] be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order); it being understood and agreed that Celgene’s right to terminate this License Agreement under this Section 9.4 shall not apply to any Affiliate of Juno (as defined in Section 1.2(a) of the Master Collaboration Agreement) that first becomes such an Affiliate as a result of or after the effective date of a Business Combination involving Juno, where such new Affiliate was undertaking any of the activities described in the foregoing clause prior to such Business Combination; provided that Celgene’s right to terminate this License Agreement under this Section 9.4 shall apply to such new Affiliate if Juno is the acquiror in such Business Combination and such new Affiliate does not terminate or otherwise cease such challenge or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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opposition within [***] after the effective date of such Business Combination. If a Sublicensee of Juno challenges the validity, scope or enforceability of or otherwise opposes any Patent [***] under which such Sublicensee is sublicensed, then Juno shall, [***], terminate such sublicense. For the avoidance of doubt, an action by Juno or any Affiliate (as defined in Section 1.2(a) of the Master Collaboration Agreement) in accordance with Article 7 of the Master Collaboration Agreement to amend claims within a pending patent application of Celgene during the course of Juno’s Prosecution and Maintenance of such pending patent application or in defense of a Third Party proceeding, or to make a negative determination of patentability of claims of a patent application of Celgene or to abandon a patent application of Celgene during the course of Juno’s Prosecution and Maintenance of such pending patent application, shall not constitute a challenge under this Section 9.4.

9.4.2 Juno shall have the right to terminate this License Agreement upon written notice if Celgene or any Affiliate (as defined in Section 1.2(a) of the Master Collaboration Agreement) challenges the validity, scope or enforceability, or otherwise opposes any Patent included in the [***] that is licensed to Celgene under this License Agreement (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order); it being understood and agreed that Juno’s right to terminate this License Agreement under this Section 9.4 shall not apply to any Affiliate of Celgene (as defined in Section 1.2(a) of the Master Collaboration Agreement) that first becomes such an Affiliate as a result of or after the effective date of a Business Combination involving Celgene, where such new Affiliate was undertaking any of the activities described in the foregoing clause prior to such Business Combination; provided that Juno’s right to terminate this License Agreement under this Section 9.4 shall apply to such new Affiliate if Celgene is the acquiror in such Business Combination and such new Affiliate does not terminate or otherwise cease such challenge or opposition within [***] after the effective date of such Business Combination. If a Sublicensee of Celgene challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the [***] under which such Sublicensee is sublicensed, then Celgene shall, upon [***], terminate such sublicense. For the avoidance of doubt, an action by Celgene or any Affiliate (as defined in Section 1.2(a) of the Master Collaboration Agreement) in accordance with Article 6 to amend claims within a pending patent application of Juno during the course of Celgene’s Prosecution and Maintenance of such pending patent application or in defense of a Third Party proceeding, or to make a negative determination of patentability of claims of a patent application of Juno or to abandon a patent application of Juno during the course of Celgene’s Prosecution and Maintenance of such pending patent application, shall not constitute a challenge under this Section 9.4.

9.5 Termination for Bankruptcy. If either Party makes a general assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not dismissed, discharged, bonded or stayed within [***] after the filing thereof, the other Party may terminate this License Agreement in its entirety, effective immediately upon written notice to such Party. In connection therewith, the provisions of Section 6.1.6 shall apply.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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9.6 Termination for Breach of Standstill. Juno may terminate this License Agreement immediately upon written notice to Celgene, in the event that Juno exercises its right to terminate this License Agreement under Section 2.2 of the Voting and Standstill Agreement (as defined in the Master Collaboration Agreement) resulting in the termination of the Voting and Standstill Agreement.

9.7 Effects of Expiration or Termination.

9.7.1 License Upon Expiration. Upon expiration (but not upon earlier termination) of this License Agreement, the license granted to Celgene in Section 6.1.1 shall automatically convert to the applicable license set forth in Section 9.1.2, and the license granted to Juno in Section 6.1.2 shall automatically convert to the applicable license set forth in Section 9.1.2.

9.7.2 Termination by Celgene Pursuant to Section 9.2, or by Juno Pursuant to Section 9.3, 9.4, 9.5 or 9.6. In the event this License Agreement is terminated by Celgene pursuant to Section 9.2 or by Juno pursuant to Section 9.3, 9.4, 9.5 or 9.6, then notwithstanding anything contained in this License Agreement to the contrary, upon the effective date of such termination:

(a) License Termination. All licenses granted to Celgene under this License Agreement shall terminate in their entirety, Celgene shall cease any and all Development, and Commercialization Activities with respect to all Licensed Candidates, Licensed Products and Licensed Diagnostic Products, and all rights in such Licensed Candidates, Licensed Products and Licensed Diagnostic Products granted by Juno to Celgene shall revert to Juno pursuant to Section 9.8;

(b) Return of Confidential Information. Each Party shall return or destroy all Confidential Information of the other Party pursuant to Article 8 of the Master Collaboration Agreement, unless such information is practiced by the receiving Party pursuant to licenses retained after any such termination under this License Agreement, another Development & Commercialization Agreement or the Master Collaboration Agreement; and

(c) Survival of License. The licenses granted in Sections 6.1.2 shall automatically convert to the applicable license set forth in Section 9.8.

(d) Ongoing Activities. If Celgene had exercised its right to participate in Commercialization Activities in the North America Territory pursuant to Section 3.3.2, and if Celgene is engaged in such activities at the time the termination of this License Agreement becomes effective, [***] will have the right [***]. [***] shall exercise the foregoing right by providing written notice to [***] thereof prior to the date that is [***] after the effective date of such termination, stating that [***]. Celgene shall [***].

9.7.3 Termination by Celgene Pursuant to Section 9.3, 9.4 or 9.5. In the event this License Agreement is terminated by Celgene pursuant to Section 9.3, 9.4 or 9.5, then (a)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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subject to Section 9.10, all rights and obligations of the Parties under this License Agreement shall terminate, except (i) the licenses granted in Sections 6.1.1 and 6.1.2, (ii) Celgene’s payment obligations set forth in Article 5, and (iii) Section 9.10, shall, in each of cases (i) through (iii), survive such termination, (b) each Party shall return or destroy any Confidential Information of the other Party pursuant to Article 8 of the Master Collaboration Agreement that is not necessary to practice any licenses retained by either Party following such termination under this License Agreement, another Development & Commercialization Agreement or the Master Collaboration Agreement, and (c) [***], unless such termination of this License Agreement is [***].

9.8 Juno Reversion Products.

9.8.1 Reversion. If this License Agreement terminates, except for any termination by Celgene pursuant to Section 9.3, 9.4 or 9.5, then all Licensed Candidates, Licensed Products and/or Licensed Diagnostic Products shall be deemed “Juno Reversion Products”. Celgene shall grant and hereby grants to Juno a non-exclusive, royalty-free, non-assignable (except as provided in Section 10.4) license, with the right to grant sublicenses [***], under [***] (a) [***], (b) [***], and (c) [***], in each case of (a) through (c), solely to Research, Develop, Manufacture, use, import, offer for sale, sell, and Commercialize Juno Reversion Products in the Territory in the Field.

9.8.2 Effects of Reversion. With respect to each Licensed Candidate, Licensed Product and Licensed Diagnostic Product that becomes a Juno Reversion Product:

(a) Celgene shall return to Juno within a reasonable time, at no cost to Juno, all Know-How within the Juno Licensed IP transferred by Juno to Celgene with respect to each such Juno Reversion Product;

(b) Except to the extent not permitted pursuant to any agreements between Celgene and a Third Party, Celgene shall provide to Juno, within a reasonable time, at Juno’s request, subject to Juno’s [***] pertaining to the applicable Juno Reversion Products [***] such Juno Reversion Products, including copies of (i) [***] Juno Reversion Products, and (ii) materials and documents relating to [***] Juno Reversion Products throughout the ROW Territory and/or the North America Territory (if applicable). For clarity, Juno shall have the right to use the foregoing [***] information, materials and data [***] of Juno Reversion Products or exercise of its rights under Section 6.1.2;

(c) Celgene shall provide [***] with Juno Reversion Products in the ROW Territory prior to reversion of such Juno Reversion Products to Juno, at Juno’s request [***];

(d) Celgene shall transfer within a reasonable time to Juno, at Juno’s request and at Juno’s expense, any and all Regulatory Filings pertaining to the applicable Juno Reversion Products in the ROW Territory in its possession or Control;

(e) with respect to any Licensed Candidate or Licensed Product that becomes a Juno Reversion Product as a result of termination of this License Agreement at a time during

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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which Celgene is conducting a Clinical Trial for such Licensed Candidate or Licensed Product, Celgene will, as directed by Juno, [***], if such termination is pursuant to Sections 9.3, 9.4, 9.5 or 9.6 (in each case by Juno), and otherwise [***];

(f) Celgene shall otherwise cooperate reasonably with Juno to provide a transfer of the materials described in Sections 9.8.2(a) through (e), such transfer to be completed within [***] after the Parties have identified the Know-How and Regulatory Filings to be transferred;

(g) As and to the extent a Third Party is manufacturing such Juno Reversion Product for Celgene, or for supply to Juno by Celgene, Celgene shall [***], to assist in [***]. If, at any time during the License Term, Celgene or an Affiliate of Celgene begins manufacturing any Licensed Candidate or Licensed Product, the Parties shall [***] of such Licensed Candidate or Licensed Product from Celgene or such Affiliate to Juno or Juno’s designee in the event such Licensed Candidate or Licensed Product becomes a Juno Reversion Product, which shall include [***]. Additionally, upon any Licensed Candidate or Licensed Product becoming a Juno Reversion Product, at Juno’s request, Celgene shall [***], for a price equal to [***];

(h) To the extent that Celgene owns any trademark(s) and/or domain names that [***] a Juno Reversion Product that [***] for the Commercialization of a Juno Reversion Product (as [***], but not including any marks that include, in whole or part, any corporate name or logo of Celgene), Juno shall have the right to [***]. Juno shall exercise such right by written notice to Celgene within [***] after such Licensed Candidate or Licensed Product becomes a Juno Reversion Product. The Parties shall [***] to Juno for up to [***] after Celgene receives any such written notice from Juno; and

(i) If Celgene has obtained a Third Party License with respect to such Juno Reversion Product and Juno is a sublicensee under such Third Party License, then [***] such Third Party License to the extent due with respect to the [***].

9.9 Survival of Sublicensees. Juno’s right to grant sublicenses under the licenses granted in Section 9.8 shall survive any termination of this License Agreement. With the exception of the foregoing, termination of this License Agreement shall be construed as a termination of any sublicense granted by either Party to any Sublicensee hereunder, provided however that such Sublicensee shall have the right to request that such Party grants to such Sublicensee a direct license. and such Party shall not unreasonably withhold its consent to any such request.

9.10 Surviving Provisions.

9.10.1 Accrued Rights; Remedies. Termination, relinquishment or expiration of this License Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination, relinquishment or expiration, including the payment obligations under Article 5 hereof, and any and all damages or remedies (whether in law or in equity) arising from any breach hereunder. Such termination,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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relinquishment or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination of this License Agreement. Except as otherwise expressly set forth in this License Agreement, the termination provisions of this Article 10 are in addition to any other relief and remedies available to either Party under this License Agreement and at applicable Law.

9.10.2 Survival. Notwithstanding any provision herein to the contrary, any rights or obligations otherwise accrued hereunder (including any accrued payment obligations) shall survive the expiration or termination of this License Agreement. Further, the rights and obligations of the Parties set forth in the following Sections, Articles and Exhibits shall survive the expiration or termination of this License Agreement, in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this License Agreement: (a) Sections 2.3.3(b), 2.3.7(b), 2.5 (as to activities conducted during the License Term and activities conducted by a Party following termination, where such Party retains rights and licenses pursuant to Section 9.7.3 (as to Celgene) or Section 9.8 (as to Juno)), 2.6.1 (as to License Materials transferred during the License Term), 2.6.2 (to the extent that the License Materials Receiving Party retains a license to use such License Materials following termination), 2.6.3 (as to License Materials transferred during the License Term), 2.7, 5.6.1, 6.1.3 (to the extent applicable), 6.1.4, 6.1.5, 6.1.6, 6.2, 6.5 (to the extent a Party retains rights or licenses after termination under [***]), except that for Section 6.5.9 shall apply only if [***]), 6.7, 6.8, 6.9 (last sentence, to the extent a party retains rights or license after termination), Article 7 (to the extent applicable to claims arising either during the License Term, or in the course of a Party’s exercise of its rights and licenses pursuant to Section 9.7.3 ([***]) or Section 9.8 (for Juno) after termination), Article 8 (to the extent applicable to claims arising either during the License Term, or in the course of a Party’s exercise of its rights and licenses pursuant to Section 9.7.3 (for Celgene) or Section 9.8 (for Juno) after termination), Sections 9.1.2, 9.7, 9.8, 9.9, 9.10, 9.11, Article 10, Exhibit A and Exhibit B; and (b) additionally, if Section 9.7.3 applies, Sections 2.3.2 (first sentence), 2.3.6(a), 3.1 (except that the rights under Sections 3.2 and 3.3 referenced in Section 3.1 shall not survive), Article 5, 6.1.1, 6.1.2, 6.6 ([***]), 6.10 (solely with respect to [***], on the same basis as during the License Term), and Exhibit C, and (c) additionally, if Section 9.1.2 applies, Sections 2.3.2 (first sentence), 2.3.6, 3.1 (except that the rights under Sections 3.2 and 3.3 referenced in Section 3.1 shall not survive) ; provided that such survival shall be limited to any specific time periods set forth in such Articles and Sections. Upon expiration of this License Agreement pursuant to Section 9.1.1, each Party shall return or destroy all Confidential Information of the other Party pursuant to Article 8 of the Master Collaboration Agreement, unless such information is practiced by the receiving Party pursuant to licenses retained after any such expiration under this License Agreement, another Development & Commercialization Agreement or the Master Collaboration Agreement.

9.11 Relationship to Other Agreements. Termination of this License Agreement shall not affect in any way the terms or provisions of the Master Collaboration Agreement, any other then-existing executed Development & Commercialization Agreement or the Equity Purchase Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ARTICLE 10

MISCELLANEOUS

10.1 Confidentiality; Publicity.

10.1.1 Confidentiality. The confidentiality, non-disclosure and non-use obligations set forth in Article 8 of the Master Collaboration Agreement, including each Party’s rights and obligations with respect to publicity and publications set forth in Sections 8.6 and 8.7.2 of the Master Collaboration Agreement, shall apply to the Parties’ performance of all activities under this License Agreement.

10.1.2 Press Release. Upon or following the License Agreement Effective Date, the Parties may issue the form of press release agreed by the Parties pursuant to Section 8.6 of the Master Collaboration Agreement and attached hereto as Exhibit D. In all other cases, the issuance of any press release or other public statement by either Party or their respective Affiliates disclosing any information relating to this License Agreement, the activities hereunder, or the transactions contemplated hereby shall be subject to Section 8.6 of the Master Collaboration Agreement.

10.2 Disclaimer of Warranties. Except as otherwise expressly set forth in this License Agreement or the Master Collaboration Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY THAT ANY PATENTS ARE VALID OR ENFORCEABLE, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. Without limiting the generality of the foregoing, each Party disclaims any warranties with regards to: (a) the success of any study or test, including the Licensed Program, commenced under this License Agreement; (b) the safety or usefulness for any purpose of the technology or materials, including any Licensed Candidate, Licensed Product or Licensed Diagnostic Product, it provides or discovers under this License Agreement; or (c) the validity, enforceability, or non-infringement of any intellectual property rights or technology it provides or licenses to the other Party under this License Agreement.

10.3 Applicability of Terms of Master Collaboration Agreement. In addition to those provisions of the Master Collaboration Agreement that are expressly stated in this License Agreement to apply to the Parties activities hereunder, Sections 12.1, 12.2, 12.3, 12.5, 12.6, 12.7, 12.8, 12.9, 12.11, 12.12, 12.13 12.14 and 12.15 of the Master Collaboration Agreement shall apply in full to the Party’s performance of all activities under this License Agreement. References to “Agreement” in such sections shall refer to this License Agreement.

10.4 Assignment.

10.4.1 Generally. This License Agreement may not be assigned by any Party, nor may any Party delegate its obligations or otherwise transfer licenses or other rights created

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by this License Agreement, except as expressly permitted hereunder without the prior written consent of the other Party, which consent will not be unreasonably withheld, delayed or conditioned.

10.4.2 Celgene. Notwithstanding the limitations in Section 10.4.1, Celgene Corp. and Celgene RIVOT may assign this License Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates solely as provided in this Section 10.4.2 or (b) its successor in interest in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this License Agreement; provided however that, except in the case where Celgene Corp., or Celgene RIVOT, as applicable, [***], (i) Celgene Corp. or Celgene RIVOT, as applicable, provides Juno with at least [***] advance written notice of any such assignment(s), (ii) prior to such assignment(s), Celgene Corp. or Celgene RIVOT, as applicable, agrees in a written agreement delivered to Juno (and upon which Juno may rely) to remain fully liable for the performance of its obligations under this License Agreement by its assignee(s), and (iii) prior to such assignment(s), the assignee(s) agree in a written agreement delivered to Juno (and upon which Juno may rely) to assume performance of all such assigned obligations. If Celgene Corp. or Celgene RIVOT, as applicable, wishes to assign [***], Celgene Corp. or Celgene RIVOT, as applicable, will be permitted to do so conditioned on such [***].

10.4.3 Juno. Notwithstanding the limitations in Section 10.4.1, Juno may assign this License Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates solely as provided in this Section 10.4.3 or (b) its successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this License Agreement; provided however that, except in the case where Juno [***], (i) Juno provides Celgene with at least [***] advance written notice of any such assignment(s), (ii) prior to such assignment(s), Juno agrees in a written agreement delivered to Celgene (and upon which Celgene may rely) to remain fully liable for the performance of its obligations under this License Agreement by its assignee(s), (iii) prior to such assignment(s), the assignee(s) agree in a written agreement delivered to Celgene (and upon which Celgene may rely) to assume performance of all such assigned obligations, (iv) in the case of any assignment(s) by Juno, all [***], and (v) all of the matters referred to in clauses (i), (ii), (iii) and (iv), as applicable, will be set forth in documentation [***] prior to any such assignment(s) [***] and in all cases will provide [***]. If Juno wishes to assign [***], it will be permitted to do so conditioned on [***].

10.4.4 All Other Assignments Null and Void. The terms of this License Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators and permitted assigns of the Parties. Any purported assignment in violation of this Section 10.4 will be null and void ab initio.

10.4.5 Business Combinations. Notwithstanding anything to the contrary in this License Agreement, with respect to any intellectual property rights controlled by the acquiring party or its Affiliates (if other than one of the Parties to this License Agreement) involved in any

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Business Combination of either Party, such intellectual property rights shall not be included in the technology and intellectual property rights licensed to the other Party hereunder to the extent held by such acquirer or its Affiliate (other than the relevant Party to this License Agreement) prior to such transaction, or to the extent such technology is developed outside the scope of activities conducted with respect to the Collaboration, Licensed Program, Licensed Candidates, Licensed Products or related Licensed Diagnostic Products. The Juno Licensed IP and the [***] shall exclude any intellectual property [***] by a permitted assignee or successor and not developed in connection with the Collaboration, Licensed Program, Licensed Candidates, or Licensed Products, or related Licensed Diagnostic Products, Researched, Developed or Commercialized pursuant to this License Agreement, any other Development & Commercialization Agreement or the Master Collaboration Agreement.

10.5 Entire Agreement. This License Agreement, together with the attached Exhibits and Schedules, and the Master Collaboration Agreement, including its Exhibits and Schedules, contains the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior express or implied agreements, understandings and representations, either oral or written, which may have related to the subject matter hereof in any way, and any and all term sheets relating to the transactions contemplated by this License Agreement and exchanged between the Parties prior to the License Agreement Effective Date.

[Signature Page Follows]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this LICENSE AGREEMENT to be executed by their respective duly authorized officers as of the License Agreement Effective Date.

JUNO THERAPEUTICS, INC.	CELGENE CORPORATION

By:	By:

Name:	Name:

Title:	Title:

CELGENE RIVOT LTD.

By:

Name:

Title:

[Signature page to License Agreement]

EXHIBIT A

Licensed Program

The Program that is the subject of this License Agreement (the “Licensed Program”) is:

☐	the CD19 Program

☐	the CD22 Program

☐	an Other Juno Program [List which]:

A - 1

EXHIBIT B

Licensed Target, Licensed Candidates and [***]

If the Licensed Program is:

☐	the CD19 Program, then:

A.	the “Licensed Target” is: CD19.

B.	the “Licensed Candidates” are: (i) JCAR015, (ii) JCAR014, (iii) JCAR017, (iv) JCAR021, and (v) each [***] [***] within a [***] for the Licensed Target and that is [***] either Party or any of its Affiliates prior to or after the License Agreement Effective Date [***]. For clarity, and as set forth in Section 1.109 of the Master Collaboration Agreement, Licensed Candidates also include [***], and which may be [***].

C.	the [***] are: [provide list]

☐	the CD22 Program, then:

A.	the “Licensed Target” is: CD22.

B.	the “Licensed Candidates” are: (i) JCAR018 and (ii) each [***]that is included in the [***] for the Licensed Target and is [***] either Party or any of its Affiliates prior to or after the License Agreement Effective Date until [***]. For clarity, and as set forth in Section 1.109 of the Master Collaboration Agreement, Licensed Candidates also include [***], and which may be [***].

C.	the [***] are: [List]

☐ an Other Juno Program (including any [***] Program included within this License Agreement pursuant to Section 2.9). [List which]:                     , then:

A.	the “Licensed Target” is [ ]

B.	the “Licensed Candidates” are each [***]included in the [***] for the Licensed Target that is [***] that is included in the [***] for such Licensed Target and is [***] either Party or any of its Affiliates prior to or after the License Agreement Effective Date until [***]. For clarity, and as set forth in Section 1.109 of the Master Collaboration Agreement, Licensed Candidates also include [***], and which may be [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B - 1

C.	the [***] are: [List]

☐ For clarity, for each of the foregoing Licensed Programs, in no event shall any Target of an Excluded Program be a Licensed Target.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B - 2

EXHIBIT C-1

Financial Terms – CD19 Program

In consideration for the rights and licenses granted to Celgene under this License Agreement with respect to the Licensed Program (where such Licensed Program is the CD19 Program):

1.	Upfront Fee. Celgene shall, within [***] after delivery to Juno of the Celgene Option Exercise Notice for the CD19 Program, pay to Juno an Option exercise fee in an amount equal to [***] or [***], as set forth in Section 6.3.1 of the Master Collaboration Agreement.

2.	Royalties for Licensed Products (and not Licensed Diagnostic Products).

(a) Subject to Paragraph 2(b), and Article 5 of this License Agreement, on a Licensed Product-by-Licensed Product basis, Celgene shall pay Juno royalties on License Net Sales by Celgene, its Affiliates and Sublicensees in the ROW Territory, for the applicable Licensed Product at the royalty rates set forth below:

License Net Sales in the ROW Territory of CD19 Product (For each Licensed Product)	Royalty Rate
On all License Net Sales of such Licensed Product in the ROW Territory by Celgene, its Affiliates and Sublicensees	[***]

(b) Notwithstanding the foregoing, if (i) the Licensed Product [***] for which Celgene exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement after the License Agreement Effective Date, and (ii) [***], then the royalty rate applicable to sales of such Licensed Product [***] at the time Celgene exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement.

(c) For clarity, the royalties set forth in this Paragraph 2 of this Exhibit C-1 do not apply to Licensed Diagnostic Products, which royalties are set forth solely in Paragraph 3 of this Exhibit C-1.

3.

Royalties for Licensed Diagnostic Products. On a Licensed Diagnostic Product-by-Licensed Diagnostic Product basis, Celgene shall pay Juno royalties on License Net Sales by Celgene, its Affiliates and Sublicensees in the ROW Territory, of any Licensed Diagnostic Product sold [***] Licensed Product

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-1 - 1

that is [***] at the royalty rate set forth below; provided, that if such Licensed Diagnostic Product is sold by Celgene, its Affiliate or Sublicensee for [***] (as defined in the Form of Co-Development and Co-Commercialization Agreement attached to the Master Collaboration Agreement as Exhibit B) [***], then the royalty rate shall be [***].

License Net Sales in the ROW Territory of Licensed Diagnostic Product (For each Licensed Product)	Royalty Rate
On all License Net Sales of such Licensed Diagnostic Product in the ROW Territory by Celgene, its Affiliates and Sublicensees	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-1 - 2

EXHIBIT C-2

Financial Terms – CD22 Program

In consideration for the rights and licenses granted to Celgene under this License Agreement with respect to the Licensed Program (where such Licensed Program is the CD22 Program):

1.	Upfront Fee. Celgene shall, within [***] after delivery to Juno of the Celgene Option Exercise Notice for the CD22 Program, pay to Juno an Option exercise fee in an amount equal to [***] or [***], as set forth in Section 6.3.2 of the Master Collaboration Agreement;

2.	Royalties for Licensed Products (and not Licensed Diagnostic Products).

(a) Subject to Article 5 of this License Agreement, on a Licensed Product-by-Licensed Product basis, Celgene shall pay Juno royalties on License Net Sales by Celgene, its Affiliates and Sublicensees in the ROW Territory, for the applicable Licensed Product at the royalty rates set forth below:

License Net Sales in the ROW Territory of CD22 Product (For each Licensed Product)	Royalty Rate
On all License Net Sales of such Licensed Product in the ROW Territory by Celgene, its Affiliates and Sublicensees	[***]

(b) Notwithstanding the foregoing, if (i) the Licensed Product contains an [***] that is [***] to CD22 that is included in an [***] in an [***] for which Celgene exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement after the License Agreement Effective Date, and (ii) [***], then the royalty rate applicable to sales of such Licensed Product [***] at the time Celgene exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement.

(c) For clarity, the royalties set forth in this Paragraph 2 of this Exhibit C-2 do not apply to Licensed Diagnostic Products, which royalties are set forth solely in Paragraph 3 of this Exhibit C-2.

3.	Royalties for Licensed Diagnostic Products. On a Licensed Diagnostic Product-by-Licensed Diagnostic Product basis, Celgene shall pay Juno royalties on License Net Sales by Celgene, its Affiliates and Sublicensees in the ROW Territory, of any Licensed Diagnostic Product sold [***] such Licensed Product that is [***] at the royalty rate set forth below; provided, that if such Licensed Diagnostic Product is sold by Celgene, its Affiliate or Sublicensee for [***] (as defined in the Form of Co-Development and Co-Commercialization Agreement attached to the Master Collaboration Agreement as Exhibit B) [***], then the royalty rate shall be [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-2 - 1

License Net Sales in the ROW Territory of Licensed Diagnostic Product (For each Licensed Product)	Royalty Rate
On all License Net Sales of such Licensed Diagnostic Product in the ROW Territory by Celgene, its Affiliates and Sublicensees	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-2 - 2

EXHIBIT C-3

Financial Terms – Other Juno Program and [***] Programs

In consideration for the rights and licenses granted to Celgene under this License Agreement with respect to the Licensed Program where such Licensed Program is an Other Juno Program or an [***] Program (and is not the CD19 Program or the CD22 Program):

1.	Option Exercise and Designation Payments.

(a) If the Licensed Program is an Other Juno Program, Celgene shall pay the Designation Payment to Celgene under Payment Structure A at the time it exercises the Option for such Other Juno Program. Accordingly, Celgene shall pay, within [***] following the delivery of the Option Exercise Notice for such Other Juno Program pursuant to Section 3.1.3(a) of the Master Collaboration Agreement, the Designation Payment in an amount calculated in accordance with Section 6.4.2 of the Master Collaboration Agreement, pursuant to Payment Structure A.

(b) If the Licensed Program is an [***] Program for which Celgene exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement, then Celgene shall pay, within [***] following the delivery of the [***] Option Exercise Notice for such [***] Program pursuant to Section 3.1.3(a) of the Master Collaboration Agreement, the Designation Payment in an amount calculated in accordance with Section 6.4.2 of the Master Collaboration Agreement, pursuant to Payment Structure A.

2.	Royalties for Licensed Products (and not Licensed Diagnostic Products).

(c) Subject to Paragraph 3(b) and Article 5 of this License Agreement, on a Licensed Product-by-Licensed Product basis, Celgene shall pay Juno royalties on License Net Sales by Celgene, its Affiliates and Sublicensees in the ROW Territory, for the applicable Licensed Product at the royalty rates set forth below:

Data Package Submitted at which Option Exercise by Celgene Occurred for Licensed Program	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(d) Notwithstanding the foregoing, if (i) the Licensed Product contains [***] pursuant to Section 3.1.5 of the Master Collaboration Agreement after the License Agreement Effective Date, and (ii) such [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-3 - 1

[***], then the royalty rate applicable to sales of such Licensed Product in the chart above shall [***] (A) [***] the License Agreement Effective Date, and (B) [***] at the time Celgene exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement.

(e) For clarity, the royalties set forth in this Paragraph 2 of this Exhibit C-3 do not apply to Licensed Diagnostic Products, which royalties are set forth solely in Paragraph 3 of this Exhibit C-3.

3.	Royalties for Licensed Diagnostic Products. On a Licensed Diagnostic Product-by-Licensed Diagnostic Product basis, Celgene shall pay Juno royalties on License Net Sales by Celgene, its Affiliates and Sublicensees in the ROW Territory, of any Licensed Diagnostic Product sold for use [***] such Licensed Product that is [***] at the royalty rate set forth below; provided, that if such Licensed Diagnostic Product is sold by Celgene, its Affiliate or Sublicensee for [***] (as defined in the Form of Co-Development and Co-Commercialization Agreement attached to the Master Collaboration Agreement as Exhibit B) [***], then the royalty rate shall be [***].

License Net Sales in the ROW Territory of Licensed Diagnostic Product(For each Licensed Product)	Royalty Rate
On all License Net Sales of such Licensed Diagnostic Product in the ROW Territory by Celgene, its Affiliates and Sublicensees	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-3 - 2

EXHIBIT D

Press Release

[To be drafted and attached at time of execution of this License Agreement]

D - 1

EXHIBIT E

Form of License Material Transfer Agreement

This License Material Transfer Agreement No.             (the “License Material Transfer Agreement”) is made as of                      (the “License Material Transfer Agreement Effective Date”), pursuant to that certain License Agreement for the [List Program] Program, entered into by Juno Therapeutics, Inc., Celgene Corporation and Celgene RIVOT Ltd., with an effective date of [●], 20     (the “[List Program] Program License Agreement”), by and between:

Transferring Party: [Please identify transferring party]

And

License Material Receiving Party: [Please identify receiving party]

for the transfer of:

A.	Confidential Information:

[Please identify any Confidential Information other than License Materials that would be transferred, e.g., assay protocols. If none, state “None.”]

B.	License Materials:

[Please identify all License Materials to be transferred by type and name, as well as specifying the amount transferred. If none, state “None.”]

for the following Program(s):

☐ CD19 Program

☐ CD22 Program

☐ other Program.	[List which]:

and for the purpose of:

[Please describe purpose and scope of use of such Confidential Information and/or License Materials]

The Parties acknowledge and agree that the transfer of Confidential Information and/or License Materials pursuant to this License Material Transfer Agreement will be pursuant to and in accordance with the terms and conditions of the Master Collaboration Agreement and this [list

E - 1

Program] License Agreement. Any capitalized terms used in this License Material Transfer Agreement that are not defined herein have the meanings ascribed to them in the Master Collaboration Agreement or the [list Program] License Agreement, as applicable.

[Signature Page Follows]

E - 2

IN WITNESS WHEREOF, this License Material Transfer Agreement is entered into as of the License Material Transfer Agreement Effective Date, and it is accepted and agreed to by the Parties’ authorized representatives.

For the Transferring Party:	For the License Materials Receiving Party:

By:	By:

Name:	Name:

Title:	Title:

E - 3

EXHIBIT F

Commercialization Opt-In Terms

If the Commercialization Opt-In Right is exercised by Juno pursuant to Section 3.3.1, or by Celgene pursuant to Section 3.3.2, the Party exercising such Commercialization Opt-In Right shall have the right to participate in the following activities relating to the Commercialization of Licensed Products (the “Commercialization Opt-In Activities”) in the Major EU Market Countries (where Juno is the Party exercising the Commercialization Opt-In Right), or the North America Territory (where Celgene is the Party exercising the Commercialization Opt-In Right, and in such case the following terms shall apply to the conduct of the Commercialization Activities:

1.1 Commercialization Lead Party Responsibilities. Following the exercise of the Commercialization Opt-In Right, the Commercialization Lead Party shall remain responsible for:

(a) the form and content of the License Commercialization Plan for Commercialization of Licensed Products in the ROW Territory (where Celgene is the Commercialization Lead Party) and outside the ROW Territory (where Juno is the Commercialization Lead Party), [***], in accordance with Section 3.4.2, and for all activities relating to the Commercialization of Licensed Product in the Territory, except as expressly set forth in Section 1.2 of this Exhibit F below;

(b) booking all sales of Licensed Products in the relevant territory;

(c) execution of medical and scientific affairs and programs, including professional symposia and other educational activities, and medical affairs studies based upon approved protocols, including medical information support and medical communications and publishing activities;

(d) [***]; and

(e) all market access activities, including wholesaler and distributor management, local contracting and pricing, payor relations and patient support programs, including the designation of any personnel for any of the foregoing in the relevant territory.

1.2 Commercialization Opt-In Activities. The Party opting-in shall have the right to participate in certain Commercialization Opt-In Activities relating to the Licensed Product as follows:

(a) Training; Details. The Commercialization Lead Party will, for the countries for which it serves as Commercialization Lead Party, (i) [***] with respect to Licensed Products, and [***] for such sales representatives therefor, and (ii) [***]. The Party opting-in to Commercialization Opt-In Activities will [***].

(b) Sales Representatives; Detailing. The Parties will discuss and agree upon the exact number of sales representatives that may be allocated to the Party opting-in to

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Commercialization Opt-In Activities to promote and detail the Licensed Products in the ROW Territory (if Juno opted in), or outside the ROW Territory (if Celgene opted in), provided that the Party opting-in to Commercialization Opt-In Activities will have the right to provide (i) [***], or (ii) [***]. The Party opting-in to Commercialization Opt-In Activities will be [***]. Each Party will be responsible for the activities of its sales representatives, including compliance by its sales representatives with training and detailing requirements. Notwithstanding the foregoing, the Party opting-in to Commercialization Opt-In Activities [***] such Licensed Product in accordance with the terms of this License Agreement and applicable Law in the relevant countries. If the Commercialization Lead Party raises [***] with the Party opting-in to Commercialization Opt-In Activities regarding [***], such other Party will [***].

(c) Promotional Materials. The sales representatives assigned to promote the Licensed Product by the Party opting-in to Commercialization Opt-In Activities will utilize only promotional materials that have been approved by the Commercialization Lead Party and in accordance with the License Commercialization Plan for the relevant Licensed Product in the relevant country. All detailing activities conducted by the opting-in Party’s sales representatives will be consistent in all material respects with the promotional materials so approved for the relevant Licensed Product in the relevant country. The opting-in Party will train and instruct its sales representatives to make only those statements and claims regarding the Licensed Product, including as to efficacy and safety, that are consistent with the Licensed Product labeling and accompanying inserts and the approved promotional materials. For clarity, all marketing and promotional materials must be approved by the Commercialization Lead Party prior to use.

(d) Reporting. The opting-in Party will provide the Commercialization Lead Party with a report, as soon as practicable but in no event later than [***] following the end of each Calendar Quarter commencing as of and after the first Licensed

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Product has received Regulatory Approval from the EMA or the FDA, as applicable, or at such other time as the JCC deems appropriate, and for the remainder of the License Term for such Licensed Product, setting forth the number of details made by its sales representatives of Licensed Product in the Major EU Market Countries during such Calendar Quarter. [***].

(e) Records. The opting-in Party will maintain records and otherwise establish procedures to ensure compliance with all applicable Laws and professional requirements that apply to the promotion and marketing of Licensed Product, including compliance with the PhRMA Code on Interactions with Healthcare Professionals.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 6.1.1

Patents Licensed to Celgene

SCHEDULE 6.1.2

Patents Licensed to Juno

EXHIBIT B

FORM OF J LEAD CO-CO AGREEMENT

JUNO LEAD CO-DEVELOPMENT AND CO-COMMERCIALIZATION AGREEMENT

by and among

[                    ]

and

[                             ]

and

[                                     ]

Dated as of [●], [●]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-ii-

-iii-

LIST OF EXHIBITS

Exhibit A	Juno Co-Co Program
Exhibit B	Juno Program Co-Co Target, Juno Program Co-Co Candidates and
[***]
Exhibit C	Co-Co Upfront Payments
Exhibit D	Profit & Loss Share
Exhibit E	Form of Juno Co-Co Material Transfer Agreement
Exhibit F	Juno Co-Co Commercialization Opt-In Terms
Exhibit G	Form of Press Release
Exhibit H	Certain U.S. Federal Income Tax Matters

LIST OF SCHEDULES

Schedule 3.1.7(b)	Minimum Sales Representative Qualifications
Schedule 6.1.1	Patents Licensed to Celgene
Schedule 6.1.2	Patents Licensed to Juno

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-iv-

JUNO LEAD CO-CO AGREEMENT

This JUNO LEAD CO-DEVELOPMENT AND CO-COMMERCIALIZATION AGREEMENT (this “Juno Lead Co-Co Agreement”) is entered into and made effective as of [●], 20     (the “Juno Lead Co-Co Agreement Effective Date”) by and among Juno Therapeutics, Inc., a Delaware corporation (“Juno”), and Celgene Corporation, a Delaware corporation (“Celgene Corp.”), with respect to all rights and obligations under this Juno Lead Co-Co Agreement in the United States, and Celgene RIVOT Ltd. (“Celgene RIVOT”), with respect to all rights and obligations under this Juno Lead Co-Co Agreement outside of the United States (Celgene RIVOT and Celgene Corp. together, “Celgene”). Celgene and Juno are each referred to herein as a “Party” or, collectively, as the “Parties.”

RECITALS

WHEREAS, Juno and Celgene entered into that certain Master Research and Collaboration Agreement, dated as of [            ], 2015 (as amended, the “Master Collaboration Agreement”), pursuant to which Celgene has an exclusive option to obtain an certain rights to participate in the development and commercialization in the ROW Territory (as defined in the Master Collaboration Agreement) of Development Candidates and Products arising out of activities conducted pursuant to certain Juno Programs, Eligible BD Programs and [***] Programs (each such program as defined in the Master Collaboration Agreement) and to share profits and losses arising from the development and commercialization of such Development Candidates and Products on a worldwide basis;

WHEREAS, pursuant to the terms of the Master Collaboration Agreement, upon exercise by Celgene of (a) the BD Option with respect to an Eligible BD Program for which Juno is the BD Acquiring Party pursuant to Section 2.2.1 of the Master Collaboration Agreement, (b) the Celgene Co-Promote Right with respect to a Juno Program or [***] Program for which Celgene exercised an Option pursuant to Section 3.1.4 of the Master Collaboration Agreement, or (c) the [***] Option for an [***] BD Program offered by Juno to the Collaboration pursuant to Section 3.1.5 of the Master Collaboration Agreement (as each term is defined in the Master Collaboration Agreement), or by Juno of the BD Option for a [***] BD Program for which Celgene is the BD Acquiring Party pursuant to Section 2.2.1 of the Master Collaboration Agreement, the Parties are obligated to enter into this Juno Lead Co-Co Agreement within a period of time specified in the Master Collaboration Agreement; and

WHEREAS, Celgene has delivered either (a) a BD Option Exercise Notice pursuant to Section 2.2.1(a) of the Master Collaboration Agreement, or (b) a Celgene Option Exercise Notice pursuant to Section 3.1.3(b) of the Master Collaboration Agreement, or an [***] Option Exercise Notice pursuant to Section 3.1.5(d) of the Master Collaboration Agreement, and in the case of (b), Celgene has also exercised the Celgene Co-Promote Right for such Juno Co-Co Program pursuant to Section 3.1.4 of the Master Collaboration Agreement or Section 3.2.2 of a License Agreement, or Juno has delivered a BD Option Exercise Notice for a [***] BD Program for which Celgene was the BD Acquiring Party, and accordingly, Celgene and Juno are obligated to enter into this Juno Lead Co-Co Agreement with respect thereto;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

WHEREAS, pursuant to this Juno Lead Co-Co Agreement, Juno grants to Celgene exclusive rights in the ROW Territory with respect to the development, manufacture and commercialization of Co-Co Candidates (as defined in the Master Collaboration Agreement) for such Juno Co-Co Program, (the “Juno Program Co-Co Candidates”) and Co-Co Products (as defined in the Master Collaboration Agreement) for such Juno Co-Co Program (the “Juno Program Co-Co Products”) and Celgene grants to Juno exclusive rights outside the ROW Territory with respect to the development, manufacture and commercialization of the Juno Program Co-Co Candidates and Juno Program Co-Co Products, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used, but not defined, herein will have the meanings ascribed to them in the Master Collaboration Agreement.

1.1 “Celgene Relevant Co-Co IP” means, with respect to the Juno Co-Co Program, all Celgene IP Controlled by Celgene and/or its Affiliates as of the Juno Lead Co-Co Agreement Effective Date or at any time thereafter during the Juno Co-Co Term that (i) [***] (1) Juno Program Co-Co Candidates, (2) Juno Program Co-Co Products and/or (3) Juno Program Co-Co Diagnostic Products or (ii) [***], including in each case any such [***], and in each case subject to the following sentence. Notwithstanding anything to the contrary in this Section 1.1, Patents included in the Celgene Relevant Co-Co IP shall not include (A) any Patents to the extent such Patents [***], or (B) any Patents to the extent such Patents [***].

1.2 “Celgene Territory Administration” means administration of Juno Program Co-Co Products to a patient when such patient is located in the ROW Territory.

1.3 “Juno Co-Co Regulatory-Based Exclusivity” means, on a Juno Program Co-Co Product-by-Juno Program Co-Co Product and country-by-country basis, that (a) Juno or any of its Affiliates or Sublicensees has been granted the exclusive legal right by a Regulatory Authority (or is otherwise entitled to the exclusive legal right by operation of Law) in such country to market and sell the Juno Program Co-Co Product or the active ingredient comprising such Juno Program Co-Co Product in such country, or (b) the data and information submitted by Juno or any of its Affiliates or Sublicensees to the relevant Regulatory Authority in such country for purposes of obtaining Regulatory Approval for such Juno Program Co-Co Product may not be disclosed, referenced or relied upon in any way by any Person to support the Regulatory Approval or marketing of any product by a Third Party in such country other than (i) Juno, its Affiliates or Sublicensees, or (ii) solely to the extent permitted in this Juno Lead Co-Co Agreement, Celgene, its Affiliates or Sublicensees (including in each case by relying upon the Regulatory Authority’s previous findings regarding the safety or effectiveness of the Juno Program Co-Co Product).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

1.4 “First Juno Program Co-Co Sale” means, on a Juno Program Co-Co Product-by-Juno Program Co-Co Product and Juno Program Co-Co Diagnostic Product-by-Juno Program Co-Co Diagnostic Product basis, the first sale [***] by Celgene or its Affiliates or Sublicensees for use or consumption by [***] of such Juno Program Co-Co Product (or Juno Program Co-Co Diagnostic Product, as applicable) in a country for which [***] Regulatory Approvals [***] in order to sell such Juno Program Co-Co Product (or Juno Program Co-Co Diagnostic Product, as applicable) in [***] have been granted; in each case, provided, however, that the following shall not constitute a First Juno Program Co-Co Sale: (a) any sale to an Affiliate or Sublicensee of a Party unless the Affiliate or Sublicensee is the last entity in the distribution chain of the Juno Program Co-Co Product (or Juno Program Co-Co Diagnostic Product, as applicable); (b) any use of such Juno Program Co-Co Product or Juno Program Co-Co Diagnostic Product in Clinical Trials, non-clinical development activities or other development activities with respect to such Juno Program Co-Co Product or Juno Program Co-Co Diagnostic Product by or on behalf of a Party, or disposal or transfer of such Juno Program Co-Co Product or Juno Program Co-Co Diagnostic Product for a bona fide charitable purpose; and (c) compassionate use, in each case for which no payment is received by a Party, its Affiliates or Sublicensees.

1.5 “Juno Co-Co Annual Net Sales” means, on a Juno Program Co-Co Product-by-Juno Program Co-Co Product and Juno Program Co-Co Diagnostic Product-by-Juno Program Co-Co Diagnostic Product basis, total Juno Co-Co Net Sales by Juno, its Affiliates and Sublicensees in the Territory of such Juno Program Co-Co Product or Juno Program Co-Co Diagnostic Products in a particular [***].

1.6 “Juno Co-Co Commercialization Opt-In Terms” means the additional terms of participation by a Party in Commercialization Activities relating to Juno Program Co-Co Product following (a) exercise of the Commercialization Opt-In Right by Juno pursuant to Sections 3.1.3 (by Juno with respect to the Major EU Market Countries), or (b) delivery by Celgene of a Celgene Co-Commercialization Notice pursuant to Section 3.1.2 with respect to the North America Territory, as set forth on Exhibit F.

1.7 “Juno Co-Co Commercialization Plan” means the plan that specifies the Parties’ responsibilities for the Commercialization of Juno Program Co-Co Product for Juno Territory Administration and Celgene Territory Administration during a given Calendar Year and the [***] succeeding Calendar Years.

1.8 “Juno Co-Co Development Budget” means, on a Juno Program Co-Co Product-by-Juno Program Co-Co Product basis, the budget for conducting Development of such Juno Program Co-Co Product (and corresponding Juno Program Co-Co Candidates and if applicable Juno Program Co-Co Diagnostic Products) in the Territory, pursuant to the Juno Co-Co Development Plan, during a given Calendar Year and [***] succeeding Calendar Years, as prepared in part by Celgene (for Juno Program Co-Co Product for Celgene Territory Administration) and in part by Juno (for Juno Program Co-Co Product for Juno Territory Administration) and approved by the JRDC in accordance with Section 2.2.8.

1.9 “Juno Co-Co Development Plan” means, on a Juno Program Co-Co Product-by-

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

Juno Program Co-Co Product basis, the plan for the Development of such Juno Program Co-Co Product (and corresponding Juno Program Co-Co Candidates and if applicable Juno Program Co-Co Diagnostic Products) in the Territory during a given Calendar Year and the [***] succeeding Calendar Years, as prepared by Celgene (for Juno Program Co-Co Product for Celgene Territory Administration) and by Juno (for Juno Program Co-Co Product for Juno Territory Administration) and approved by the JRDC in accordance with Section 2.2.4.

1.10 “Juno Co-Co Lead Party” means, for the ROW Territory, Celgene, and outside of the ROW Territory, Juno.

1.11 “Juno Co-Co Net Sales” means, with respect to any Juno Program Co-Co Product or Juno Program Co-Co Diagnostic Products, the [***] amounts [***] by Juno, its Affiliates and Sublicensees (each, a “Juno Co-Co Selling Party”) to Third Party customers for sales of such Juno Program Co-Co Product or Juno Program Co-Co Diagnostic Product, less the following deductions [***] in accordance with (as applicable to the Juno Co-Co Selling Party) the Accounting Principles, for:

(a) [***];

(b) [***];

(c) [***];

(d) [***];

(e) [***]; and

(f) [***].

If non-monetary consideration is received by a Juno Co-Co Selling Party for any Juno Program Co-Co Product or Juno Program Co-Co Diagnostic Product in the relevant country, Juno Co-Co Net Sales will be calculated based on the [***]. Notwithstanding the foregoing, Juno Co-Co Net Sales shall not be imputed to transfers of Juno Program Co-Co Products or Juno Program Co-Co Diagnostic Products, as applicable, for use in [***].

Juno Co-Co Net Sales shall be determined on, and only on, the first sale by Juno or any of its Affiliates or Sublicensees to a non-Sublicensee Third Party.

If a Juno Program Co-Co Product is sold as part of a Juno Program Co-Co Combination Product, Juno Co-Co Net Sales will be the product of (i) Juno Co-Co Net Sales of the Juno Program Co-Co Combination Product calculated as above (i.e., calculated as for a non-Juno Program Co-Co Combination Product) and (ii) the fraction [***], where:

[***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

[***]

1.12 “[***]” means, [***].

1.13 “Juno Program Co-Co Combination Product” means any Juno Program Co-Co Product comprising a Juno Co-Co Development Candidate and one or more other active ingredient(s) that is not itself a Juno Program Co-Co Candidate (such other active ingredients, “Other Actives”). For clarification, the term “Other Active,” when referring to an ingredient included in such Juno Program Co-Co Product refers to ingredients that are incorporated or included in the Juno Program Co-Co Product for [***] (whether in the same or different formulations, or dosed separately or together) for the purpose of [***]; the term excludes such ingredients that are present in such a Juno Program Co-Co Product [***].

1.14 “Juno Program Co-Co IP” means, with respect to the Juno Co-Co Program, all Juno IP Controlled by Juno and/or its Affiliates as of the Juno Lead Co-Co Agreement Effective Date or at any time thereafter during the Juno Co-Co Term that (i) [***] or (ii) [***] (1) Juno Program Co-Co Candidate, (2) Juno Program Co-Co Product and/or (3) Diagnostic Products for such Juno Program Co-Co Candidates or Juno Program Co-Co Products (such Diagnostic Products, the “Juno Program Co-Co Diagnostic Products”), including in each case any such [***], and in each case subject to the following sentence. Notwithstanding anything to the contrary in this Section 1.14, Patents included in the Juno Program Co-Co IP shall not include (A) any Patents to the extent such Patents [***], or (B) any Patents to the extent such Patents [***].

1.15 “Juno Program Co-Co Product Data” means all relevant data included in the Know-How Controlled by either Party or its Affiliates in relation to the Juno Program Co-Co Products for use in the Field that: (a) is in existence at the Co-Co Agreement Effective Date; (b) is generated from [***] for Juno Program Co-Co Products or Juno Program Co-Co Diagnostic Products in the Field; or (c) [***] the Juno Program Co-Co Products or Juno Program Co-Co Diagnostic Products in the Field.

1.16 “Juno Territory Administration” means administration of Juno Program Co-Co Product to a patient when such patient is located outside of the ROW Territory, excluding China.

1.17 Additional Definitions. Each of the following terms has the meaning described in the corresponding section of this Juno Lead Co-Co Agreement indicated below:

Defined Term:	Section:
[***]	2.2.5(b)(4)
Allocable Overhead	Exhibit D
Allowable Expenses	Exhibit D
[***]	2.2.5(b)(3)
Celgene	Preamble
Celgene Co-Commercialization Notice	3.1.2(a)
Celgene Corp.	Preamble

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Defined Term:	Section:
Celgene RIVOT	Preamble
Cost of Goods Sold or COGS	Exhibit D
Cure Period	9.3.1
Distribution Costs	Exhibit D
Gross Profit	Exhibit D
Indemnification Claim	8.3
Indemnitee	8.3
Indemnitor	8.3
[***]	5.4.3(b)
Information Request	3.1.7(d)
Juno	Preamble
Juno Co-Co Additional Study	2.2.5(b)
Juno Co-Co [***]	2.2.5(b)(3)
Juno Co-Co Commercialization Budget	3.1.8
Juno Co-Co Commercialization Plan	3.1.6(b)
Juno Co-Co Commercialization Report	3.2.3
Juno Co-Co [***]	2.2.5(b)(3)
Juno Co-Co Development Costs	Exhibit D
Juno Co-Co Material Transfer Agreement	2.6.1
Juno Co-Co Material Transfer Agreement Effective Date	Exhibit E
Juno Co-Co Materials	2.6.1
Juno Co-Co Materials Receiving Party	2.6.1
Juno Co-Co Product Administration	8.5
Juno Co-Co Product Administration Liabilities	8.5
Juno Co-Co Program	Exhibit A
Juno Co-Co Program Assets	2.8
Juno Co-Co Purpose	2.6.1
Juno Co-Co Research Cost Allocation	2.2.1
Juno Co-Co Selling Party	1.11
Juno Co-Co Term	9.1
Juno Co-Co Transferring Party	2.6.1
Juno Lead Co-Co Agreement	Preamble
Juno Lead Co-Co Agreement Effective Date	Preamble
Juno Program Co-Co Buy In	2.2.6
Juno Program Co-Co Candidates	Recitals; Exhibit B
Juno Program Co-Co Competitive Infringement	6.5.1
Juno Program Co-Co Covering Patent	6.6.1
Juno Program Co-Co Diagnostic Products	1.14
Juno Program Co-Co Enforcement Proceeding	6.5.3
Juno Program Co-Co Product Patents	6.5.2(a)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

Defined Term:	Section:
Juno Program Co-Co Products	Recitals
Juno Program Co-Co Reversion Products	9.8.1
Juno Program Co-Co Step-In Proceeding	6.5.3
Juno Program Co-Co Target	Exhibit B
[***]	2.2.5(b)(3)
Manufacturing Costs	Exhibit D
Marketing Costs	Exhibit D
Master Collaboration Agreement	Recitals
Non-Proposing Party	2.2.5(b)(1)
North America Development Budget	2.2.8(a)
Operating Profits or Losses	Exhibit D
Other Actives	1.13
Other Operating Income/Expenses	Exhibit D
Package	5.3
Party or Parties	Preamble
Patent Term Extension	6.6.1
Payee Party	5.4.3(b)
Paying Party	5.4.3(b)
Pharmacovigilance Agreement	2.3.5(a)
Pharmacovigilance Expenses	Exhibit D
Product Recall Expenses	Exhibit D
Profit & Loss Share	5.2
Proposing Party	2.2.5(b)
Recording Party	Exhibit D
Regulatory Expenses	Exhibit D
Report	Exhibit D
Research Cost Report	2.2.8(c)
ROW Development Budget	2.2.8(a)
Safety and CMC Data	2.3.3(b)
Safety Reason	9.2.2
Sales Costs	Exhibit D
Sublicense Revenues	Exhibit D

1.18 Definitions from Master Collaboration Agreement. Capitalized terms used herein but not defined, including each of the following terms, have the meaning described in the Master Collaboration Agreement:

Defined Term:
Accounting Principles
Affiliate
Antitrust Law
Bankruptcy Code

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

Defined Term:
BD Acquiring Party
BD Evaluation Period
BD Opt-In Payment
BD Option Exercise Notice
Biologics License Application or BLA
Business Combination
Business Day
Calendar Quarter
Calendar Year
CAR
[***] BD Program
Celgene Background IP
Celgene Co-Promote Program
Celgene Co-Promote Right
Celgene Indemnitees
Celgene IP
Celgene Option Exercise Notice
Celgene Patents
Celgene Platform Technology
Celgene Upstream Agreements
Cellular Therapy Products
Claims
Clinical Trial
CMC Activities
Co-Co Product
Collaboration IP
Commercialization
Commercialization Activities
Commercialization Lead Party
Commercialization Opt-In Right
Commercially Reasonable Efforts
Confidential Information
Control, Controls or Controlled
Core Dossier Studies
Cover, Covering or Covered
Damages
[***]
Development
Development & Commercialization Agreement
Development Candidate
Development Lead Party
Development Plan
Diagnostic Product

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

Defined Term:
Dollars or $
EMA
Equity Purchase Agreement
Executive Officers
FDA
Field
FTE Rate
Good Clinical Practices or GCP
Good Laboratory Practices or GLP
Good Manufacturing Practices or GMP
Hatch-Waxman Act
In Vivo Product
Immune Modulatory Agent or IMA
IND
Indication
Inventions
Joint Collaboration IP
JRDC
JSC
Juno Background IP
Juno Indemnitees
Juno IP
Juno Patents
Juno Platform Technology
Juno Program
Juno Program Assets
Juno Upstream Agreements
Know-How
Law or Laws
Litigation Conditions
MAA
Major EU Market Countries
Manufacture or Manufacturing
Manufacturing Agreement
New Drug Application or NDA
North America Territory
Offering Party
Option
Option Exercise Notice
Patent
Patent Committee
Person
Phase 3 Clinical Trial

9

Defined Term:
Phase 4 Clinical Trial
Post Option Costs
Product Liability
Products
Program
Prosecution and Maintenance
Regulatory Approval
Regulatory Authority
Regulatory Lead Party
Regulatory Materials
Reimbursable Costs
Research
Resulting Patents
ROW Territory
Small Molecule Compounds
Specifically Directed
Sublicensee
Target
Territory
Third Party
Third Party License
[***] BD Program
[***] Internal Program
[***] Option Exercise Notice
[***] Program
United States or U.S.

ARTICLE 2

DEVELOPMENT, REGULATORY AND SUPPLY

2.1 Juno Co-Co Program, Juno Program Co-Co Target and Candidates.

2.1.1 Juno Co-Co Program. The Juno Co-Co Program is the Program set forth on Exhibit A.

2.1.2 Juno Program Co-Co Target. The Juno Program Co-Co Target is set forth on Exhibit B.

2.1.3 Juno Program Co-Co Candidates. The Juno Program Co-Co Candidates, as of the Juno Lead Co-Co Agreement Effective Date, are set forth on Exhibit B.

2.1.4 [***]. The [***] under this Juno Lead Co-Co Agreement are set forth on Exhibit B, as such [***] may be amended from time to time.

2.2 Development.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.2.1 Roles and Responsibility. As of and after the Juno Lead Co-Co Agreement Effective Date, except as set forth in Sections 2.2.5, 3.2.1 and 3.2.2, and subject to Sections 2.2.7 and 2.3, Juno will be the Development Lead Party for Juno Program Co-Co Products for Juno Territory Administration, and will have sole responsibility for, and control of, Development of Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products in the Field outside of the ROW Territory and for Juno Territory Administration, and Celgene will be the Development Lead Party for Juno Program Co-Co Products for Celgene Territory Administration, and will have sole responsibility for, and control of the Development of Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products in the Field in the ROW Territory and for Celgene Territory Administration. Within [***] following the Juno Lead Co-Co Agreement Effective Date, the Parties shall convene a meeting of the JRDC to discuss their respective portions of the Juno Co-Co Development Plan for the Juno Co-Co Program, and to transition responsibility to Celgene for the conduct of Development and regulatory activities (including pursuant to Section 2.3) with respect to Juno Program Co-Co Candidates and Juno Program Co-Co Products for Celgene Territory Administration. Without limiting the foregoing, within [***] following the Juno Lead Co-Co Agreement Effective Date, the JRDC shall discuss and define the scope of Research activities that are to be conducted by the Parties in relation to the Juno Program Co-Co Candidates and Juno Program Co-Co Products in each case falling within [***] for the Juno Co-Co Program following the Juno Lead Co-Co Agreement Effective Date, and related budgets therefor. All such Research activities and the allocation of responsibility therefor between the Parties shall be set forth in the Juno Co-Co Development Plan. The costs of conducting Research activities in both the ROW Territory and the North America Territory in relation to the Juno Co-Co Program shall be reflected in a Research budget approved with the applicable Research plan.. The costs incurred by either Party in conducting Research activities shall be [***] (the “Juno Co-Co Research Cost Allocation”). Unless the Parties otherwise agree in writing, [***]. Decisions regarding Research will be [***].

2.2.2 Diligence. Celgene, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to Develop and Commercialize Juno Program Co-Co Products in the Field for Celgene Territory Administration and otherwise to perform its obligations under the Juno Co-Co Development Plan. Juno, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to Develop and Commercialize Juno Program Co-Co Products in the Field for Juno Territory Administration and otherwise perform its obligations under the Juno Co-Co Development Plan. Juno, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to Manufacture [***] for Juno Territory Administration arising under the Juno Co-Co Program, if any, and to perform services with respect to [***] for Celgene Territory Administration arising under the Juno Co-Co Program, if any, as set forth in Section 2.4 of this Juno Lead Co-Co Agreement and Section 2.10 of the Master Collaboration Agreement. Celgene, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to Manufacture Juno Program Co-Co Products that are [***] for clinical and commercial purposes for Celgene Territory Administration and Juno Territory Administration as set forth in Section 2.4 of this Juno Lead Co-Co Agreement and Section 2.10 of the Master Collaboration Agreement. Each Party will reasonably cooperate with the other Party in performing the foregoing obligations.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.2.3 Assistance. During the Juno Co-Co Term, each Party will cooperate with the other Party to provide reasonable assistance requested by such other Party, to facilitate the transfer of Development, Manufacture and Commercialization efforts related to Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products, including assistance with respect to regulatory and Clinical Trial transition matters, and with the transfer to the other Party of any additional Know-How licensed to such other Party under Section 2.6. Such cooperation will include providing the other Party with reasonable access in-person or by teleconference to such Party’s personnel involved in the Research, Development and Manufacture of Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products.

2.2.4 Development Plan.

(a) Scope and Preparation. Promptly after the Juno Lead Co-Co Agreement Effective Date, Juno (with respect to Development of the Juno Program Co-Co Product for Juno Territory Administration) and Celgene (with respect to Development of the Juno Program Co-Co Product for Celgene Territory Administration) shall each prepare and submit to the JRDC for review and approval a portion of an initial global Juno Co-Co Development Plan for Juno Program Co-Co Products, including any proposed Core Dossier Studies the JRDC determines are then ongoing, if any, and any additional Core Dossier Studies that such Party plans to conduct pursuant to the Juno Co-Co Program, as well as all other Clinical Trials and other studies to be conducted by either or both Parties pursuant to this Juno Lead Co-Co Agreement pursuant to Sections 2.2.5 and 2.2.6. All [***] incurred by either Party or its Affiliates in conducting (i) Development activities pursuant to the Juno Co-Co Development Plan, (ii) [***] for Juno Program Co-Co Products following the Juno Lead Co-Co Agreement Effective Date, or (iii) [***] pursuant to Section 2.2.5 following the Juno Lead Co-Co Agreement Effective Date shall be [***], and shall be [***]. [***] will set the required form and contents of the Juno Co-Co Development Plan, and will [***] each Juno Co-Co Development Plan. Subject to the Development Lead Party’s right to make a final decision pursuant to Section 4.2.5 of the Master Collaboration Agreement, the Juno Co-Co Development Plan shall incorporate any reasonable comments made by either Party in relation to the Development of Juno Program Co-Co Products either within or outside such Party’s territory.

(b) Updates. Following the initial preparation of the Juno Co-Co Development Plan as set forth in Section 2.2.4(a), the JRDC will update the Juno Co-Co Development Plan at least [***] during the Juno Co-Co Term prior to the grant of Regulatory Approval for the applicable Juno Program Co-Co Products, with Juno proposing the updates for the Juno Co-Co Development Plan with respect to Juno Program Co-Co Products for Juno Territory Administration and Celgene proposing the updates for the Juno Co-Co Development Plan with respect to Juno Program Co-Co Products for Celgene Territory Administration. In addition, either Party may reasonably request at any time that the JRDC consider and approve other updates to the Juno Co-Co Development Plan for Development activities to support Regulatory Approval on a global basis, including any Juno Co-Co Additional Study that the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12

Parties agree to conduct pursuant to Section 2.2.5(b)(1). Neither Party (itself or by or through any others, including any Affiliates or Sublicensees) will take any material action regarding the Development of Juno Program Co-Co Candidates or Juno Program Co-Co Products unless described in the Development Plan or with respect to Additional Studies, subject to Section 2.2.5. Neither Party (itself or by or through any others, including any Affiliates or Sublicensees) will perform any material Development activities for any Juno Program Co-Co Candidates, Juno Program Co-Co Products or Juno Program Co-Co Diagnostic Products unless described in the Juno Co-Co Development Plan, as specified in Section 2.2.5 or required by applicable laws or applicable Regulatory Authorities or independent monitoring boards for Clinical Trials.

2.2.5 Conduct of Certain Development Activities. Notwithstanding Sections 2.2.3 and 2.2.4:

(a) Ongoing Clinical Trials. If Juno was conducting a Clinical Trial(s) with respect to any Juno Program Co-Co Candidate and/or Juno Program Co-Co Product under the Collaboration which has not been completed as of the Juno Lead Co-Co Agreement Effective Date, including [***], then Juno will continue to be responsible for the performance of such Clinical Trial(s), unless otherwise agreed by the Parties through the JRDC, and the [***] incurred following the Juno Lead Co-Co Agreement Effective Date shall be [***]; and

(b) New Clinical Trials and Other Studies. If, following the Juno Lead Co-Co Agreement Effective Date, a Party (the “Proposing Party”) wishes (i) to conduct a Clinical Trial or other study of Juno Program Co-Co Products for Celgene Territory Administration (where the Proposing Party is Celgene), or for Juno Territory Administration (where the Proposing Party is Juno), (ii) to Develop Juno Program Co-Co Products in a country for which it is the Development Lead Party for any Indication in the Field other than an Indication for which such Juno Program Co-Co Products are being Developed pursuant to the Development Plan, (iii) to Develop a dosage form or formulation of Juno Program Co-Co Products in a country for which the Proposing Party is the Development Lead Party other than that being studied in the Juno Co-Co Development Plan, or (iv) to conduct any other Clinical Trial of a Juno Program Co-Co Product in the Field in a country for which the Proposing Party is the Development Lead Party, including any Clinical Trial that the JRDC determines is a [***], or any Clinical Trial or study that is not otherwise set forth in the Juno Co-Co Development Plan, or any Clinical Trial that the Proposing Party believes may have utility to support Regulatory Approval on a global basis and any Phase 4 Clinical Trial (each such study not already included in a Juno Co-Co Development Plan, a “Juno Co-Co Additional Study”), then (A) the Proposing Party shall first provide the proposed trial design and protocol for such Juno Co-Co Additional Study to the JRDC for [***] as to the [***] of such Juno Co-Co Additional Study, and shall incorporate [***], and (B) following such [***], provide the final proposed design and projected costs of such Juno Co-Co Additional Study to the JRDC. In any such case the following shall apply:

(1) If the other Party (the “Non-Proposing Party”), through its members of the JRDC, agrees [***] such Juno Co-Co Additional Study, the Parties shall amend the Juno Co-Co Development Plan and the Juno Co-Co Development Budget to include such Juno Co-Co Additional Study, and the [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13

(2) If the Non-Proposing Party does not wish to [***] such proposed Juno Co-Co Additional Study [***], but the Non-Proposing Party has no material objection to such Juno Co-Co Additional Study, and Section 2.2.5(b)(4) does not apply, the Proposing Party may proceed with such Juno Co-Co Additional Study and would be solely responsible for [***]. In such case, the Non-Proposing Party [***], unless and until [***].

(3) For any Juno Co-Co Additional Study that the Non-Proposing Party does not wish to [***], [***], or to [***] of such Juno Program Co-Co Product for the Indication, formulation, dosage form or other attribute of such Juno Program Co-Co Product that was the subject of such Juno Co-Co Additional Study, if the data from such Juno Co-Co Additional Study is [***] then upon such [***], such Non-Proposing Party shall be deemed to have [***], and shall make the [***], with respect to such Juno Co-Co Additional Study. Notwithstanding the foregoing, the following mechanism shall apply [***]: Upon [***], the Non-Proposing Party shall [***], at the Non-Proposing Party’s option, either (x) [***], or (y) [***]. If upon [***] to the Proposing Party for [***] for such Juno Co-Co Additional Study [***], then the remainder [***] shall be [***], provided that in no event shall [***], with any [***] to the Non-Proposing Party [***], always subject to [***].

(4) Notwithstanding subsections (1) and (2), if the Non-Proposing Party believes a proposed Juno Co-Co Additional Study [***], such Non-Proposing Party would have the right to refer such matter to the JRDC and, as needed, the JRDC and JSC (if applicable) shall review such Non-Proposing Party’s concerns and consider mechanisms to mitigate or obviate any such concerns. If the JRDC or, if applicable, the JSC does not agree upon whether or not a proposed Juno Co-Co Additional Study would have [***], then [***] for such Program [***] such matter.

(5) If the Non-Proposing Party elects to [***] a Juno Co-Co Additional Study, or elects to [***] pursuant to Section 2.2.6, or is subject to a [***], as set forth in this Section 2.2.5, then following such Non-Proposing Party’s decision to [***], as applicable, [***] (including any Juno Program Co-Co Product Data) would be available for use by (A) [***] in connection with Juno Program Co-Co Products in the Field in the [***] and for [***] Territory Administration, (B) [***] in the [***] Territory and for [***] Territory Administration, and (C) by [***] in the Territory to [***] set forth in this Juno Lead Co-Co Agreement.

2.2.6 [***] Right. Notwithstanding Section 2.2.5(b)(2) above, and subject to Section 2.2.5(b)(3), [***], the Non-Proposing Party would have the right to elect by written notice to the Proposing Party to [***]. In such case, (a) the Parties shall [***], and (b) the Non-Proposing Party shall [***]. Upon any such [***]. If the Non-Proposing Party elects [***] within [***] after the Non-Proposing Party notifies the Proposing Party in writing that the Non-Proposing Party [***] pursuant to this Section 2.2.6.

2.2.7 Retained Rights for Certain Development Activities. Notwithstanding

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14

Section, 2.2.3 and 2.2.5, (a) Juno retains the right to conduct Development of Juno Program Co-Co Products in the ROW Territory, (b) Celgene retains the right to conduct Development of Juno Program Co-Co Products outside the ROW Territory, in each case of (a) and (b) [***] in connection with Juno’s Commercialization of Juno Program Co-Co Product for Juno Territory Administration, or Celgene’s Commercialization of Juno Program Co-Co Product for Celgene Territory Administration, as applicable, and (c) (i) Juno retains the right in the ROW Territory, and (ii) Celgene retains the right in the North America Territory, to Manufacture and have Manufactured Juno Program Co-Co Candidates and Juno Program Co-Co Products [***], in each case to the extent such Party has the right to conduct such Manufacturing pursuant to the Manufacturing Agreement. If either Party plans to undertake such activities, it shall so notify the other Party and [***]. The rights retained by the Parties in this Section 2.2.7 include the right [***] Juno Program Co-Co Products, or Juno Program Co-Co Diagnostic Products in the ROW Territory (in the case of Juno) and outside the ROW Territory (in the case of Celgene), provided that the Party seeking [***], and provided further that if the Parties are [***] will be considered a [***].

2.2.8 Juno Co-Co Development Budget and Costs.

(a) Territory Development Budgets. Promptly after the Juno Lead Co-Co Agreement Effective Date, and concurrently with the preparation of the Juno Co-Co Development Plan pursuant to Section 2.2.4, the Parties shall cooperate to prepare the Juno Co-Co Development Budget. Juno shall be responsible for the preparation of the portion of the budget for the Development activities, [***] Juno Program Co-Co Products in, the North America Territory (the “North America Development Budget”), and Celgene shall be responsible for the preparation of the portion of the budget for the Development activities, [***] Juno Program Co-Co Products in, the ROW Territory (the “ROW Development Budget”). For Juno Co-Co Development Costs to be incurred from and after the Juno Lead Co-Co Agreement Effective Date, the JRDC will review and approve the Juno Co-Co Development Budget reasonably in advance of the applicable Juno Co-Co Development Costs being incurred (with the intent being to obtain such approval [***] in advance of such costs being incurred, where practicable). Thereafter, [***] will update and provide the JSC with a copy of the Juno Co-Co Development Budget, including the budgeted Juno Co-Co Development Costs, each Calendar Year at a meeting of the JSC sufficiently in advance of the next Calendar Year so as to provide the Parties with an opportunity to budget accordingly, but in any event no later than [***] of each Calendar Year during the Juno Co-Co Term. The JSC will review and approve any such update or any other amendment to the Juno Co-Co Development Budget. In addition, either Party may request at any time that the JSC consider and approve other updates to the Juno Co-Co Development Budget. The Parties understand and agree that, if the Non-Proposing Party [***] as set forth in Section 2.2.5, the Proposing Party shall [***] (but, for clarity, shall [***].

(b) [***] Costs. Subject to subsection (a) and Sections 2.2.5 and 2.2.6, all [***] arising from either Party’s conduct of Development with respect to the Juno Co-Co Program in accordance with the Juno Co-Co Development Plan and the Juno Co-Co Development Budget [***]. For clarity, this Section 2.2.8(b) shall not apply to [***], which [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15

(c) Research Cost Report. [***] following the Juno Lead Co-Co Agreement Effective Date, the JRDC shall agree upon a form of cost report to be prepared and submitted by each Party to the JRDC on a [***] basis setting forth the costs incurred by each Party in conducting Research activities in accordance with the Juno Co-Co Development Plan and the Research budget in the [***] (the “Research Cost Report”). Within [***] after the end of each Calendar Quarter following the Juno Lead Co-Co Agreement Effective Date (or the determination by the JRDC of the scope of Research activities to be conducted by the Parties under the Juno Co-Co Development Plan, if later), each Party shall submit its Research Cost Report for the previous Calendar Quarter to the JRDC. Such [***].

2.2.9 Meetings and Reports. During the Juno Co-Co Term:

(a) Committees. The JSC, the JMC, the JRDC, the Patent Committee and the JCC shall remain established as set forth in Article 4 of the Master Collaboration Agreement and shall be responsible for performing the functions set forth in Article 4 of the Master Collaboration Agreement. Notwithstanding the foregoing, and subject to Sections 2.2.5 and 2.2.6 with respect to (i) matters that are [***] Celgene’s Development and Commercialization of Juno Program Co-Co Candidates and Juno Program Co-Co Products in the ROW Territory and are [***] or are otherwise subject to [***], and (ii) matters that are [***] Juno’s Development and Commercialization of Juno Program Co-Co Candidates and Juno Program Co-Co Products in the North America Territory and are [***] or are otherwise subject to [***], and except for matters [***], the JSC and the JRDC shall serve solely as a forum for exchanging information and facilitating discussions. In each case each Party shall have the final decision making right with respect to all Development and Commercialization Activities relating to the Juno Co-Co Program that [***], as applicable, and which are [***]. For any matters arising in relation to the Development and Commercialization of Juno Program Co-Co Products or Juno Program Co-Co Candidates that [***], or for [***], or which the Parties are [***], the decision shall be referred to the Executive Officers for resolution and shall thereafter be subject to Section 4.2.5 of the Master Collaboration Agreement and this Section 2.2.9(a);

(b) Status Reports. Each Party shall provide a reasonably detailed written progress report to the JRDC, at least [***], on the status of its activities and efforts with respect to the Juno Co-Co Program, including the status of any Research activities under the Juno Co-Co Program, or any Juno Program Co-Co Candidate being Developed and/or Commercialized under such Juno Co-Co Program, including (to the extent not covered in the Juno Co-Co Development Plan): (i) the design, status and results of any Clinical Trials (including any Core Dossier Studies and Additional Studies) and other studies of Juno Program Co-Co Products; and (ii) any key Development or regulatory events, and any Regulatory Approvals filed for or achieved, for Juno Program Co-Co Products. Such report should be provided no later than [***] before the next scheduled meeting of the JRDC, in order to provide the JRDC the opportunity to review such report prior to such meeting.

2.3 Regulatory.

2.3.1 Transfer of Regulatory Materials. Juno shall transfer to Celgene, promptly

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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after the Juno Lead Co-Co Agreement Effective Date (but subject to Section 2.3.2), any and all Regulatory Materials (including any foreign counterparts of the IND and BLA) for all Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products in or for the ROW Territory, and thereafter Celgene (or its designee) shall file and hold title to all Regulatory Materials and Regulatory Approvals and supplements thereto relating to Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products in and for the ROW Territory.

2.3.2 Responsibility. As of and after the date upon which the transfer is effected pursuant to Section 2.3.1, (a) Celgene will be the Regulatory Lead Party for Development, Manufacture and Commercialization of Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products in the Field in the ROW Territory and for Celgene Territory Administration, and (b) Juno will be the Regulatory Lead Party for Development, Manufacture and Commercialization of Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products in the Field outside the ROW Territory and for Juno Territory Administration. In each case the applicable Regulatory Lead Party shall take full responsibility for preparing and filing the relevant Regulatory Materials and seeking Regulatory Approval. During the Juno Co-Co Term, and in addition to each Party’s obligations pursuant to Sections 2.2.9(b) and 2.3.3, each Regulatory Lead Party shall keep the other Party, through the JRDC, reasonably informed, through updates at each meeting of the JRDC, of material regulatory activities and events that occur with respect to Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products in the ROW Territory. Notwithstanding the foregoing, in the event Juno continues to be responsible for the performance of a Clinical Trial pursuant to and in accordance with Section 2.2.5(a), Juno will retain ownership of any Regulatory Materials and Regulatory Approvals (including any equivalent of the IND for any country in the ROW Territory) for Juno Program Co-Co Candidates and Juno Program Co-Co Products until completion of such Clinical Trial. In the event of failure to assign such Regulatory Materials and Regulatory Approvals to Celgene as required by Section 2.3.1 and this Section 2.3.2, Juno hereby consents and grants to Celgene the right to access and reference (without any further action required on the part of Juno, whose authorization to file this consent with any Regulatory Authority is hereby granted) any such Regulatory Materials and Regulatory Approvals.

2.3.3 Rights to Use Juno Program Co-Co Product Data.

(a) Each Party, as the Development Lead Party in a given country for Development of Juno Program Co-Co Candidates and Juno Program Co-Co Products in such country, shall keep accurate records of all Juno Program Co-Co Product Data generated as a result of all activity by or on behalf of such Development Lead Party in performing Development and Commercialization in relation to Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products, including any data generated pursuant to the Party’s activities [***]. Except [***], each Development Lead Party shall provide the other Party with copies of all such Juno Program Co-Co Product Data Controlled by the Development Lead Party during the Juno Co-Co Term that is [***] the Development and Commercialization of Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products promptly following the generation of such Juno Program Co-Co Product Data. [***] shall be included in the [***] shall be included [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(b) Notwithstanding anything to the contrary in this Juno Lead Co-Co Agreement, each Development Lead Party shall promptly provide to the other Party, [***], copies of and rights of reference to and use of all Juno Program Co-Co Product Data that is Controlled by the Development Lead Party, and that are relevant to or necessary to address issues relating to: (i) the safety of Juno Program Co-Co Products within or outside the ROW Territory, including data that is related to adverse effects experienced with Juno Program Co-Co Candidates or Juno Program Co-Co Products, or (ii) CMC Activities relating to Juno Program Co-Co Candidates or Juno Program Co-Co Products, and in each of (i) and (ii), that are required to be reported or made available to Regulatory Authorities within or outside the ROW Territory, when and as such data become available (collectively, “Safety and CMC Data”). Each Party shall use the Safety and CMC Data provided to it pursuant to this Section 2.3.3(b) solely to Develop and Commercialize Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products in the Field in the ROW Territory (in the case of Celgene), and outside the ROW Territory in the Field (in the case of Juno).

2.3.4 Communication with Regulatory Authorities. Subject to Sections 2.3.5 and 2.3.7, Celgene shall be responsible for handling all complaints and communications (including with Regulatory Authorities) relating to Juno Program Co-Co Products for Celgene Territory Administration, and Juno shall be responsible for handling all complaints and communications (including with Regulatory Authorities) relating to Juno Program Co-Co Products for Juno Territory Administration. Without limiting the foregoing, each Party when acting as the Regulatory Lead Party shall promptly notify the other Party (which may be through the JRDC or the JSC) of any material oral or written communications to or from Regulatory Authorities, and any Regulatory Materials or filings on matters related to the Juno Program Co-Co Products, or which may reasonably be deemed to impact the Development, Manufacture, marketing, Regulatory Approval or Commercialization of Juno Program Co-Co Products, outside the Regulatory Lead Party’s territory, and shall provide the other Party with copies of any such material written communications within [***], or earlier as specified in the Pharmacovigilance Agreement, of receipt or delivery of such communication, as the case may be, or such earlier date as required by Applicable Laws, the FDA, the EMA or other relevant Regulatory Authority. In addition the Regulatory Lead Party shall provide the other Party with copies of Regulatory Materials, including any material regulatory filings or communications, at least [***] in advance of any proposed filing, and shall give such other Party an opportunity to review and comment on such regulatory communications or filings. In addition to the foregoing, each Party shall give the other Party reasonable opportunity (not to be less than [***] to review and comment on such Regulatory Materials or filings, or on any proposed response to any such oral or written communications to or from Regulatory Authorities prior to submitting any response thereto. The Regulatory Lead Party shall consider in good faith any reasonable comments made by the other Party in relation to such Regulatory Materials, provided that the Regulatory Lead Party shall have the final decision-making right with respect to the nature and content of any Regulatory Materials, communications or filings to the extent solely relating to such Regulatory Lead Party’s territory, or the Administration of Juno Program Co-Co Products in such Regulatory Lead Party’s territory, and the Regulatory Lead Party shall provide the other Party with a copy of the final response, filing or communications, as specified herein.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.3.5 Pharmacovigilance; REMS.

(a) The Parties will enter into a pharmacovigilance agreement within [***] after the Juno Lead Co-Co Agreement Effective Date that shall govern their obligations with respect to the exchange, handling and reporting of adverse events, other safety information and Juno Program Co-Co Product complaints during Development and Commercialization of the Juno Program Co-Co Products in each Party’s territory (the “Pharmacovigilance Agreement”). In general, the Pharmacovigilance Agreement will provide that [***] will be responsible for such obligations for Juno Program Co-Co Products for Celgene Territory Administration, and [***] will be responsible for such obligations for Juno Program Co-Co Products for Juno Territory Administration. The Pharmacovigilance Agreement will also require (i) [***] to deploy and administer any REMS or other safety monitoring activity implemented for the Juno Program Co-Co Product in the ROW Territory, and to be responsible for all pharmacovigilance activities for the Juno Program Co-Co Product in the ROW Territory, (ii) [***] to deploy and administer any REMS or other safety monitoring activity implemented for the Juno Program Co-Co Product outside the ROW Territory, and to be responsible for all pharmacovigilance activities for the Juno Program Co-Co Product outside the ROW Territory, and (iii) [***] to establish and maintain a global safety database for Products that will contain all information and data arising from the Parties’ activities with respect to safety matters that is required to be contributed by each Party pursuant to the Pharmacovigilance Agreement, including information and data arising out of any REMS and safety monitoring activities.

(b) The Parties shall discuss, through the JRDC, and agree upon standard provisions reasonably acceptable to both Parties regarding: (i) [***] in connection with Juno Program Co-Co Product [***], and (ii) [***] which may result in [***] each Party with respect thereto.

(c) Each Party shall inform the other Party during the Juno Co-Co Term, in accordance with the Pharmacovigilance Agreement, of the side effect profiles for Juno Program Co-Co Candidates and Juno Program Co-Co Products, including pregnancy and suspected pregnancy, damages, toxicity or sensitivity reactions associated with the use of any Juno Program Co-Co Candidate or Juno Program Co-Co Product, regardless of whether these effects are attributable to such Juno Program Co-Co Candidate or Juno Program Co-Co Product. Each Party shall have the right to take [***], including the right to [***] of such Juno Program Co-Co Candidate or Juno Program Co-Co Product, if there are [***], as determined in accordance with the Pharmacovigilance Agreement, [***].

(d) In accordance with the procedures established by the Parties under the Pharmacovigilance Agreement, each Party shall cooperate with the other Party and share information concerning the pharmaceutical safety of each Juno Program Co-Co Candidate and Juno Program Co-Co Product. Each Party shall: (i) promptly advise the other Party of [***] of such Juno Program Co-Co Candidate or Juno Program Co-Co Product and any actions taken in

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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response to such information; (ii) promptly advise the other Party of [***] of such Juno Program Co-Co Candidate or Juno Program Co-Co Product [***], as far as this concerns [***]; and (iii) timely provide the other Party with [***] such Juno Program Co-Co Candidate or Juno Program Co-Co Product of which the [***], as far as this relates to [***] to perform their obligations or exercise their rights under this Juno Lead Co-Co Agreement. Treatment of safety information, standard operating procedures and training, as well as a statement of respective regulatory obligations shall be agreed in the Pharmacovigilance Agreement.

2.3.6 Right of Reference.

(a) Except as provided in Section 2.2.5(b)(2), Celgene and its Affiliates and Sublicensees shall have access to all data contained or referenced in any Regulatory Materials (including any Regulatory Approvals), including any Juno Program Co-Co Product Data, Controlled by Juno that are necessary for the Development, Manufacture or Commercialization (as set forth in this Juno Lead Co-Co Agreement) of Juno Program Co-Co Candidates, Juno Program Co-Co Products, and Juno Program Co-Co Diagnostic Products in the ROW Territory and/or for Celgene Territory Administration; and

(b) Except as provided in Section 2.2.5(b)(2), Juno and its Affiliates and Sublicensees shall have access to all data contained or referenced in any Regulatory Materials (including any Regulatory Approvals), including any Juno Program Co-Co Product Data, Controlled by Celgene that are necessary for the Development, Manufacture or Commercialization (as set forth in this Juno Lead Co-Co Agreement) of Juno Program Co-Co Candidates and Juno Program Co-Co Products, and Juno Program Co-Co Diagnostic Products outside the ROW Territory and/or for Juno Territory Administration.

2.3.7 Compliance.

(a) Obligations. Each of Celgene and Juno shall reasonably cooperate with the other Party in its efforts to ensure that all government reporting, including price and gift reporting, sales, marketing and promotional practices in respect of each Juno Program Co-Co Product for Celgene Territory Administration and Juno Territory Administration meet the standards required by applicable Laws.

(b) Information. Each of Celgene and Juno shall reasonably cooperate with the other Party to provide the other Party access to any and all information, data and reports required by the other in order to enable the other Party to comply with applicable Laws, including reporting requirements, or the equivalent thereof anywhere the Parties are Developing or Commercializing Juno Program Co-Co Products in the Territory, in a timely and appropriate manner. Each Party shall ensure that any such reporting is true, complete and correct in all respects; provided however that neither Party shall be held responsible for submitting erroneous reports to the extent such deficiencies result from information provided by the other Party which itself was not true, complete and correct.

(c) Cooperation. Celgene and Juno shall confer with each other on a regular basis through the JCC to discuss and compare their respective procedures and methodologies

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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relating to each Party’s compliance with applicable Laws or fulfilment of any other obligation in this Section 2.3. In the event that the Parties have different understandings or interpretations of this Section 2.3 or of the applicability of, or standards required by any applicable Laws, then the Parties shall confer and seek to reach common agreement on such matters, and in the absence of such agreement, the escalation and decision making procedures set forth in Section 4.2.5 of the Master Collaboration Agreement shall apply.

(d) Antitrust Compliance. For the avoidance of doubt, the Parties shall continue to comply with Section 3.2 of the Master Collaboration Agreement.

2.4 Manufacturing and Supply. The provisions of Section 2.10 of the Master Collaboration Agreement and the Manufacturing Agreement (if executed) shall apply to the Parties’ establishment and operation of manufacturing facilities for [***] Products and [***] Products in the Territory. The [***] pursuant to this Juno Lead Co-Co Agreement shall be an Allowable Expense and shall be included in the Profit & Loss Share.

2.5 Records; Reports; Results. Each Party shall maintain or cause to be maintained complete, current and accurate records of all Development activities conducted by it (or its Affiliates and subcontractors) hereunder, and all data, results and analyses (including site records and master files) and other information resulting from such activities. Such records shall (i) fully and properly reflect all work done and results achieved in the performance of the Development activities in good scientific manner appropriate for regulatory and patent purposes, and (ii) record only such activities and shall not include or be commingled with records of activities that do not relate to the Development and Commercialization of Juno Program Co-Co Products, Juno Program Co-Co Candidates and/or Juno Program Co-Co Diagnostic Products, or activities carried out pursuant to this Juno Lead Co-Co Agreement. Each Party shall document all non-clinical studies and Clinical Trials in formal written study records according to applicable Laws, including national and international guidelines such as ICH, GCP, GLP and GMP. All such records shall be retained by the relevant Party for at least [***] after the termination of this Juno Lead Co-Co Agreement or for such longer period as may be required by applicable Law. Each Party shall have the right to review and copy such records maintained by the other Party at reasonable times, as reasonably requested by Juno.

2.6 Materials Transfer; License.

2.6.1 Materials Transfer. During the Juno Co-Co Term, either Party (the “Juno Co-Co Transferring Party”) shall transfer, if [***] (the “Juno Co-Co Materials Receiving Party”), certain [***], which may include [***] (the “Juno Co-Co Materials”) for use by the Juno Co-Co Materials Receiving Party in furtherance of its rights and the conduct of its obligations under this Juno Lead Co-Co Agreement (the “Juno Co-Co Purpose”). All transfers of such Juno Co-Co Materials by the Juno Co-Co Transferring Party to the Juno Co-Co Materials Receiving Party shall be documented in a material transfer agreement substantially in the form of Exhibit E, which sets forth the type and name of the Juno Co-Co Material transferred, the amount of the Juno Co-Co Material transferred, the date of the transfer of such Juno Co-Co Material and the Juno Co-Co Purpose (each, a “Juno Co-Co Material Transfer Agreement”).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Such Juno Co-Co Materials will be provided to the requesting Party within a reasonable time period after the Parties execute the relevant Juno Co-Co Material Transfer Agreement, not to exceed [***]. Neither Party will unreasonably withhold its consent to any request made by the other Party pursuant to this Section 2.6.1, except that Juno shall have no obligation to transfer to Celgene [***] unless it otherwise agrees in writing, [***] and Celgene shall have no obligation to transfer to Juno [***] unless it otherwise agrees in writing, [***]. The Parties agree that the exchanged Juno Co-Co Materials shall be used in compliance with applicable Law and the terms and conditions of this Juno Lead Co-Co Agreement, and shall not be reverse engineered or chemically analysed, except if required by the Juno Program Co-Co Purpose or otherwise agreed to by the Parties in writing.

2.6.2 License by Juno Co-Co Transferring Party. At the time the Juno Co-Co Transferring Party provides the Juno Program Co-Co Materials to the Juno Co-Co Materials Receiving Party as provided herein and to the extent not separately licensed under this Juno Lead Co-Co Agreement, the Juno Co-Co Transferring Party hereby grants and shall cause (within [***] after the execution of any Juno Co-Co Material Transfer Agreement) its Affiliates to grant to the Juno Co-Co Materials Receiving Party a non-exclusive license under the Patents and Know-How Controlled by it, to use such Juno Co-Co Materials solely for the Juno Co-Co Purpose, and such license, upon termination of this Juno Lead Co-Co Agreement (subject to Article 10), completion of the Juno Co-Co Purpose, or discontinuation of the use of such Juno Co-Co Materials (whichever occurs first), shall automatically terminate. Except as otherwise provided under this Juno Lead Co-Co Agreement, all such Juno Co-Co Materials delivered by the Juno Co-Co Transferring Party, shall only be used by or on behalf of (as permitted in this Section 2.6.2) the Juno Co-Co Materials Receiving Party in furtherance of the Juno Co-Co Purpose, and shall be returned to the Juno Co-Co Transferring Party or destroyed, in the Co-Co Transferring Party’s sole discretion, upon the termination of this Juno Lead Co-Co Agreement (subject to Article 10) or upon the discontinuation of the use of such Juno Co-Co Materials (whichever occurs first), unless such Party has the right to continue to use such materials under the Master Collaboration Agreement, a Development & Commercialization Agreement for purposes permitted thereunder, including pursuant to material transfer agreements executed in connection therewith. The Juno Co-Co Materials Receiving Party shall not [***].

2.6.3 NO WARRANTIES. THE JUNO CO-CO MATERIALS SUPPLIED BY THE TRANSFERRING PARTY UNDER THIS SECTION 2.6 ARE SUPPLIED “AS IS” AND, EXCEPT AS OTHERWISE SET FORTH IN THIS JUNO LEAD CO-CO AGREEMENT, THE TRANSFERRING PARTY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE CO-CO MATERIALS OR USE THEREOF DO NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS OF A THIRD PARTY. The Juno Co-Co Materials Receiving Party assumes all liability for damages that may arise from its use, storage or disposal of the Co-Co Materials. Except as otherwise set forth in this Juno Lead Co-Co Agreement, the Juno Co-Co Transferring Party shall not be liable to the Juno Co-Co Materials Receiving Party for any loss, claim or demand made by the Juno Co-Co Materials Receiving Party, or made against the Juno Co-Co Materials Receiving Party by any Third Party, due to or arising from the use of the Juno Co-Co Materials, except to the extent such loss, claim or demand is caused by the wilful misconduct of the Transferring Party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.7 No Representation. Subject to the Section 2.2.2, neither Party makes any representation, warranty or guarantee that the Juno Co-Co Program will be successful, or that any other particular results will be achieved with respect to the Juno Co-Co Program, Juno Program Co-Co Target, any Juno Program Co-Co Candidate, any Juno Program Co-Co Product or any Juno Program Co-Co Diagnostic Product hereunder.

2.8 Covenant During Juno Co-Co Term. Commencing on the Juno Lead Co-Co Agreement Effective Date until expiration of each Party’s exclusivity obligations pursuant to Article 4 with respect to the Juno Co-Co Program, neither Party nor its Affiliates will, other than to an Affiliate of such Party who agrees in writing to be bound by the terms and conditions of this Juno Lead Co-Co Agreement, (a) assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject of subsection (b), below) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject to subsection (b), below) or dispose of, any assets [***] (the “Juno Co-Co Program Assets”), except to the extent such assignment, transfer, conveyance, encumbrance or disposition would not conflict with or adversely affect in any respect any of the rights granted to the other Party hereunder, (b) license or grant to any Third Party, or agree to license or grant to any Third Party, any rights to any Juno Co-Co Program Assets if such license or grant would conflict with or adversely affect in any respect any of the rights granted to the other Party hereunder, or (c) disclose any Confidential Information relating to the Juno Co-Co Program Assets to any Third Party if such disclosure would impair or conflict in any respect with any of the rights granted to the other Party hereunder. Notwithstanding this Section 2.8, either Party and/or its Affiliates shall have the right to assign, transfer, convey or dispose of any assets specifically related to this Juno Co-Co Program to [***]; provided that (i) [***] this Juno Lead Co-Co Agreement, and (ii) such [***].

ARTICLE 3

COMMERCIALIZATION; RIGHT TO OPT IN

3.1 Commercialization.

3.1.1 Commercialization Lead Party. Subject to the terms and conditions of this Juno Lead Co-Co Agreement, including Juno’s rights under Section 3.1.3, Celgene will have sole responsibility, and shall be the Commercialization Lead Party for all Commercialization Activities for Juno Program Co-Co Products for Celgene Territory Administration. Subject to the terms and conditions of this Juno Lead Co-Co Agreement, including Celgene’s rights under Section 3.1.2, Juno shall have sole responsibility, and shall be the Commercialization Lead Party for all Juno Program Co-Co Products for Juno Territory Administration, and for clarity Juno retains the sole right to conduct all Commercialization Activities for Juno Program Co-Co Products that are [***] Products in the China Territory as provided in Section 2.1.5 of the Master Collaboration Agreement. Subject to the terms and conditions of this Juno Lead Co-Co

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Agreement, including this Article 3, the Commercialization Lead Party for Juno Program Co-Co Products under this Juno Lead Co-Co Agreement shall [***] Commercialization of Juno Program Co-Co Products [***] as the Commercialization Lead Party, in accordance with Section 4.2.5 of the Master Collaboration Agreement. The non-Commercialization Lead Party (itself or by or through any others, including any Affiliates or Sublicensees, [***] regarding the Commercialization of Juno Program Co-Co Products [***] unless mutually agreed in writing following Celgene’s election to participate in Commercialization Activities pursuant to Section 3.1.2, or Juno’s exercise of the Commercialization Opt-In Right pursuant to Section 3.1.3 (solely in relation to the Major EU Market Countries), or described in the Juno Co-Co Commercialization Plan, or otherwise approved by the JCC.

3.1.2 Celgene Co-Commercialization Right. On a Juno Program Co-Co Product-by-Juno Program Co-Co Product basis, for any Juno Co-Co Program that was:

(a) a Celgene Co-Promote Program, Celgene shall have the right, in its sole discretion, exercisable upon written notice (the “Celgene Co-Commercialization Notice”) delivered to Juno at any time prior to, or within [***] following [***], in the North America Territory for such Juno Co-Co Program Product, to elect to provide between [***] and [***] of the Commercialization Activities included in the Juno Co-Co Commercialization Opt-In Terms for such Juno Program Co-Co Product for Juno Territory Administration (including [***] in the North America Territory for such Juno Program Co-Co Product); or

(b) (i) an [***] BD Program, for which Celgene delivered an [***] Option Exercise Notice as set forth in Section 3.1.5 of the Master Collaboration Agreement, (ii) an Eligible BD Program for which Juno was the BD Acquiring Party and for which Celgene delivered a BD Option Exercise Notice as set forth in Section 2.2.1 of the Master Collaboration Agreement (and which did not become a [***] Program), or (iii) a [***] BD Program for which [***] was the BD Acquiring Party and for which [***] delivered a BD Option Exercise Notice as set forth in Section 2.2.1 of the Master Collaboration Agreement (and which did not become a [***] Program), then Celgene shall have the right, [***], to deliver a Celgene Co-Commercialization Notice to Juno at any time prior to, or within [***], in the North America Territory for use of such Juno Co-Co Program Product, to elect to provide between [***] and [***] of the Commercialization Activities included in the Juno Co-Co Commercialization Opt-In Terms for such Juno Program Co-Co Product for Juno Territory Administration (including [***] in the North America Territory for such Juno Program Co-Co Product).

3.1.3 Juno Opt-In Right for Certain Commercialization Activities.

(a) If the Juno Co-Co Program under this Juno Lead Co-Co Agreement is a Celgene Co-Promote Program, then, on a Juno Program Co-Co Product-by-Juno Program Co-Co Product basis, Juno may exercise a Commercialization Opt-In Right upon written notice to Celgene at any time [***] in the ROW Territory for such Juno Program Co-Co Product, to elect to provide between [***] and [***] of the Commercialization Activities included in the Juno Co-Co Commercialization Opt-In Terms for such Juno Program Co-Co Product in the Major EU Market Countries (including [***] in the Major EU Market Countries for such Juno Program Co-Co Product).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(b) If the Juno Co-Co Program under this Juno Lead Co-Co Agreement was (i) an Eligible BD Program for which Celgene delivered a BD Option Exercise Notice pursuant to Section 2.2.1 of the Master Collaboration Agreement, or (ii) an [***] BD Program for which Celgene exercised an Option pursuant to Section 3.1.5 of the Master Collaboration Agreement, then on a Juno Program Co-Co Product-by-Juno Program Co-Co Product basis, Juno may exercise a Commercialization Opt-In Right, upon written notice to Celgene at any time prior to, or [***] in the ROW Territory for use of a Juno Program Co-Co Product, to elect to provide between [***] and [***] of the Commercialization Activities included in the Juno Co-Co Commercialization Opt-In Terms for such Juno Program Co-Co Product in the Major EU Market Countries (including [***] in the Major EU Market Countries for such Juno Program Co-Co Product).

3.1.4 Commercialization Opt-In.

(a) If Celgene provides a Celgene Co-Commercialization Notice to Juno pursuant to Section 3.1.2, [***], update the Juno Co-Co Commercialization Plan for such countries to include the rights and obligations with respect thereto, which shall in any event be consistent with the then-existing Juno Co-Co Commercialization Plan for such countries prepared by [***] pursuant to Section 3.1.6, and which shall include the terms set forth in the Juno Co-Co Commercialization Opt-In Terms attached hereto as Exhibit F.

(b) If Juno exercises the Commercialization Opt-In Right pursuant to Section 3.1.3, [***], update the Juno Co-Co Commercialization Plan for such countries to include the rights and obligations with respect thereto, which shall in any event be consistent with the then-existing Commercialization Plan for such countries prepared by [***] pursuant to Section 3.1.6, and which shall include the terms set forth in the Juno Co-Co Commercialization Opt-In Terms attached hereto as Exhibit F.

(c) Once the terms of such participation have been agreed, the Juno Co-Co Commercialization Plan will set forth [***] (i) [***], and (ii) [***], as applicable.

3.1.5 Costs of Participation in Commercialization. On a Juno Program Co-Co Product-by-Juno Program Co-Co Product basis, following (a) the exercise by Juno of the Commercialization Opt-In Right for a Juno Program Co-Co Product pursuant to Section 3.1.3, and/or (b) Celgene’s election to co-Commercialize a Juno Program Co-Co Product for Juno Territory Administration pursuant to Section 3.1.2, all costs associated with each Party’s participation in Commercialization Activities in relation to Juno Program Co-Co Products in the Major EU Market Countries (in the case of Juno’s exercise of the Commercialization Opt-In Right), or in the North America Territory (as a result of Celgene’s delivery of a Celgene Co-Commercialization Notice) with respect to such Juno Co-Co Programs [***] pursuant to this Juno Lead Co-Co Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.1.6 Juno Co-Co Commercialization Plan.

(a) No later than [***] for the first Juno Program Co-Co Product for Celgene Territory Administration (as set forth in the Juno Co-Co Development Plan). Celgene will prepare an initial Commercialization plan for such Juno Program Co-Co Product for Celgene Territory Administration covering the [***] after the First Juno Program Co-Co Sale of such Juno Program Co-Co Product in the relevant country(ies).

(b) No later than [***] for the first Juno Program Co-Co Product for Juno Territory Administration, Juno will prepare an initial Commercialization plan for such Juno Program Co-Co Product for Juno Territory Administration, covering [***] after First Juno Program Co-Co Sale of such Juno Program Co-Co Product for Juno Territory Administration in the relevant country(ies).

(c) The JCC will review and comment on each Commercialization Lead Party’s plan for Commercialization of Juno Program Co-Co Products in the countries in which it is the Juno Co-Co Lead Party, and collectively each Juno Co-Co Lead Party’s plan for Commercialization shall constitute the Juno Co-Co Commercialization Plan. Thereafter, the Commercialization Lead Party (in consultation with the opting-in Party) will update the relevant portion of the Juno Co-Co Commercialization Plan (for the [***] annually, and the JCC will review and comment on any such update or other amendment to such Juno Co-Co Commercialization Plan. The Commercialization Lead Party will also update the Juno Co-Co Commercialization Plan as provided in Section 3.3. Either Party may request at any time that the JCC consider other updates to such Juno Co-Co Commercialization Plan. The JCC will set the required form and contents of any Juno Co-Co Commercialization Plan. The Juno Co-Co Commercialization Plan will specify, as applicable, among other things, for each applicable country and Juno Program Co-Co Product, the principles established pursuant to Section 3.3.2 for global branding of Juno Program Co-Co Products.

3.1.7 Commercialization Activities.

(a) Training. The Commercialization Lead Party in any country in which the other Party participates in Commercialization of Juno Program Co-Co Products will (i) [***] with respect to Juno Program Co-Co Products, and will [***] for such sales representatives therefor, and (ii) [***] for the Juno Program Co-Co Product, in each case [***]. [***] will [***] for the Program Co-Co Product in the Commercialization Lead Party’s territory to [***] as and to the extent consistent with applicable Law. The Parties will cooperate, through the JCC, to determine and coordinate with respect to implementation of any training and conduct and content of detailing for Commercialization Activities for Juno Program Co-Co Products that apply throughout the Territory.

(b) Sales Representatives; Detailing. The following provisions shall apply to the activities of sales representatives with respect to Commercialization of Juno Program Co-Co Products:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(i) For Juno Program Co-Co Products in countries in which the non-Commercialization Lead Party provides Commercialization support to the Commercialization Lead Party, each Party will be solely responsible for recruiting, hiring and maintaining its sales force of sales representatives for promotion of the Juno Program Co-Co Product in the Territory, in accordance with (A) the share of Commercialization Activities held by such Party in the North America Territory and the ROW Territory pursuant to Sections 3.1.2 and 3.1.3 and (B) its standard procedures and the requirements of this Juno Lead Co-Co Agreement.

(ii) Each Party, when acting as the non-Commercialization Lead Party in a given country, shall engage sales representatives having the minimum qualifications set forth in Schedule 3.1.7(b), provided that if Juno has exercised its right to co-Commercialize in the Major EU Market Countries pursuant to Section 3.1.3, Juno may, on a Juno Program Co-Co Product-by-Juno Program Co-Co Product and country-by-country basis within the Major EU Market Countries, [***] Commercialization Activities for a Juno Program Co-Co Product in an applicable country pursuant to Section 3.1.3, and thereafter, Juno may [***]. If Celgene delivers a Co-Commercialization Notice for Juno Program Co-Co Products in the North America Territory pursuant to Section 3.1.2, [***].

(iii) The Juno Co-Co Commercialization Plan will set forth (A) [***], as applicable, consistent with the foregoing, (B) policies and processes for the [***], (C) [***], (D) the [***] sales representatives for Juno Program Co-Co Products in each Calendar Year, (E) the allocation of [***] between the Parties, (F) development of [***], and (G) coordinating strategies for [***].

(iv) If [***], at any particular time, for any reason, the number of sales representatives specified in the Juno Co-Co Commercialization Plan to be provided [***], then [***] for the applicable territory will have the right to [***] until such time as [***], and, for clarity, all costs incurred by [***] related to [***].

(v) Each Party will be responsible for the activities of such sales representatives, including compliance by such sales representatives with training and detailing requirements. In particular, each Party will provide its sales representatives assigned to promote the Juno Program Co-Co Product in such countries with [***] with respect to the promotion of Juno Program Co-Co Product necessary to [***] the Juno Program Co-Co Product in accordance with the terms of this Juno Lead Co-Co Agreement and applicable Law. Each Party agrees that none of its sales representatives involved in the promotion of the Juno Program Co-Co Product will have or be subject to any legal or regulatory disqualifications, debarments or sanctions. If the Commercialization Lead Party [***] with the other Party regarding [***] designated to be led by the other Party as the Commercialization Lead Party under this Article 3, such other Party will [***] consistent with the [***], which may include [***].

(vi) The calculation of costs of engaging sales representatives for purposes of calculating Operating Profits or Losses shall be [***], and such [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(c) Promotional Materials. Each Party’s sales representatives assigned to promote the Juno Program Co-Co Product in countries in which the other Party is the Commercialization Lead Party will utilize only promotional materials that have been approved by the Commercialization Lead Party for the applicable territory. All detailing activities conducted by such Party’s sales representatives will be consistent in all material respects with the promotional materials so approved. Each Party performing activities designated to be led by the other Party as the Commercialization Lead Party will train and instruct their respective sales representatives to make only those statements and claims regarding the Juno Program Co-Co Product, including as to efficacy and safety, that are consistent with the Juno Program Co-Co Product labeling and accompanying inserts and the approved promotional materials. For clarity, all marketing and promotional materials used in countries in which the other Party is the Commercialization Lead Party must be approved by the Commercialization Lead Party prior to use.

(d) Medical Affairs; Information. For Juno Program Co-Co Products in countries in which the non-Commercialization Lead Party provides Commercialization support to the Commercialization Lead Party, the Parties will discuss the execution of medical and scientific affairs and programs, including for professional symposia and other educational activities, and medical affairs studies based upon approved protocols, medical information support and medical communications and publishing activities, and the allocation of each Party to such activities in the Territory, provided [***] to the conduct of such activities in the Commercialization Lead Party’s territory. The Parties acknowledge that in such countries each Party may receive requests for medical information concerning the Juno Program Co-Co Product from members of the medical professions and consumers. [***] will have the [***] right to respond to questions and requests for information about Juno Program Co-Co Product received from such Persons that [***] or that are [***] (each such request, an “Information Request”) and that are [***], and [***] will have the [***] right to respond to an Information Request that is [***]. Any Information Request that is applicable to [***].

(e) Market Access Activities. [***], in consultation with the JCC, to develop plans for market access activities. For Juno Program Co-Co Products in countries in which the non-Commercialization Lead Party provides Commercialization support to the Commercialization Lead Party, each Party shall have the right to participate in the foregoing activities in accordance with the Juno Co-Co Commercialization Plan. For clarity, the costs related to such market access activities shall be [***].

(f) Reporting. Each Party will provide the JCC with a report, as soon as practicable but in no event later than [***] following the end of each Calendar Quarter commencing as of the date upon which the first Juno Program Co-Co Product has received Regulatory Approval in the Territory, or at such other time as the JCC deems appropriate, and continuing thereafter for each Calendar Quarter for the remainder of the Juno Co-Co Term for such Juno Program Co-Co Product, setting forth the number of details made by its sales representatives of Juno Program Co-Co Product during such Calendar Quarter. Costs and expenses for sales representatives will be [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(g) Records. Each Party will maintain records and otherwise establish procedures to ensure compliance with all applicable Laws and professional requirements that apply to the promotion and marketing of Juno Program Co-Co Product, including compliance with the PhRMA Code on Interactions with Healthcare Professionals.

3.1.8 Juno Co-Co Commercialization Budget.

(a) At such times as the JCC will deem appropriate, and in no event later than concurrently with the preparation of the initial Juno Co-Co Commercialization Plan, each Commercialization Lead Party will prepare an initial budget for Commercialization Activities with respect to Juno Program Co-Co Products for Celgene Territory Administration (in the case of Celgene), and for Juno Territory Administration (in the case of Juno). The JCC will review and approve such initial budgets for Commercialization in relation to Juno Program Co-Co Products, and such budgets shall collectively constitute the “Juno Co-Co Commercialization Budget”. Thereafter, each Commercialization Lead Party will update its portion of the Juno Co-Co Commercialization Budget at least once in each Calendar Year, (but in any event no later than [***] of each Calendar Year during the Juno Co-Co Term) and the JCC will review and approve any such update or any other amendment to the Juno Co-Co Commercialization Budget. In addition, either Party may request at any time that the JCC consider and approve other updates to the Juno Co-Co Commercialization Budget.

(b) Subject to subsection (a), all [***] arising from either Party’s [***] (including any [***]) in accordance with the Juno Co-Co Commercialization Plan and the Juno Co-Co Commercialization Budget shall be [***].

3.2 Additional Terms. In addition:

3.2.1 Role of the JCC. The JCC will coordinate the Parties’ efforts with respect to the Commercialization of Juno Program Co-Co Products in the Territory. Specifically, the JCC will oversee the development of global branding strategies for Juno Program Co-Co Products, coordinate training of sales representatives and others involved in Commercialization pursuant to Sections 3.1.7 and Exhibit F, and coordinate commercial supply of Juno Program Co-Co Products pursuant to this Juno Lead Co-Co Agreement.

3.2.2 Branding. If and at such time as the JCC deems appropriate, the JCC shall discuss in good faith any branding and/or co-branding of the Juno Program Co-Co Products to be used in connection with the Commercialization of Juno Program Co-Co Products both in the North America Territory and the ROW Territory, and the Parties will enter into appropriate trademark licensing agreements to achieve the foregoing. For the avoidance of doubt, nothing in this Juno Lead Co-Co Agreement shall be construed to grant either Party any rights in or to any of the other Party’s trademarks, trade names, logos, or other marks, including use thereof, absent a separate trademark licensing agreement entered into in accordance with this Section 3.2.2.

3.2.3 Commercialization Reports. Each Party will provide the JCC with a report, as soon as practicable but in no event later than [***] following the [***] setting forth a [***] on the status of its Commercialization Activities with respect to Juno Program Co-Co

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Products and Juno Program Co-Co Diagnostic Products, including [***] of Juno Program Co-Co Product in the Territory during [***] (a “Juno Co-Co Commercialization Report”), as well as the Commercialization Lead Party’s plans with respect to Commercialization of Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products during [***]. At [***] prior to the anticipated First Juno Program Co-Co Sale of a Juno Program Co-Co Product under this Juno Lead Co-Co Agreement anywhere in the North America Territory or the ROW Territory, the JCC shall discuss and agree upon the form and content for such Juno Co-Co Commercialization Report. Such Juno Co-Co Commercialization Report shall also describe in reasonable detail, for each country(ies) in which a Party is co-Commercializing Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products, [***].

ARTICLE 4

EXCLUSIVITY

4.1 Exclusivity. Article 5 of the Master Collaboration Agreement shall apply to the Parties’ activities under this Juno Lead Co-Co Agreement, in each case to the extent applicable to the Juno Co-Co Program that is the subject of this Juno Lead Co-Co Agreement, for the time periods, and to the extent expressly set forth therein.

ARTICLE 5

FINANCIAL TERMS

5.1 Option Exercise and Designation Payments. In partial consideration for the rights and licenses granted by Juno pursuant to this Juno Lead Co-Co Agreement, in connection with the execution of this Juno Lead Co-Co Agreement:

5.1.1 BD Programs.

(a) If the Juno Co-Co Program is an [***], then Celgene shall pay to Juno the amount set forth in Paragraph 1(a) of Exhibit C in accordance with the payment terms set forth therein; and

(b) If the Juno Co-Co Program is an [***], then Celgene shall pay to Juno the amount set forth in Paragraph 1(e) of Exhibit C in accordance with the payment terms set forth therein.

(c) If the Juno Co-Co Program is a [***], then Juno shall pay to Celgene the amount set forth in Paragraph 1(f) of Exhibit C in accordance with the payment terms set forth therein.

5.1.2 Celgene Co-Promote Programs. If the Juno Co-Co Program is a [***], then Celgene shall pay to Juno one of the amounts set forth in Paragraph 1(c), (d) or (e) of Exhibit C, as applicable, with the amount and timing of such payment [***].

5.1.3 [***] Program. If the Juno Co-Co Program is an [***] Program, then Celgene shall pay to Juno the amounts set forth in Paragraph 1(b) or 1(d) of Exhibit C, as applicable, with the amount and timing of such payment [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.2 Profit & Loss Share for Juno Program Co-Co Product. The Parties will share in Operating Profits or Losses with respect to Juno Program Co-Co Products in the Territory as follows: Juno will bear (and be entitled to) [***], and Celgene will bear (and be entitled to) [***] (each Party’s share of Operating Profits or Losses, the “Profit & Loss Share”). Procedures for reporting of actual results on a Calendar Quarter basis, review and discussion of potential discrepancies, reconciliation on a Calendar Quarter basis, reasonable forecasting, and other finance and accounting matters, are set forth in Exhibit D, and to the extent not set forth in Exhibit D, will be established by the JCC, subject to Section 5.4.3.

5.3 Discounted Sales.. It is possible that a Juno Program Co-Co Product could be included as part of a package of products offered to customers by either Party or its Affiliates or Sublicensees, and that discounts on packages including a Juno Program Co-Co Product (a “Package”) may be offered in the Territory. [***].

5.4 Additional Payment Terms.

5.4.1 Accounting. All payments hereunder shall be made in the United States in U.S. Dollars by wire transfer to a bank in the U.S. designated in writing by Juno. Conversion of sales recorded in local currencies to Dollars shall be performed in a manner consistent with [***].

5.4.2 Late Payments. Any payments or portions thereof due hereunder that are not paid on the date such payments are due under this Juno Lead Co-Co Agreement shall bear interest at an annual rate equal to the lesser of: (a) [***], or any successor thereto, at 12:01 a.m. on the first day of each Calendar Quarter in which such payments are overdue or (b) the maximum rate permitted by applicable Law; in each case calculated on the number of days such payment is delinquent, compounded monthly.

5.4.3 Tax Withholding.

(a) The Parties acknowledge that the rights and obligations imposed on each of them pursuant to this Juno Lead Co-Co Agreement that [***] [***] to the Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products and the [***] in connection therewith, [***], and the Parties shall act in accordance with Exhibit H. By execution of this Juno Lead Co-Co Agreement, the Parties hereto intend that the [***], which shall be reflected in the [***] for each such region in accordance with Section 9.4.1(e)(i) of the Master Collaboration Agreement.

(b) Each Party shall be entitled to deduct and withhold from any amounts payable under this Juno Lead Co-Co Agreement (or allocable to another Party pursuant to Section 1.6 of Exhibit H) such taxes as are required to be deducted or withheld therefrom under any provision of applicable Law. The Party that is required to make such withholding (the “Paying Party”) will: (i) deduct those taxes from such payment, (ii) timely remit the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of tax

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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payment to the recipient Party (the “Payee Party”) on a timely basis following that tax payment; provided, however, that before making any such deduction or withholding, the Paying Party shall give the Payee Party notice of the intention to make such deduction or withholding (such notice, which shall include the authority, basis and method of calculation for the proposed deduction or withholding, shall be given at least a reasonable period of time before such deduction or withholding is required, in order for such Payee Party to obtain reduction of or relief from such deduction or withholding); and provided, further, that in the event the relevant withholding tax is imposed with respect to an amount allocable pursuant to Section 1.6 of Exhibit H but the amount of any cash payment otherwise due to the Payee Party is either unavailable or insufficient for the Paying Party to be able to deduct the full amount of such withholding taxes, the Payee Party shall indemnify the Paying Party from and against such withholding taxes. Each Party agrees to cooperate with the other Parties in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect to ensure that any amounts required to be withheld pursuant to this Section 5.4.3(b) are reduced in amount to the fullest extent permitted by applicable Laws. In addition, the Parties shall cooperate in accordance with applicable Laws to [***] in connection with this Juno Lead Co-Co Agreement.

(c) In the event that a liability is imposed by a taxing authority upon the Paying Party in respect of a failure to withhold on an amount payable under this Juno Lead Co-Co Agreement, the Payee Party shall indemnify and hold harmless the Paying Parties from any and all liabilities, claims and losses with respect to such failure to withhold, provided that (1) the Paying Party shall notify the Payee Party promptly upon the receipt of any claim from a taxing authority which might give rise to an indemnification under this Section 5.4.3(c) (although the Paying Party’s delay in promptly notifying the Payee Party shall only reduce the Payee Party’s liability to indemnify the Paying Party to the extent that the Payee Party is prejudiced by such delay); (2) the Payee Party shall be entitled to participate, at its own expense, and with counsel of its choosing, in the defense of any claim which may give rise to liability under this Section 5.4.3(c); and (3) the Paying Party may not settle any liability with a taxing authority, to the extent such settlement would create a liability for the Payee Party under this Section 5.4.3(c), without the prior written consent of the Payee Party, which consent will not be unreasonably withheld, conditioned or delayed.

ARTICLE 6

INTELLECTUAL PROPERTY

6.1 License.

6.1.1 License to Celgene. Subject to the terms and on the conditions set forth in this Juno Lead Co-Co Agreement, and solely with respect to the Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products that are the subject of this Juno Lead Co-Co Agreement, Juno hereby grants and shall cause (within [***] after the Juno Lead Co-Co Agreement Effective Date) its Affiliates to grant to Celgene (a) an exclusive (even as to Juno and its Affiliates, [***], royalty-free right and license, with the right to grant sublicenses [***] (subject to Section 6.1.3), under (i) the Juno Program Co-Co IP, (ii) Juno’s and its Affiliates’ rights in the Collaboration IP, and (iii) Juno’s and its Affiliates’

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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interest in the Joint Collaboration IP, and (b) a non-exclusive, royalty-free right and license, with the right to grant sublicenses (subject to Section 6.1.3), under Patents and Know-How [***], in each case of (a) and (b) [***] (A) to conduct Research, Development, Manufacture (as set forth in the Manufacturing Agreement, if applicable), and Commercialization Activities for Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products in the Field in the ROW Territory for Celgene Territory Administration in accordance with the Juno Co-Co Development Plan and/or Juno Co-Co Commercialization Plan, and (B) if Celgene has delivered a Celgene Co-Commercialization Notice pursuant to Section 3.1.2, to conduct Commercialization Activities [***] in the North America Territory for Juno Territory Administration. Juno shall [***] upon written notice to Celgene [***]; provided that (a) [***], (b) [***], and (c) [***].

6.1.2 License to Juno. Subject to the terms and on the conditions set forth in this Juno Lead Co-Co Agreement, and solely with respect to the Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products that are the subject of this Juno Lead Co-Co Agreement, Celgene hereby grants and shall cause (within [***] after the Juno Lead Co-Co Agreement Effective Date) its Affiliates to grant to Juno (a) an exclusive (even as to Celgene and its Affiliates, [***] to Research, Develop, Manufacture and Commercialize Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products [***], royalty-free right and license, with the right to grant sublicenses [***] (subject to Section 6.1.3), under (i) the Celgene Relevant Co-Co IP, (ii) Celgene’s and its Affiliates’ rights in the Collaboration IP, and (iii) Celgene’s and its Affiliates’ interest in the Joint Collaboration IP, and (b) a non-exclusive, royalty-free right and license, with the right to grant sublicenses (subject to Section 6.1.3), under Patents and Know-How [***], in each case of (a) and (b) [***] (A) to conduct Research, Development, Manufacture [***] and Commercialization Activities for Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products in the Field (1) [***] in accordance with the Juno Co-Co Development Plan and/or Juno Co-Co Commercialization Plan, and (2) in the China Territory, and (B) if Juno has exercised the Commercialization Opt-In Right pursuant to Section 3.1.3, for Juno to conduct Commercialization Activities [***] for ROW Territory Administration in the Major EU Market Countries. Celgene shall [***] upon written notice to Juno [***]; provided that (a) [***], (b) [***], and (c) [***].

6.1.3 Sublicenses.

(a) Celgene shall have the right to grant sublicenses within the scope of the license granted to Celgene under Section 6.1.1 as follows: (i) with respect to the right and license granted to Celgene under Section 6.1.1(a), [***], (ii) with respect to the right and license granted to Celgene under 6.1.1(b), [***], and (iii) otherwise [***].

(b) Juno shall have the right to grant sublicenses within the scope of the license granted to Juno under Section 6.1.2 as follows: (i) with respect to the right and license granted to Juno under Section 6.1.2(a), [***], (ii) with respect to the right and license granted to Juno under Section 6.1.2(b), [***], and (iii) otherwise [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(c) Each sublicense granted by either Party under this Section 6.1.3 shall be subject to and consistent with the terms and conditions of this Juno Lead Co-Co Agreement. If a Party grants a sublicense to any Third Party under Section 6.1.3(a)(ii) or (iii) or Section 6.1.3(b)(ii) or (iii), it shall [***].

6.1.4 Rights Retained by the Parties. For purposes of clarity, each Party retains the rights under Know-How and Patents Controlled by such Party not expressly granted to the other Party pursuant to this Juno Lead Co-Co Agreement.

6.1.5 No Implied Licenses. Except as explicitly set forth in this Juno Lead Co-Co Agreement, neither Party shall be deemed by estoppel or implication to have granted the other Party any license or other right to any intellectual property of such Party.

6.1.6 Section 365(n) of the Bankruptcy Code. All licenses granted under this Juno Lead Co-Co Agreement are deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined in Section 101 of such Code. Each Party, as licensee, may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, if a Party elects to retain its rights as a licensee under any Bankruptcy Code, such Party shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology. Such embodiments of the technology shall be delivered to the licensee Party not later than: (a) the commencement of bankruptcy proceedings against the licensor, upon written request, unless the licensor elects to perform its obligations under this Juno Lead Co-Co Agreement, or (b) if not delivered under Section 6.1.6(a), upon the rejection of this Juno Lead Co-Co Agreement by or on behalf of the licensor, upon written request. Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this Juno Lead Co-Co Agreement for purposes of Section 365(n) of the Bankruptcy Code.

6.2 Ownership.

6.2.1 Inventorship. Inventorship of Inventions shall be determined by application of U.S. patent law pertaining to inventorship.

6.2.2 Ownership. Ownership of Inventions and intellectual property rights therein arising from each of the Parties’ activities under this Juno Lead Co-Co Agreement shall be determined in accordance with Sections 7.2.2, 7.2.3, 7.2.4 and 7.2.5 of the Master Collaboration Agreement.

6.2.3 Cooperation and Allocation. Sections 7.2.6, 7.2.7 and 7.2.8 of the Master Collaboration Agreement shall apply to all Inventions and intellectual property rights therein, that arise in whole or in part as a result of the Parties’ activities under this Juno Lead Co-Co Agreement.

6.3 Prosecution and Maintenance of Patents. Subject to Section 6.7, Prosecution and Maintenance of all Patents directed to any Inventions [***] pursuant to this Juno Lead Co-Co Agreement shall be carried out in accordance with Section 7.3 of the Master Collaboration

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Agreement. Additionally, Celgene shall keep Juno informed as to [***] with respect to the Prosecution and Maintenance of Patents licensed to Juno under Section 6.1.2(a), and Juno shall keep Celgene informed as to [***] with respect to the Prosecution and Maintenance of Patents licensed to Celgene under Section 6.1.1(a). Celgene [***] with respect to any Patent Controlled by Celgene licensed to Juno under Section 6.1.2(a), and Juno shall [***] with respect to any Patent Controlled by Juno licensed to Celgene under Section 6.1.1(a).

6.4 Defense of Claims Brought by Third Parties.

6.4.1 Notice. If a Party becomes aware of any actual or potential claim alleging that the Research, Development, Manufacture or Commercialization of the Juno Program Co-Co Target, any Juno Program Co-Co Candidate, any Juno Program Co-Co Product or any Juno Program Co-Co Diagnostic Product, does (or would if carried out) infringe the intellectual property rights of any Third Party anywhere in the North America Territory or the ROW Territory, such Party shall [***]. In any such instance, the Parties shall [***].

6.4.2 Costs. The costs and expenses incurred by the Parties in connection with defense of any claim described in Section 6.4.1 shall be [***] and shall be [***], unless otherwise agreed in writing by the Parties.

6.5 Enforcement of Patents.

6.5.1 Notice. If any Party learns of an infringement or suspected or threatened infringement by a Third Party with respect to any Patent licensed to Celgene pursuant to Section 6.1.1 or a Patent that is licensed to Juno pursuant to Section 6.1.2, including actual or alleged infringement under 35 USC §271(e)(2) that is or would be infringing activity involving the using, making, importing, offering for sale or selling of compounds or products that are substantially the same as Juno Program Co-Co Candidates, Juno Program Co-Co Products or Juno Program Co-Co Diagnostic Products (“Juno Program Co-Co Competitive Infringement”), such Party shall [***] and [***] such Juno Program Co-Co Competitive Infringement. For any Juno Program Co-Co Competitive Infringement, each Party shall [***].

6.5.2 Scope of Enforcement Rights. As between the Parties, and subject to Sections 6.5.3, 6.5.4, 6.7 and 6.8:

(a) Celgene shall have the [***], to institute, prosecute, and control any action or proceeding with respect to any Juno Program Co-Co Competitive Infringement occurring in the [***], and Juno shall have the [***], to institute, prosecute, and control any action or proceeding with respect to any Juno Program Co-Co Competitive Infringement occurring in [***], in each case of any Patent (i) that [***], and (ii) that (A) [***], or (B) is (1) included in the [***], and (2) [***] (the Patents in this Section 6.5.2(a), the “Juno Program Co-Co Product Patents”).

(b) With respect to any Patent that is not a Juno Program Co-Co Product Patent and (i) that (A) [***], and (B) is (1) included in [***], or (2) included in [***], or (ii) that does not [***], and (A) is included in [***] or (B) (1) is included in [***] and (2) [***], then in

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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each of (i) and (ii), (x) [***] to institute, prosecute, and control any action or proceeding with respect to any Juno Program Co-Co Competitive Infringement in [***], and (y) [***] institute, prosecute, or control any action or proceeding with respect to any Juno Program Co-Co Competitive Infringement in [***].

(c) With respect to any Patent that is not a Juno Program Co-Co Product Patent and (i) that (A) [***], and (B) is (1) included in [***], or (2) included in [***], or (ii) that does not [***], and (A) is included in [***], or (B) (1) is included [***] and (2) [***], in each of (i) and (ii), (x) [***] institute, prosecute, and control any action or proceeding with respect to any Juno Program Co-Co Competitive Infringement in [***], and (y) [***] institute, prosecute, or control any action or proceeding with respect to any Juno Program Co-Co Competitive Infringement in the [***].

(d) With respect to any Patent that does not [***] Juno Program Co-Co Candidates, Juno Program Co-Co Products, or Juno Program Co-Co Diagnostic Products, [***], or (ii) (A) is [***], (B) is included in [***], and (C) does not [***], in each of (i) and (ii), [***] institute, prosecute, and control any action or proceeding with respect to any Juno Program Co-Co Competitive Infringement relating to such Patent in the ROW Territory and the North America Territory, [***].

(e) With respect to any Patent that does not [***] Juno Program Co-Co Candidates, Juno Program Co-Co Products, or Juno Program Co-Co Diagnostic Products, [***] and that (i) is [***], or (ii) (A) is [***], and (C) does not [***], in each of (i) and (ii), [***] institute, prosecute and control any action or proceeding with respect to any Juno Program Co-Co Competitive Infringement relating to such Patent in the ROW Territory and the North America Territory, [***].

(f) With respect to any Patent that is jointly owned by the Parties and is included in the Collaboration IP or the Joint Collaboration IP (excluding any Juno Program Co-Co Product Patent and excluding any Patent that Covers or claims the [***]:

(i) that [***], to institute, prosecute, and control any action or proceeding with respect to any Juno Program Co-Co Competitive Infringement occurring in [***], and [***], to institute, prosecute, and control any such action or proceeding with respect to any Juno Program Co-Co Competitive Infringement occurring in the [***], provided that [***]; and

(ii) that [***] Juno Program Co-Co Candidates, Juno Program Co-Co Products, or Juno Program Co-Co Diagnostic Products, or the [***]

(g) Unless otherwise agreed by the parties, and subject to Sections 6.5.3 and 6.5.4, any rights granted to either Party to institute, prosecute, and control any action or proceeding with respect to any Juno Program Co-Co Competitive Infringement under Sections 6.5.2(a)-(f) are, in each case by counsel of the enforcing Party’s own choice, in such Party’s own name and under such Party’s direction and control, provided that with respect to any such action or proceeding in relation to Juno Program Co-Co Candidates, Juno Program Co-Co Products or

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Juno Program Co-Co Diagnostic Products, the enforcing Party shall keep the other Party, through the Patent Committee, reasonably informed as to the status of, and all material developments in such action, and shall [***]. Such rights granted to such Party shall include, if applicable, the right to perform, with respect to such actions with respect to Juno Program Co-Co Competitive Infringement, solely in the country(ies) in which the enforcement action is proceeding, all actions of a reference product sponsor or equivalent set forth in the Hatch-Waxman Act or Public Health Service Act (or any ex-U.S. equivalent of the either of the foregoing), to the to the extent permitted by applicable Law, and if the enforcing Party is limited in performing such actions, the other Party shall reasonably cooperate to enable the enforcing Party to perform such actions.

6.5.3 Timing. The Party with the first right (and for clarity, not the sole right) to institute, prosecute, and control any action or proceeding with respect to any Patent described in Section 6.5.1 and involving Juno Program Co-Co Competitive Infringement (each such action or proceeding, a “Juno Program Co-Co Enforcement Proceeding”) will have a period of [***] after its receipt or delivery of notice and evidence pursuant to Section 6.5.1 or receipt of written notice from a Third Party that reasonably evidences Juno Program Co-Co Competitive Infringement, to elect to so enforce the relevant Patent(s) in the applicable jurisdiction (or to settle or otherwise secure the abatement of such Juno Program Co-Co Competitive Infringement), provided however, that such period will be (a) more than [***] to the extent applicable Law prevents earlier enforcement of such Patent (such as the enforcement process set forth in or under the Hatch-Waxman Act or Public Health Service Act (or any ex-U.S. equivalent of either of the foregoing)), and provided further that if such period is extended because applicable Law prevents earlier enforcement, the enforcing Party shall have until the date that is [***] following the date upon which applicable Law first permits such Juno Program Co-Co Enforcement Proceeding, and (b) less than [***] to the extent that a delay in bringing such Juno Program Co-Co Enforcement Proceeding against such alleged Third Party infringer would limit or compromise the remedies (including monetary relief, and stay of regulatory approval) available against such alleged Third Party infringer. In the event the enforcing Party [***] before the first to occur of (i) the expiration of the applicable period of time set forth in the preceding subsections (a) and (b), or (ii) [***] before the expiration of any time period under applicable Law, that would, if a Juno Program Co-Co Enforcement Proceeding was not filed within such time period, limit or compromise the remedies available from such Juno Program Co-Co Enforcement Proceeding, it will [***] and in the case where such other Party then [***] the applicable Patent with respect to such Juno Program Co-Co Competitive Infringement in the applicable jurisdiction, such other Party will thereafter have the right to commence such a suit or take such action to enforce the applicable Patent (such action, a “Juno Program Co-Co Step-In Proceeding”) at such other Party’s expense.

6.5.4 Sole Enforcement and Defense for [***]. Notwithstanding anything to the contrary herein, with respect to any Juno Program Co-Co Competitive Infringement:

(a) [***]; and

(b) [***].

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6.5.5 Right to Participate; Joinder. The non-enforcing Party in relation to any enforcement action or proceeding set forth in Section 6.5.2 or 6.5.4, will have the right, at its own expense and by counsel of its choice, to be represented in, or participate in any such action or proceeding. In the case of any Juno Program Co-Co Enforcement Proceeding or Juno Program Co-Co Step-In Proceeding, at the enforcing Party’s written request, and at the enforcing Party’s expense (subject to Section 6.5.9), the other Party will join any such action or proceeding as a party and will use Commercially Reasonable Efforts to cause any Third Party as necessary to join such action or proceeding as a party if doing so is necessary for the purposes of establishing standing or is otherwise required by applicable Law to pursue such action or proceeding. All time periods set forth in Section 6.5.3 shall be subject to applicable Law, which may prevent earlier enforcement.

6.5.6 Cooperation. In addition to the obligations set forth in Sections 6.5.2(a) and 6.5.5, each other Party will provide to the Party enforcing any such rights under Section 6.5.2(a) reasonable assistance and cooperation in such enforcement, at such enforcing Party’s request and expense. The enforcing Party will keep the other Party regularly informed of the status and progress of such enforcement efforts. The Parties will coordinate any Juno Program Co-Co Enforcement Proceeding through the Patent Committee. Each Party bringing any such action or proceeding in accordance with this Section 6.5 shall have an obligation to consult with the other Party and will take comments of such other Party into good faith consideration with respect to the infringement, claim construction, or Defense of the validity or enforceability of any claim in any Patent that is the subject of such proceeding, provided that the foregoing shall not apply to any such action or proceeding as it relates to (i) [***], or (ii) [***]. Only with respect to any Patent within the [***] that [***], the Parties shall [***].

6.5.7 Third Party Rights. Notwithstanding Sections 6.5.2(a) through 6.5.6, each Party’s rights to enforce a Patent pursuant to this Section 6.5, or to Defend against a challenge in any action or proceeding described in Section 6.4, shall be subject to the applicable provisions of any agreements between a Party and its licensor(s) of such Patent. In the event of any conflict between this Section 6.5 and such other agreements between a Party (and/or its Affiliates) and its/their licensor(s), the provisions of such other agreements shall control.

6.5.8 Inter Partes Review and Re-Examination Proceedings. If either Party becomes aware of any actual or potential inter partes review, re-examination or post grant review proceedings (but excluding [***]) involving any [***], such Party shall so notify the other Party. The Party having the right to bring an enforcement action pursuant to this Section 6.5 with respect to such Patent shall have the right to assume responsibility for the Defense thereof, with the other Party having backup rights therefor to the extent provided to such Party in the context of an action to enforce such Patent, with the costs of such action [***]. If neither Party has a right to bring an enforcement action pursuant to this Section 6.5 with respect to such Patent, then the Party Controlling such Patent shall have the right to assume responsibility for the Defense thereof.

6.5.9 Settlement. A settlement or consent judgment or other voluntary final disposition of a suit or proceeding under this Section 6.5 may be entered into by one Party

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without the consent of the other Party not bringing or Defending such action or proceeding; provided, however, that any such settlement, consent judgment or other disposition of any action or proceeding by the Party under this Section 6.5 shall not, without the consent of such other Party, (a) [***] the Party not bringing or Defending such action or proceeding, (b) include the [***] the Party not bringing or Defending such action or proceeding [***], (c) [***] the Party not bringing or Defending such action or proceeding, or (d) [***] the Party not bringing or Defending such action or proceeding [***].

6.5.10 Costs and Recoveries. Except as otherwise set forth in this Section 6.5, each Party shall [***] in connection with its activities under this Section 6.5. If a Party commences a Juno Program Co-Co Enforcement Proceeding or any or any other action or proceeding with respect to any Juno Program Co-Co Competitive Infringement occurring in the Territory or Defends an action under this Section 6.5, [***] for such action or proceeding. All [***] in pursuing any Juno Program Co-Co Enforcement Proceeding in accordance with this Section 6.5 shall be [***]. Any damages or other monetary awards recovered in any action, suit or proceeding brought under this Section 6.5 shall be shared as follows:

(a) the amount of such damages or other sums actually received by the Party controlling such action shall first be subject to Article 8, and then shall be applied to reimburse all out-of-pocket costs and expenses incurred by each Party directly in connection with such action (including, for this purpose, [***]), and if such recovery is insufficient to cover all such costs and expenses of both Parties, it shall be [***]; and

(b) any remaining proceeds in case of suits with respect to a Juno Program Co-Co Enforcement Proceeding or any or any other action or proceeding with respect to any Juno Program Co-Co Competitive Infringement occurring in the North America Territory or the ROW Territory relating to any Juno Program Co-Co Candidate, Juno Program Co-Co Product or Juno Program Co-Co Diagnostic Product under this Section 6.5 shall be [***].

6.6 Patent Term Extensions.

6.6.1 If, during the Juno Co-Co Term, either Party wishes to apply for or obtain any patent term extensions, restorations, or supplementary protection certificates (in each case based on delays or activities associates with seeking Regulatory Approval) under applicable Laws (such extensions, restorations and certificates, collectively, “Patent Term Extensions”) for a Patent [***] any Juno Program Co-Co Candidate, Juno Program Co-Co Product or associated Juno Program Co-Co Diagnostic Product [***], and that [***] (“Juno Program Co-Co Covering Patent”), in the North America Territory or the ROW Territory, subject to Section 6.6.3, then Section 7.6 of the Master Collaboration Agreement shall apply to determine whether such Patent Term Extension shall be sought or obtained, provided that if the Parties are unable to reach mutual agreement regarding whether to seek or obtain such Patent Term Extension then the following shall apply:

(a) if such Juno Program Co-Co Covering Patent is [***], then notwithstanding anything to the contrary in Section 7.6 of the Master Collaboration Agreement, [***] shall have the right to make the final decision as to whether such Patent Term Extension

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shall be sought or obtained in the [***] Territory and [***] shall have the right to make the final decision as to whether such Patent Term Extension shall be sought or obtained in the [***] Territory;

(b) if such Juno Program Co-Co Covering Patent (i) [***] Juno Program Co-Co Candidates, Juno Program Co-Co Products or Juno Program Co-Co Diagnostic Products, [***] and (ii) (A) is included in [***] or (B) is (1) included in [***] and (2) [***], then (x) if such Juno Program Co-Co Covering Patent is [***], then in the North America Territory, [***], and in the ROW Territory, [***], and (y) if such Juno Program Co-Co Covering Patent is [***], then in the ROW Territory, [***], and in the North America Territory, [***];

(c) if such Juno Program Co-Co Covering Patent is [***], then if such Juno Program Co-Co Covering Patent:

(i) is (A) [***] or (B) [***], then (1) in the [***] Territory, [***] may seek or obtain a Patent Term Extension for such Juno Program Co-Co Covering Patent [***], and (2) in the [***] Territory, [***] seek or obtain a Patent Term Extension for such Juno Program Co-Co Covering Patent;

(ii) is (A) [***] or (B) [***], then (1) in the [***] Territory, [***] may seek or obtain a Patent Term Extension for such Juno Program Co-Co Covering Patent, [***], and (2) in the [***] Territory, [***] a Patent Term Extension for such Juno Program Co-Co Covering Patent;

(d) if such Juno Program Co-Co Covering Patent is [***] and is [***], then [***] may seek or obtain a Patent Term Extension for such Juno Program Co-Co Covering Patent in the [***]; and

(e) if such Juno Program Co-Co Covering Patent [***], then if such Juno Program Co-Co Covering Patent:

(i) is (A) [***] or (B) [***], then (1) in the [***] Territory,[***] shall have the right to make the final decision on whether to seek or obtain a Patent Term Extension for such Juno Program Co-Co Covering Patent, and (2) in the [***] Territory, [***] shall have the right to make a final decision with respect to such Patent Term Extension, provided that [***]; or

(ii) is (A) [***] or (B) [***], then (1) in the [***] Territory, [***] shall have the right to make the final decision on whether to seek or obtain a Patent Term Extension for such Juno Program Co-Co Covering Patent, and (2) in the [***] Territory, [***] shall have the right to make a final decision with respect to such Patent Term Extension, provided that [***].

6.6.2 Notwithstanding anything to the contrary herein or in the Master Collaboration Agreement, Juno shall have no right to seek or obtain Patent Term Extension, without Celgene’s prior written consent, for any Patent [***]; and Celgene have no right to seek or obtain Patent Term Extension, without Juno’s prior written consent, for any Patent [***].

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6.7 [***]. Notwithstanding anything to the contrary in Sections 6.3 through 6.6, or in the Master Collaboration Agreement, (a) in no event shall [***] and (b) [***].

6.8 [***] Patents. Section 7.8 of the Master Collaboration Agreement shall apply.

6.9 Regulatory Data Protection. To the extent required or permitted by applicable Law, the Commercialization Lead Party in a given country will use Commercially Reasonable Efforts to promptly, accurately and completely list, with the applicable Regulatory Authorities in such country during the Juno Co-Co Term, all applicable Patents for any Juno Program Co-Co Product that the Commercialization Lead Party [***], Commercialize, such listings to include all so called “Orange Book” listings required under the U.S. Hatch-Waxman Act or the equivalent thereof outside of the U.S., if applicable. Prior to such listings, the Parties will [***] all applicable Patents. Notwithstanding the preceding sentence, the Commercialization Lead Party in a country will [***] as to the listing of all applicable Patents for such Juno Program Co-Co Product, regardless of [***] such Patent.

6.10 Third Party Licenses. If, at any time during the Juno Co-Co Term, a Party [***] that any Third Party intellectual property rights are [***] the Development, Manufacture or Commercialization of any Juno Program Co-Co Product or Juno Program Co-Co Candidate, that is the subject of Research, Development, Manufacture and/or Commercialization efforts under this Juno Lead Co-Co Agreement, then such [***], and Section 7.9 of the Master Collaboration Agreement shall apply. Any amounts due pursuant to any agreement entered into pursuant to Section 7.9 of the Master Collaboration Agreement [***].

ARTICLE 7

UPSTREAM AGREEMENTS

7.1 Upstream Obligations. Celgene and Juno each acknowledge and agree that all licenses granted under this Juno Lead Co-Co Agreement, to the extent they constitute sublicenses under intellectual property rights owned by a Third Party and licensed or sublicensed to a Party under a Juno Upstream Agreement, or a Celgene Upstream Agreement, as applicable, and licensed to the other Party pursuant to this Juno Lead Co-Co Agreement are subject to the relevant terms and conditions of the Juno Upstream Agreements and/or the Celgene Upstream Agreements, as applicable. Any exclusive licenses that are granted under this Juno Lead Co-Co Agreement that constitute sublicenses under the Juno Upstream Agreements or the Celgene Upstream Agreements, as applicable are exclusive only to the extent of the exclusive nature of the license granted to Juno or Celgene under the Juno Upstream Agreements or the Celgene Upstream Agreements, as applicable.

ARTICLE 8

INDEMNIFICATION; INSURANCE

8.1 Indemnification by Celgene. Celgene shall indemnify, defend and hold harmless the Juno Indemnitees, from and against any and all Damages to the extent arising out of

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or relating to, directly or indirectly, any Claim based upon:

(a) the [***] this Juno Lead Co-Co Agreement; or

(b) any [***] this Juno Lead Co-Co Agreement;

provided however that in each case, such indemnity shall not apply to the extent Juno has an indemnification obligation pursuant to Section 8.2 for such Damages.

8.2 Indemnification by Juno. Juno shall indemnify, defend and hold harmless the Celgene Indemnitees, from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, any Claim based upon:

(a) the [***] this Juno Lead Co-Co Agreement;

(b) any [***] this Juno Lead Co-Co Agreement;

(c) any [***], in each case, resulting from any of the foregoing activities described in this Section 8.2(c);

provided however that in each case, such indemnity shall not apply to the extent Celgene has an indemnification obligation pursuant to Section 8.1 for such Damages.

8.3 Notice of Claims. A Claim to which indemnification applies under Section 8.1 or Section 8.2 shall be referred to herein as an “Indemnification Claim.” If the Indemnitee intends to claim indemnification under this Article 8, the Party claiming indemnification (the “Indemnitee”) shall notify the indemnifying Party (the “Indemnitor”) in writing, promptly upon becoming aware of an Indemnification Claim, describing in reasonable detail the facts giving rise to the Indemnification Claim; provided, that an Indemnification Claim in respect of any action at law or suit in equity by or against a Third Party as to which indemnification shall be sought shall be given promptly after the action or suit is commenced (provided that the Indemnitee is aware of such commencement); and provided further, that the failure by an Indemnitee to give such notice shall not relieve the Indemnitor of its indemnification obligation under this Juno Lead Co-Co Agreement except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice.

8.4 Indemnification Procedures. If an Indemnitee receives written notice of a Claim that the Indemnitee believes may result in a claim for indemnification under this Article 8, such Indemnitee shall deliver an Indemnification Claim to the Indemnitor in accordance with the provisions of Section 8.3. If the [***], then the Indemnitor shall have the right to assume and control the defense of the Claim, at its own expense with counsel selected by it and reasonably acceptable to the Indemnitee, by delivering written notice of its assumption of such defense to the Indemnitee within [***] of its receipt of notice of such Claim from the Indemnitor (but the Indemnitor shall in any event have the right to assume and control the defense of a Claim [***], whichever is first); provided, however, that the Indemnitee shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the Indemnitor, if (a) representation

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of the Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflict of interests between such Indemnitee and Indemnitor, (b) the Indemnitor has failed within a reasonable time to retain counsel, (c) the Indemnitee shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnitor, or (d) [***]. If the Indemnitor assumes and controls the defense of such Claim, the Indemnitor shall keep the Indemnitee reasonably apprised of the status of the Claim and the Indemnitee shall be entitled to otherwise monitor such Claim at its sole cost and expense. If the Claim [***] against or from the Indemnitee or if the Indemnitor does not assume the defense of the Claim as described in this Section 8.4, the Indemnitee shall be permitted to assume and control the defense of such Claim (but shall have no obligation to do so) and in such event shall be entitled to settle or compromise the Indemnification Claims in its sole and reasonable discretion, provided that if the Indemnitee is entitled to assume the defense of the Claim pursuant to this Section 8.4 solely because the Claim [***] against or from the Indemnitee, then the Indemnitee shall not settle or compromise such Indemnification Claims in any manner that involves [***] without the prior written consent of the Indemnitor, which consent the Indemnitor shall not unreasonably withhold, condition or delay. If the Indemnitor has assumed and controls the defense of the Claim in accordance with this Section 8.4, (i) the Indemnitee shall not settle or compromise the Indemnification Claim without the prior written consent of the Indemnitor, such consent not to be unreasonably withheld, conditioned or delayed and (ii) the Indemnitor shall not settle or compromise the Indemnification Claim in any manner that would result in the payment of amounts by the Indemnitee, impose any other obligation on the Indemnitee or otherwise have an adverse effect on the Indemnitee’s rights or interests (including any rights under this Juno Lead Co-Co Agreement or the Equity Purchase Agreement or the scope or enforceability of any Patents or Know-How licensed by one Party to another Party pursuant to this Juno Lead Co-Co Agreement or any other Development & Commercialization Agreement, or the Master Collaboration Agreement), without the prior written consent of the Indemnitee. In each case, the Party that is not controlling the defense of any Claim shall reasonably cooperate with the Party that is controlling the defense of such Claim, at the non-controlling Party’s expense and shall make available to the controlling Party all pertinent information under the control of the non-controlling Party, which information shall be subject to Article 8 of the Master Collaboration Agreement. Each Party shall use commercially reasonable efforts to avoid production of Confidential Information of the other Party (consistent with applicable Law and rules of procedure), and to cause all communications among employees, counsel and other representatives of such Party to be made so as to preserve any applicable attorney-client or work-product privileges.

8.5 Juno Co-Co Program Administration Liabilities. In the event that either Party (a) incurs any [***] relating thereto, or (b) is required to [***], and such liabilities in (a) and (b) the Juno Co-Co Product Administration Liabilities”), such Juno Co-Co Product Administration Liabilities arising from or occurring as a result of the performance, [***], of the Development, Manufacture or Commercialization of Juno Program Co-Co Product or Juno Program Co-Co Diagnostic Product for Combined Territory Administration in accordance with this Juno Lead Co-Co Agreement will be charged to Operating Profits or Losses under the Profit & Loss Share, provided that Operating Profit or Loss will not include Combined Territory Administration Liabilities of a Party or its Affiliates: (i) that are caused by [***]; (ii) incurred

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with respect to or allocable to [***]; or (iii) that are subject to [***], respectively, that would otherwise be [***], then Juno Co-Co Product Administration Liabilities incurred by Juno or Celgene in connection with [***] will not be included in the calculation of Operating Profit or Loss).

8.6 LIMITATION OF LIABILITY. EXCEPT (A) FOR A BREACH OF [***] OR (B) FOR CLAIMS THAT ARE SUBJECT TO INDEMNIFICATION UNDER THIS ARTICLE 8 OR (C) FOR DAMAGES DUE TO THE [***] OF THE LIABLE PARTY, NEITHER JUNO NOR CELGENE, NOR ANY OF THEIR RESPECTIVE AFFILIATES WILL BE LIABLE TO THE OTHER PARTY TO THIS JUNO LEAD CO-CO AGREEMENT OR ITS AFFILIATES FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE OR EXEMPLARY DAMAGES OR LOST PROFITS OR LOST DATA, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

ARTICLE 9

JUNO CO-CO TERM AND TERMINATION

9.1 Juno Co-Co Term; Expiration.

9.1.1 This Juno Lead Co-Co Agreement shall become effective on the Juno Lead Co-Co Agreement Effective Date and, unless earlier terminated pursuant to this Article 9, shall remain in effect until the Parties [***] Develop and Commercialize all Juno Program Co-Co Development Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products (the “Juno Co-Co Term”).

9.2 Termination Without Cause.

9.2.1 Termination by Celgene for Convenience. At any time during the Juno Co-Co Term, Celgene shall have the right, at its sole discretion, to terminate this Juno Lead Co-Co Agreement in its entirety, upon [***] prior written notice to Juno hereunder; it being understood and agreed that Celgene shall be entitled to terminate upon [***] written notice at any time it reasonably determines that such termination is necessary to comply with any Antitrust Law.

9.2.2 Termination by Celgene for [***]. Celgene shall have the right to terminate this Juno Lead Co-Co Agreement immediately on a Juno Program Co-Co Candidate-by-Juno Program Co-Co Candidate basis upon written notice to Juno based on [***]. Upon such termination for [***], subject to the terms and conditions of this Juno Lead Co-Co Agreement, Celgene shall be responsible, at its expense, for the wind-down, if any, of any Development of the applicable Juno Program Co-Co Candidate, and corresponding Juno Program Co-Co Product (including any Clinical Trials for the applicable Juno Program Co-Co Candidate or Juno Program Co-Co Product being conducted by or on behalf of Celgene) and any

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Commercialization Activities for the applicable Juno Program Co-Co Candidate or Juno Program Co-Co Product for which it is the Juno Co-Co Lead Party or for which it is performing other Development and/or Commercialization Activities. Such termination shall become effective upon the date that the Parties agree in writing that such wind-down is complete. Upon such termination for [***], all licenses granted by Juno to Celgene under this Juno Lead Co-Co Agreement shall terminate solely with respect to the applicable Juno Program Co-Co Candidate or Juno Program Co-Co Product. For purposes of this Juno Lead Co-Co Agreement, “[***]” means that [***], determines that Development of Juno Program Co-Co Candidates and/or Juno Program Co-Co Products should be discontinued because the medical risk/benefit of such Juno Program Co-Co Candidates or Juno Program Co-Co Products is sufficiently unfavorable as to be incompatible with the welfare of patients to Develop or Commercialize or to continue to Develop or Commercialize it. If this Juno Lead Co-Co Agreement is terminated pursuant to this Section 9.2.2, then subject to applicable data privacy laws, and on Juno’s request, Celgene shall provide Juno with [***], to the extent not previously provided to Juno, solely for the purposes of [***]. Upon Juno’s [***], Section 9.8 shall apply except for Section 9.8.2(c) and 9.8.2(h).

9.3 Termination for Breach.

9.3.1 Termination by Either Party for Breach.

(a) Subject to certain variations set forth in Section 10.3.2 with respect to a material breach by either Party of its obligation to use Commercially Reasonable Efforts pursuant to Section 2.2.2, this Juno Lead Co-Co Agreement and the rights granted herein may be terminated by either Party for the material breach by the other Party of this Juno Lead Co-Co Agreement, that, in the aggregate, frustrates the fundamental purpose of this Juno Lead Co-Co Agreement, provided, that the breaching Party has not cured such breach within [***] (or [***], in the case of the breaching Party’s payment obligations under this Juno Lead Co-Co Agreement, or the time period provided in Section 9.3.2 with respect to a material breach by a Party of its obligation to use Commercially Reasonable Efforts) (the “Cure Period”) after the date of written notice to the breaching Party of such breach, which notice shall describe such breach in reasonable detail and shall state the non-breaching Party’s intention to terminate this Juno Lead Co-Co Agreement pursuant to this Section 9.3.1. Notwithstanding the preceding sentence, the Cure Period for any allegation made in good faith as to a material breach under this Juno Lead Co-Co Agreement will run from [***]; and

(b) Any such termination of this Juno Lead Co-Co Agreement under this Section 9.3.1 shall become effective at the end of the Cure Period, unless the breaching Party has cured any such breach or default prior to the expiration of such Cure Period, or, if such breach is not susceptible to cure within the Cure Period, then, the non-breaching Party’s right of termination shall be [***]. The Parties understand and agree that [***] for purposes of determining [***].

9.3.2 Additional Procedures for Termination by a Party for Failure of the other Party to Use Commercially Reasonable Efforts. If either Party wishes to exercise its right to terminate this Juno Lead Co-Co Agreement pursuant to Section 9.3.1 for the other Party’s

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material breach of its obligations to use Commercially Reasonable Efforts as set forth in Section 2.2.2, it shall provide to such other Party a written notice of its intent to exercise such right, which notice shall be labelled as a “notice of material breach for failure to use Commercially Reasonable Efforts,” and shall state the reasons and justification for such termination and [***]. For any such notice of breach given by a Party, the Cure Period shall be [***], and shall become effective in accordance with Section 9.3.1.

9.3.3 Disagreement as to Material Breach. If the Parties reasonably and in good faith disagree as to whether there has been a material breach pursuant to Section 9.3.1, the Party that disputes that there has been a material breach may contest the allegation by referring such matter, within [***] following such notice of alleged material breach for resolution to the Executive Officers, who shall meet promptly to discuss the matter, and determine, within [***] following referral of such matter, whether or not a material breach has occurred pursuant to Section 9.3.1. If the Executive Officers are unable to resolve a dispute within such [***] period after it is referred to them, the matter will be resolved as provided in Section 12.7 of the Master Collaboration Agreement.

9.4 Termination for Patent Challenges.

9.4.1 Termination by Celgene for Patent Challenge. Celgene shall have the right to terminate this Juno Lead Co-Co Agreement upon written notice if Juno or any of its Affiliates (as defined in Section 1.2(a) of the Master Collaboration Agreement) challenges the validity, scope or enforceability, or otherwise opposes any Patent included in the [***] that is licensed to Juno under this Juno Lead Co-Co Agreement (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order); it being understood and agreed that Celgene’s right to terminate this Juno Lead Co-Co Agreement under this Section 9.4 shall not apply to any Affiliate of Juno (as defined in Section 1.2(a) of the Master Collaboration Agreement) that first becomes such an Affiliate as a result of or after the effective date of a Business Combination involving Juno, where such new Affiliate was undertaking any of the activities described in the foregoing clause prior to such Business Combination; provided that Celgene’s right to terminate this Juno Lead Co-Co Agreement under this Section 9.4 shall apply to such new Affiliate if Juno is the acquiror in such Business Combination and such new Affiliate does not terminate or otherwise cease such challenge or opposition within [***] after the effective date of such Business Combination. If a Sublicensee of Juno challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the [***] under which such Sublicensee is sublicensed, then Juno shall, [***] from Celgene, terminate such sublicense. For the avoidance of doubt, an action by Juno or any Affiliate (as defined in Section 1.2(a) of the Master Collaboration Agreement) in accordance with Article 7 of the Master Collaboration Agreement to amend claims within a pending patent application of Celgene during the course of Juno’s Prosecution and Maintenance of such pending patent application or in defense of a Third Party proceeding, or to make a negative determination of patentability of claims of a patent application of Celgene or to abandon a patent application of Celgene during the course of Juno’s Prosecution and Maintenance of such pending patent application, shall not constitute a challenge under this Section 9.4.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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9.4.2 Termination by Juno for Patent Challenge. Juno shall have the right to terminate this Juno Lead Co-Co Agreement upon written notice if Celgene or any of its Affiliates (as defined in Section 1.2(a) of the Master Collaboration Agreement) challenges the validity, scope or enforceability, or otherwise opposes any Patent included in the [***] that is licensed to Celgene under this Juno Lead Co-Co Agreement (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order); it being understood and agreed that Juno’s right to terminate this Juno Lead Co-Co Agreement under this Section 9.4 shall not apply to any Affiliate of Celgene (as defined in Section 1.2(a) of the Master Collaboration Agreement) that first becomes such an Affiliate as a result of or after the effective date of a Business Combination involving Celgene, where such new Affiliate was undertaking any of the activities described in the foregoing clause prior to such Business Combination; provided that Juno’s right to terminate this Juno Lead Co-Co Agreement under this Section 9.4 shall apply to such new Affiliate if Celgene is the acquiror in such Business Combination and such new Affiliate does not terminate or otherwise cease such challenge or opposition within [***] after the effective date of such Business Combination. If a Sublicensee of Celgene challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the Juno Program Co-Co IP [***] under which such Sublicensee is sublicensed, then Celgene shall, [***], terminate such sublicense. For the avoidance of doubt, an action by Celgene or any of its Affiliates (as defined in Section 1.2(a) of the Master Collaboration Agreement) in accordance with Article 7 of the Master Collaboration Agreement to amend claims within a pending patent application of Juno during the course of Celgene’s Prosecution and Maintenance of such pending patent application or in defense of a Third Party proceeding, or to make a negative determination of patentability of claims of a patent application of Juno or to abandon a patent application of Juno during the course of Celgene’s Prosecution and Maintenance of such pending patent application, shall not constitute a challenge under this Section 9.4.

9.5 Termination for Bankruptcy. If either Party makes a general assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not dismissed, discharged, bonded or stayed within ninety (90) days after the filing thereof, the other Party may terminate this Juno Lead Co-Co Agreement in its entirety, effective immediately upon written notice to such Party. In connection therewith, the provisions of Section 6.1.6 shall apply.

9.6 Termination for Breach of Standstill. Juno may terminate this Juno Lead Co-Co Agreement immediately upon written notice to Celgene, in the event that Juno exercises its right to terminate this Juno Lead Co-Co Agreement under Section 2.2 of the Voting and Standstill Agreement resulting in the termination of the Voting and Standstill Agreement (as defined in the Master Collaboration Agreement).

9.7 Effects of Expiration or Termination.

9.7.1 Termination by Celgene Pursuant to Section 9.2, or by Juno Pursuant to Section 9.3, 9.4, 9.5 or 9.6. In the event this Juno Lead Co-Co Agreement is terminated by

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Celgene pursuant to Section 9.2 or by Juno pursuant to Section 9.3, 9.4, 9.5 or 9.6, then notwithstanding anything contained in this Juno Lead Co-Co Agreement to the contrary, upon the effective date of such termination:

(a) Juno Co-Co Termination. All licenses granted to Celgene under this Juno Lead Co-Co Agreement shall terminate in their entirety, Celgene shall cease any and all Development, and Commercialization Activities with respect to all terminated Juno Program Co-Co Candidates, Juno Program Co-Co Products and Juno Program Co-Co Diagnostic Products, and all rights in such terminated Juno Program Co-Co Candidates, Juno Program Co-Co Product and Juno Program Co-Co Diagnostic Products granted by Juno to Celgene shall revert to Juno pursuant to Section 9.8;

(b) Return of Confidential Information. Each Party shall return or destroy all Confidential Information of the other Party pursuant to Article 8 of the Master Collaboration Agreement, unless such information is practiced by the receiving Party pursuant to licenses retained after any such termination under this Juno Lead Co-Co Agreement, another Development & Commercialization Agreement or the Master Collaboration Agreement; and

(c) Survival of License. The license granted to Juno in Section 6.1.2 shall automatically convert to the applicable license set forth in Section 9.8.

(d) Ongoing Activities. If [***] had exercised its right to participate in Commercialization Activities in the [***] Territory pursuant to Section 3.1.2, and if [***] the termination of this Juno Lead Co-Co Agreement becomes effective, [***] will have the right [***]. [***] shall exercise the foregoing right by providing written notice to [***] thereof prior to the date that is [***] after the effective date of such termination, stating that [***]. Celgene shall [***].

9.7.2 Termination by Celgene Pursuant to Sections 9.3, 9.4 or 9.5. In the event this Juno Lead Co-Co Agreement is terminated by Celgene pursuant to Sections 9.3, 9.4 or 9.5, then (a) subject to Section 9.10, all rights and obligations of the Parties under this Juno Lead Co-Co Agreement shall terminate, except that Section 9.8 shall apply following the effective date of such termination, and (b) each Party shall return or destroy any Confidential Information of the other Party pursuant to Article 8 of the Master Collaboration Agreement that is not necessary to practice any licenses and other rights retained by such Party following such termination under this Juno Lead Co-Co Agreement, another Development & Commercialization Agreement or the Master Collaboration Agreement.

9.8 Juno Program Co-Co Reversion Products.

9.8.1 Reversion. If this Juno Lead Co-Co Agreement terminates for any reason, then all Juno Program Co-Co Candidates, Juno Program Co-Co Products and/or Juno Program Co-Co Diagnostic Products shall be deemed “Juno Program Co-Co Reversion Products”. Subject to the remainder of this Section 9.8.1, Celgene shall grant and hereby grants to Juno a non-exclusive, royalty-free, non-assignable (except as provided in Section 10.4) license, with the right to grant sublicenses [***], under [***] (a) [***], (b) [***], and (c) [***], in each case of (a) through (c), [***] Research, Develop, Manufacture, use, import, offer for sale, sell, and Commercialize Juno Program Co-Co Reversion Products in the Territory in the Field, and (d) [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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9.8.2 Effects of Reversion. With respect to each Juno Program Co-Co Candidate, Juno Program Co-Co Product and Juno Program Co-Co Diagnostic Product that becomes a Juno Program Co-Co Reversion Product:

(a) Celgene shall return to Juno [***], at no cost to Juno, all Know-How within the Juno Program Co-Co IP transferred by Juno to Celgene with respect to each such Juno Program Co-Co Reversion Product;

(b) Except to the extent not permitted pursuant to any agreements between Celgene and a Third Party, Celgene shall provide to Juno, [***], at Juno’s request, subject to Juno’s [***] pertaining to the applicable Juno Program Co-Co Reversion Products [***] such Juno Program Co-Co Reversion Products, including copies of (i) [***] Juno Program Co-Co Reversion Products, and (ii) materials and documents relating to [***] Juno Program Co-Co Reversion Products throughout the ROW Territory and/or the North America Territory (if applicable). For clarity, Juno shall have the right to use the foregoing [***] information, materials and data [***] of Juno Program Co-Co Reversion Products;

(c) Celgene shall provide [***] with Juno Program Co-Co Reversion Products in the ROW Territory prior to reversion of such Juno Program Co-Co Reversion Products to Juno, at Juno’s request [***];

(d) Celgene shall transfer within a reasonable time to Juno, at Juno’s request and at Juno’s expense, any and all Regulatory Filings pertaining to the applicable Juno Program Co-Co Reversion Products in the ROW Territory in its possession or Control;

(e) with respect to any Juno Program Co-Co Candidate or Juno Program Co-Co Product that becomes an Juno Program Co-Co Reversion Product as a result of termination of this Juno Lead Co-Co Agreement at a time during which Celgene is conducting a Clinical Trial for such Juno Program Co-Co Candidate or Juno Program Co-Co Product, Celgene will, as directed by Juno, [***], if such termination is pursuant to Sections 9.3, 9.4, 9.5 or 9.6 (in each case by Juno), and otherwise [***];

(f) Celgene shall otherwise cooperate reasonably with Juno to provide a transfer of the materials described in Sections 9.8.2(a) through (e), such transfer to be completed within [***] after the Parties have identified the Know-How and Regulatory Filings to be transferred;

(g) As and to the extent a Third Party is manufacturing such Juno Program Co-Co Reversion Product for Celgene, or for supply to Juno by Celgene, Celgene shall [***], to assist in [***]. If, at any time during the Juno Co-Co Term, Celgene or an Affiliate of Celgene begins manufacturing any Juno Program Co-Co Candidate or Juno Program Co-Co Product, the Parties shall [***] of such Juno Program Co-Co Candidate or Juno Program Co-Co Product from Celgene or such Affiliate to Juno or Juno’s designee in the event such Juno

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Program Co-Co Candidate or Juno Program Co-Co Product becomes a Juno Program Co-Co Reversion Product, which shall include [***]. Additionally, upon any Juno Program Co-Co Candidate or Juno Program Co-Co Product becoming a Juno Program Co-Co Reversion Product, at Juno’s request, Celgene shall [***], for a price equal to [***];

(h) To the extent that Celgene owns any trademark(s) and/or domain names that [***] a Juno Program Co-Co Reversion Product that [***] for the Commercialization of a Juno Program Co-Co Reversion Product (as [***], but not including any marks that include, in whole or part, any corporate name or logo of Celgene), Juno shall have the right to [***]. Juno shall exercise such right by written notice to Celgene within [***] after such Juno Program Co-Co Candidate, Juno Program Co-Co Product or Juno Program Co-Co Diagnostic Product becomes a Juno Program Co-Co Reversion Product. The Parties shall [***] to Juno for up to [***] after Celgene receives any such written notice from Juno; and

(i) If Celgene has obtained a Third Party License with respect to such Juno Program Co-Co Reversion Product and Juno is a sublicensee under such Third Party License, then [***] such Third Party License to the extent due with respect to the [***].

9.9 Survival of Sublicensees. Juno’s right to grant sublicenses under the licenses granted in Section 9.8 shall survive any termination of this Juno Lead Co-Co Agreement. With the exception of the foregoing, termination of this Juno Lead Co-Co Agreement shall be construed as a termination of any sublicense granted by either Party to any Sublicensee hereunder, provided however that such Sublicensee shall have the right to request that such Party grants to such Sublicensee a direct license, and such Party [***].

9.10 Surviving Provisions.

9.10.1 Accrued Rights; Remedies. Termination, relinquishment or expiration of this Juno Lead Co-Co Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination, relinquishment or expiration, including the payment obligations under Article 5 hereof, and any and all damages or remedies (whether in law or in equity) arising from any breach hereunder. Such termination, relinquishment or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination of this Juno Lead Co-Co Agreement. Except as otherwise expressly set forth in this Juno Lead Co-Co Agreement, the termination provisions of this Article 9 are in addition to any other relief and remedies available to either Party under this Juno Lead Co-Co Agreement and at applicable Law.

9.10.2 Survival. Notwithstanding any provision herein to the contrary, any rights or obligations otherwise accrued hereunder (including any accrued payment obligations) shall survive the expiration or termination of this Juno Lead Co-Co Agreement. Further, the rights and obligations of the Parties set forth in the following Sections, Articles and Exhibits shall survive the expiration or termination of this Juno Lead Co-Co Agreement, in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this Juno Lead Co-Co Agreement: Sections (a) 2.3.3(b), 2.3.7(b), 2.5 (as to activities conducted during the Juno Co-Co Term and activities conducted thereafter to the extent applicable to Juno’s

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

50

retained rights and licenses pursuant to Section 9.8), 2.6.1 (as to Juno Program Co-Co Materials transferred during the Juno Co-Co Term), 2.6.2 (to the extent that the Juno Co-Co Materials Receiving Party retains a license to use such Juno Co-Co Materials following termination), 2.6.3 (as to Juno Co-Co Materials transferred during the Juno Co-Co Term), 2.7, 5.4.3 (as to activities conducted during the Juno Co-Co Term), 6.1.3 (to the extent applicable), 6.1.4, 6.1.5, 6.1.6, 6.2, 6.5 (to the extent Juno retains rights and licenses [***], and except that Section 6.5.10 shall apply only if [***], 6.7, 6.8, 6.9 (last sentence, to the extent [***] license after termination), Article 7 (to the extent applicable to claims arising [***] exercise of its rights and licenses [***]), Article 8 (to the extent applicable to claims arising [***] of provisions that are deemed to survive pursuant to this Juno Lead Co-Co Agreement or to the extent a Party [***] from the other Party to Develop, Manufacture or Commercialize Juno Program Co-Co Candidates, Juno Program Co-Co Products or Juno Program Co-Co Diagnostic Products after such termination), Sections 9.7, 9.8, 9.9, 9.10, 9.11, Article 10 and Exhibit A, Exhibit B, Exhibit D (to the extent applicable to activities conducted [***]) and Exhibit H (to the extent applicable to activities conducted [***]); provided that such survival shall be limited to any specific time periods set forth in such Articles and Sections.

9.11 Relationship to Other Agreements. Termination of this Juno Lead Co-Co Agreement shall not affect in any way the terms or provisions of the Master Collaboration Agreement, any other then-existing executed Development & Commercialization Agreement or the Equity Purchase Agreement.

ARTICLE 10

MISCELLANEOUS

10.1 Confidentiality; Publicity.

10.1.1 Confidentiality. The confidentiality, non-disclosure and non-use obligations set forth in Article 8 of the Master Collaboration Agreement, including each Party’s rights and obligations with respect to publicity and publications set forth in Sections 8.6 and 8.7 of the Master Collaboration Agreement, shall apply to the Parties’ performance of all activities under this Juno Lead Co-Co Agreement.

10.1.2 Press Release. Upon or following the Juno Lead Co-Co Agreement Effective Date, the Parties may issue the form of press release agreed by the Parties pursuant to Section 8.6 of the Master Collaboration Agreement and attached hereto as Exhibit G. In all other cases, the issuance of any press release or other public statement by either Party or their respective Affiliates disclosing any information relating to this Juno Lead Co-Co Agreement, the activities hereunder, or the transactions contemplated hereby shall be subject to Section 8.6 of the Master Collaboration Agreement.

10.2 Disclaimer of Warranties. Except as otherwise expressly set forth in this Juno Lead Co-Co Agreement or the Master Collaboration Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY THAT ANY PATENTS ARE VALID OR ENFORCEABLE, AND EXPRESSLY DISCLAIMS ALL IMPLIED

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

51

WARRANTIES, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. Without limiting the generality of the foregoing, each Party disclaims any warranties with regards to: (a) the success of any study or test, including the Juno Co-Co Program, commenced under this Juno Lead Co-Co Agreement; (b) the safety or usefulness for any purpose of the technology or materials, including any Juno Program Co-Co Candidate, Juno Program Co-Co Product or Juno Program Co-Co Diagnostic Product, it provides or discovers under this Juno Lead Co-Co Agreement; or (c) the validity, enforceability, or non-infringement of any intellectual property rights or technology it provides or licenses to the other Party under this Juno Lead Co-Co Agreement.

10.3 Applicability of Terms of Master Collaboration Agreement. In addition to those provisions of the Master Collaboration Agreement that are expressly stated in this Juno Lead Co-Co Agreement to apply to the Parties activities hereunder, Sections 12.1, 12.2, 12.3, 12.5, 12.6, 12.7, 12.8, 12.9 (with respect to the Parties ability to bind one another and with respect to third party beneficiaries), 12.11, 12.12, 12.13, 12.14 and 12.15 of the Master Collaboration Agreement shall apply in full to the Party’s performance of all activities under this Juno Lead Co-Co Agreement. References to “Agreement” in such sections shall refer to this Juno Lead Co-Co Agreement.

10.4 Assignment.

10.4.1 Generally. This Juno Lead Co-Co Agreement may not be assigned by any Party, nor may any Party delegate its obligations or otherwise transfer licenses or other rights created by this Juno Lead Co-Co Agreement, except as expressly permitted hereunder without the prior written consent of the other Party, which consent will not be unreasonably withheld, delayed or conditioned.

10.4.2 Celgene. Notwithstanding the limitations in Section 10.4.1, Celgene Corp. and Celgene RIVOT may assign this Juno Lead Co-Co Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates solely as provided in this Section 10.4.2 or (b) its successor in interest in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Juno Lead Co-Co Agreement; provided however that, except in the case where Celgene Corp., or Celgene RIVOT, as applicable, [***], (i) Celgene Corp. or Celgene RIVOT, as applicable, provides Juno with at least [***] advance written notice of any such assignment(s), (ii) prior to such assignment(s), Celgene Corp. or Celgene RIVOT, as applicable, agrees in a written agreement delivered to Juno (and upon which Juno may rely) to remain fully liable for the performance of its obligations under this Juno Lead Co-Co Agreement by its assignee(s), and (iii) prior to such assignment(s), the assignee(s) agree in a written agreement delivered to Juno (and upon which Juno may rely) to assume performance of all such assigned obligations. If Celgene Corp. or Celgene RIVOT, as applicable, wishes to assign [***], it will be permitted to do so conditioned on such [***].

10.4.3 Juno. Notwithstanding the limitations in Section 10.4.1, Juno may assign

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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this Juno Lead Co-Co Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates solely as provided in this Section 10.4.3 or (b) its successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Juno Lead Co-Co Agreement; provided however that, except in the case where Juno [***], (i) Juno provides Celgene with at least [***] advance written notice of any such assignment(s), (ii) prior to such assignment(s), Juno agrees in a written agreement delivered to Celgene (and upon which Celgene may rely) to remain fully liable for the performance of its obligations under this Juno Lead Co-Co Agreement by its assignee(s), and (iii) prior to such assignment(s), the assignee(s) agree in a written agreement delivered to Celgene (and upon which Celgene may rely) to assume performance of all such assigned obligations, (iv) in the case of any assignment(s) by Juno, all [***], and (v) all of the matters referred to in clauses (i), (ii), (iii) and (iv), as applicable, will be set forth in documentation [***] prior to any such assignment(s) [***] and in all cases will provide [***]. If Juno wishes to assign [***], it will be permitted to do so conditioned on [***].

10.4.4 All Other Assignments Null and Void. The terms of this Juno Lead Co-Co Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators and permitted assigns of the Parties. Any purported assignment in violation of this Section 10.4 will be null and void ab initio.

10.4.5 Business Combinations. Notwithstanding anything to the contrary in this Juno Lead Co-Co Agreement, with respect to any intellectual property rights controlled by the acquiring party or its Affiliates (if other than one of the Parties to this Juno Lead Co-Co Agreement) involved in any Business Combination of either Party, such intellectual property rights shall not be included in the technology and intellectual property rights licensed to the other Party hereunder to the extent held by such acquirer or its Affiliate (other than the relevant Party to this Juno Lead Co-Co Agreement) prior to such transaction, or to the extent such technology is developed outside the scope of activities conducted with respect to the Collaboration, Juno Co-Co Program, Juno Program Co-Co Candidates, Juno Program Co-Co Products or related Juno Program Co-Co Diagnostic Products. The Juno Program Co-Co IP and the [***] shall exclude any intellectual property [***] by a permitted assignee or successor and not developed in connection with the Collaboration, Juno Co-Co Program, Juno Program Co-Co Candidates, or Juno Program Co-Co Products, or related Juno Program Co-Co Diagnostic Products, researched, Developed or Commercialized pursuant to this Juno Lead Co-Co Agreement, any other Development & Commercialization Agreement or the Master Collaboration Agreement.

10.5 Entire Agreement. This Juno Lead Co-Co Agreement, together with the attached Exhibits and Schedules, and the Master Collaboration Agreement, including its Exhibits and Schedules, contains the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior express or implied agreements, understandings and representations, either oral or written, which may have related to the subject matter hereof in any way, and any and all term sheets relating to the transactions contemplated by this Juno Lead Co-Co Agreement and exchanged between the Parties prior to the Juno Lead Co-Co Agreement Effective Date.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[Signature Page Follows]

54

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this JUNO LEAD CO-CO AGREEMENT to be executed by their respective duly authorized officers as of the Juno Lead Co-Co Agreement Effective Date.

JUNO THERAPEUTICS, INC.	CELGENE CORPORATION

By:	By:

Name:	Name:

Title:	Title:

CELGENE RIVOT LTD.

By:

Name:

Title:

[Signature page to Juno Lead Co-Co Agreement]

EXHIBIT A

Juno Co-Co Program

The Juno Co-Co Program that is the subject of this Juno Lead Co-Co Agreement is:

☐ the [            ] Program,

which is a

☐ a Celgene Co-Promote Program;

☐ an Eligible BD Program;

☐ an [***] BD Program;

☐ an [***] Program; or

☐ a [***] BD Program for which [***] was the BD Acquiring Party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A - 1

EXHIBIT B

Juno Program Co-Co Target, Juno Program Co-Co Candidates and [***]

For the Juno Co-Co Program that is:

☐ the [            ] Program, then:

A.	the “Juno Program Co-Co Target” is: [ ];

B.	the “Juno Program Co-Co Candidates” are: (i) each [***] Agent that is within the [***] for the Juno Program Co-Co Target and is [***], and that is [***] either Party or any of its Affiliates prior to or after the Juno Lead Co-Co Agreement Effective Date [***]. For clarity, and as set forth in Section 1.109 of the Master Collaboration Agreement, Juno Program Co-Co Candidates also include [***]; and

C.	the [***] are: [***]

☐ For clarity, for each of the foregoing Juno Co-Co Programs, in no event shall any Target of an Excluded Program be a Juno Program Co-Co Target.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B - 1

EXHIBIT C

Co-Co Upfront Payments

In consideration for the rights and licenses granted to Celgene (or to Juno with respect to any [***] BD Program for which [***] is the BD Acquiring Party) under this Juno Lead Co-Co Agreement with respect to the Juno Co-Co Program:

1. Option Exercise and Designation Payments.

(a) If the Parties have entered into this Juno Lead Co-Co Agreement as a result of Celgene’s delivery of a BD Option Exercise Notice for an Eligible BD Program [***], Celgene shall, within [***] after delivery to Juno of the BD Option Exercise Notice for such Eligible BD Program, pay to Juno [***]. Additionally, if [***].

(b) If the Parties have (i) entered into this Juno Lead Co-Co Agreement as a result of Celgene’s exercise of the Celgene Co-Promote Right for a Juno Program or an [***] Program at the same time as Celgene delivered a Celgene Option Exercise Notice or an [***] Exercise Notice, for such Juno Program or an [***] Program, each as applicable, (ii) the Parties [***], and (iii) Celgene has elected to [***], then Celgene shall, within [***] following the delivery of such Celgene Option Exercise Notice, pay to Juno [***], as applicable

(c) If the Parties have entered into this Juno Lead Co-Co Agreement as a result of Celgene’s exercise of the Celgene Co-Promote Right [***], then [***].

(d) If the Parties have (i) entered into this Juno Lead Co-Co Agreement as a result of Celgene’s exercise of the Celgene Co-Promote Right [***], (ii) the Parties [***], and (iii) Celgene has elected [***].

(e) If the Parties have entered into this Juno Lead Co-Co Agreement with respect to an [***] BD Program for which Celgene has delivered an [***] Option Exercise Notice pursuant to Section 3.1.5 of the Master Collaboration Agreement, Celgene shall, within [***] after delivery to Juno of the [***] Option Exercise Notice for such [***] BD Program, pay to Juno the [***] Opt-In Payment [***]. Additionally, if [***].

(f) If the Parties have entered into this Juno Lead Co-Co Agreement as a result of Juno’s delivery of a BD Option Exercise Notice for [***] BD Program for which [***], Juno shall, within [***] after delivery to Celgene of the BD Option Exercise Notice for such [***] BD Program, pay to [***]. Additionally, if [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C - 1

EXHIBIT D

Profit & Loss Share

This Exhibit D to this Juno Lead Co-Co Agreement covers financial planning, accounting policies and procedures to be followed in determining the Profit & Loss Share. The Profit & Loss Share is not a legal entity and has been defined for identification purposes only.

1. Principles of Reporting.

(a) The presentation of results of operation of the Parties with respect to Juno Program Co-Co Products in the Territory will be based on each Party’s respective financial information presented separately and on a consolidated basis in the reporting format depicted as follows with respect to all countries within Territory, for calculating Profit & Loss Share for Juno Program Co-Co Products for Celgene Territory Administration and Juno Territory Administration:

	Juno	Celgene
Total
[***]
[***]
[***]
[***]
[***]
[***]

(b) It is the intention of the Parties to interpret definitions to be consistent with this Exhibit D and Accounting Principles, it being understood and agreed that (i) “Operating Profits or Losses” shall be calculated in accordance with [***], and (ii) [***]. For clarity, Juno is the Lead Party with respect to Development and Commercialization of Co-Co Products for Juno Territory Administration and Celgene is the Lead Party with respect to Development and Commercialization of Co-Co Products for Celgene Territory Administration. Where such costs will be determined based on [***], each Party agrees to provide reasonable supporting documentation, as may be requested by the other Party, to ensure that each Party’s methodologies are reasonable and consistently applied. To the extent that such costs are not readily determinable [***], the JCC will develop a reasonable methodology for determining such costs. Reasonable methodologies may include a standard rate or some other appropriate basis for allocating costs.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D - 1

(c) If necessary, a Party will make the appropriate adjustments to the financial information it supplies under this Exhibit D to conform to the above format of reporting results of operation.

(d) The Parties agree that all Juno Co-Co Net Sales of Juno Program Co-Co Product for Juno Territory Administration will be booked by Juno, and that all Juno Co-Co Net Sales of Juno Program Co-Co Product for Celgene Territory Administration will be booked by Celgene.

2. Frequency of Reporting.

(a) The fiscal year for the purposes of reporting and other activities undertaken by the Parties pursuant to this Exhibit D will be a Calendar Year. Unless the schedule of such reporting is altered by the JSC, reporting by each Party for revenues and expenses will be as set forth in this Paragraph 2 of this Exhibit D.

(b) The Lead Party will prepare, for sales of Juno Program Co-Co Product booked by such Lead Party, a consolidated reporting of the activities undertaken by the Parties hereunder (including Operating Profit or Loss), the calculation of the Operating Profit or Loss sharing, and determination of the cash settlement as between the Parties. The Lead Party will provide the non-Lead Party within [***] after the end of each Calendar Quarter, a detailed statement showing the consolidated results and calculations of the Operating Profit or Loss sharing and cash settlement required in a format agreed to by the Parties (the “Report”). The non-Lead Party will cooperate as appropriate and provide the Lead Party booking sales of Juno Program Co-Co Product with financial statements, within [***] of the end of each Calendar Quarter, for the non-Lead Party’s activities with respect to Juno Program Co-Co Product, prepared in accordance with the terms contained in the financial planning, accounting and reporting procedures set forth in this Exhibit D in order for the Lead Party to prepare the consolidated reports, including in reasonable detail the following costs and expenses incurred by the non-Lead Party in such Calendar Quarter: [***].

(c) On a [***] basis, the Lead Party will supply the other with an estimate of Juno Co-Co Net Sales during the prior month of such Juno Program Co-Co Product for Juno Territory Administration (in the case of Juno), and for Celgene Territory Administration (in the case of Celgene), [***] (using the conversion method set forth in this Juno Lead Co-Co Agreement) according to such Party’s sales reporting system, which will be [***]. The Lead Party shall also provide to the other Party information regarding [***]. Each such report will be provided [***] after the last day of the [***] in question, and will separately provide monthly and year-to-date cumulative figures. The Lead Party will provide to the other Party, [***], an updated report for the [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D - 2

3. Financial Records. With respect to all financial records and reports required by this Exhibit D, each Party to the extent applicable hereunder will keep financial records in accordance with its Accounting Principles. All cost reporting will be based on the appropriate costs definitions stated in Paragraph 7 of this Exhibit D or elsewhere in this Juno Lead Co-Co Agreement, and each Party will report costs in a manner consistent with a mutually agreed standard.

4. Operating Profits and Loss Sharing.

(a) The Parties agree to share equally (which, for clarity, shall mean that Juno shall bear (and be entitled to) [***], and Celgene will bear (and be entitled to) [***] of the Operating Profit or Loss with respect to Juno Program Co-Co Product as set forth in Section 5.2 of this Juno Lead Co-Co Agreement.

(b) The Lead Party shall either invoice the non-Lead Party, or pay to the non-Lead Party, at the time the Report is delivered to Juno, an amount such that Juno will be bearing its Profit & Loss Share (as defined in Section 5.2 of this Juno Lead Co-Co Agreement) for the relevant sales of Juno Program Co-Co Product. The non-Lead Party shall make payment in full to the Lead Party of the amount of any such invoice, within [***] after the date of such invoice, if applicable, and the Lead Party shall pay the non-Lead Party within [***] after the Report is delivered to the non-Lead Party, if applicable, an amount such that the non-Lead Party will bear or receive its Profit & Loss Share. Such amounts will be invoiced and paid (whether before or after Regulatory Approval is received) pursuant to this Paragraph 4(b) of this Exhibit D. All payments to be made by either Party hereunder will be made in U.S. Dollars by wire transfer to such bank account as such Party may designate.

(c) In the event any payment is made after the date specified in Paragraph 4(b) of this Exhibit D and provided that such payment is not otherwise subject to good faith dispute, the paying Party will pay the additional amounts or the receiving Party will reimburse such excess payments, with interest from the date originally due as provided in Section 6.4.2 of this Juno Lead Co-Co Agreement.

5. Start of Operations and Effective Accounting Date Termination.

(a) Operation of the Profit & Loss Share will be [***]. Except as otherwise provided herein, costs and expenses incurred prior to such date are [***].

(b) Unless otherwise set forth in this Juno Lead Co-Co Agreement, for reporting and accounting purposes with respect to the Profit & Loss Share, the effective termination date of the Juno Lead Co-Co Agreement with regard to the last detailing year for Juno Program Co-Co Product will be the end of the month in which such termination takes place.

6. Audits. Each Party will keep, and will cause its Affiliates and Sublicensees, as applicable, to keep, accurate books and records of accounting as required under its Accounting Principles for the purpose of calculating all amounts payable by either Party to the other Party under the Profit

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D -3

& Loss Share, including with respect to the calculation of Allowable Expenses, Gross Profit and Juno Co-Co Net Sales of Juno Program Co-Co Product for Juno Territory Administration (in the case of Juno and its Affiliates and Sublicensees) and Celgene Territory Administration (in the case of Celgene, its Affiliates and Sublicensees). Such records shall be retained by each Party or any of its Affiliates or Sublicensees (in such capacity, the “Recording Party”) for a period of no less than [***] after the [***] to which such records relate. At the request of either Party, the other Party will, and, will cause its Affiliates and Sublicensees, as applicable, to, permit the requesting Party and its representatives (including an independent auditor), at reasonable times and upon reasonable notice to the Recording Party, to inspect, review and audit the books and records maintained pursuant to this Paragraph 6 of this Exhibit D. Such examinations may not, unless otherwise required by applicable Law, (a) be conducted for any [***] more than [***] after the end of [***], (b) be conducted more than [***] in any [***] period, or (c) [***]. Except as provided below, the cost of this examination will be borne by the Party that requested the examination, unless the audit reveals a variance of more than [***] from the reported amounts, in which case the audited Party will bear the cost of the audit. Unless disputed as described below, if such audit concludes that additional payments were owed or that excess payments were made during such period, the paying Party will pay the additional amounts or the receiving Party will reimburse such excess payments, with interest from the date originally due as provided in Section 6.4.2 of this Juno Lead Co-Co Agreement, within [***] after the date on which a written report of such audit is delivered to the Parties. In the event of a dispute regarding such books and records, including the amounts owed to a Party under Section 5.2 of this Juno Lead Co-Co Agreement or the calculation of Allowable Expenses, Juno Co-Co Net Sales of Juno Program Co-Co Product or Gross Profit, the Parties will work in good faith to resolve the disagreement. If the Parties are unable to reach a mutually acceptable resolution of any such dispute [***], such dispute will be resolved in accordance with Section 12.7 of the Master Collaboration Agreement. The receiving Party will treat all information subject to review under this Paragraph 6 of this Exhibit D in accordance with the confidentiality provisions of Article 8 of the Master Collaboration Agreement and the Parties will cause any auditor or arbitrator to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating such firm to retain all such financial information in confidence pursuant to a confidentiality agreement.

7. Definitions.

(a) “Allocable Overhead” means the following costs, attributable to the Profit & Loss Share, all of which will be consistent with Accounting Principles in accordance with each Party’s then-current practices and reported in a manner consistent with a standard mutually agreed upon by the Parties:

(i) [***]; and

(ii) [***].

(b) “Allowable Expenses” means the sum of the following costs and expenses incurred during the term the Profit & Loss Share is applicable, as set forth in Paragraph 5 of this

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D - 4

Exhibit D, which will coincide with the Juno Co-Co Term, by the Parties, their Affiliates or Sublicensees, pursuant to the Commercialization, including Manufacturing, of Juno Program Co-Co Products in accordance with this Juno Lead Co-Co Agreement, during the applicable Calendar Quarter or the applicable Calendar Year: [***], in each case that are incurred in accordance with the Co-Co Commercialization Budget, the Juno Co-Co Development Budget and the terms and conditions of this Juno Lead Co-Co Agreement.

(c) “Juno Co-Co Development Costs” means on a Juno Program Co-Co Product-by-Juno Program Co-Co Product basis, the costs actually incurred by the Parties, their Affiliates or Sublicensees, in accordance with the Juno Co-Co Development Budget with respect to those Development activities performed pursuant to the Juno Co-Co Development Plan, from and after the Juno Lead Co-Co Agreement Effective Date. In determining “Juno Co-Co Development Costs” chargeable under this Juno Lead Co-Co Agreement will be calculated using [***].

(d) “Costs of Goods Sold” or “COGS” means the sum of (i) [***], (ii) [***], (iii) [***], and (iv) [***].

(e) “Distribution Costs” means the costs, including [***] to the distribution of a Juno Program Co-Co Product for Celgene Territory Administration (in the case of Celgene), or for Juno Territory Administration (in the case of Juno), in each case for end use by a Party and reported in a manner mutually agreed upon by the Parties, including [***] to the extent not reimbursed by a Third Party.

(f) “Gross Profit” means Juno Co-Co Net Sales of Juno Program Co-Co Product less Cost of Goods Sold for sales of such Juno Program Co-Co Product.

(g) “Manufacturing Costs” means costs to supply [***] (i) supplied by [***], or (ii) manufactured directly by either Party or its Affiliates or Sublicensees; it being understood and agreed that (A) in the case of costs referred to in subsection (i) of this sentence where [***] is the manufacturer, Manufacturing Costs will equal [***] of the amounts invoiced by (1) [***] and (2) [***] engaged by such Party or its Affiliates to provide [***], and (ii) in the case of costs referred to in subsection (ii) of this sentence where either Party or one of its Affiliates or its Sublicensees is the manufacturer, Manufacturing Costs will equal the [***], which manufacturing costs: (x) will include [***] allocable to the applicable Juno Program Co-Co Product, and (y) will be calculated in accordance with its Accounting Principles and the manufacturing party’s [***], and (z) notwithstanding anything to the contrary, will exclude [***]. Overhead included in Manufacturing Costs incurred with respect to activities conducted at the same facility for (i) [***], will each be allocated on a reasonable basis that is mutually agreed upon by the Parties.

(h) “Marketing Costs” means [***] costs incurred by the Parties, their Affiliates or Sublicensees, arising from activities [***] of Juno Program Co-Co Product (i.e., [***] related to the Juno Program Co-Co Product and approved by the JSC, in each case that are incurred in accordance with the Juno Co-Co Commercialization Budget. Such costs will include [***]. Marketing Costs will also include [***]. Marketing Costs will specifically exclude the costs of [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D - 5

(i) “Operating Profits or Losses” means Gross Profit for Juno Program Co-Co Product less the Allowable Expenses. The Parties agree that Operating Profit or Loss will not include costs or expenses of a Party or its Affiliates or Sublicensees that are: (i) [***], or (ii) subject to [***] (and for clarity, if [***] will not be included in the calculation of Operating Profit or Loss).

(j) “Other Operating Income/Expense” means the following items, to the extent incurred with respect to and reasonably related to the Commercialization of Juno Program Co-Co Product with respect to the relevant country(ies) under this Juno Lead Co-Co Agreement:

(i) [***];

(ii) [***];

(iii) [***];

(iv) [***];

(v) [***]; and

(vi) [***]

(k) “Pharmacovigilance Expenses” means those expenses incurred [***].

(l) “Product Recall Expenses” means [***], except to the extent already allocated pursuant to subsection (h).

(m) “Regulatory Expenses” means all costs incurred, with respect to Juno Program Co-Co Product in the relevant country(ies) to [***] during the Juno Co-Co Term and pursuant to this Juno Lead Co-Co Agreement, that are specifically identifiable or reasonably allocable to [***], including without limitation compliance with requirements of such Regulatory Authorities, adverse event recordation and reporting, regulatory affairs activities, and all Product Recall Expenses.

(n) “Sales Costs” means costs, arising from activities expressly set forth in the Juno Co-Co Commercialization Plan or otherwise approved by the JSC or JCC which are [***]. Subject to the foregoing, “Sales Costs” will include [***], consisting of [***], all to the extent such costs are set forth in the Juno Co-Co Commercialization Budget or otherwise approved by the JSC or JCC. “Sales Costs” will include [***]. A mutually agreeable methodology for determining such costs which [***] will be set forth in the Juno Co-Co Commercialization Budget.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D - 6

(o) “Sublicense Revenues” means [***] received by either Party or its Affiliates from a Sublicensee as consideration for the grant of a sublicense under the licenses granted with respect to Juno Program Co-Co Product.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D - 7

EXHIBIT E

Form of Juno Co-Co Material Transfer Agreement

This Juno Co-Co Material Transfer Agreement No.     (the “Juno Co-Co Material Transfer Agreement”) is made as of                      (the “Juno Co-Co Material Transfer Agreement Effective Date”), pursuant to that certain Juno Lead Co-Co Agreement for the [List Program] Program, entered into by Juno Therapeutics, Inc., Celgene Corporation and Celgene Alpine Investment Company II, LLC, with an effective date of [●], 20     (the “[List Program] Program Juno Lead Co-Co Agreement”), by and between:

Transferring Party: [Please identify transferring party]

And

Juno Co-Co Material Receiving Party: [Please identify receiving party]

for the transfer of:

A.	Confidential Information:

[Please identify any Confidential Information other than Juno Co-Co Materials that would be transferred, e.g., assay protocols. If none, state “None.”]

B.	Co-Co Materials:

[Please identify all Co-Co Materials to be transferred by type and name, as well as specifying the amount transferred. If none, state “None.”]

for the following Program(s):

☐	[ ] Program

☐

and for the purpose of:

[Please describe purpose and scope of use of such Confidential Information and/or Co-Co Materials]

The Parties acknowledge and agree that the transfer of Confidential Information and/or Juno Co-Co Materials pursuant to this Juno Co-Co Material Transfer Agreement will be pursuant to and in accordance with the terms and conditions of the Master Collaboration Agreement and this [list Program] Juno Lead Co-Co Agreement. Any capitalized terms used in this Juno Co-Co Material Transfer Agreement that are not defined herein have the meanings ascribed to them in the Master Collaboration Agreement or the [list Program] Juno Lead Co-Co Agreement, as applicable.

[Signature Page Follows]

IN WITNESS WHEREOF, this Juno Co-Co Material Transfer Agreement is entered into as of the Juno Co-Co Material Transfer Agreement Effective Date, and it is accepted and agreed to by the Parties’ authorized representatives.

For the Transferring Party:	For the Co-Co Materials Receiving Party:

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT F

Juno Co-Co Commercialization Opt-In Terms

If (i) Celgene delivers a Celgene Co-Commercialization Notice to Juno pursuant to Section 3.1.2, Celgene shall have the right, and/or (ii) Juno exercises the Commercialization Opt-In Right pursuant to Sections 3.1.3, Juno shall have the right, in each case to participate in the following Commercialization Activities relating to the Commercialization of Juno Program Co-Co Product in the Major EU Market Countries (where Juno exercises the Commercialization Opt-In Right), or the North America Territory (where Celgene delivers a Co-Commercialization Notice to Juno), and in such case the following terms shall apply to the conduct of the Commercialization Activities:

1.1 Commercialization Lead Party Responsibilities. Following the exercise of the Commercialization Opt-In Right by Juno, or the delivery of the Celgene Co-Commercialization Notice by Celgene, the applicable Commercialization Lead Party shall remain responsible for:

(a) the form and content of the Commercialization Plan for Commercialization of Juno Program Co-Co Products for Juno Territory Administration (where Juno is the Commercialization Lead Party) and for Celgene Territory Administration (where Celgene is the Commercialization Lead Party), [***], in accordance with Section 3.1.6, for all activities relating to the Commercialization of Juno Program Co-Co Products;

(b) booking all sales of Juno Program Co-Co Products in the relevant territory;

(c) execution of [***], including [***], and [***];

(d) all market access activities, including [***] in the relevant territory.

1.2 Commercialization Activities. The Party opting-in shall have the right to participate in certain Commercialization Activities relating to the Juno Program Co-Co Products as set forth in Section 3.1.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

F - 1

EXHIBIT G

Form of Press Release

EXHIBIT H

Certain U.S. Federal Income Tax Matters

[***]

[***] Seven pages have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 3.1.7(b)

Minimum Juno and Celgene Sales Representative Qualifications

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 6.1.1

Patents Licensed to Celgene

SCHEDULE 6.1.2

Patents Licensed to Juno

EXHIBIT C

FORM OF CELGENE LEAD CO-CO AGREEMENT

CELGENE LEAD CO-DEVELOPMENT AND CO-COMMERCIALIZATION AGREEMENT

by and among

[                    ]

and

[                             ]

and

[                                     ]

Dated as of [●], [●]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

i

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-ii-

-iii-

LIST OF EXHIBITS

Exhibit A	Celgene Co-Co Program
Exhibit B	Celgene Program Co-Co Target, Celgene Program Co-Co Candidates and [***]
Exhibit C	Designation Payments for Celgene Co-Co Programs
Exhibit D	Profit & Loss Share
Exhibit E	Form of Co-Co Material Transfer Agreement
Exhibit F	Commercialization Opt-In Terms
Exhibit G	Form of Press Release
Exhibit H	Certain U.S. Federal Income Tax Matters

LIST OF SCHEDULES

Schedule 3.1.6(b)	Minimum Sales Representative Qualifications
Schedule 6.1.1	Patents Licensed to Juno
Schedule 6.1.2	Patents Licensed to Celgene

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CELGENE LEAD CO-CO AGREEMENT

This CELGENE LEAD CO-DEVELOPMENT AND CO-COMMERCIALIZATION AGREEMENT (this “Celgene Lead Co-Co Agreement”) is entered into and made effective as of [●], 20     (the “Celgene Lead Co-Co Agreement Effective Date”) by and among Juno Therapeutics, Inc., a Delaware corporation (“Juno”), and Celgene Corporation, a Delaware corporation (“Celgene Corp.”), with respect to all rights and obligations under this Celgene Lead Co-Co Agreement in the United States, and Celgene RIVOT Ltd. (“Celgene RIVOT”), with respect to all rights and obligations under this Celgene Lead Co-Co Agreement outside of the United States, (Celgene RIVOT and Celgene Corp. together, “Celgene”). Juno and Celgene are each referred to herein as a “Party” or, collectively, as the “Parties.”

RECITALS

WHEREAS, Juno, Celgene Corp. and Celgene RIVOT entered into that certain Master Research and Collaboration Agreement, dated as of June 29, 2015 (as amended, the “Master Collaboration Agreement”), pursuant to which Juno has an exclusive option to obtain certain rights to participate in the development and commercialization of Development Candidates and Products arising out of activities conducted pursuant to certain Celgene Programs, [***] Programs and Eligible BD Programs in the North America Territory and upon Juno’s election under certain circumstances, in the Major EU Market Countries (each, as defined in the Master Collaboration Agreement) and to share profits and losses arising from the development and commercialization of such Development Candidates and Products on a worldwide basis;

WHEREAS, pursuant to the terms of the Master Collaboration Agreement, upon exercise by Juno of its Option with respect to a Celgene Program or an [***] Program offered by Celgene, or the exercise by Juno of a BD Option with respect to a [***] BD Program (in each case, as such terms are defined in the Master Collaboration Agreement), the Parties are obligated to enter into a co-development and co-commercialization agreement within a period of time specified in the Master Collaboration Agreement, with respect to such Celgene Program, [***] Program or [***] BD Program, as applicable;

WHEREAS, Juno has delivered an Option Exercise Notice pursuant to Section 3.1.3 or Section 3.1.5 of the Master Collaboration Agreement for the Celgene Program or [***] Program offered by Celgene (as applicable), or a BD Option Exercise Notice for a [***] BD Program pursuant to Section 2.2.1 of the Master Collaboration Agreement, and accordingly, Juno and Celgene are obligated to enter into this Celgene Lead Co-Co Agreement with respect thereto; and

WHEREAS, pursuant to this Celgene Lead Co-Co Agreement, Celgene grants to Juno certain rights to participate in the Development, Manufacture and Commercialization of the Celgene Development Candidates (as defined in the Master Collaboration Agreement) for such Celgene Co-Co Program (the “Celgene Program Co-Co Candidates”), and Co-Co Products (as defined in the Master Collaboration Agreement) for such Celgene Co-Co Program (the “Celgene Program Co-Co Products”) in the North America Territory, and (if Juno elects to opt-in under certain circumstances) in the Major EU Market Countries).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used, but not defined, herein will have the meanings ascribed to them in the Master Collaboration Agreement.

1.1 “Celgene Co-Co Annual Net Sales” means, on a Celgene Program Co-Co Product-by-Celgene Program Co-Co Product and Celgene Program Co-Co Diagnostic Product-by-Celgene Program Co-Co Diagnostic Product basis, total Celgene Co-Co Net Sales by Celgene, its Affiliates and Sublicensees in the Territory of such Celgene Program Co-Co Product or Celgene Program Co-Co Diagnostic Product in a particular [***].

1.2 “Celgene Co-Co Combination Product” means any Celgene Program Co-Co Product comprising a Celgene Program Co-Co Candidate and one or more other active ingredient(s) that is not itself a Celgene Program Co-Co Candidate (such other active ingredients, “Other Actives”). For clarification, the term “Other Active,” when referring to an ingredient included in such Celgene Program Co-Co Product refers to ingredients that are incorporated or included in the Celgene Program Co-Co Product for [***] (whether in the same or different formulations, or dosed separately or together) for the purpose of [***]; the term excludes such ingredients that are present in such a Celgene Program Co-Co Product [***].

1.3 “Celgene Co-Co Commercialization Plan” means the plan that specifies the Parties’ responsibilities for the Commercialization of Celgene Program Co-Co Product in the Territory during a given Calendar Year and the [***] succeeding Calendar Years.

1.4 “Celgene Co-Co Development Budget” means, on a Celgene Program Co-Co Product-by-Celgene Program Co-Co Product basis, the budget for conducting Development of such Celgene Program Co-Co Products (and corresponding Celgene Program Co-Co Candidates) in the Territory, pursuant to the Celgene Co-Co Development Plan, during a given Calendar Year and [***] succeeding Calendar Years, as prepared by Celgene and approved by the JRDC in accordance with Section 2.2.7.

1.5 “Celgene Co-Co Development Plan” means, on a Celgene Program Co-Co Product-by-Celgene Program Co-Co Product basis, the plan for the Development of such Celgene Program Co-Co Product (and corresponding Celgene Program Co-Co Candidates) in the Territory during a given Calendar Year and the [***] succeeding Calendar Years, as prepared by Celgene and approved by the JRDC in accordance with Section 2.2.4.

1.6 “Celgene Co-Co Net Sales” means, with respect to any Celgene Program Co-Co Product or Celgene Program Co-Co Diagnostic Product, the [***] amounts [***] by Celgene, its Affiliates and Sublicensees (each, a “Celgene Co-Co Selling Party”) to Third Party customers for sales of such Celgene Program Co-Co Product or Celgene Program Co-Co Diagnostic

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

Product, less the following deductions [***] in accordance with (as applicable to the Celgene Co-Co Selling Party) the Accounting Principles, for:

(a) [***];

(b) [***];

(c) [***];

(d) [***];

(e) [***]; and

(f) [***].

If non-monetary consideration is received by a Celgene Co-Co Selling Party for any Celgene Program Co-Co Product or Celgene Program Co-Co Diagnostic Product in the relevant country, Celgene Co-Co Net Sales will be calculated based on the [***]. Notwithstanding the foregoing, Celgene Co-Co Net Sales shall not be imputed to transfers of Celgene Program Co-Co Products or Celgene Program Co-Co Diagnostic Product, as applicable, for use in [***].

Celgene Co-Co Net Sales shall be determined on, and only on, the first sale by Celgene or any of its Affiliates or Sublicensees to a non-Sublicensee Third Party.

If a Celgene Program Co-Co Product is sold as part of a Celgene Co-Co Combination Product, Celgene Co-Co Net Sales will be the product of (i) Celgene Co-Co Net Sales of the Celgene Co-Co Combination Product calculated as above (i.e., calculated as for a non-Celgene Co-Co Combination Product) and (ii) the fraction [***], where:

[***]

1.7 “[***]” means, solely for purposes of [***].

1.8 “Celgene Program Co-Co IP” means, with respect to the Celgene Co-Co Program, (a) all Celgene IP Controlled by Celgene and/or its Affiliates as of the Celgene Lead Co-Co Agreement Effective Date or at any time thereafter during the Celgene Co-Co Term that (i) [***] (1) Celgene Program Co-Co Candidates, (2) Celgene Program Co-Co Products and/or (3) Diagnostic Products for such Celgene Program Co-Co Candidates or Celgene Program Co-Co Products (such Diagnostic Products, the “Celgene Program Co-Co Diagnostic Products”) or (ii) [***], including any such [***], and in each case subject to the following sentence. Notwithstanding anything to the contrary in this Section 1.8, Patents included in the Celgene Program Co-Co IP shall not include (A) any Patents to the extent such Patents [***], or (B) any Patents to the extent such Patents [***].

1.9 “Celgene Program Co-Co Product Data” means all relevant data included in the Know-How Controlled by either Party or its Affiliates in relation to the Celgene Program Co-Co Products and/or Celgene Program Co-Co Diagnostic Products for use in the Field that: (a) is

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

in existence at the Celgene Lead Co-Co Agreement Effective Date; or (b) is generated from activities conducted by or on behalf of a Party under the Celgene Co-Co Development Plan or otherwise specifically relates to Celgene Program Co-Co Products and/or Celgene Program Co-Co Diagnostic Products and in each case is [***] for Regulatory Approval, or Regulatory Approvals, for Celgene Program Co-Co Products in the Field and in the Territory.

1.10 “Celgene Co-Co Regulatory-Based Exclusivity” means, on a Celgene Program Co-Co Product-by-Celgene Program Co-Co Product and country-by-country basis, that (a) Celgene or any of its Affiliates or Sublicensees has been granted the exclusive legal right by a Regulatory Authority (or is otherwise entitled to the exclusive legal right by operation of Law) in such country to market and sell the Celgene Program Co-Co Product or the active ingredient comprising such Celgene Program Co-Co Product in such country, or (b) the data and information submitted by Celgene or any of its Affiliates or Sublicensees to the relevant Regulatory Authority in such country for purposes of obtaining Regulatory Approval for such Celgene Program Co-Co Product may not be disclosed, referenced or relied upon in any way by any Person to support the Regulatory Approval or marketing of any product by a Third Party in such country other than (i) Celgene, its Affiliates or Sublicensees, or (ii) solely to the extent permitted in this Celgene Lead Co-Co Agreement, Juno, its Affiliates or Sublicensees (including in each case by relying upon the Regulatory Authority’s previous findings regarding the safety or effectiveness of the Celgene Program Co-Co Product).

1.11 “Commercialization Opt-In Terms” means the additional terms of participation by Juno in Commercialization Activities relating to Celgene Program Co-Co Product following Juno’s delivery of a Juno Co-Commercialization Notice to participate in co-Commercialization of Celgene Program Co-Co Products pursuant to Section 3.1.2 with respect to the North America Territory or Major EU Market Countries.

1.12 “First Celgene Program Co-Co Sale” means, on a Celgene Program Co-Co Product-by-Celgene Program Co-Co Product and Celgene Program Co-Co Diagnostic Product-by-Celgene Program Co-Co Diagnostic Product basis, the first sale [***] by Celgene or its Affiliates or Sublicensees for use or consumption by [***] of such Celgene Program Co-Co Product or Celgene Program Co-Co Diagnostic Product, as applicable, in a country for which [***] Regulatory Approvals [***] in order to sell such Celgene Program Co-Co Product (or Celgene Program Co-Co Diagnostic Product, as applicable) in the [***] have been granted; in each case, provided, however, that the following shall not constitute a First Celgene Program Co-Co Sale: (a) any sale to an Affiliate or Sublicensee unless the Affiliate or Sublicensee is the last entity in the distribution chain of the Celgene Program Co-Co Product or Celgene Program Co-Co Diagnostic Product, as applicable; (b) any use of such Celgene Program Co-Co Product or Celgene Program Co-Co Diagnostic Product in Clinical Trials, non-clinical development activities or other development activities with respect to such Celgene Program Co-Co Product or Celgene Program Co-Co Diagnostic Product by or on behalf of a Party, or disposal or transfer of such Celgene Program Co-Co Product or Celgene Program Co-Co Diagnostic Product for a bona fide charitable purpose; and (c) compassionate use, in each case for which no payment is received by Celgene, its Affiliates or Sublicensees.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.13 “Juno Relevant Co-Co IP” means, with respect to the Celgene Co-Co Program, (a) all Juno IP Controlled by Juno and/or its Affiliates as of the Celgene Lead Co-Co Agreement Effective Date or at any time thereafter during the Celgene Co-Co Term that (i) [***] (1) Celgene Program Co-Co Candidates, (2) Celgene Program Co-Co Products and/or (3) Celgene Program Co-Co Diagnostic Products for such Celgene Program Co-Co Candidates or Celgene Program Co-Co Products or (ii) [***], including in each case any such [***], and in each case subject to the following sentence. Notwithstanding anything to the contrary in this Section 1.13, Patents included in the Juno Relevant Co-Co IP shall not include (A) any Patents to the extent such Patents [***], or (B) any Patents to the extent such Patents [***].

1.14 “NA Territory Administration” means administration of a Celgene Program Co-Co Product to a patient when such patient is located outside of the ROW Territory and any use of related Celgene Program Co-Co Diagnostic Products outside of the ROW Territory.

1.15 “ROW Territory Administration” means administration of a Celgene Program Co-Co Product to a patient when such patient is located in the ROW Territory and any use of related Celgene Program Co-Co Diagnostic Products outside of the ROW Territory.

1.16 Additional Definitions. Each of the following terms has the meaning described in the corresponding section of this Celgene Lead Co-Co Agreement indicated below:

Defined Term:	Section:
Allocable Overhead	Exhibit D
Allowable Expenses	Exhibit D
[***]	5.2.3
Breach Damages	9.7.2
[***]	2.2.5(b)(4)
Celgene	Preamble
Celgene Co-Co Additional Study	2.2.5(b)
[***]	2.2.5(b)(4)
Celgene Co-Co BD Program	5.2.2
Celgene Co-Co BD Program Profit & Loss Share	5.2.2
[***]	2.2.6
Celgene Co-Co Commercialization Budget	3.1.7(a)
Celgene Co-Co Commercialization Report	3.2.3
[***]	2.2.5(b)(4)
Celgene Co-Co Development Costs	Exhibit D
Celgene Co-Co [***] Programs	5.2.1
Celgene Co-Co [***] Profit and Loss Share	5.2.1
Celgene Co-Co Material Transfer Agreement	2.6.1
Celgene Co-Co Material Transfer Agreement Effective Date	Exhibit E
Celgene Co-Co Materials	2.6.1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Defined Term:	Section:
Celgene Co-Co Materials Receiving Party	2.6.1
Celgene Co-Co Program	Exhibit A
Celgene Co-Co Program Assets	2.8
Celgene Co-Co Purpose	2.6.1
Celgene Co-Co Research Cost Allocation	2.2.1
Celgene Co-Co Selling Party	1.6
Celgene Co-Co Term	9.1.1
Celgene Co-Co Transferring Party	2.6.1
Celgene Corp.	Preamble
Celgene Lead Co-Co Agreement	Preamble
Celgene Lead Co-Co Agreement Effective Date	Preamble
Celgene Program Co-Co Candidates	Recitals; Exhibit B
Celgene Program Co-Co Competitive Infringement	6.5.1
Celgene Program Co-Co Covering Patent	6.6
Celgene Program Co-Co Diagnostic Products	1.8
Celgene Program Co-Co Enforcement Proceeding	6.5.3
Celgene Program Co-Co Products	Recitals
Celgene Program Co-Co Product Patents	6.5.2(b)
Celgene Program Co-Co Reversion Products	9.8.1
Celgene Program Co-Co Step-In Proceeding	6.5.3
Celgene Program Co-Co Target	Exhibit B
Celgene Program Co-Commercialization Territory Administration	8.5
Celgene Program Co-Commercialization Territory Administration Liabilities	8.5
Celgene RIVOT	Preamble
Commercialization Lead Party	3.1.1
Cost of Goods Sold or COGS	Exhibit D
Cure Period	9.3.1
Distribution Costs	Exhibit D
Gross Profit	Exhibit D
Indemnification Claim	8.3
Indemnitee	8.3
Indemnitor	8.3
[***]	5.4.3(b)
Information Request	3.1.6(d)
Juno	Preamble
Juno Co-Commercialization Notice	3.1.2
[***]	2.2.5(b)(4)
Manufacturing Costs	Exhibit D

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Defined Term:	Section:
Marketing Costs	Exhibit D
Master Collaboration Agreement	Recitals
Material Breach Damages	9.7.2
Operating Profits or Losses	Exhibit D
Other Actives	1.5
Other Operating Income/Expenses	Exhibit D
Package	5.3
Party or Parties	Preamble
Patent Term Extension	6.6
Payee Party	5.4.3(b)
Paying Party	5.4.3(b)
Pharmacovigilance Agreement	2.3.4(a)
Pharmacovigilance Expenses	Exhibit D
Product Recall Expenses	Exhibit D
Profit & Loss Share	5.2
Recording Party	Exhibit D
Regulatory Expenses	Exhibit D
Report	Exhibit D
Research Cost Report	2.2.7(c)
Safety and CMC Data	2.3.2(b)
Sales Costs	Exhibit D
Sublicense Revenues	Exhibit D

1.17 Definitions from Master Collaboration Agreement.

Capitalized terms used herein but not defined, including each of the following terms, have the meaning described in the Master Collaboration Agreement:

Defined Term:
Accounting Principles
Affiliate
Antitrust Law
Bankruptcy Code
BD Acquiring Party
BD Evaluation Period
BD Opt-In Payment
BD Option Exercise Notice
Biologics License Application or BLA
Business Combination
Business Day
Calendar Quarter
Calendar Year

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Defined Term:
CAR
[***] BD Program
Celgene Background IP
Celgene Co-Promote Program
Celgene Indemnitees
Celgene IP
Celgene Patents
Celgene Platform Technology
Celgene Program
Celgene Program Assets
[***] BD Program
[***] Program
Celgene Upstream Agreements
Cellular Therapy Products
Claims
Clinical Trial
CMC Activities
Co-Co Product
Collaboration IP
Commercialization
Commercialization Activities
Commercialization Lead Party
Commercialization Opt-In Right
Commercially Reasonable Efforts
Confidential Information
Control, Controls or Controlled
Core Dossier Studies
Cover, Covering or Covered
Damages
[***]
Development
Development & Commercialization Agreement
Development Candidate
Development Plan
Development Lead Party
Diagnostic Product
Dollars or $
EMA
Equity Purchase Agreement
Executive Officers
FDA
Field
FTE Rate

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Defined Term:
Good Clinical Practices or GCP
Good Laboratory Practices or GLP
Good Manufacturing Practices or GMP
Hatch-Waxman Act
[***] Agent or [***]
In Vivo Product
IND
Indication
Inventions
Joint Collaboration IP
JRDC
JSC
Juno Background IP
Juno Indemnitees
Juno Option Exercise Notice
Juno Patents
Juno Platform Technology
Juno Program
Juno Upstream Agreements
JRDC
Hatch-Waxman Act
Know-How
Law or Laws
Litigation Conditions
MAA
Major EU Market Countries
Manufacture or Manufacturing
Manufacturing Agreement
New Drug Application or NDA
North America Territory
Offering Party
Option
Option Exercise Notice
Patent
Patent Committee
Person
Phase 3 Clinical Trial
Phase 4 Clinical Trial
Post Option Costs
Products
Product Liability
Program
Prosecution and Maintenance

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Defined Term:
[***]
Regulatory Approval
Regulatory Authority
Regulatory Lead Party
Regulatory Materials
Reimbursable Costs
Resulting Patents
Research
ROW Territory
Small Molecule Compounds
Specifically Directed
Sublicensees
Target
Territory
Third Party
Third Party License
[***] BD Program
[***] Program
[***] Option Exercise Notice
[***] Program
United States or U.S.

ARTICLE 2

DEVELOPMENT; REGULATORY; MANUFACTURE

2.1 Celgene Co-Co Program, Celgene Program Co-Co Target and Candidates.

2.1.1 Celgene Co-Co Program. The Celgene Co-Co Program is the Program set forth on Exhibit A.

2.1.2 Celgene Program Co-Co Target. The Celgene Program Co-Co Target is set forth on Exhibit B.

2.1.3 Celgene Program Co-Co Candidates. The Celgene Program Co-Co Candidates, as of the Celgene Lead Co-Co Agreement Effective Date, are set forth on Exhibit B.

2.1.4 [***]. The [***] under this Celgene Lead Co-Co Agreement are set forth on Exhibit B, as such list of [***] may be amended from time to time.

2.2 Development.

2.2.1 Roles and Responsibility. As of and after the Celgene Lead Co-Co Agreement Effective Date, except as set forth in Sections 2.2.5, 3.1.2, and 3.1.3, Celgene will assume primary responsibility for, and shall be the Development Lead Party and the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Commercialization Lead Party for Celgene Program Co-Co Candidates, Celgene Program Co-Co Products and Celgene Program Co-Co Diagnostic Products in the Territory for both NA Territory Administration and ROW Territory Administration. Juno will reasonably cooperate with Celgene in performing such Development activities as are allocated to Juno in the North America Territory pursuant to the Celgene Co-Co Development Plan. Within [***] following the Celgene Lead Co-Co Agreement Effective Date, the Parties shall convene a meeting of the JRDC to discuss the Celgene Co-Co Development Plan for the Celgene Co-Co Program, and for the JRDC to allocate roles and responsibility to each Party for the conduct of Development and regulatory activities (including pursuant to Section 2.3) with respect to Celgene Program Co-Co Candidates and Celgene Program Co-Co Products for NA Territory Administration. Without limiting the foregoing, within [***] following the Celgene Lead Co-Co Agreement Effective Date, the JRDC shall discuss and define the scope of Research activities that are to be conducted by the Parties in relation to the Celgene Program Co-Co Candidates and Celgene Program Co-Co Products in each case falling within [***] for the Celgene Co-Co Program following the Celgene Lead Co-Co Agreement Effective Date, and related budgets therefor. All such Research activities and the allocation of responsibility therefor between the Parties shall be set forth in a Research plan component of the Celgene Co-Co Development Plan. The costs of conducting the Research activities that are agreed by the JRDC in both the ROW Territory and the North America Territory in relation to the Celgene Co-Co Program shall be reflected in a Research budget approved with the applicable Research plan. The costs incurred by either Party in conducting Research activities in accordance with the Research plan will be [***] based on the nature of the Celgene Co-Co Program under which such Research is conducted or to be conducted, as set forth in Section 5.2 and Exhibit D (the “Celgene Co-Co Research Cost Allocation”). Unless the Parties otherwise agree in writing, [***].

2.2.2 Diligence. Celgene, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to Develop and Commercialize Celgene Program Co-Co Products in the ROW Territory for ROW Territory Administration and in the North America Territory for NA Territory Administration and otherwise perform its obligations under the Celgene Co-Co Development Plan. Juno, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to perform the Development activities allocated to Juno under the Celgene Co-Co Development Plan and to perform any Commercialization Opt-In Activities assigned to Juno pursuant to Section 3.1.2 and 3.1.3. Celgene, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to Manufacture Celgene Program Co-Co Products that are [***] Products for clinical and commercial purposes for NA Territory Administration and ROW Territory Administration as set forth in Section 2.4. Juno, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to Manufacture [***] Products for NA Territory Administration arising under the Celgene Co-Co Program, if any, and to perform services with respect to [***] Products for ROW Territory Administration arising under the Celgene Co-Co Program, if any, as set forth in Section 2.4 of this Celgene Lead Co-Co Agreement and Section 2.10 of the Master Collaboration Agreement. Each Party will reasonably cooperate with the other Party in performing the foregoing obligations.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.2.3 Assistance. During the Celgene Co-Co Term, Celgene will cooperate with Juno to provide reasonable assistance requested by Juno to facilitate any Development and Commercialization efforts allocated to Juno pursuant to the Celgene Co-Co Development Plan and the Celgene Co-Co Commercialization Plan (including following election by Juno pursuant to Section 3.1.2 or exercise by Juno of the Commercialization Opt-In Right pursuant to Section 3.1.3) related to Celgene Program Co-Co Candidates, Celgene Program Co-Co Products and Celgene Program Co-Co Diagnostic Products, including assistance with respect to regulatory and Clinical Trial transition matters, if applicable[***]. Such cooperation will include providing Juno with reasonable access in-person or by teleconference to Celgene’s personnel involved in the Research, Development and Manufacture of Celgene Program Co-Co Candidates, Celgene Program Co-Co Products and Celgene Program Co-Co Diagnostic Products.

2.2.4 Development Plan.

(a) Scope and Preparation. Promptly after the Celgene Lead Co-Co Agreement Effective Date, Celgene shall prepare and submit to the JRDC for review and approval an initial global Celgene Co-Co Development Plan for Celgene Program Co-Co Products, including [***] the JRDC determines are then ongoing, if any, and any [***] in the North America Territory and the ROW Territory pursuant to the Celgene Co-Co Program, as well as all other Clinical Trials and other studies to be conducted in relation to Celgene Program Co-Co Product pursuant to this Celgene Lead Co-Co Agreement pursuant to Sections 2.2.5 and 2.2.6. All [***] incurred by either Party or its Affiliates in conducting (i) Development activities pursuant to the Celgene Co-Co Development Plan, (ii) [***] for Celgene Program Co-Co Products following the Celgene Lead Co-Co Agreement Effective Date, or (iii) [***] pursuant to Section 2.2.5 following the Celgene Lead Co-Co Agreement Effective Date shall be [***], and shall be [***]. [***] will set the required form and contents of the Celgene Co-Co Development Plan, and will [***] each Celgene Co-Co Development Plan. The Celgene Co-Co Development Plan shall incorporate any reasonable comments made by either Party in relation to the Development of Celgene Program Co-Co Products.

(b) Updates. Following the initial preparation of the Celgene Co-Co Development Plan as set forth in Section 2.2.4(a), Celgene will provide the JRDC with updates to the Celgene Co-Co Development Plan [***] (at a time to be mutually agreed by the Parties) during the Celgene Co-Co Term prior to the grant of Regulatory Approval for the applicable Celgene Program Co-Co Products. Celgene shall provide such update to the JRDC at least [***] in advance of the applicable JRDC meeting, and shall incorporate any reasonable comments by either Party with respect to such Celgene Co-Co Development Plan. In addition, either Party may reasonably request at any time that Celgene consider and incorporate other updates to the Celgene Co-Co Development Plan for Development activities to support Regulatory Approval, including any Celgene Co-Co Additional Study that the Parties agree to conduct pursuant to Section 2.2.5(b)(1). Neither Party (itself or by or through any others, including any Affiliates or Sublicensees) will perform any material Development activities for any Celgene Program Co-Co Candidates, Celgene Program Co-Co Products or Celgene Program Co-Co Diagnostic Products unless described in the Celgene Co-Co Development Plan, as specified in Section 2.2.5 or required by applicable laws or applicable Regulatory Authorities or independent monitoring boards for Clinical Trials.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.2.5 Conduct of Certain Development Activities. Notwithstanding Sections 2.2.3 and 2.2.4:

(a) Ongoing Clinical Trials. If Celgene was conducting a Clinical Trial(s) with respect to any Celgene Program Co-Co Candidate and/or Celgene Program Co-Co Product under the Collaboration which has not been completed as of the Celgene Lead Co-Co Agreement Effective Date, including [***], then Celgene will continue to be responsible for the performance of such Clinical Trial(s), and the [***] following the Celgene Lead Co-Co Agreement Effective Date shall be [***]; and

(b) New Clinical Trials and Other Studies. If, following the Celgene Lead Co-Co Agreement Effective Date, Celgene wishes (i) to propose to conduct a Clinical Trial or other study of Celgene Program Co-Co Products in the Territory, (ii) to propose to Develop Celgene Program Co-Co Products in the North America Territory and/or the ROW Territory for any Indication in the Field other than an Indication for which such Celgene Program Co-Co Products are being Developed pursuant to the Celgene Co-Co Development Plan, (iii) to propose to Develop a dosage form or formulation of Celgene Program Co-Co Products in the North America Territory and/or the ROW Territory other than that being studied in the Celgene Co-Co Development Plan, or (iv) to propose to conduct any other Clinical Trial of a Celgene Program Co-Co Product in the Field, including any Clinical Trial that the JRDC determines is a [***], or any Clinical Trial or study that is not otherwise set forth in the Celgene Co-Co Development Plan, including any Clinical Trial Celgene believes may have utility to support Regulatory Approval on a global basis and any Phase 4 Clinical Trial (each such study not already included in a Celgene Co-Co Development Plan, a “Celgene Co-Co Additional Study”), then (A) Celgene shall first provide the proposed trial design and protocol for such Celgene Co-Co Additional Study to JRDC [***] as to the [***] of such Celgene Co-Co Additional Study, and shall incorporate [***], (B) following such review by the JRDC, Celgene shall provide the final proposed design and projected costs of such Celgene Co-Co Additional Study to the JRDC, and (C) the following shall apply:

(1) If Juno, through its members of the JRDC, agrees that such Celgene Co-Co Additional Study should be conducted, the Parties shall amend the Celgene Co-Co Development Plan and the Celgene Co-Co Development Budget to include such Celgene Co-Co Additional Study, and the [***] such Celgene Co-Co Additional Study shall be an Allowable Expense and shall be subject to the Profit & Loss Share pursuant to Section 5.2 and Exhibit D.

(2) If the Parties disagree on whether [***] such Celgene Co-Co Additional Study, then, subject to subsection (3), [***] shall have the final decision making right on whether the Parties will conduct such Celgene Co-Co Additional Study, subject to Section 2.2.5(b)(3).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13

(3) If [***] does not [***], then Celgene may proceed with such Celgene Co-Co Additional Study and would be solely responsible for the [***]).

(4) For any Celgene Co-Co Additional Study conducted that Juno does not wish to [***], or to [***] of such Celgene Program Co-Co Product for the Indication, formulation, dosage form or other attribute of such Celgene Program Co-Co Product that was the subject of such Celgene Co-Co Additional Study, if the data from such Celgene Co-Co Additional Study is [***], then upon such [***], Juno shall be deemed to have [***], and shall make the [***], with respect to such Celgene Co-Co Additional Study. Notwithstanding the foregoing, the following mechanism shall apply [***]: Upon [***], Juno shall [***], at Juno’s option, either (x) [***], or (y) [***]. If upon [***] to Celgene for a [***] for such Celgene Co-Co Additional Study is [***], then the remainder [***] shall be [***], provided that in no event shall [***], with any [***] to Juno to [***], always subject to [***].

(5) If Juno elects to [***] a Celgene Co-Co Additional Study, or elects to [***], or is subject to a [***] as set forth in this Section 2.2.5, then following Juno’s decision to [***], as applicable, all data resulting from such Celgene Co-Co Additional Study (including any Celgene Program Co-Co Product Data) would be available for use by each Party in connection with Celgene Program Co-Co Products in the Field in the North America Territory and the ROW Territory for the purpose of performing activities in accordance with the Celgene Co-Co Development Plan or otherwise as set forth in this Celgene Lead Co-Co Agreement.

2.2.6 [***] Right. Notwithstanding Section 2.2.5(b)(3) above, and subject to Section 2.2.5(b)(4), [***], Juno shall have the right to elect by written notice to Celgene to [***]. In such case, (a) the Parties shall [***] such Celgene Co-Co Additional Study [***], and (b) Juno shall [***] to conduct such Celgene Co-Co Additional Study [***]. Upon any such [***], the Parties shall have the rights with respect to such Clinical Trial or studies and the data arising therefrom as set forth in Sections 2.2.5(b)(5) and 2.3.2. If Juno elects [***] within [***] after Juno notifies Celgene in writing that it is exercising [***] pursuant to this Section 2.2.6.

2.2.7 Celgene Co-Co Development Budget and Costs.

(a) Promptly after the Celgene Lead Co-Co Agreement Effective Date, and concurrently with the preparation of the Celgene Co-Co Development Plan pursuant to Section 2.2.4, [***] shall prepare and submit to the JRDC for approval the Celgene Co-Co Development Budget. For Celgene Co-Co Development Costs to be incurred from and after the Celgene Lead Co-Co Agreement Effective Date, the JRDC will review and approve the Celgene Co-Co Development Budget reasonably in advance of the applicable Celgene Co-Co Development Costs being incurred (with the intent being to obtain such approval [***], where practicable). Thereafter, the [***] will update and provide the JSC with a copy of the Celgene Co-Co Development Budget, including the budgeted Celgene Co-Co Development Costs, each Calendar Year at a meeting of the JSC sufficiently in advance of the next Calendar Year so as to provide the Parties with an opportunity to budget accordingly, but in any event no later than [***] of

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14

each Calendar Year during the Celgene Co-Co Term. The JSC will review and approve any such update or any other amendment to the Celgene Co-Co Development Budget. In addition, either Party may request at any time that the JSC consider and approve other updates to the Celgene Co-Co Development Budget.

(b) Subject to subsection (a) and Sections 2.2.5 and 2.2.6, all [***] arising from either Party’s conduct of Development with respect to the Celgene Co-Co Program in accordance with the Celgene Co-Co Development Plan and the Celgene Co-Co Development Budget shall be [***]. For clarity, this subsection (b) shall not apply to the [***], which [***].

(c) Promptly following the Celgene Lead Co-Co Agreement Effective Date, the JRDC shall agree upon a form of cost report to be prepared and submitted by each Party to the JRDC on a [***] basis setting forth the costs incurred by each Party in conducting Research activities in accordance with the Celgene Co-Co Development Plan and the Research budget in the [***] (the “Research Cost Report”). Within [***] after the end of each Calendar Quarter following the Celgene Lead Co-Co Agreement Effective Date (or the determination by the JRDC of the scope of Research activities to be conducted by the Parties under the Celgene Co-Co Development Plan, if later), each Party shall submit its Research Cost Report for the previous Calendar Quarter to the JRDC. [***].

2.2.8 Meetings and Reports. During the Celgene Co-Co Term:

(a) Committees. The JSC, the JMC, the JRDC, the Patent Committee and the JCC shall remain established as set forth in Article 4 of the Master Collaboration Agreement, and shall be responsible for performing the functions set forth in Article 4 of the Master Collaboration Agreement. Notwithstanding the foregoing, subject to Sections 2.2.5 and 2.2.6 with respect to Celgene Co-Co Additional Studies for which the Parties have agreed to include [***], and except for [***], the JSC and the JRDC shall serve solely as a forum for exchanging information and facilitating discussions. In each case, notwithstanding anything else to the contrary in Section 4.2.5 of the Master Collaboration Agreement, Celgene shall have the final decision making right with respect to all Research, Development and Commercialization Activities relating to the Celgene Co-Co Program in the North America Territory and the ROW Territory for any matters that are not resolved by the JSC within the time provided in Section 4.2.5 of the Master Collaboration Agreement, including with respect to [***]. For any matters arising in relation to Additional Studies for which [***] and for matters relating to [***], the [***];

(b) Status Reports. Each Party shall provide a reasonably detailed written progress report to the JRDC, at least [***], on the status of its activities and efforts with respect to the Celgene Co-Co Program, including the status of any Research activities, or any Celgene Program Co-Co Candidate being Developed and/or Commercialized under such Celgene Co-Co Program, including (to the extent not covered in the Celgene Co-Co Development Plan): (i) the design, status and results of any Clinical Trials (including any Core Dossier Studies and Additional Studies) and other studies of Celgene Program Co-Co Products; and (ii) any key Development or regulatory events, and any Regulatory Approvals filed for or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15

achieved, for Celgene Program Co-Co Products. Such report should be provided no later than [***] before the next scheduled meeting of the JRDC, in order to provide the JRDC the opportunity to review such report prior to such meeting.

2.3 Regulatory.

2.3.1 Responsibility. As of and after the Celgene Lead Co-Co Agreement Effective Date, Celgene will be the Regulatory Lead Party for Development, Manufacture and Commercialization of Celgene Program Co-Co Candidates, Celgene Program Co-Co Products and Celgene Program Co-Co Diagnostic Products in the Field in the North America Territory and the ROW Territory, and shall take full responsibility for preparing and filing the relevant Regulatory Materials and seeking Regulatory Approval in the North America Territory and the ROW Territory. During the Celgene Co-Co Term, and in addition to each Party’s obligations pursuant to Sections 2.2.8(b) and 2.3.2, Celgene shall keep Juno, through the JRDC, reasonably informed, through updates at each meeting of the JRDC, of material regulatory activities and events that occur with respect to Celgene Program Co-Co Candidates, Celgene Program Co-Co Products and Celgene Program Co-Co Diagnostic Products in the North America Territory and the ROW Territory.

2.3.2 Rights to Use Celgene Program Co-Co Product Data.

(a) Each Party, in performing activities relating to the Development and Commercialization of Celgene Program Co-Co Candidates and Celgene Program Co-Co Products in such country pursuant to the Celgene Co-Co Development Plan, shall keep accurate records of all Celgene Program Co-Co Product Data generated as a result of all activity by or on behalf of such Party in performing Development and Commercialization in relation to Celgene Program Co-Co Candidates and Celgene Program Co-Co Products, including any data generated pursuant to the Party’s activities under Section 2.2.5(b)(1). Each Party shall provide the other Party with copies of all such Celgene Program Co-Co Product Data Controlled by such Party during the term of this Celgene Lead Co-Co Agreement that is [***] the Development and Commercialization of Celgene Program Co-Co Products and Celgene Program Co-Co Candidates promptly following the generation of such Celgene Program Co-Co Product Data. Celgene Program Co-Co Product Data Controlled by Juno shall be included in the license grant to Celgene pursuant to Section 6.1.2, and Celgene Program Co-Co Product Data shall be included in the Celgene Know-How and licensed to Juno pursuant to Section 6.1.1.

(b) Notwithstanding anything to the contrary in this Celgene Lead Co-Co Agreement, each Party shall promptly provide to the other Party, [***], copies of and rights of reference to and use of all Celgene Program Co-Co Product Data that is Controlled by such Party, and that are relevant to or necessary to address issues relating to: (i) the safety of Celgene Program Co-Co Products for NA Territory Administration or ROW Territory Administration anywhere in the North America Territory and the ROW Territory, including data that is related to adverse effects experienced with Celgene Program Co-Co Candidates or Celgene Program Co-Co Products, or (ii) CMC Activities relating to Celgene Program Co-Co Candidates or Celgene Program Co-Co Products, and in each of (i) and (ii), that are required to be reported or made

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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available to Regulatory Authorities anywhere in the Territory, when and as such data become available (collectively, “Safety and CMC Data”). Each Party shall use the Safety and CMC Data provided to it pursuant to this Section 2.3.2(b) solely to Develop and Commercialize Celgene Program Co-Co Candidates, Celgene Program Co-Co Products and Celgene Program Co-Co Diagnostic Products in the Field (A) for Juno, in the North America Territory and the Major EU Market Countries (if Juno has exercised the Commercialization Opt-In Right pursuant to Section 3.1.3), and (B) for Celgene in the North America Territory for NA Territory Administration and the ROW Territory for ROW Territory Administration.

2.3.3 Communication with Regulatory Authorities. Subject to Sections 2.3.4 and 2.3.6, Celgene shall be responsible for handling all complaints and communications (including with Regulatory Authorities) relating to Celgene Program Co-Co Products for both NA Territory Administration and ROW Territory Administration. Without limiting the foregoing, Celgene shall promptly notify Juno (which may be through the JRDC or the JSC) of any material oral or written communications to or from Regulatory Authorities, and any Regulatory Materials or filings on matters related to the Celgene Program Co-Co Products, or which may reasonably be deemed to impact the Development, Manufacture, marketing, Regulatory Approval or Commercialization of Celgene Program Co-Co Products, and shall provide Juno with copies of any such material written communications within [***], or earlier as specified in the Pharmacovigilance Agreement, of receipt or delivery of such communication, as the case may be, or such earlier date as required by Applicable Laws, the FDA, the EMA or other relevant Regulatory Authority. In addition Celgene shall provide Juno with copies of Regulatory Materials, including any material regulatory filings or communications, at least [***] in advance of any proposed filing, and shall give Juno an opportunity to review and comment on such regulatory communications or filings. In addition to the foregoing, Celgene shall give Juno reasonable opportunity (not to be less than [***]) to review and comment on such Regulatory Materials or filings, or on any proposed response to any such oral or written communications to or from Regulatory Authorities prior to submitting any response thereto. Celgene shall consider in good faith any reasonable comments made by Juno in relation to such Regulatory Materials, provided that Celgene shall have the final decision-making right with respect to the nature and content of any Regulatory Materials, communications or filings throughout the North America Territory and the ROW Territory. Celgene shall provide Juno with a copy of the final response, filing or communications, as specified herein.

2.3.4 Pharmacovigilance; REMS.

(a) The Parties will enter into a pharmacovigilance agreement within [***] after the Celgene Lead Co-Co Agreement Effective Date that shall govern their obligations with respect to the exchange, handling and reporting of adverse events, other safety information and Celgene Program Co-Co Product complaints during Development and Commercialization of the Celgene Program Co-Co Products in the North America Territory and the ROW Territory (the “Pharmacovigilance Agreement”). In general, the Pharmacovigilance Agreement will provide that Celgene will be responsible for such obligations for Celgene Program Co-Co Products for NA Territory Administration and ROW Territory Administration. Celgene will deploy and administer any REMS or other safety monitoring activity implemented for the Celgene Program

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Co-Co Product in the Territory, and shall be responsible for all pharmacovigilance activities for the Celgene Program Co-Co Product in the Territory, and (iii) Celgene will establish and maintain a global safety database for Products that will contain all information and data arising from the Parties’ activities with respect to safety matters that is required to be contributed by each Party pursuant to the Pharmacovigilance Agreement, including information and data arising out of any REMS and safety monitoring activities.

(b) The Parties shall discuss, through the JRDC, and agree upon standard provisions reasonably acceptable to both Parties regarding: (i) [***] in connection with Celgene Program Co-Co Product that [***], and (ii) [***] which may result in the [***] each Party with respect thereto.

(c) Celgene shall inform Juno during the Celgene Co-Co Term, in accordance with the Pharmacovigilance Agreement, of the side effect profiles for Celgene Program Co-Co Candidates and Celgene Program Co-Co Products, including pregnancy and suspected pregnancy, damages, toxicity or sensitivity reactions associated with the use of any Celgene Program Co-Co Candidate or Celgene Program Co-Co Product, regardless of whether these effects are attributable to such Celgene Program Co-Co Candidate or Celgene Program Co-Co Product. Each Party shall have the right to take [***], including the right to [***] of such Celgene Program Co-Co Candidate or Celgene Program Co-Co Product, if there are [***], as determined in accordance with the Pharmacovigilance Agreement, [***].

(d) In accordance with the procedures established by the Parties under the Pharmacovigilance Agreement, each Party shall cooperate with the other Party and share information concerning the pharmaceutical safety of each Celgene Program Co-Co Candidate and Celgene Program Co-Co Product. Each Party shall: (i) promptly advise the other Party of [***] of such Celgene Program Co-Co Candidate or Celgene Program Co-Co Product and any actions taken in response to such information; (ii) promptly advise the other Party of [***] of such Celgene Program Co-Co Candidate or Celgene Program Co-Co Product or [***], as far as this concerns [***]; and (iii) timely provide the other Party with [***] such Celgene Program Co-Co Candidate or Celgene Program Co-Co Product of which [***], as far as this relates to [***] to perform their obligations or exercise their rights under this Celgene Lead Co-Co Agreement. Treatment of safety information, standard operating procedures and training, as well as a statement of respective regulatory obligations shall be agreed in the Pharmacovigilance Agreement.

2.3.5 Right of Reference. Juno and its Affiliates and Sublicensees shall have access to any data contained or referenced in any Regulatory Materials (including any Regulatory Approvals), including any Celgene Program Co-Co Product Data, Controlled by Celgene that are necessary for the Development, Manufacture or Commercialization (in each case [***] to perform its obligations under the Co-Co Development Plan and the Co-Co Commercialization Plan pursuant to this Celgene Lead Co-Co Agreement) with respect to Celgene Program Co-Co Candidates and Celgene Program Co-Co Products, and Celgene Program Co-Co Diagnostic Products in the North America Territory, and in the Major EU Market Countries, if Juno exercises the Commercialization Opt-In Right pursuant to Section 3.1.3.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.3.6 Compliance.

(a) Obligations. Each of Juno and Celgene shall reasonably cooperate with the other Party in its efforts to ensure that all government reporting, including price and gift reporting, sales, marketing and promotional practices in respect of each Celgene Program Co-Co Product for NA Territory Administration and ROW Territory Administration meet the standards required by Applicable Laws.

(b) Information. Each of Juno and Celgene shall reasonably cooperate with the other Party to provide the other Party access to any and all information, data and reports required by the other in order to enable the other Party to comply with applicable Laws, including reporting requirements, or the equivalent thereof anywhere the Parties are Developing or Commercializing Celgene Program Co-Co Products in the North America Territory and the ROW Territory, in a timely and appropriate manner. Each Party shall ensure that any such reporting is true, complete and correct in all respects; provided however that neither Party shall be held responsible for submitting erroneous reports to the extent such deficiencies result from information provided by the other Party which itself was not true, complete and correct.

(c) Cooperation. Juno and Celgene shall confer with each other on a regular basis through the JCC to discuss and compare their respective procedures and methodologies relating to each Party’s compliance with applicable Laws or fulfilment of any other obligation in this Section 2.3. In the event that the Parties have different understandings or interpretations of this Section 2.3 or of the applicability of, or standards required by any applicable Laws, then the Parties shall confer and seek to reach common agreement on such matters, and in the absence of such agreement, the escalation and decision making procedures set forth in Section 4.2.5 of the Master Collaboration Agreement shall apply.

(d) Antitrust Compliance. For the avoidance of doubt, the Parties shall continue to comply with Section 3.2 of the Master Collaboration Agreement.

2.4 Manufacturing and Supply. The provisions of Section 2.10 of the Master Collaboration Agreement and the Manufacturing Agreement shall apply to the Parties’ establishment and operation of manufacturing facilities for [***] Products and [***] Products in the Territory. The [***] pursuant to this Celgene Lead Co-Co Agreement shall be an Allowable Expense and shall be included in the Profit & Loss Share.

2.5 Records; Reports; Results. Each Party shall maintain or cause to be maintained complete, current and accurate records of all Development activities conducted by it (or its Affiliates and subcontractors) hereunder, and all data, results and analyses (including site records and master files) and other information resulting from such activities. Such records shall (i) fully and properly reflect all work done and results achieved in the performance of the Development activities in good scientific manner appropriate for regulatory and patent purposes, and (ii) record only such activities and shall not include or be commingled with records of activities that

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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do not relate to the Development and Commercialization of Celgene Program Co-Co Products, Celgene Program Co-Co Candidates and/or Celgene Program Co-Co Diagnostic Products, or activities carried out pursuant to this Celgene Lead Co-Co Agreement. Each Party shall document all non-clinical studies and Clinical Trials in formal written study records according to applicable Laws, including national and international guidelines such as ICH, GCP, GLP and GMP. All such records shall be retained by the relevant Party for at least [***] after the termination of this Celgene Lead Co-Co Agreement or for such longer period as may be required by applicable Law. Each Party shall have the right, upon reasonable notice to the other Party to review and copy such records maintained by the other Party at reasonable times.

2.6 Materials Transfer; License.

2.6.1 Materials Transfer. During the Celgene Co-Co Term, either Party (the “Celgene Co-Co Transferring Party”) shall transfer, if [***] (the “Celgene Co-Co Materials Receiving Party”), certain [***] materials, which may include [***] (the “Celgene Co-Co Materials”) for use by the Celgene Co-Co Materials Receiving Party in furtherance of its rights and the conduct of its obligations under this Celgene Lead Co-Co Agreement (the “Celgene Co-Co Purpose”). All transfers of such Celgene Co-Co Materials by the Celgene Co-Co Transferring Party to the Celgene Co-Co Materials Receiving Party shall be documented in a material transfer agreement substantially in the form of Exhibit E, which sets forth the type and name of the Celgene Co-Co Material transferred, the amount of the Celgene Co-Co Material transferred, the date of the transfer of such Celgene Co-Co Material and the Celgene Co-Co Purpose (each, a “Celgene Co-Co Material Transfer Agreement”). Such Celgene Co-Co Materials will be provided to the requesting Party within a reasonable time period after the Parties execute the relevant Celgene Co-Co Material Transfer Agreement, not to exceed [***]. Neither Party will unreasonably withhold its consent to any request made by the other Party pursuant to this Section 2.6.1, except that Celgene shall have no obligation to transfer to Juno [***] unless it otherwise agrees in writing, [***] and Juno shall have no obligation to transfer to Celgene [***] unless it otherwise agrees in writing, [***]. The Parties agree that the exchanged Celgene Co-Co Materials shall be used in compliance with applicable Law and the terms and conditions of this Celgene Lead Co-Co Agreement, and shall not be reverse engineered or chemically analysed, except if required by the Celgene Co-Co Purpose or otherwise agreed to by the Parties in writing.

2.6.2 License by Celgene as Co-Co Transferring Party. At the time the Celgene Co-Co Transferring Party provides the Celgene Program Co-Co Materials to the Celgene Co-Co Materials Receiving Party as provided herein and to the extent not separately licensed under this Celgene Lead Co-Co Agreement, the Celgene Co-Co Transferring Party hereby grants and shall cause (within [***] after the execution of any Celgene Co-Co Material Transfer Agreement) its Affiliates to grant to the Celgene Co-Co Materials Receiving Party a non-exclusive license under the Patents and Know-How Controlled by it, to use such Celgene Co-Co Materials solely for the Celgene Co-Co Purpose, and such license, upon termination of this Celgene Lead Co-Co Agreement (subject to Article 9), completion of the Celgene Co-Co Purpose, or discontinuation of the use of such Celgene Co-Co Materials (whichever occurs first), shall automatically terminate. Except as otherwise provided under this Celgene Lead Co-Co

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Agreement, all such Celgene Co-Co Materials delivered by the Celgene Co-Co Transferring Party, shall only be used by the Celgene Co-Co Materials Receiving Party in furtherance of the Celgene Co-Co Purpose, and shall be returned to the Celgene Co-Co Transferring Party or destroyed, in the Co-Co Transferring Party’s sole discretion, upon the termination of this Celgene Lead Co-Co Agreement (subject to Article 9) or upon the discontinuation of the use of such Celgene Co-Co Materials (whichever occurs first), unless such Party has the right to continue to use such materials under the Master Collaboration Agreement, a Development & Commercialization Agreement for purposes permitted thereunder, including pursuant to material transfer agreements executed in connection therewith. The Celgene Co-Co Materials Receiving Party shall not [***].

2.6.3 NO WARRANTIES. THE CELGENE CO-CO MATERIALS SUPPLIED BY THE TRANSFERRING PARTY UNDER THIS SECTION 2.6 ARE SUPPLIED “AS IS” AND, EXCEPT AS OTHERWISE SET FORTH IN THIS CELGENE LEAD CO-CO AGREEMENT, THE TRANSFERRING PARTY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE CO-CO MATERIALS OR USE THEREOF DO NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS OF A THIRD PARTY. The Celgene Co-Co Materials Receiving Party assumes all liability for damages that may arise from its use, storage or disposal of the Co-Co Materials. Except as otherwise set forth in this Celgene Lead Co-Co Agreement, the Celgene Co-Co Transferring Party shall not be liable to the Celgene Co-Co Materials Receiving Party for any loss, claim or demand made by the Celgene Co-Co Materials Receiving Party, or made against the Celgene Co-Co Materials Receiving Party by any Third Party, due to or arising from the use of the Celgene Co-Co Materials, except to the extent such loss, claim or demand is caused by the wilful misconduct of the Transferring Party.

2.7 No Representation. Subject to Section 2.2.2, neither Party makes any representation, warranty or guarantee that the Celgene Co-Co Program will be successful, or that any other particular results will be achieved with respect to the Celgene Co-Co Program, Celgene Program Co-Co Target, any Celgene Program Co-Co Candidate, any Celgene Program Co-Co Product or any Celgene Program Co-Co Diagnostic Product hereunder.

2.8 Covenant During Celgene Co-Co Term. Commencing on the Celgene Lead Co-Co Agreement Effective Date until expiration of each Party’s exclusivity obligations pursuant to Article 4 with respect to the Celgene Co-Co Program, neither Party nor its Affiliates will, other than to an Affiliate of such Party who agrees in writing to be bound by the terms and conditions of this Celgene Lead Co-Co Agreement, (a) assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject of subsection (b), below) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject to subsection (b), below) or dispose of, any assets [***] (the “Celgene Co-Co Program Assets”), except to the extent such assignment, transfer, conveyance, encumbrance or disposition would not conflict with or adversely affect in any respect any of the rights granted to the other

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Party hereunder, (b) license or grant to any Third Party, or agree to license or grant to any Third Party, any rights to any Celgene Co-Co Program Assets if such license or grant would conflict with or adversely affect in any respect any of the rights granted to the other Party hereunder, or (c) disclose any Confidential Information relating to the Celgene Co-Co Program Assets to any Third Party if such disclosure would impair or conflict in any respect with any of the rights granted to the other Party hereunder. Notwithstanding this Section 2.8, either Party and/or its Affiliates shall have the right to assign, transfer, convey or dispose of any assets specifically related to this Celgene Co-Co Program to [***]; provided that (i) [***] of this Celgene Lead Co-Co Agreement, and (ii) such [***] this Celgene Lead Co-Co Agreement.

ARTICLE 3

COMMERCIALIZATION; JUNO RIGHT TO OPT IN

3.1 Commercialization.

3.1.1 Commercialization Lead Party. Subject to the terms and conditions of this Celgene Lead Co-Co Agreement, including Juno’s rights under Sections 3.1.2 and 3.1.3, Celgene shall be the Commercialization Lead Party relating to all Celgene Program Co-Co Products for NA Territory Administration and ROW Territory Administration, and [***] with respect to all matters that relate to Commercialization of Celgene Program Co-Co Products throughout the North America Territory and the ROW Territory, after the matter [***]. Juno (itself or by or through any others, including any Affiliates or Sublicensees) will not take any action regarding the Commercialization of Celgene Program Co-Co Products in the Territory unless mutually agreed in writing following Juno’s election to participate in Commercialization Activities pursuant to Sections 3.1.2 or 3.1.3, or described in the Celgene Co-Co Commercialization Plan, or otherwise approved by the JCC.

3.1.2 Juno Co-Commercialization Right. Subject to Section 3.1.3, on a Celgene Program Co-Co Product-by-Celgene Program Co-Co Product basis, for any Celgene Co-Co Program under this Celgene Lead Co-Co Agreement that was:

(a) (i) a Celgene Program for which Juno exercised the Option pursuant to Section 3.1.3 of the Master Collaboration Agreement, or (ii) an [***] Program [***] for which Juno exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement, Juno shall have the right, [***], exercisable on written notice (the “Juno Co-Commercialization Notice”) delivered to Celgene at any time prior to, or within [***] following [***] such Celgene Program Co-Co Product, as applicable, in the North America Territory or [***] such Celgene Program Co-Co Product [***] the Major EU Market Countries, and (A) upon delivery of such Juno Co-Commercialization Notice, to elect to provide between [***] and [***] of the Commercialization Activities for such Celgene Program Co-Co Product for NA Territory Administration (including [***] in the North America Territory for such Celgene Program Co-Co Product), or (B) following exercise of the Commercialization Opt-In Right pursuant to Section 3.1.3, to elect to provide between [***] and [***] of the Commercialization activities for such Celgene Program Co-Co Product in the Major EU Market Countries (including [***] in the Major EU Market Countries for such Celgene Program Co-Co Product); or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(b) (i) an [***] BD Program, for which Juno delivered an [***] Option Exercise Notice as set forth in Section 3.1.5 of the Master Collaboration Agreement, or (ii) a [***] BD Program for which Juno delivered a BD Option Exercise Notice as set forth in Section 2.2.1 of the Master Collaboration Agreement (and which did not become a [***] Program), then Juno shall have the right, [***], to deliver a Juno Co-Commercialization Notice to Celgene at any time prior to, or within [***] for a Celgene Program Co-Co Product, to elect to provide (A) between [***] and [***] of the Commercialization Activities for such Celgene Program Co-Co Product for NA Territory Administration (including [***] in the North America Territory for such Celgene Program Co-Co Product), and (B) between [***] and [***] of the Commercialization Activities for such Celgene Program Co-Co Product in the Major EU Market Countries (including [***] in the Major EU Market Countries for such Celgene Program Co-Co Product).

3.1.3 Juno [***] Opt-In Right for [***] Commercialization Activities. If:

(a) Juno has [***];

(b) Juno has [***]; or

(c) Juno or its Affiliates have [***],

then if the Celgene Co-Co Program under this Celgene Lead Co-Co Agreement was (i) a Celgene Program for which Juno exercised the Option pursuant to Section 3.1.3 of the Master Collaboration Agreement, or (ii) an [***] Program for which Juno exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement, then, on a Celgene Program Co-Co Product-by-Celgene Program Co-Co Product and territory-by-territory basis, Juno may exercise a Commercialization Opt-In Right upon written notice to Celgene at any time prior to, or within [***] in the Major EU Market Countries for a Celgene Program Co-Co Product, to elect to participate in a percentage of Commercialization Activities for such Celgene Program Co-Co Product for ROW Territory Administration in the Major EU Market Countries pursuant to Section 3.1.2(a)(B).

3.1.4 Scope of Commercialization Activities Post-Opt In. If Juno delivers a Juno Co-Commercialization Notice to Celgene pursuant to Section 3.1.2 (but subject to Section 3.1.3), [***], update the Celgene Co-Co Commercialization Plan for such countries to include the rights and obligations with respect thereto, which shall in any event be consistent with the then-existing Celgene Co-Co Commercialization Plan for the applicable countries prepared by [***] pursuant to Section 3.1.5, and which shall include the terms set forth in the Commercialization Opt-In Terms attached hereto as Exhibit F.

3.1.5 Celgene Co-Co Commercialization Plan.

(a) No later than [***] for the first Celgene Program Co-Co Product for NA Territory Administration or ROW Territory Administration (as set forth in the Celgene Co-Co Development Plan), Celgene will prepare an initial Commercialization plan for NA Territory Administration and for ROW Territory Administration covering the [***] after the First Celgene Program Co-Co Sale of such Celgene Program Co-Co Product in the relevant country(ies).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(b) The JCC will review and comment on the Celgene Co-Co Commercialization Plan. Thereafter, Celgene (in consultation with Juno) will update the relevant portion of the Celgene Co-Co Commercialization Plan (for the current [***]) annually, and the JCC will review and comment on any such update or other amendment to such Celgene Co-Co Commercialization Plan. Either Party may request at any time that the JCC consider other updates to such Celgene Co-Co Commercialization Plan. The JCC will set the required form and contents of any Celgene Co-Co Commercialization Plan. The Celgene Co-Co Commercialization Plan will specify, as applicable, among other things, for each applicable country and Celgene Program Co-Co Product, the principles established pursuant to Section 3.2.2 for global branding of Celgene Program Co-Co Products.

3.1.6 Commercialization Activities.

(a) Training. Celgene will (i) [***] with respect to Celgene Program Co-Co Products, and will [***] for such sales representatives therefor, and (ii) [***] for the Celgene Program Co-Co Product, [***]. [***] will [***] for the Celgene Program Co-Co Product anywhere in the Territory where Juno is co-Commercializing any Celgene Program Co-Co Product to [***] as and to the extent consistent with applicable Law. The Parties will cooperate, through the JCC, to determine and coordinate with respect to implementation of any training and conduct and content of detailing for Commercialization Activities for Celgene Program Co-Co Products that apply throughout the Territory.

(b) Sales Representatives; Detailing. For Celgene Program Co-Co Products in countries in which Juno provides Commercialization support to Celgene, each Party will be solely responsible for recruiting, hiring and maintaining its sales force of sales representatives for promotion of the Celgene Program Co-Co Product in the Territory, in accordance with (i) the share of such activities held by each Party in the applicable countries in the Territory pursuant to Sections 3.1.1 and 3.1.2 and (ii) its standard procedures and the requirements of this Celgene Lead Co-Co Agreement. Each Party shall engage sales representatives having the minimum qualifications set forth in Schedule 3.1.6(b), provided that if Juno has exercised its right to co-Commercialize in the Major EU Market Countries pursuant to Sections 3.1.2 and/or 3.1.3, the sales representatives [***]. The Celgene Co-Co Commercialization Plan will set forth (A) [***], as applicable, consistent with the foregoing, (B) policies and processes for the [***], (D) the [***] sales representatives for Celgene Program Co-Co Products in each Calendar Year, (E) the allocation of [***] between the Parties, (F) development of [***], and (G) coordinating strategies for [***]. If [***] for the North America Territory or the Major EU Market Countries, then [***] will have the right to [***] until such time as [***], and, for clarity, all costs incurred by [***] related to [***]. Each Party will be responsible for the activities of such sales representatives, including compliance by such sales representatives with training and detailing requirements. In particular, each Party will provide its sales representatives assigned to promote the Celgene Program Co-Co Product in such countries with [***] with respect to the promotion of Celgene Program Co-Co Product necessary to [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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the Celgene Program Co-Co Product in accordance with the terms of this Celgene Lead Co-Co Agreement and applicable Law. Each Party agrees that none of its sales representatives involved in the promotion of the Celgene Program Co-Co Product will have any legal or regulatory disqualifications, bars or sanctions. If Celgene [***] regarding the [***] designated to be performed by Juno under this Article 3, [***] will [***] consistent with [***], which may include [***] the Celgene Program Co-Co Product. The calculation of costs of engaging such sales representatives for purposes of calculating Operating Profits or Losses shall be [***], and such [***].

(c) Promotional Materials. Juno’s sales representatives assigned to promote the Celgene Program Co-Co Product will utilize only promotional materials that have been approved by Celgene for the applicable territory. All detailing activities conducted by Juno’s sales representatives will be consistent in all material respects with the promotional materials so approved. Juno agrees that it will train and instruct its sales representatives to make only those statements and claims regarding the Celgene Program Co-Co Product, including as to efficacy and safety that are consistent with the Celgene Program Co-Co Product labelling and accompanying inserts and the approved promotional materials. For clarity, all marketing and promotional materials used by Juno and Juno’s sales representatives in Commercializing Celgene Program Co-Co Product under this Celgene Lead Co-Co Agreement must be approved by Celgene prior to use.

(d) Medical Affairs; Information. For Celgene Program Co-Co Products in countries in which Juno provides Commercialization support to Celgene, the Parties will discuss the execution of medical and scientific affairs and programs, including professional symposia and other educational activities, and medical affairs studies based upon approved protocols, including medical information support and medical communications and publishing activities, and the allocation of each Party to such activities in the Territory, provided that [***] to the conduct of such activities. The Parties acknowledge that in such countries each Party may receive requests for medical information concerning the Celgene Program Co-Co Product from members of the medical professions and consumers. [***] will have the [***] right to respond to questions and requests for information about Celgene Program Co-Co Product received from such Persons that [***] or that are [***] of the Celgene Program Co-Co Product [***] (each such request, an “Information Request”).

(e) Market Access Activities. [***], in consultation with the JCC, to develop plans for market access activities. For Celgene Program Co-Co Products in countries in which Juno provides Commercialization support to Celgene, each Party shall [***] in accordance with the Celgene Co-Co Commercialization Plan. For clarity, the costs related to such market access activities shall be [***].

(f) Reporting. Each Party will provide the JCC with a report, as soon as practicable but in no event later than [***] following the end of each Calendar Quarter commencing as of and after the first Celgene Program Co-Co Product has received Regulatory Approval in the Territory, or at such other time as the JCC deems appropriate, and for the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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remainder of the Celgene Co-Co Term for such Celgene Program Co-Co Product, setting forth the number of details made by its sales representatives of Celgene Program Co-Co Products during such Calendar Quarter. Costs and expenses for sales representatives will be [***].

(g) Records. Each Party will maintain records and otherwise establish procedures to ensure compliance with all applicable Laws and professional requirements that apply to the promotion and marketing of Celgene Program Co-Co Product, including compliance with the PhRMA Code on Interactions with Healthcare Professionals.

3.1.7 Celgene Co-Co Commercialization Budget.

(a) At such times as the JCC will deem appropriate, and in no event later than concurrently with the preparation of the initial Celgene Co-Co Commercialization Plan, Celgene will prepare an initial budget for Commercialization Activities with respect to Celgene Program Co-Co Products for NA Territory Administration and for ROW Territory Administration. The JCC will review and approve such initial budgets for Commercialization in relation to Celgene Program Co-Co Products, and such budgets shall collectively constitute the “Celgene Co-Co Commercialization Budget”. Thereafter, Celgene will update the Celgene Co-Co Commercialization Budget at least once in each Calendar Year, (but in any event no later than [***] of each Calendar Year during the Celgene Co-Co Term) and the JCC will review and approve any such update or any other amendment to the Celgene Co-Co Commercialization Budget. In addition, either Party may request at any time that the JCC consider and approve other updates to the Celgene Co-Co Commercialization Budget.

(b) Subject to subsection (a), all [***] arising from either Party’s [***] (including any [***]) in accordance with the Celgene Co-Co Commercialization Plan and the Celgene Co-Co Commercialization Budget shall be [***].

3.2 Additional Terms. In addition:

3.2.1 Role of the JCC. The JCC will coordinate the Parties’ efforts with respect to the Commercialization of Celgene Program Co-Co Products in the Territory. Specifically, the JCC will oversee the development of global branding strategies for Celgene Program Co-Co Products, coordinate training of sales representatives and others involved in Commercialization pursuant to Sections 3.1.6 and Exhibit F, and coordinate commercial supply of Celgene Program Co-Co Products pursuant to this Celgene Lead Co-Co Agreement and the Manufacturing Agreement.

3.2.2 Branding. At such time as the JCC deems appropriate, the Parties shall discuss in good faith any branding and/or co-branding of the Celgene Program Co-Co Products, and the Parties will enter into appropriate trademark licensing agreements to achieve the foregoing. For the avoidance of doubt, nothing in this Celgene Lead Co-Co Agreement shall be construed to grant either Party any rights in or to any of the other Party’s trademarks, tradenames, logos, or other marks, including use thereof, absent a separate trademark licensing agreement entered into in accordance with this Section 3.2.2.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.2.3 Commercialization Reports. Each Party will provide the JCC with a report, as soon as practicable but in no event later than [***] following the [***] setting forth a [***] on the status of its Commercialization Activities with respect to Celgene Program Co-Co Products and Celgene Program Co-Co Diagnostic Products, including [***] of Celgene Program Co-Co Product in the Territory during [***] (a “Celgene Co-Co Commercialization Report”). At least [***] prior to the anticipated First Celgene Program Co-Co Sale of a Celgene Program Co-Co Product under this Celgene Lead Co-Co Agreement, the JCC shall discuss and agree upon the form and content for such Celgene Co-Co Commercialization Report. Such Celgene Co-Co Commercialization Report shall also describe [***] Celgene Program Co-Co Products and Celgene Program Co-Co Diagnostic Products, [***].

ARTICLE 4

EXCLUSIVITY

4.1 Exclusivity. Article 5 of the Master Collaboration Agreement shall apply to the Parties’ activities under this Celgene Lead Co-Co Agreement, in each case to the extent applicable to the Celgene Co-Co Program that is the subject of this Celgene Lead Co-Co Agreement, for the time periods, and to the extent expressly set forth therein.

ARTICLE 5

FINANCIAL TERMS

5.1 Option Exercise and Designation Payments. In partial consideration for the rights and licenses granted by Celgene pursuant to this Celgene Lead Co-Co Agreement, in connection with the execution of this Celgene Lead Co-Co Agreement:

5.1.1 Internally Developed Programs. If the Celgene Co-Co Program for which Juno exercises the Option is (a) [***], or (b) [***], then Juno shall pay to Celgene the amount set forth in Paragraph 1(a) or Paragraph 1(b), as applicable, of Exhibit C in accordance with the payment terms set forth therein.

5.1.2 BD Programs.

(a) If the Celgene Co-Co Program is an [***], then Juno shall pay to Celgene the amount set forth in Paragraph 1(c) of Exhibit C in accordance with the payment terms set forth therein; and

(b) If the Celgene Co-Co Program is a [***], then Juno shall pay to Celgene the amount set forth in Paragraph 1(e) of Exhibit C in accordance with the payment terms set forth therein.

5.2 Profit & Loss Share for Celgene Program Co-Co Product. The Parties will share in Operating Profits or Losses with respect to Celgene Program Co-Co Products in the Territory as follows:

5.2.1 [***] Program Share. Where the Celgene Program Co-Co Products

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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arose from (a) a Celgene Program for which Juno exercised the Option pursuant to Section 3.1.3 of the Master Collaboration Agreement, or (b) [***] for which Juno exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement (collectively “Celgene Co-Co Internal Programs”), Celgene will bear (and be entitled to) seventy percent (70%), and Juno will bear (and be entitled to) thirty percent (30%) of such Operating Profits or Losses with respect to Development and Commercialization of Celgene Program Co-Co Products in the Territory (each Party’s share of Operating Profits or Losses, the “Celgene Internal Program Profit & Loss Share”).

5.2.2 Celgene Co-Co BD Program Share. Subject to Section 5.2.3, if the Celgene Program Co-Co Products arose from (a) [***] for which Juno exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement, (b) [***] offered by Juno [***] and for which Celgene exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement, (c) [***] for which Juno exercised a BD Option pursuant to Section 2.2.1 of the Master Collaboration Agreement, or (d) [***] and for which Celgene exercised a BD Option pursuant to Section 2.2.1 of the Master Collaboration Agreement (collectively such Programs in (a) through (d) the “Celgene Co-Co BD Programs”), Celgene will bear (and be entitled to) [***], and Juno will bear (and be entitled to)[***] of such Operating Profits or Losses with respect to Development and Commercialization of Celgene Program Co-Co Products in the Territory (each Party’s share of such Operating Profits or Losses, the “Celgene Co-Co BD Program Profit & Loss Share”).

5.2.3 [***] Programs. Notwithstanding Section 5.2.2, solely with respect to a Celgene Co-Co BD Program that falls within [***], if, at the time Juno or Celgene, as applicable, [***] for such Celgene Co-Co BD Program, [***], then (a) for Celgene Program Co-Co Products [***] such Celgene Co-Co BD Program (the “[***]”), the Celgene Co-Co BD Program Profit & Loss Share shall apply, and (b) for Celgene Program Co-Co Products [***] other than the [***], the [***] shall apply.

5.2.4 Reporting. Procedures for reporting of actual results on a Calendar Quarter basis, review and discussion of potential discrepancies, reconciliation on a Calendar Quarter basis, reasonable forecasting, and other finance and accounting matters, are set forth in Exhibit D, and to the extent not set forth in Exhibit D, will be established by the JCC, subject to Section 5.4.3.

5.3 Discounted Sales. It is possible that a Celgene Program Co-Co Product could be included as part of a package of products offered to customers by either Party or its Affiliates or Sublicensees, and that discounts on packages including a Celgene Program Co-Co Product (a “Package”) may be offered in the Territory. Neither Celgene, its Affiliates nor Sublicensees shall discount the price of a Celgene Program Co-Co Product sold as part of a Package [***].

5.4 Additional Payment Terms.

5.4.1 Accounting. All payments hereunder shall be made in the United States in U.S. Dollars by wire transfer to a bank in the U.S. designated in writing by Celgene (with respect to payments under this Article 5), or the receiving Party. Conversion of sales recorded in local currencies to Dollars shall be performed in a manner consistent with [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.4.2 Late Payments. Any payments or portions thereof due hereunder that are not paid on the date such payments are due under this Celgene Lead Co-Co Agreement shall bear interest at an annual rate equal to the lesser of: (a) [***], or any successor thereto, at 12:01 a.m. on the first day of each Calendar Quarter in which such payments are overdue or (b) the maximum rate permitted by applicable Law; in each case calculated on the number of days such payment is delinquent, compounded monthly.

5.4.3 Tax Withholding.

(a) The Parties acknowledge that the rights and obligations imposed on each of them pursuant to this Celgene Lead Co-Co Agreement that [***] Rights (as defined in Exhibit H)] to the Celgene Program Co-Co Candidates, Celgene Program Co-Co Products and Celgene Program Co-Co Diagnostic Products and the [***] in connection therewith, [***], and the Parties shall act in accordance with Exhibit H. By execution of this Celgene Lead Co-Co Agreement, the Parties hereto intend that the [***], which shall be reflected in the [***] for each such region in accordance with Section 9.4.1(e)(i) of the Master Collaboration Agreement.

(b) Each Party shall be entitled to deduct and withhold from any amounts payable under this Celgene Lead Co-Co Agreement (or allocable to another Party pursuant to Section 1.6 of Exhibit H) such taxes as are required to be deducted or withheld therefrom under any provision of applicable Law. The Party that is required to make such withholding (the “Paying Party”) will: (i) deduct those taxes from such payment, (ii) timely remit the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of tax payment to the recipient Party (the “Payee Party”) on a timely basis following that tax payment; provided, however, that before making any such deduction or withholding, the Paying Party shall give the Payee Party notice of the intention to make such deduction or withholding (such notice, which shall include the authority, basis and method of calculation for the proposed deduction or withholding, shall be given at least a reasonable period of time before such deduction or withholding is required, in order for such Payee Party to obtain reduction of or relief from such deduction or withholding); and provided, further, that in the event the relevant withholding tax is imposed with respect to an amount allocable pursuant to Section 1.6 of Exhibit H but the amount of any cash payment otherwise due to the Payee Party is either unavailable or insufficient for the Paying Party to be able to deduct the full amount of such withholding taxes, the Payee Party shall indemnify the Paying Party from and against such withholding taxes. Each Party agrees to cooperate with the other Parties in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect to ensure that any amounts required to be withheld pursuant to this Section 5.4.3(b) are reduced in amount to the fullest extent permitted by applicable Laws. In addition, the Parties shall cooperate in accordance with applicable Laws to [***]) in connection with this Celgene Lead Co-Co Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(c) In the event that a liability is imposed by a taxing authority upon the Paying Party in respect of a failure to withhold on an amount payable under this Celgene Lead Co-Co Agreement, the Payee Party shall indemnify and hold harmless the Paying Parties from any and all liabilities, claims and losses with respect to such failure to withhold, provided that (1) the Paying Party shall notify the Payee Party promptly upon the receipt of any claim from a taxing authority which might give rise to an indemnification under this Section 5.4.3(c) (although the Paying Party’s delay in promptly notifying the Payee Party shall only reduce the Payee Party’s liability to indemnify the Paying Party to the extent that the Payee Party is prejudiced by such delay); (2) the Payee Party shall be entitled to participate, at its own expense, and with counsel of its choosing, in the defense of any claim which may give rise to liability under this Section 5.4.3(c); and (3) the Paying Party may not settle any liability with a taxing authority, to the extent such settlement would create a liability for the Payee Party under this Section 5.4.3(c), without the prior written consent of the Payee Party, which consent will not be unreasonably withheld, conditioned or delayed.

ARTICLE 6

INTELLECTUAL PROPERTY

6.1 License.

6.1.1 Licenses to Juno. Subject to the terms and on the conditions set forth in this Celgene Lead Co-Co Agreement, and solely with respect to the Celgene Program Co-Co Candidates, Celgene Program Co-Co Products and Celgene Program Co-Co Diagnostic Products that are the subject of this Celgene Lead Co-Co Agreement, Celgene hereby grants and shall cause (within [***] after the Celgene Lead Co-Co Agreement Effective Date) its Affiliates to grant to Juno: (a) a non-exclusive, royalty-free right and license, with the right to grant sublicenses [***] (subject to Section 6.1.3), under (i) the Celgene Program Co-Co IP, (ii) Celgene’s and its Affiliates’ rights in the Collaboration IP, and (iii) Celgene’s and its Affiliates’ interest in the Joint Collaboration IP, and (b) a non-exclusive, royalty-free right and license, with the right to grant sublicenses (subject to Section 6.1.3), under Patents and Know-How [***]; in each case of (a) and (b) [***] (1) for Research and Development activities with respect to Celgene Program Co-Co Candidates, Celgene Program Co-Co Products and Celgene Program Co-Co Diagnostic Products in the Field in the Territory [***] Juno in the applicable Celgene Co-Co Development Plan, (2) if Juno has delivered a Juno Co-Commercialization Notice pursuant to Section 3.1.2 or exercised its Commercialization Opt-In Right for the Major EU Market Countries pursuant to Section 3.1.3, to conduct Commercialization Activities that [***] Celgene Co-Co Commercialization Plan for [***], to Manufacture and/or have Manufactured Celgene Program Co-Co Candidates, Celgene Program Co-Co Products and/or Celgene Program Co-Co Diagnostic Products that are [***] Products. Celgene shall [***] upon written notice to Juno [***]; provided that (a) [***], (b) [***], and (c) [***].

6.1.2 License to Celgene. Subject to the terms and on the conditions set forth in this Celgene Lead Co-Co Agreement, and solely with respect to the Celgene Program Co-Co Candidates, Celgene Program Co-Co Products and Celgene Program Co-Co Diagnostic Products that are the subject of this Celgene Lead Co-Co Agreement, Juno hereby grants and shall cause

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(within [***] after the Celgene Lead Co-Co Agreement Effective Date) its Affiliates to grant to Celgene: (a) an exclusive ([***] to Research, Develop, Manufacture and Commercialize Celgene Program Co-Co Candidates, Celgene Program Co-Co Products and Celgene Program Co-Co Diagnostic Products [***]), royalty-free right and license, with the right to grant sublicenses through multiple tiers (subject to Section 6.1.3), under (i) the Juno Relevant Co-Co IP, (ii) Juno’s and its Affiliates’ rights in the Collaboration IP, and (iii) Juno’s and its Affiliates’ interest in the Joint Collaboration IP, and (b) a non-exclusive, royalty-free right and license, with the right to grant sublicenses (subject to Section 6.1.3), under Patents and Know-How [***]; in each case of (a) and (b) [***] to conduct Research, Development, Manufacture ([***]) and Commercialization Activities for Celgene Program Co-Co Candidates, Celgene Program Co-Co Products, and Celgene Program Co-Co Diagnostic Products in the Field in [***], that are [***] in the applicable Celgene Co-Co Development Plan and/or Celgene Co-Co Commercialization Plan. Juno shall [***] upon written notice to Celgene [***]; provided that (a) [***], (b) [***], and (c) [***].

6.1.3 Sublicenses.

(a) Celgene shall have the right to grant sublicenses within the scope of the license granted to Celgene under Section 6.1.2 as follows: (i) with respect to the right and license granted to Celgene under Section 6.1.2(a), through multiple tiers, [***], (ii) with respect to the right and license granted to Celgene under 6.1.2(b), [***], and (iii) otherwise [***].

(b) Juno shall have the right to grant sublicenses within the scope of the license granted to Juno under Section 6.1.1 as follows: (i) with respect to the right and license granted to Juno under Section 6.1.1(a), through multiple tiers, [***], (ii) with respect to the right and license granted to Juno under Section 6.1.1(b), [***], and (iii) otherwise [***].

(c) Each sublicense granted by either Party under this Section 6.1.3 shall be subject to and consistent with the terms and conditions of this Celgene Lead Co-Co Agreement. If a Party grants a sublicense under Section 6.1.3(a)(ii) or (iii) or under Section 6.1.3(b)(ii) or (iii), it shall [***].

6.1.4 Rights Retained by the Parties. For purposes of clarity, each Party retains the rights under Know-How and Patents Controlled by such Party not expressly granted to the other Party pursuant to this Celgene Lead Co-Co Agreement.

6.1.5 No Implied Licenses. Except as explicitly set forth in this Celgene Lead Co-Co Agreement, neither Party shall be deemed by estoppel or implication to have granted the other Party any license or other right to any intellectual property of such Party.

6.1.6 Section 365(n) of the Bankruptcy Code. All licenses granted under this Celgene Lead Co-Co Agreement are deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined in Section 91 of such Code. Each Party, as licensee, may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, if a Party elects to retain its rights as a licensee under any Bankruptcy Code, such Party shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology. Such embodiments of the technology shall be delivered to the licensee Party not later than: (a) the commencement of

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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bankruptcy proceedings against the licensor, upon written request, unless the licensor elects to perform its obligations under this Celgene Lead Co-Co Agreement, or (b) if not delivered under Section 6.1.6(a), upon the rejection of this Celgene Lead Co-Co Agreement by or on behalf of the licensor, upon written request. Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this Celgene Lead Co-Co Agreement for purposes of Section 365(n) of the Bankruptcy Code.

6.2 Ownership.

6.2.1 Inventorship. Inventorship of Inventions shall be determined by application of U.S. patent law pertaining to inventorship.

6.2.2 Ownership. Ownership of Inventions and intellectual property rights therein arising from each of the Parties’ activities under this Celgene Lead Co-Co Agreement shall be determined in accordance with Sections 7.2.2, 7.2.3, 7.2.4 and 7.2.5 of the Master Collaboration Agreement.

6.2.3 Cooperation and Allocation. Sections 7.2.6, 7.2.7 and 7.2.8 of the Master Collaboration Agreement shall apply to all Inventions and intellectual property rights therein, that arise in whole or in part as a result of the Parties’ activities under this Celgene Lead Co-Co Agreement.

6.3 Prosecution and Maintenance of Patents. Subject to Section 6.7, Prosecution and Maintenance of all Patents directed to any Inventions [***] this Celgene Lead Co-Co Agreement shall be carried out in accordance with Section 7.3 of the Master Collaboration Agreement. Additionally, Celgene shall keep Juno informed as to [***] with respect to the Prosecution and Maintenance of Patents licensed to Juno under Section 6.1.1(a), and Juno shall keep Celgene informed as to [***] with respect to the Prosecution and Maintenance of Patents licensed to Celgene under Section 6.1.2(a). Celgene [***] with respect to any Patent Controlled by Celgene licensed to Juno under Section 6.1.1(a), and Juno shall [***] with respect to any Patent Controlled by Juno licensed to Celgene under Section 6.1.2(a).

6.4 Defense of Claims Brought by Third Parties.

6.4.1 Notice. If a Party becomes aware of any actual or potential claim alleging that the Research, Development, Manufacture or Commercialization of the Celgene Program Co-Co Target, any Celgene Program Co-Co Candidate, any Celgene Program Co-Co Product or any Celgene Program Co-Co Diagnostic Product, does (or would if carried out) infringe the intellectual property rights of any Third Party anywhere in the North America Territory or the ROW Territory, such Party shall [***]. In any such instance, the Parties shall [***].

6.4.2 Costs. The costs and expenses incurred by the Parties in connection with defense of any claim described in Section 6.4.1 shall be [***], unless otherwise agreed in writing by the Parties.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.5 Enforcement of Patents.

6.5.1 Notice. If any Party learns of an infringement or suspected or threatened infringement by a Third Party with respect to any Patent licensed to Celgene pursuant to Section 6.1.2 or any Patent licensed to Juno pursuant to Section 6.1.1, including actual or alleged infringement under 35 USC §271(e)(2) that is or would be infringing activity involving the using, making, importing, offering for sale or selling of compounds or products that are substantially the same as Celgene Program Co-Co Candidates, Celgene Program Co-Co Products or Celgene Program Co-Co Diagnostic Products (“Celgene Program Co-Co Competitive Infringement”), such Party shall [***] such Celgene Program Co-Co Competitive Infringement. For any Celgene Program Co-Co Competitive Infringement, each Party shall [***].

6.5.2 Scope of Enforcement Rights. As between the Parties, and subject to Sections 6.7 and 6.8:

(a) Notwithstanding anything to the contrary herein, with respect to any Celgene Program Co-Co Competitive Infringement in the [***], Celgene shall have the [***] to enforce any Patent Controlled by Celgene or its Affiliates that (a) is within the [***] Celgene Program Co-Co Candidates, Celgene Program Co-Co Products or Celgene Program Co-Co Diagnostic Products, (b) is within the [***] Celgene Program Co-Co Candidates, Celgene Program Co-Co Products or Celgene Program Co-Co Diagnostic Products.

(b) Celgene shall have the [***] right, [***], to institute, prosecute, and control any action or proceeding with respect to any Celgene Program Co-Co Competitive Infringement occurring in the [***] of any Patents that [***], and are included in (i) [***], and/or (ii) [***], the “Celgene Program Co-Co Product Patent(s)”);

(c) With respect to any Patent Controlled by [***] or its Affiliates that (i) [***] one or more Celgene Program Co-Co Candidates, Celgene Program Co-Co Products, or Celgene Program Co-Co Diagnostic Products and is included in (A) the [***] (excluding [***]) and that [***], or (B) the [***], or (ii) that [***]) one or more Celgene Program Co-Co Candidates, Celgene Program Co-Co Products, or Celgene Program Co-Co Diagnostic Products, and is included in [***] and that also [***], then in each of (i) and (ii), if [***] wishes to institute, prosecute, and control any action or proceeding with respect to any Celgene Program Co-Co Competitive Infringement occurring in Territory, it shall so notify [***], prior to [***] to institute, prosecute or control such Celgene Program Co-Co Competitive Infringement, [***] whether or not [***] should have the right to bring such action or proceeding. [***] shall institute, prosecute or control any such action or proceeding with respect to any Celgene Program Co-Co Competitive Infringement of the Patents described in this Section 6.5.2(c) unless [***].

(d) [***] shall not have the right, to institute, prosecute, or control any action or proceeding with respect to any Celgene Program Co-Co Competitive Infringement in the [***] of any Patent Controlled by [***] (or its Affiliates that is (i) within the [***], and/or (ii) within the [***] and which [***], and that [***]. [***] may request in writing that [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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consent to [***] institution, prosecution or control of any such action or proceeding with respect to any such Patent described in this Section 6.5.2(d)(i)—(iii). If [***] receives any such request, the Parties [***] regarding whether or not [***] will agree to grant [***] the right to institute, prosecute or control such action or proceeding, provided that [***] may [***].

(e) Unless otherwise agreed by the parties, and subject to Sections 6.5.1(a) and 6.5.3, any rights granted to Celgene to institute, prosecute, and control any action or proceeding with respect to any Celgene Program Co-Co Competitive Infringement under Sections 6.5.2(b)—(d) are, in each case, by counsel of Celgene’s own choice, in Celgene’s own name and under Celgene’s direction and control, provided that with respect to any such action or proceeding in relation to Celgene Program Co-Co Candidates, Celgene Program Co-Co Products or Celgene Program Co-Co Diagnostic Products, Celgene shall [***], in such action, and shall [***]. The foregoing right of Celgene shall include, if applicable, the right to perform, with respect to such actions with respect to Celgene Program Co-Co Competitive Infringement in [***] actions of a reference product sponsor or equivalent set forth in the Hatch-Waxman Act or Public Health Service Act, (or any ex-U.S. equivalent of the either of the foregoing), and if Celgene is limited in performing such actions, Juno shall reasonably cooperate to enable Celgene to perform such actions.

6.5.3 Timing. Celgene, with respect to action or proceeding for any Celgene Program Co-Co Competitive Infringement of any Celgene Program Co-Co Product Patent (each action or proceeding, a “Celgene Program Co-Co Enforcement Proceeding”), will have a period of [***] after its receipt or delivery of notice and evidence pursuant to Section 6.5.1 or receipt of written notice from a Third Party that reasonably evidences Celgene Program Co-Co Competitive Infringement, to elect to so enforce such Celgene Program Co-Co Product Patent in the applicable jurisdiction (or to settle or otherwise secure the abatement of such Celgene Program Co-Co Competitive Infringement), provided however, that such period will be (a) more than [***] to the extent applicable Law prevents earlier enforcement of such Celgene Program Co-Co Product Patent (such as the enforcement process set forth in or under the Hatch-Waxman Act or Public Health Service Act, or any ex-U.S. equivalent of the either of the foregoing)), and provided further that if such period is extended because applicable Law prevents earlier enforcement, the enforcing Party shall have until the date that is [***] following the date upon which applicable Law first permits such Celgene Program Co-Co Enforcement Proceeding, and (b) less than [***] to the extent that a delay in bringing such Celgene Program Co-Co Enforcement Proceeding against such alleged Third Party infringer would limit or compromise the remedies (including monetary relief, and stay of regulatory approval) available against such alleged Third Party infringer. In the event Celgene [***] before the first to occur of (i) the expiration of the applicable period of time set forth in the preceding subsections (a) and (b), or (ii) [***] before the expiration of any time period under applicable Law, that would, if a Celgene Program Co-Co Enforcement Proceeding was not filed within such time period, limit or compromise the remedies available from such Celgene Program Co-Co Enforcement Proceeding, it will [***] and in the case where Juno then [***] the applicable Celgene Program Co-Co Product Patent with respect to such Celgene Program Co-Co Competitive Infringement in the applicable jurisdiction, Juno will thereafter have[***] to enforce the applicable Celgene Program Co-Co Product Patent (such action, a “Celgene Program Co-Co Step-In Proceeding”) at Juno’s expense.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.5.4 Sole Enforcement and Defense for [***]. Notwithstanding anything to the contrary herein, with respect to any Celgene Program Co-Co Competitive Infringement:

(a)	[***]; and

(b)	[***].

6.5.5 Right to Participate; Joinder. The non-enforcing Party in relation to any enforcement action or proceeding set forth in Section 6.5.2 will have the right, by counsel of its choice, to be represented in, or participate in any such action or proceeding. In the case of any Celgene Program Co-Co Enforcement Proceeding or Celgene Program Co-Co Step-In Proceeding, at the enforcing Party’s written request, (subject to Section 6.5.8), the other Party will join any such action or proceeding as a party and will use Commercially Reasonable Efforts to cause any Third Party as necessary to join such action or proceeding as a party if doing so is necessary for the purposes of establishing standing or is otherwise required by applicable Law to pursue such action or proceeding. All time periods set forth in Section 6.5.3 shall be subject to applicable Law, which may prevent earlier enforcement.

6.5.6 Cooperation. In addition to the obligations set forth in Sections 6.5.2 and 6.5.4, each other Party will provide to the Party enforcing any such rights under Sections 6.5.2 reasonable assistance and cooperation in such enforcement, at such enforcing Party’s request and expense. The enforcing Party will keep the other Party regularly informed of the status and progress of such enforcement efforts. The Parties will coordinate any Celgene Program Co-Co Enforcement Proceeding through the Patent Committee. Each Party bringing any action or proceeding in accordance with this Section 6.5 shall have an obligation to consult with the other Party and will take comments of such other Party into good faith consideration with respect to the infringement, claim construction, or defense of the validity or enforceability of any claim in any Patent that is the subject of such proceeding, provided that the foregoing shall not apply to any such action or proceeding as it relates to [***]. Only with respect to any Patent within the [***] that [***] Celgene Program Co-Co Product [***], Celgene Program Co-Co Candidate [***] Celgene Program Co-Co Diagnostic Product [***], the Parties shall [***].

6.5.7 Third Party Rights. Notwithstanding Sections 6.5.2 through 6.5.5, Each Party’s rights to enforce a Patent pursuant to this Section 6.5, or to Defend against a challenge in any action or proceeding described in Section 6.4, shall be subject to the applicable provisions of any agreements between such Party and its licensor(s) of such Patent, if any. In the event of any conflict between this Section 6.5 and such other agreements between a Party (and/or its Affiliates) and its/their licensor(s), the provisions of such other agreements shall control.

6.5.8 Inter Partes Review and Re-Examination Proceedings. If either Party becomes aware of any actual or potential inter partes review, re-examination or post grant review proceedings (but excluding [***], such Party shall so notify the other Party. The Party having

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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the right to bring an enforcement action pursuant to this Section 6.5 with respect to such Patent shall have the right to assume responsibility for the Defense thereof, with the other Party having backup rights therefor to the extent provided to such Party in the context of an action to enforce such Patent, with the costs of such action [***]. If neither Party has a right to bring an enforcement action pursuant to this Section 6.5 with respect to such Patent, then the Party Controlling such Patent shall have the right to assume responsibility for the Defense thereof.

6.5.9 Settlement. A settlement or consent judgment or other voluntary final disposition of a suit or proceeding under this Section 6.5 may be [***]; provided, however, that any such settlement, consent judgment or other disposition of any action or proceeding by the Party under this Section 6.5 shall not, without the consent of such other Party, (a) [***] the Party not bringing or Defending such action or proceeding, (b) include the [***] the Party not bringing or Defending such action or proceeding [***], (c) [***] the Party not bringing or Defending such action or proceeding, or (d) [***] such Party not bringing or Defending such action or proceeding [***].

6.5.10 Costs and Recoveries. Except as otherwise set forth in this Section 6.5, each Party shall [***] in connection with its activities under this Section 6.5. If a Party commences a Celgene Program Co-Co Enforcement Proceeding or any other action or proceeding with respect to any Celgene Program Co-Co Competitive Infringement occurring in the Territory or Defends an action described in Section 6.4, it shall [***] for such action or proceeding. All [***] incurred by either Party in pursuing any Celgene Program Co-Co Enforcement Proceeding in accordance with this Section 6.5 shall be [***]. Any damages or other monetary awards recovered in any action, suit or proceeding brought under this Section 6.5 shall be shared as follows:

(a) The amount of such damages or other sums actually received by the Party controlling such action shall first be subject to Article 7, and then shall be applied to reimburse all out-of-pocket costs and expenses incurred by each Party directly in connection with such action (including, for this purpose, [***]), and if such recovery is insufficient to cover all such costs and expenses of both Parties, it shall be [***]; and

(b) any remaining proceeds in case of suits with respect to a Celgene Program Co-Co Enforcement Proceeding any other action or proceeding with respect to any Celgene Program Co-Co Competitive Infringement occurring in the Territory relating to any Celgene Program Co-Co Product, Celgene Program Co-Co Candidate or Celgene Program Co-Co Diagnostic Product under this Section 6.5 shall be [***].

6.6 Patent Term Extensions. If, during the Celgene Co-Co Term, either Party wishes to apply for or obtain any patent term extensions, restorations, or supplementary protection certificates (in each case based on delays or activities associated with seeking Regulatory Approval) under applicable Laws (such extensions, restorations and certificates, collectively, “Patent Term Extension”) for a Patent [***] (“Celgene Program Co-Co Covering Patent”), in the North America Territory or the ROW Territory, the following shall apply:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(a) Subject to Sections 6.6(b) and (c), if such Celgene Program Co-Co Covering Patent is a [***], Section 7.6 of the Master Collaboration Agreement shall apply to determine whether such Patent Term Extension shall be sought or obtained, provided that if the Parties are unable to reach mutual agreement regarding whether to seek or obtain such Patent Term Extension, (i) if [***], then notwithstanding anything to the contrary in Section 7.6 of the Master Collaboration Agreement, [***] shall have the right to make the final decision as to whether such Patent Term Extension shall be sought or obtained; and (ii) otherwise, notwithstanding anything to the contrary in Section 7.6 of the Master Collaboration Agreement, [***] seek or obtain a Patent Term Extension for such Celgene Program Co-Co Covering Patent [***].

(b) Notwithstanding anything to the contrary herein or in the Master Collaboration Agreement, for any Celgene Program Co-Co Covering Patent that is [***], [***] Patent Term Extension shall be sought or obtained by [***].

(c) Notwithstanding anything to the contrary herein or in the Master Collaboration Agreement, Juno shall have no right to seek or obtain Patent Term Extension, [***], for any Patent Covering or claiming [***]; and [***] Patent Term Extension, [***], for any Patent Covering or [***].

6.7 [***]. Notwithstanding anything to the contrary in Sections 6.3 through 6.6, or in the Master Collaboration Agreement, (a) [***] and (b) [***].

6.8 [***] Patents. Section 7.8 of the Master Collaboration Agreement shall apply.

6.9 Regulatory Data Protection. To the extent required or permitted by applicable Law, Celgene will use Commercially Reasonable Efforts to promptly, accurately and completely list, with the applicable Regulatory Authorities in a given country during the Celgene Co-Co Term, all applicable Patents for any Celgene Program Co-Co Product that Celgene [***], Commercialize, such listings to include all so called “Orange Book” listings required under the U.S. Hatch-Waxman Act or the equivalent thereof outside of the U.S., if applicable. Prior to such listings, the Parties [***] applicable Patents. Notwithstanding the preceding sentence, Celgene will [***] as to the listing of all applicable Patents for such Celgene Program Co-Co Product, regardless of [***] such Patent.

6.10 Third Party Licenses. If, at any time during the Celgene Co-Co Term, a Party [***] that any Third Party intellectual property rights [***] the Development, Manufacture or Commercialization of any Celgene Program Co-Co Product or Celgene Program Co-Co Candidate, that is the subject of Research, Development, Manufacture and/or Commercialization efforts under this Celgene Lead Co-Co Agreement, then such Party [***], and Section 7.9 of the Master Collaboration Agreement shall apply. Any amounts due pursuant to any agreement entered into pursuant to Section 7.9 of the Master Collaboration Agreement [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ARTICLE 7

UPSTREAM AGREEMENTS

7.1 Upstream Obligations. Each Party acknowledges and agrees that all licenses granted under this Celgene Lead Co-Co Agreement, to the extent they constitute sublicenses under intellectual property rights owned by a Third Party and licensed or sublicensed to a Party under a Juno Upstream Agreement or a Celgene Upstream Agreement, as applicable, and licensed to the other Party pursuant to this Celgene Lead Co-Co Agreement are subject to the relevant terms and conditions of the Celgene Upstream Agreements and/or the Juno Upstream Agreements, as applicable. Any exclusive licenses that are granted under this Celgene Lead Co-Co Agreement that constitute sublicenses under the Celgene Upstream Agreements or the Juno Upstream Agreements, as applicable, are exclusive only to the extent of the exclusive nature of the license granted to Celgene or Juno, as applicable, under the Celgene Upstream Agreements or the Juno Upstream Agreements, as applicable.

ARTICLE 8

INDEMNIFICATION; INSURANCE

8.1 Indemnification by Juno. Juno shall indemnify, defend and hold harmless the Celgene Indemnitees, from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, any Claim based upon:

(a) the [***] under this Celgene Lead Co-Co Agreement; or

(b) any [***] this Celgene Lead Co-Co Agreement;

provided however that in each case, such indemnity [***].

8.2 Indemnification by Celgene. Celgene shall indemnify, defend and hold harmless the Juno Indemnitees, from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, any Claim based upon:

(a) the [***] under this Celgene Lead Co-Co Agreement;

(b) any [***] this Celgene Lead Co-Co Agreement;

(c) any [***], in each case, resulting from any of the foregoing activities described in this Section 8.2(c);

provided however that in each case, such indemnity [***].

8.3 Notice of Claims. A Claim to which indemnification applies under Section 8.1 or Section 8.2 shall be referred to herein as an “Indemnification Claim.” If the Indemnitee intends to claim indemnification under this Article 8, the Party claiming indemnification (the “Indemnitee”) shall notify the indemnifying Party (the “Indemnitor”) in writing, promptly upon becoming aware of an Indemnification Claim, describing in reasonable detail the facts

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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giving rise to the Indemnification Claim; provided, that an Indemnification Claim in respect of any action at law or suit in equity by or against a Third Party as to which indemnification shall be sought shall be given promptly after the action or suit is commenced (provided that the Indemnitee is aware of such commencement); and provided further, that the failure by an Indemnitee to give such notice shall not relieve the Indemnitor of its indemnification obligation under this Celgene Lead Co-Co Agreement except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice.

8.4 Indemnification Procedures. If an Indemnitee receives written notice of a Claim that the Indemnitee believes may result in a claim for indemnification under this Article 8, such Indemnitee shall deliver an Indemnification Claim to the Indemnitor in accordance with the provisions of Section 8.3. If the [***], then the Indemnitor shall have the right to assume and control the defense of the Claim, at its own expense with counsel selected by it and reasonably acceptable to the Indemnitee, by delivering written notice of its assumption of such defense to the Indemnitee within [***] of its receipt of notice of such Claim from the Indemnitor (but the Indemnitor shall in any event have the right to assume and control the defense of a Claim that [***], whichever is first); provided, however, that the Indemnitee shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the Indemnitor, if (a) representation of the Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflict of interests between such Indemnitee and Indemnitor, (b) the Indemnitor has failed within a reasonable time to retain counsel, (c) the Indemnitee shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnitor, or (d)[***]. If the Indemnitor assumes and controls the defense of such Claim, the Indemnitor shall keep the Indemnitee reasonably apprised of the status of the Claim and the Indemnitee shall be entitled to otherwise monitor such Claim at its sole cost and expense. If the Claim [***] against or from the Indemnitee or if the Indemnitor does not assume the defense of the Claim as described in this Section 8.4, the Indemnitee shall be permitted to assume and control the defense of such Claim (but shall have no obligation to do so) and in such event shall be entitled to settle or compromise the Indemnification Claims in its sole and reasonable discretion, provided that if the Indemnitee is entitled to assume the defense of the Claim pursuant to this Section 8.4 solely because the Claim [***] against or from the Indemnitee, then the Indemnitee shall not settle or compromise such Indemnification Claims in any manner that involves [***] without the prior written consent of the Indemnitor, which consent the Indemnitor shall not unreasonably withhold, condition or delay. If the Indemnitor has assumed and controls the defense of the Claim in accordance with this Section 8.4, (i) the Indemnitee shall not settle or compromise the Indemnification Claim without the prior written consent of the Indemnitor, such consent not to be unreasonably withheld, conditioned or delayed and (ii) the Indemnitor shall not settle or compromise the Indemnification Claim in any manner that would result in the payment of amounts by the Indemnitee, impose any other obligation on the Indemnitee or otherwise have an adverse effect on the Indemnitee’s rights or interests (including any rights under this Celgene Lead Co-Co Agreement or the Equity Purchase Agreement or the scope or enforceability of any Patents or Know-How licensed by one Party to another Party pursuant to this Celgene Lead Co-Co Agreement or any other Development & Commercialization Agreement, or the Master

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Collaboration Agreement), without the prior written consent of the Indemnitee. In each case, the Party that is not controlling the defense of any Claim shall reasonably cooperate with the Party that is controlling the defense of such Claim, at the non-controlling Party’s expense and shall make available to the controlling Party all pertinent information under the control of the non-controlling Party, which information shall be subject to Article 8 of the Master Collaboration Agreement. Each Party shall use commercially reasonable efforts to avoid production of Confidential Information of the other Party (consistent with applicable Law and rules of procedure), and to cause all communications among employees, counsel and other representatives of such Party to be made so as to preserve any applicable attorney-client or work-product privileges.

8.5 Celgene Co-Co Program Administration Liabilities. In the event that either Party (a) incurs any [***] relating thereto, or (b) is required to [***] (collectively “Celgene Program Co-Commercialization Territory Administration” of such Celgene Program Co-Co Product, and such liabilities in (a) and (b) the “Celgene Program Co-Commercialization Territory Administration Liabilities”), such Celgene Program Co-Commercialization Territory Administration Liabilities arising from or occurring as a result of the performance, [***], of the Development, Manufacture or Commercialization of Celgene Program Co-Co Product for Celgene Program Co-Commercialization Territory Administration in accordance with this Celgene Lead Co-Co Agreement will be [***] will not include Co-Commercialization Territory Administration Liabilities of a Party or its Affiliates: (i) that are caused by [***]; (ii) incurred with respect to or allocable to [***]; or (iii) that are subject to [***], respectively, that would otherwise be [***], then Celgene Program Co-Commercialization Territory Administration Liabilities incurred by Celgene or Juno in connection with [***] will [***]

8.6 LIMITATION OF LIABILITY. EXCEPT (A) FOR A BREACH OF [***] OR (B) FOR CLAIMS THAT ARE SUBJECT TO INDEMNIFICATION UNDER THIS ARTICLE 8 OR (C) FOR DAMAGES DUE TO THE [***] OF THE LIABLE PARTY, NEITHER CELGENE NOR JUNO, NOR ANY OF THEIR RESPECTIVE AFFILIATES WILL BE LIABLE TO THE OTHER PARTY TO THIS CELGENE LEAD CO-CO AGREEMENT OR ITS AFFILIATES FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE OR EXEMPLARY DAMAGES OR LOST PROFITS OR LOST DATA, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

ARTICLE 9

CELGENE CO-CO TERM AND TERMINATION

9.1 Celgene Co-Co Term; Expiration.

9.1.1 This Celgene Lead Co-Co Agreement shall become effective on the Celgene Lead Co-Co Agreement Effective Date and, unless earlier terminated pursuant to this

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Article 9, shall remain in effect until the Parties [***] Develop and Commercialize all Celgene Program Co-Co Development Candidates, Celgene Program Co-Co Products and Celgene Program Co-Co Diagnostic Products (the “Celgene Co-Co Term”).

9.2 Termination Without Cause. At any time during the Celgene Co-Co Term, Juno shall have the right, at its sole discretion, to terminate this Celgene Lead Co-Co Agreement in its entirety, upon [***] prior written notice to Celgene hereunder; it being understood and agreed that Juno shall be entitled to terminate upon [***] written notice at any time it reasonably determines that such termination is necessary to comply with any Antitrust Law.

9.3 Termination for Breach.

9.3.1 Termination by Either Party for Breach.

(a) Subject to certain variations set forth in Section 9.3.2 with respect to a material breach by either Party of its obligation to use Commercially Reasonable Efforts pursuant to Section 2.2.2, this Celgene Lead Co-Co Agreement and the rights granted herein may be terminated by either Party for the material breach by the other Party of this Celgene Lead Co-Co Agreement, [***], provided, that the breaching Party has not cured such breach within [***] ([***], in the case of the breaching Party’s payment obligations under this Celgene Lead Co-Co Agreement, or the time period provided in Section 9.3.2 with respect to a material breach by a Party of its obligation to use Commercially Reasonable Efforts) (the “Cure Period”) after the date of written notice to the breaching Party of such breach, which notice shall describe such breach in reasonable detail and shall state the non-breaching Party’s intention to terminate this Celgene Lead Co-Co Agreement pursuant to this Section 9.3.1. Notwithstanding the preceding sentence, the Cure Period for any allegation made in good faith as to a material breach under this Celgene Lead Co-Co Agreement will run from the [***]; and

(b) Any termination of this Celgene Lead Co-Co Agreement under this Section 9.3.1 shall become effective at the end of the Cure Period, unless the breaching Party has cured any such breach or default prior to the expiration of such Cure Period, or, if such breach is not susceptible to cure within the Cure Period, then, the non-breaching Party’s right of termination shall be [***]. The Parties understand and agree that [***] for purposes of determining [***].

9.3.2 Additional Procedures for Termination by a Party for Failure of the other Party to Use Commercially Reasonable Efforts. If either Party wishes to exercise its right to terminate this Celgene Lead Co-Co Agreement pursuant to Section 9.3.1 for the other Party’s material breach of its obligations to use Commercially Reasonable Efforts as set forth in Section 2.2.2, it shall provide to such other Party a written notice of its intent to exercise such right, which notice shall be labelled as a “notice of material breach for failure to use Commercially Reasonable Efforts,” and shall state the reasons and justification for such termination and [***]. For any such notice of breach given by a Party, the Cure Period shall be [***], and shall become effective in accordance with Section 9.3.1.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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9.3.3 Disagreement as to Material Breach. If the Parties reasonably and in good faith disagree as to whether there has been a material breach pursuant to Section 9.3.1, the Party that disputes that there has been a material breach may contest the allegation by referring such matter, within [***] following such notice of alleged material breach for resolution to the Executive Officers, who shall meet promptly to discuss the matter, and determine, within [***] following referral of such matter, whether or not a material breach has occurred pursuant to Section 9.2. If the Executive Officers are unable to resolve a dispute within such [***] period after it is referred to them, the matter will be resolved as provided in Section 12.7 of the Master Collaboration Agreement.

9.4 Termination for Patent Challenges.

9.4.1 Termination by Celgene for Patent Challenge. Celgene shall have the right to terminate this Celgene Lead Co-Co Agreement upon written notice if Juno or any of its Affiliates (as defined in Section 1.2(a) of the Master Collaboration Agreement) challenges the validity, scope or enforceability, or otherwise opposes any Patent included in the [***] that is licensed to Juno under this Celgene Lead Co-Co Agreement (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order); it being understood and agreed that Celgene’s right to terminate this Celgene Lead Co-Co Agreement under this Section 9.4 shall not apply to any Affiliate of Juno (as defined in Section 1.2(a) of the Master Collaboration Agreement) that first becomes such an Affiliate as a result of or after the effective date of a Business Combination involving Juno, where such new Affiliate was undertaking any of the activities described in the foregoing clause prior to such Business Combination; provided that Celgene’s right to terminate this Celgene Lead Co-Co Agreement under this Section 9.4 shall apply to such new Affiliate if Juno is the acquiror in such Business Combination and such new Affiliate does not terminate or otherwise cease such challenge or opposition within [***] after the effective date of such Business Combination. If a Sublicensee of Juno challenges the validity, scope or enforceability of or otherwise opposes any Patent included in [***] under which such Sublicensee is sublicensed, then Juno shall, [***] from Celgene, terminate such sublicense. For the avoidance of doubt, an action by Juno or any Affiliate (as defined in Section 1.2(a) of the Master Collaboration Agreement) in accordance with Article 7 of the Master Collaboration Agreement to amend claims within a pending patent application of Celgene during the course of Juno’s Prosecution and Maintenance of such pending patent application or in defense of a Third Party proceeding, or to make a negative determination of patentability of claims of a patent application of Celgene or to abandon a patent application of Celgene during the course of Juno’s Prosecution and Maintenance of such pending patent application, shall not constitute a challenge under this Section 9.4.

9.4.2 Termination by Juno for Patent Challenge. Juno shall have the right to terminate this Celgene Lead Co-Co Agreement upon written notice if Celgene or any of its Affiliates (as defined in Section 1.2(a) of the Master Collaboration Agreement) challenges the validity, scope or enforceability, or otherwise opposes any Patent included in the [***] that is licensed to Celgene under this Celgene Lead Co-Co Agreement (other than as may be necessary

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order); it being understood and agreed that Juno’s right to terminate this Celgene Lead Co-Co Agreement under this Section 9.4 shall not apply to any Affiliate of Celgene (as defined in Section 1.2(a) of the Master Collaboration Agreement) that first becomes such an Affiliate as a result of or after the effective date of a Business Combination involving Celgene, where such new Affiliate was undertaking any of the activities described in the foregoing clause prior to such Business Combination; provided that Juno’s right to terminate this Celgene Lead Co-Co Agreement under this Section 9.4 shall apply to such new Affiliate if Celgene is the acquiror in such Business Combination and such new Affiliate does not terminate or otherwise cease such challenge or opposition within [***] after the effective date of such Business Combination. If a Sublicensee of Celgene challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the [***] under which such Sublicensee is sublicensed, then Celgene shall, [***] from Juno, terminate such sublicense. For the avoidance of doubt, an action by Celgene or any of its Affiliates (as defined in Section 1.2(a) of the Master Collaboration Agreement) in accordance with Article 7 of the Master Collaboration Agreement to amend claims within a pending patent application of Juno during the course of Celgene’s Prosecution and Maintenance of such pending patent application or in defense of a Third Party proceeding, or to make a negative determination of patentability of claims of a patent application of Juno or to abandon a patent application of Juno during the course of Celgene’s Prosecution and Maintenance of such pending patent application, shall not constitute a challenge under this Section 9.4.

9.5 Termination for Bankruptcy. If either Party makes a general assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not dismissed, discharged, bonded or stayed within ninety (90) days after the filing thereof, the other Party may terminate this Celgene Lead Co-Co Agreement in its entirety, effective immediately upon written notice to such Party. In connection therewith, the provisions of Section 6.1.6 shall apply.

9.6 Termination for Breach of Standstill. Juno may terminate this Celgene Lead Co-Co Agreement immediately upon written notice to Celgene, in the event that Juno exercises its right to terminate this Celgene Lead Co-Co Agreement under Section 2.2 of the Voting and Standstill Agreement resulting in the termination of the Voting and Standstill Agreement (as defined in the Master Collaboration Agreement).

9.7 Effects of Expiration or Termination.

9.7.1 Termination by Juno Pursuant to Section 9.2, or by Celgene Pursuant to Section 9.3, 9.4, or 9.5. In the event this Celgene Lead Co-Co Agreement is terminated by Juno pursuant to Section 9.2 or by Celgene pursuant to Section 9.3, 9.4, or 9.5, then notwithstanding anything contained in this Celgene Lead Co-Co Agreement to the contrary, upon the effective date of such termination:

(a) Celgene Co-Co Termination. All licenses granted to Juno under this Celgene Lead Co-Co Agreement shall terminate in their entirety, Juno shall cease any and all

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Development, and Commercialization Activities with respect to all terminated Celgene Program Co-Co Products, Celgene Program Co-Co Candidates and Celgene Program Co-Co Diagnostic Product, and all rights in such terminated Celgene Program Co-Co Products, Celgene Program Co-Co Candidates and Celgene Program Co-Co Diagnostic Products granted by Celgene to Juno shall revert to Celgene pursuant to Section 9.8;

(b) Return of Confidential Information. Each Party shall return or destroy all Confidential Information of the other Party pursuant to Article 8 of the Master Collaboration Agreement, unless such information is practiced by the receiving Party pursuant to licenses retained after any such termination under this Celgene Lead Co-Co Agreement, another Development & Commercialization Agreement or the Master Collaboration Agreement; and

(c) Survival of License. The license granted to Celgene in Section 6.1.2 shall automatically convert to the applicable license set forth in Section 9.8.

9.7.2 Termination by Juno Pursuant to Section 9.3, 9.4, 9.5 or 9.6. In the event this Celgene Lead Co-Co Agreement is terminated by Juno pursuant to Section 9.3, 9.4, 9.5, or 9.6, then (a) subject to Section 9.10, all rights and obligations of the Parties under this Celgene Lead Co-Co Agreement shall terminate, except that Section 9.8.1 shall apply following the effective date of such termination, and (b) each Party shall return or destroy any Confidential Information of the other Party pursuant to Article 8 of the Master Collaboration Agreement that is not necessary to practice any licenses and other rights retained by such Party following such termination under this Celgene Lead Co-Co Agreement, another Development & Commercialization Agreement or the Master Collaboration Agreement.

9.8 Celgene Program Co-Co Reversion Products.

9.8.1 Reversion. If this Celgene Lead Co-Co Agreement terminates for any reason, then all Celgene Program Co-Co Products, Celgene Program Co-Co Diagnostic Products and/or Celgene Program Co-Co Candidates shall be deemed “Celgene Program Co-Co Reversion Products”. Subject to the remainder of this Section 9.8.1, Juno shall grant and hereby grants to Celgene a non-exclusive, royalty-free, non-assignable (except as provided in Section 10.4) license, with the right to grant sublicenses [***], under (a) [***], (b) [***], and (c) [***], in each case of (a) through (c), [***] Research, Develop, Manufacture, use, import, offer for sale, sell, and Commercialize Celgene Program Co-Co Reversion Products in the Territory in the Field, [***] the Celgene Program Co-Co Reversion Products [***].

9.8.2 Effects of Reversion. With respect to each Celgene Program Co-Co Product, Celgene Program Co-Co Candidate or Celgene Program Co-Co Diagnostic Product that becomes a Celgene Program Co-Co Reversion Product:

(a) Juno shall return to Celgene [***], at no cost to Celgene, all Know-How within the Celgene Program Co-Co IP transferred by Celgene to Juno with respect to each such Celgene Program Co-Co Reversion Product;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(b) Except to the extent not permitted pursuant to any agreements between Juno and a Third Party, Juno shall provide to Celgene, [***], at Celgene’s request, subject to Celgene’s [***] pertaining to the applicable Celgene Program Co-Co Reversion Products [***] such Celgene Program Co-Co Reversion Products, including copies of (i) [***] Celgene Program Co-Co Reversion Products, if applicable and (ii) materials and documents relating to [***] such Celgene Program Co-Co Reversion Products by Juno or its Affiliates [***]. For clarity, Celgene shall have the right to use the foregoing [***] information, materials and data [***] of Celgene Program Co-Co Reversion Products;

(c) with respect to any Celgene Program Co-Co Product, Celgene Program Co-Co Candidate or Celgene Program Co-Co Diagnostic Product that becomes an Celgene Program Co-Co Reversion Product as a result of termination of this Celgene Lead Co-Co Agreement at a time during which Juno is conducting a Clinical Trial for such Celgene Program Co-Co Product, Celgene Program Co-Co Candidate or Celgene Program Co-Co Diagnostic Product, Juno will, as directed by Celgene, [***], if such termination is pursuant to Sections 9.3, 9.4, or 9.5 (in each case by Celgene), and otherwise [***];

(d) Juno shall otherwise cooperate reasonably with Celgene to provide a transfer of the materials described in Sections 9.8.2(a) through (c), such transfer to be completed within [***] after the Parties have identified the Know-How to be transferred;

(e) As and to the extent a Third Party is manufacturing such Celgene Program Co-Co Reversion Product for supply to Celgene by Juno, Juno shall [***], to assist in [***]. If, at any time during the Celgene Co-Co Term, Juno or an Affiliate of Juno begins manufacturing any Celgene Program Co-Co Product, Celgene Program Co-Co Candidate or Celgene Program Co-Co Diagnostic Product, the Parties shall [***] of such Celgene Program Co-Co Product, Celgene Program Co-Co Candidate or Celgene Program Co-Co Diagnostic Product from Juno or such Affiliate to Celgene or Celgene’s designee in the event such Celgene Program Co-Co Candidate or Celgene Program Co-Co Product becomes a Celgene Program Co-Co Reversion Product, which shall include [***]. Additionally, upon any Celgene Program Co-Co Product, Celgene Program Co-Co Candidate or Celgene Program Co-Co Diagnostic Product becoming a Celgene Program Co-Co Reversion Product, at Celgene’s request, Juno shall [***], for a price equal to [***];

(f) To the extent that Juno owns any trademark(s) and/or domain names that [***] a Celgene Program Co-Co Reversion Product that [***] for the Commercialization of a Celgene Program Co-Co Reversion Product (as [***], but not including any marks that include, in whole or part, any corporate name or logo of Juno), Celgene shall have the right to [***]. Celgene shall exercise such right by written notice to Juno within [***] after such Celgene Program Co-Co Candidate or Celgene Program Co-Co Product or Celgene Program Co-Co Diagnostic Product becomes a Celgene Program Co-Co Reversion Product. The Parties shall [***] to Celgene for up to [***] after Juno receives any such written notice from Celgene; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(g) If Juno has obtained a Third Party License with respect to such Celgene Program Co-Co Reversion Product and Celgene is a sublicensee under such Third Party License, then [***] such Third Party License to the extent due with respect to the [***].

9.9 Survival of Sublicenses. Celgene’s right to grant sublicenses under the licenses granted in Section 9.8 shall survive any termination of this Celgene Lead Co-Co Agreement. With the exception of the foregoing, termination of this Celgene Lead Co-Co Agreement shall be construed as a termination of any sublicense granted by either Party to any Sublicensee hereunder, provided however that such Sublicensee shall have the right to request that such Party grants to such Sublicensee a direct license, and such Party [***].

9.10 Surviving Provisions.

9.10.1 Accrued Rights; Remedies. Termination, relinquishment or expiration of this Celgene Lead Co-Co Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination, relinquishment or expiration, including the payment obligations under Article 5 hereof, and any and all damages or remedies (whether in law or in equity) arising from any breach hereunder. Such termination, relinquishment or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination of this Celgene Lead Co-Co Agreement. Except as otherwise expressly set forth in this Celgene Lead Co-Co Agreement, the termination provisions of this Article 9 are in addition to any other relief and remedies available to either Party under this Celgene Lead Co-Co Agreement and at applicable Law.

9.10.2 Survival. Notwithstanding any provision herein to the contrary, any rights or obligations otherwise accrued hereunder (including any accrued payment obligations) shall survive the expiration or termination of this Celgene Lead Co-Co Agreement. Further, the rights and obligations of the Parties set forth in the following Sections and Articles and Exhibits shall survive the expiration or termination of this Celgene Lead Co-Co Agreement, in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this Celgene Lead Co-Co Agreement: Sections (a) 2.3.2(b), 2.3.6(b), 2.5 (as to activities conducted during the Celgene Co-Co Term and activities conducted thereafter to the extent applicable to Celgene’s retained rights and licenses pursuant to Section 9.8), 2.6.1 (as to Celgene Program Co-Co Materials transferred during the Celgene Co-Co Term), 2.6.2 (to the extent that the Celgene Co-Co Materials Receiving Party retains a license to use such Celgene Co-Co Materials following termination), 2.6.3 (as to Celgene Co-Co Materials transferred during the Celgene Co-Co Term), 2.7, 5.4.3 (as to activities conducted during the Celgene Co-Co Term), 6.1.3 (to the extent applicable), 6.1.4, 6.1.5, 6.1.6, 6.2, 6.5 (to the extent Celgene retains rights and licenses [***], and except that Section 6.5.10 shall apply only if [***]), 6.7, 6.8, 6.9 (last sentence, to the extent a party retains rights or license after termination), Article 7 (to the extent applicable to claims arising [***] exercise of its rights and licenses pursuant to Section 9.8), Article 8 (to the extent applicable to claims arising [***] of provisions that are deemed to survive pursuant to this Celgene Lead Co-Co Agreement or to the extent a Party [***] from the other Party to Develop, Manufacture or Commercialize Celgene Program Co-Co Candidates, Celgene Program Co-Co Products or Celgene Program Co-Co Diagnostic Products after such

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

46

termination), Sections 9.7, 9.8, 9.9, 9.10, 9.11, Article 10 and Exhibit A, Exhibit B, Exhibit D (to the extent applicable to activities conducted [***]) and Exhibit H (to the extent applicable to activities conducted [***]); provided that such survival shall be limited to any specific time periods set forth in such Articles and Sections.

9.11 Relationship to Other Agreements. Termination of this Celgene Lead Co-Co Agreement shall not affect in any way the terms or provisions of the Master Collaboration Agreement, any other then-existing executed Development & Commercialization Agreement or the Equity Purchase Agreement.

ARTICLE 10

MISCELLANEOUS

10.1 Confidentiality; Publicity.

10.1.1 Confidentiality. The confidentiality, non-disclosure and non-use obligations set forth in Article 8 of the Master Collaboration Agreement, including each Party’s rights and obligations with respect to publicity and publications set forth in Sections 8.6 and 8.7.2 of the Master Collaboration Agreement, shall apply to the Parties’ performance of all activities under this Celgene Lead Co-Co Agreement.

10.1.2 Press Release. Upon or following the Celgene Lead Co-Co Agreement Effective Date, the Parties may issue the form of press release agreed by the Parties pursuant to Section 8.6 of the Master Collaboration Agreement and attached hereto as Exhibit D. In all other cases, the issuance of any press release or other public statement by either Party or their respective Affiliates disclosing any information relating to this Celgene Lead Co-Co Agreement, the activities hereunder, or the transactions contemplated hereby shall be subject to Section 8.6 of the Master Collaboration Agreement.

10.2 Disclaimer of Warranties. Except as otherwise expressly set forth in this Celgene Lead Co-Co Agreement or the Master Collaboration Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY THAT ANY PATENTS ARE VALID OR ENFORCEABLE, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. Without limiting the generality of the foregoing, each Party disclaims any warranties with regards to: (a) the success of any study or test, including the Celgene Co-Co Program, commenced under this Celgene Lead Co-Co Agreement; (b) the safety or usefulness for any purpose of the technology or materials, including any Celgene Program Co-Co Candidate, Celgene Program Co-Co Product or a Celgene Program Co-Co Diagnostic Product, it provides or discovers under this Celgene Lead Co-Co Agreement; or (c) the validity, enforceability, or non-infringement of any intellectual property rights or technology it provides or licenses to the other Party under this Celgene Lead Co-Co Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

47

10.3 Applicability of Terms of Master Collaboration Agreement. In addition to those provisions of the Master Collaboration Agreement that are expressly stated in this Celgene Lead Co-Co Agreement to apply to the Parties activities hereunder, Sections 12.1, 12.2, 12.3, 12.5, 12.6, 12.7, 12.8, 12.9 (with respect to the Parties ability to bind one another and with respect to third party beneficiaries), 12.11, 12.12, 12.13, 12.14 and 12.15 of the Master Collaboration Agreement shall apply in full to the Party’s performance of all activities under this Celgene Lead Co-Co Agreement. References to “Agreement” in such sections shall refer to this Celgene Lead Co-Co Agreement.

10.4 Assignment.

10.4.1 Generally. This Celgene Lead Co-Co Agreement may not be assigned by any Party, nor may any Party delegate its obligations or otherwise transfer licenses or other rights created by this Celgene Lead Co-Co Agreement, except as expressly permitted hereunder without the prior written consent of the other Party, which consent will not be unreasonably withheld, delayed or conditioned.

10.4.2 Celgene. Notwithstanding the limitations in Section 10.4.1, Celgene Corp. and Celgene RIVOT may assign this Celgene Lead Co-Co Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates solely as provided in this Section 10.4.2 or (b) its successor in interest in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Celgene Lead Co-Co Agreement; provided however that, except in the case where Celgene Corp., or Celgene RIVOT, as applicable, is [***], (i) Celgene Corp. or Celgene RIVOT, as applicable, provides Juno with at least [***] advance written notice of any such assignment(s), (ii) prior to such assignment(s), Celgene Corp. or Celgene RIVOT, as applicable, agrees in a written agreement delivered to Juno (and upon which Juno may rely) to remain fully liable for the performance of its obligations under this Celgene Lead Co-Co Agreement by its assignee(s), and (iii) prior to such assignment(s), the assignee(s) agree in a written agreement delivered to Juno (and upon which Juno may rely) to assume performance of all such assigned obligations. If Celgene Corp. or Celgene RIVOT, as applicable, wishes to assign [***], it will be permitted to do so conditioned on such [***], pursuant to which such [***].

10.4.3 Juno. Notwithstanding the limitations in Section 10.4.1, Juno may assign this Celgene Lead Co-Co Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates solely as provided in this Section 10.4.3 or (b) its successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Celgene Lead Co-Co Agreement; provided however that, except in the case where Juno [***], (i) Juno provides Celgene with at least [***] advance written notice of any such assignment(s), (ii) prior to such assignment(s), Juno agrees in a written agreement delivered to Celgene (and upon which Celgene may rely) to remain fully liable for the performance of its obligations under this Celgene Lead Co-Co Agreement by its assignee(s), (iii) prior to such assignment(s), the assignee(s) agree in a written agreement delivered to Celgene (and upon which Celgene may rely) to assume performance of all such assigned obligations, (iv) in the case of any assignment(s) by Juno, all [***], and (v) all

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

48

of the matters referred to in clauses (i), (ii), (iii) and (iv), as applicable, will be set forth in documentation [***] prior to any such assignment(s) [***] and in all cases will provide [***]. If Juno wishes to assign [***], it will be permitted to do so conditioned on [***], pursuant to which such [***].

10.4.4 All Other Assignments Null and Void. The terms of this Celgene Lead Co-Co Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators and permitted assigns of the Parties. Any purported assignment in violation of this Section 10.4 will be null and void ab initio.

10.4.5 Business Combinations. Notwithstanding anything to the contrary in this Celgene Lead Co-Co Agreement, with respect to any intellectual property rights controlled by the acquiring party or its Affiliates (if other than one of the Parties to this Celgene Lead Co-Co Agreement) involved in any Business Combination of either Party, such intellectual property rights shall not be included in the technology and intellectual property rights licensed to the other Party hereunder to the extent held by such acquirer or its Affiliate (other than the relevant Party to this Celgene Lead Co-Co Agreement) prior to such transaction, or to the extent such technology is developed outside the scope of activities conducted with respect to the Collaboration, Celgene Co-Co Program, Celgene Program Co-Co Candidates, Celgene Program Co-Co Products or related Celgene Program Co-Co Diagnostic Products. The Celgene Program Co-Co IP and [***] shall exclude any intellectual property [***] by a permitted assignee or successor and not developed in connection with the Collaboration, Celgene Co-Co Program, Celgene Program Co-Co Candidates, or Celgene Program Co-Co Products, or related Celgene Program Co-Co Diagnostic Products, researched, Developed or Commercialized pursuant to this Celgene Lead Co-Co Agreement, any other Development & Commercialization Agreement or the Master Collaboration Agreement.

10.5 Entire Agreement. This Celgene Lead Co-Co Agreement, together with the attached Exhibits and Schedules, and the Master Collaboration Agreement, including its Exhibits and Schedules, contains the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior express or implied agreements, understandings and representations, either oral or written, which may have related to the subject matter hereof in any way, and any and all term sheets relating to the transactions contemplated by this Celgene Lead Co-Co Agreement and exchanged between the Parties prior to the Celgene Lead Co-Co Agreement Effective Date.

[Signature Page Follows]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

49

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Celgene Lead Co-Co Agreement to be executed by their respective duly authorized officers as of the Celgene Lead Co-Co Agreement Effective Date.

JUNO THERAPEUTICS, INC.	CELGENE CORPORATION

By:	By:

Name:	Name:

Title:	Title:

CELGENE RIVOT LTD.

By:

Name:

Title:

[Signature page to Celgene Lead Co-Co Agreement]

EXHIBIT A

Celgene Co-Co Program

The Program that is the subject of this Celgene Lead Co-Co Agreement (the “Celgene Co-Co Program”) is:

☐ the [                    ] Program,

which is a

☐ a Celgene Program;

☐ an [***] Program;

☐ a [***] BD Program;

☐ an [***] BD Program for which [***] is the Offering Party;

☐ an [***] BD Program for which the Lead Development Candidate is a [***] and for which [***] is the Offering Party;

☐ a [***] BD Program where the Lead Development Candidate is a [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A - 1

EXHIBIT B

Celgene Program Co-Co Target, Celgene [***] and Celgene Program Co-Co Candidates

For the Celgene Co-Co Program that is:

☐ the [                    ] Program, then:

A.	the “Celgene Program Co-Co Target” is: [ ]; and

B.	the “[***]” are: [ ]; and

C.	the “Celgene Program Co-Co Candidates” are: each [***] Agent that is [***] to the [***] for [insert applicable Target], and that is designed, discovered, generated, invented or conceived by Celgene or any of its Affiliates [***]. For clarity, and as set forth in Section 1.24 of the Master Collaboration Agreement, Celgene Program Co-Co Candidates also include [***].

☐ For clarity, for each of the foregoing Celgene Co-Co Programs, in no event shall any Target listed on Schedule 1.25 of the Master Collaboration Agreement be a Celgene Program Co-Co Target.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B - 1

EXHIBIT C

Co-Co Upfront Payments

In consideration for the rights and licenses granted to Juno under this Celgene Lead Co-Co Agreement with respect to the Celgene Co-Co Program:

1. Option Exercise and Designation Payments.

(a) If the Parties have entered into this Celgene Lead Co-Co Agreement as a result of Juno’s delivery of an Option Exercise Notice for a Celgene Co-Co Program that was (i) a Celgene Program for which Juno exercised the Option pursuant to Section 3.1.3 of the Master Collaboration Agreement, or (ii) [***] for which Juno exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement, and [***] the Designation Payment as calculated and payable in accordance with Sections 6.4.2 of the Master Collaboration Agreement [***], then Juno shall, within [***] following the delivery of such Juno Option Exercise Notice, pay to Celgene such Designation Payment for such [***] Program, as applicable;

(b) If the Parties have entered into this Celgene Lead Co-Co Agreement as a result of Juno’s delivery of an Option Exercise Notice for a Celgene Co-Co Program that was (i) a Celgene Program for which Juno exercised the Option pursuant to Section 3.1.3 of the Master Collaboration Agreement, or (ii) [***] for which Juno exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement, and [***] the Designation Payment as calculated and payable pursuant to Section 6.4.2 of the Master Collaboration Agreement, [***], then Juno shall [***].

(c) Subject to subsection (d) below, if the Parties have entered into this Celgene Lead Co-Co Agreement with respect to an [***], Juno shall, within [***] after delivery to Celgene of the [***] Option Exercise Notice for such [***] Program, pay to Celgene the [***], as set forth in Section 6.5.3 of the Master Collaboration Agreement, [***] Portion in accordance with Section 6.5.3 of the Master Collaboration Agreement.

(d) Notwithstanding subsection (c), if (i) such [***] Option Exercise Notice was delivered [***].

(e) Subject to subsection (f) below, if the Parties have entered into this Celgene Lead Co-Co Agreement as a result of Juno’s delivery of a BD Option Exercise Notice for a [***] Program pursuant to Section 2.2.1 of the Master Collaboration Agreement, and Juno delivered such BD Option Exercise Notice for such [***] Program to Celgene within the BD Evaluation Period, Juno shall, within [***] after delivery to Celgene of the BD Option Exercise Notice for such [***] Program, pay to Celgene the BD Opt-In Payment as a lump sum payment equal to [***] BD Program [***], provided that if [***] BD Program [***], then for the purposes of [***] in accordance with Section 2.2.1(c) of the Master Collaboration Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C - 1

(f) Notwithstanding subsection (e), if (i) such [***] Option Exercise Notice was delivered [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C - 2

EXHIBIT D

Profit & Loss Share

This Exhibit D to this Celgene Lead Co-Co Agreement covers financial planning, accounting policies and procedures to be followed in determining the Profit & Loss Share. The Profit & Loss Share is not a legal entity and has been defined for identification purposes only.

1. Principles of Reporting.

(a) The presentation of results of operation of the Parties with respect to Celgene Program Co-Co Products in the Territory will be based on each Party’s respective financial information presented separately and on a consolidated basis in the reporting format depicted as follows with respect to all countries within the Territory, for calculating Profit & Loss Share for Celgene Program Co-Co Products in the Territory:

	Celgene	Juno
Total
[***]
[***]
[***]
[***]
[***]
[***]

(b) It is the intention of the Parties to interpret definitions to be consistent with this Exhibit D and Accounting Principles, it being understood and agreed that (i) “Operating Profits or Losses” shall be calculated in accordance with [***]. Where such costs will be determined based on [***], each Party agrees to provide reasonable supporting documentation, as may be requested by the other Party, to ensure that each Party’s methodologies are reasonable and consistently applied. To the extent that such costs are not readily determinable [***], the JCC will develop a reasonable methodology for determining such costs. Reasonable methodologies may include a standard rate or some other appropriate basis for allocating costs.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) If necessary, a Party will make the appropriate adjustments to the financial information it supplies under this Exhibit D to conform to the above format of reporting results of operation.

(d) The Parties agree that all Celgene Co-Co Net Sales of Celgene Program Co-Co Product in the Territory will be booked by Celgene.

2. Frequency of Reporting.

(a) The fiscal year for the purposes of reporting and other activities undertaken by the Parties pursuant to this Exhibit D will be a Calendar Year. Unless the schedule of such reporting is altered by the JSC, reporting by each Party for revenues and expenses will be as set forth in this Paragraph 2 of this Exhibit D.

(b) Celgene will prepare, for sales of Celgene Program Co-Co Product, a consolidated reporting of the activities undertaken by the Parties hereunder (including Operating Profit or Loss), the calculation of the Operating Profit or Loss sharing, and determination of the cash settlement as between the Parties. Celgene will provide Juno within [***] after the end of each Calendar Quarter, a detailed statement showing the consolidated results and calculations of the Operating Profit or Loss sharing and cash settlement required in a format agreed to by the Parties (the “Report”). Juno will cooperate as appropriate and provide Celgene with financial statements, within [***] of the end of each Calendar Quarter, for Juno’s activities with respect to Celgene Program Co-Co Product, prepared in accordance with the terms contained in the financial planning, accounting and reporting procedures set forth in this Exhibit D in order for Celgene to prepare the consolidated reports, including in reasonable detail the following costs and expenses incurred by Juno in such Calendar Quarter: [***].

(c) On a [***] basis, Celgene will supply Juno with an estimate of Celgene Co-Co Net Sales during the prior month of such Celgene Program Co-Co Product in the Territory , [***] (using the conversion method set forth in this Celgene Lead Co-Co Agreement) according to Celgene’s sales reporting system, which will be [***]. Celgene shall also provide to Juno information regarding [***]. Each such report will be provided [***] after the last day of the [***] in question, and will separately provide monthly and year-to-date cumulative figures. Celgene will provide to Juno, [***], an updated report for the [***].

3. Financial Records. With respect to all financial records and reports required by this Exhibit D, each Party to the extent applicable hereunder will keep financial records in accordance with its Accounting Principles. All cost reporting will be based on the appropriate costs definitions stated in Paragraph 7 of this Exhibit D or elsewhere in this Celgene Lead Co-Co Agreement, and each Party will report costs in a manner consistent with a mutually agreed standard.

4. Operating Profits and Loss Sharing.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a) The Parties agree to share Operating Profits and Losses with respect to Development and Commercialization of Celgene Program Co-Co Products in the Territory as set forth below:

(i) If Section 5.2.1 of this Celgene Lead Co-Co Agreement applies, then for Celgene Program Co-Co Products arising from such [***] Programs Celgene will bear (and be entitled to) [***], and Juno will bear (and be entitled to) [***] of Operating Profits or Losses;

(ii) If Section 5.2.2 of this Celgene Lead Co-Co Agreement applies, then for Celgene Program Co-Co Products arising from such [***] Programs, Celgene will bear (and be entitled to) [***], and Juno will bear (and be entitled to) [***] of Operating Profits and Losses; and

(iii) If Section 5.2.3 of this Celgene Lead Co-Co Agreement applies, then for Celgene Program Co-Co Products containing [***], for the relevant [***] Program, Celgene will bear (and be entitled to) [***], and Juno will bear (and be entitled to) [***] of Operating Profits or Losses.

(b) Celgene shall either invoice Juno, or pay to Juno, at the time the Report is delivered to Juno, an amount such that Juno will be bearing its Profit & Loss Share (as defined in Section 6.2 of this Celgene Lead Co-Co Agreement) for the relevant sales of Celgene Program Co-Co Product. Either (i) Juno shall make payment in full to Celgene of the amount of any such invoice, within [***] after the date of such invoice, or (ii) Celgene shall pay Juno within [***] after the Report is delivered to Juno, an amount such that Juno will bear or receive its Profit & Loss Share. Such amounts will be invoiced and paid (whether before or after Regulatory Approval is received) pursuant to this Paragraph 4(b) of this Exhibit D. All payments to be made by either Party hereunder will be made in U.S. Dollars by wire transfer to such bank account as such Party may designate.

(c) In the event any payment is made after the date specified in Paragraph 4(b) of this Exhibit D and provided that such payment is not otherwise subject to good faith dispute, the paying Party will pay the additional amounts or the receiving Party will reimburse such excess payments, with interest from the date originally due as provided in Section 6.4.2 of this Celgene Lead Co-Co Agreement.

5. Start of Operations and Effective Accounting Date Termination.

(a) Operation of the Profit & Loss Share will be [***]. Except as otherwise provided herein, costs and expenses incurred prior to such date are [***].

(b) Unless otherwise set forth in this Celgene Lead Co-Co Agreement, for reporting and accounting purposes with respect to the Profit & Loss Share, the effective termination date of the Celgene Lead Co-Co Agreement with regard to the last detailing year for Celgene Program Co-Co Product will be the end of the month in which such termination takes place.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Audits. Each Party will keep, and will cause its Affiliates and Sublicensees, as applicable, to keep, accurate books and records of accounting as required under its Accounting Principles for the purpose of calculating all amounts payable by either Party to the other Party under the Profit & Loss Share, including with respect to the calculation of Allowable Expenses, Gross Profit and Celgene Co-Co Net Sales of Celgene Program Co-Co Product for NA Territory Administration and ROW Territory Administration. Such records shall be retained by each Party or any of its Affiliates or Sublicensees (in such capacity, the “Recording Party”) for a period of no less than [***] after the [***] to which such records relate. At the request of either Party, the other Party will, and, will cause its Affiliates and Sublicensees, as applicable, to, permit the requesting Party and its representatives (including an independent auditor), at reasonable times and upon reasonable notice to the Recording Party, to inspect, review and audit the books and records maintained pursuant to this Paragraph 6 of this Exhibit D. Such examinations may not, unless otherwise required by applicable Law, (a) be conducted for any Calendar Year more than [***] after the end of [***], (b) be conducted more than [***] in any [***] period, or (c) [***]. Except as provided below, the cost of this examination will be borne by the Party that requested the examination, unless the audit reveals a variance of more than [***] from the reported amounts, in which case the audited Party will bear the cost of the audit. Unless disputed as described below, if such audit concludes that additional payments were owed or that excess payments were made during such period, the paying Party will pay the additional amounts or the receiving Party will reimburse such excess payments, with interest from the date originally due as provided in Section 6.4.2 of this Celgene Lead Co-Co Agreement, within [***] after the date on which a written report of such audit is delivered to the Parties. In the event of a dispute regarding such books and records, including the amounts owed to a Party under Section 6.2 of this Celgene Lead Co-Co Agreement or the calculation of Allowable Expenses, Celgene Co-Co Net Sales of Celgene Program Co-Co Product or Gross Profit, the Parties will work in good faith to resolve the disagreement. If the Parties are unable to reach a mutually acceptable resolution of any such dispute [***], such dispute will be resolved in accordance with Section 12.7 of the Master Collaboration Agreement. The receiving Party will treat all information subject to review under this Paragraph 6 of this Exhibit D in accordance with the confidentiality provisions of Article 8 of the Master Collaboration Agreement and the Parties will cause any auditor or arbitrator to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating such firm to retain all such financial information in confidence pursuant to a confidentiality agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Definitions.

(a) “Allocable Overhead” means the following costs, attributable to the Profit & Loss Share, all of which will be consistent with Accounting Principles in accordance with each Party’s then-current practices and reported in a manner consistent with a standard mutually agreed upon by the Parties:

(i) [***]; and

(ii) [***].

(b) “Allowable Expenses” means the sum of the following costs and expenses incurred during the term the Profit & Loss Share is applicable, as set forth in Paragraph 5 of this Exhibit D, which will coincide with the Celgene Co-Co Term, by the Parties, their Affiliates or Sublicensees, pursuant to the Commercialization, including Manufacturing, of Celgene Program Co-Co Products in accordance with this Celgene Lead Co-Co Agreement, during the applicable Calendar Quarter or the applicable Calendar Year: [***], in each case that are incurred in accordance with the Co-Co Commercialization Budget, the Celgene Co-Co Development Budget and the terms and conditions of this Celgene Lead Co-Co Agreement.

(c) “Celgene Co-Co Development Costs” means on a Celgene Program Co-Co Product-by- Celgene Program Co-Co Product basis, the costs actually incurred by the Parties, their Affiliates or Sublicensees, in accordance with the Celgene Co-Co Development Budget with respect to those Development activities performed pursuant to the Celgene Co-Co Development Plan, from and after the Celgene Lead Co-Co Agreement Effective Date. In determining “Celgene Co-Co Development Costs” chargeable under this Celgene Lead Co-Co Agreement will be calculated using [***].

(d) “Costs of Goods Sold” or “COGS” means the sum of (i) [***], (ii) [***], (iii) [***], and (iv) [***].

(e) “Distribution Costs” means the costs, including [***] to the distribution of a Celgene Program Co-Co Product for ROW Territory Administration or for NA Territory Administration, in each case for end use by a Party and reported in a manner mutually agreed upon by the Parties, including [***] to the extent not reimbursed by a Third Party.

(f) “Gross Profit” means Celgene Co-Co Net Sales of Celgene Program Co-Co Product less Cost of Goods Sold for sales of such Celgene Program Co-Co Product.

(g) “Manufacturing Costs” means costs to supply [***] (i) supplied by [***], or (ii) manufactured directly by either Party or its Affiliates or Sublicensees; it being understood and agreed that (A) in the case of costs referred to in subsection (i) of this sentence where [***] is the manufacturer, Manufacturing Costs will equal [***] of the amounts invoiced by (1) [***] and (2) [***] engaged by such Party or its Affiliates to provide [***], and (B) in the case of costs referred to in subsection (ii) of this sentence where either Party or one of its Affiliates or its Sublicensees is the manufacturer, Manufacturing Costs will equal the [***], which manufacturing costs: (x) will include [***] allocable to the applicable Celgene Program Co-Co Product, and (y) will be calculated in accordance with its Accounting Principles and the manufacturing party’s [***], and (z) notwithstanding anything to the contrary, will exclude [***]. Overhead included in Manufacturing Costs incurred with respect to activities conducted at the same facility for [***], will each be allocated on a reasonable basis that is mutually agreed upon by the Parties.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(h) “Marketing Costs” means [***] costs incurred by the Parties, their Affiliates or Sublicensees, arising from activities [***] of Celgene Program Co-Co Product (i.e., [***] related to the Celgene Program Co-Co Product and approved by the JSC, in each case that are incurred in accordance with the Celgene Co-Co Commercialization Budget. Such costs will include [***]. Marketing Costs will also include [***]. Marketing Costs will specifically exclude the costs of [***].

(i) “Operating Profits or Losses” means Gross Profit for Celgene Program Co-Co Product less the Allowable Expenses. The Parties agree that Operating Profit or Loss will not include costs or expenses of a Party or its Affiliates or Sublicensees that are: (i) [***], or (ii) subject to [***] (and for clarity, if [***] will not be included in the calculation of Operating Profit or Loss).

(j) “Other Operating Income/Expense” means the following items, to the extent incurred with respect to and reasonably related to the Commercialization of Celgene Program Co-Co Product with respect to the relevant country(ies) under this Celgene Lead Co-Co Agreement:

(i) [***];

(ii) [***];

(iii) [***];

(iv) [***];

(v) [***]; and

(vi) [***].

(k) “Pharmacovigilance Expenses” means those expenses incurred [***].

(l) “Product Recall Expenses” means [***], except to the extent already allocated pursuant to subsection (h).

(m) “Regulatory Expenses” means all costs incurred, with respect to Celgene Program Co-Co Product in the relevant country(ies) to [***] during the Celgene Co-Co Term and pursuant to this Celgene Lead Co-Co Agreement, that are specifically identifiable or reasonably allocable to [***], including without limitation [***].

(n) “Sales Costs” means costs, arising from activities expressly set forth in the Celgene Co-Co Commercialization Plan or otherwise approved by the JSC or JCC which are

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]. Subject to the foregoing, “Sales Costs” will include [***], consisting of [***], all to the extent such costs are set forth in the Celgene Co-Co Commercialization Budget or otherwise approved by the JSC or JCC. “Sales Costs” will include [***]. A mutually agreeable methodology for determining such costs which [***] will be set forth in the Celgene Co-Co Commercialization Budget.

(o) “Sublicense Revenues” means [***] received by either Party or its Affiliates from a Sublicensee as consideration for the grant of a sublicense under the licenses granted with respect to Celgene Program Co-Co Product.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT E

Form of Celgene Co-Co Material Transfer Agreement

This Celgene Co-Co Material Transfer Agreement No.         (the “Celgene Co-Co Material Transfer Agreement”) is made as of                      (the “Celgene Co-Co Material Transfer Agreement Effective Date”), pursuant to that certain Celgene Lead Co-Co Agreement for the [List Program] Program, entered into by Juno Therapeutics, Inc., Celgene Corporation and Celgene RIVOT Investment Company II, LLC, with an effective date of [●], 20     (the “[List Program] Program Celgene Lead Co-Co Agreement”), by and between:

Transferring Party: [Please identify transferring party]

And

Celgene Co-Co Material Receiving Party: [Please identify receiving party]

for the transfer of:

A. Confidential Information:

[Please identify any Confidential Information other than Celgene Co-Co Materials that would be transferred, e.g., assay protocols. If none, state “None.”]

B. Co-Co Materials:

[Please identify all Co-Co Materials to be transferred by type and name, as well as specifying the amount transferred. If none, state “None.”]

for the following Program(s):

☐	[ ] Program

☐

and for the purpose of:

[Please describe purpose and scope of use of such Confidential Information and/or Co-Co Materials]

The Parties acknowledge and agree that the transfer of Confidential Information and/or Celgene Co-Co Materials pursuant to this Celgene Co-Co Material Transfer Agreement will be pursuant to and in accordance with the terms and conditions of the Master Collaboration Agreement and this [list Program] Celgene Lead Co-Co Agreement. Any capitalized terms used in this Celgene Co-Co Material Transfer Agreement that are not defined herein have the meanings ascribed to them in the Master Collaboration Agreement or the [list Program] Celgene Lead Co-Co Agreement, as applicable.

[Signature Page Follows]

E-1

IN WITNESS WHEREOF, this Celgene Co-Co Material Transfer Agreement is entered into as of the Celgene Co-Co Material Transfer Agreement Effective Date, and it is accepted and agreed to by the Parties’ authorized representatives.

For the Co-Co Materials Transferring Party:	For the Co-Co Materials Receiving Party:

By:	By:

Name:	Name:

Title:	Title:

E-2

EXHIBIT F

Commercialization Opt-In Terms

If Juno delivers a Juno Co-Commercialization Notice to Celgene pursuant to Section 3.1.2 Juno shall have the right to participate in the following Commercialization Activities relating to the Commercialization of Celgene Program Co-Co Products in the Major EU Market Countries or the North America Territory (in each case, where Juno delivers a Juno Co-Commercialization Notice to Celgene) and in such case the following terms shall apply to the conduct of the Commercialization Activities:

1.1 Celgene Responsibilities. Following Juno’s exercise of the Commercialization Opt-In Right, Celgene shall remain responsible for:

(a) the form and content of the Commercialization Plan for Commercialization of Celgene Program Co-Co Products for ROW Territory Administration, [***], and for all activities relating to the Commercialization of Celgene Program Co-Co Products;

(b) booking all sales of Celgene Program Co-Co Products in the relevant territory;

(c) execution of [***], including [***], and [***], including [***]; and

(d) all market access activities, including [***] in the relevant territory.

1.2 Commercialization Activities. Juno shall have the right to participate in certain Commercialization Activities relating to the Celgene Program Co-Co Products as set forth in Section 3.1.6.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

F-1

EXHIBIT G

Form of Press Release

G-1

EXHIBIT H

Certain U.S. Federal Income Tax Matters

[***]

[***] Seven pages have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H-1

SCHEDULE 3.1.6(b)

Minimum Sales Representative Qualifications

•	[***].

•	[***].

•	[***].

•	[***].

•	[***].

•	[***].

•	[***].

•	[***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 6.1.1

Patents Licensed to Juno

SCHEDULE 6.1.2

Patents Licensed to Celgene

EXHIBIT D

FORM OF MATERIAL TRANSFER AGREEMENT

TO BE ATTACHED

SCHEDULE 1.25

CELGENE EXCLUDED PROGRAMS

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 1.37

CELGENE TARGETS

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 3.1.5

[***] Post-Option Exercise Agreements*

* If an Option is not exercised by a Party for [***].

** In each case where the specified agreement is a License Agreement, subject to Section 3.1.4 (including limitations regarding the Maximum Number of Co-Promote Rights), Celgene shall have the right to exercise the Celgene Co-Promote Right for the applicable Program, and in such case the applicable Development and Commercialization Agreement would be a Juno Lead Co-Co Agreement.

Note: All references to [***] P&L share are to [***] Juno, [***] Celgene.

Party Exercising Original Option	Original Type of Program	Agreement for Designated Program**	Party offering [***]	Party offering [***]	Option Exercise for [***]; Party Exercising	Post Option Agreement for [***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Six pages have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 7.3.6(c)

CORE COUNTRIES

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.